As filed with the Securities and Exchange Commission on July 31, 2006


                         File Nos. 2-67052 and 811-3023

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933


                        Post-Effective Amendment No. 193


                                       AND

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940


                                Amendment No. 194


                                   FORUM FUNDS
                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900

                                David M. Whitaker
                          Citigroup Fund Services, LLC
                               Two Portland Square
                              Portland, Maine 04101

                                   Copies to:

                              Robert J. Zutz, Esq.
                   Kirkpatrick Lockhart Nicholson & Graham LLP
                               1601 K Street, N.W.
                             Washington, D.C. 20006

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It is proposed that this filing will become effective:

       X immediately upon filing pursuant to Rule 485, paragraph (b)(1)
         on ________ pursuant to Rule 485, paragraph (b)(1)
         60 days after filing pursuant to Rule 485, paragraph (a)(1)
         on ___________ pursuant to Rule 485, paragraph (a)(1)
         75 days after filing pursuant to Rule 485, paragraph (a)(2)
         on _____________ pursuant to Rule 485, paragraph (a)(2) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



Title of series being registered: Absolute Strategies Fund, Austin Global Equity Fund, Merk Hard Currency Fund, Payson Total Return Fund, Payson Value Fund, and Shaker Fund


[LOGO] ABSOLUTE Strategies
       FUND
                  With Strategic Portfolio Analysis by Lipper
[LOGO] LIPPER
A REUTERS COMPANY
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                                  PROSPECTUS

                                August 1, 2006

                             INSTITUTIONAL SHARES
                                   A SHARES
                                   C SHARES
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    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
    THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR
      COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
[LOGO] ABSOLUTE INVESTMENT ADVISERS
  Absolute Strategies Fund and logo are service marks of Absolute Investment Advisers LLC; Absolute Investment Advisers ("AIA") and logo are service marks of AIA; Lipper and the Lipper logo are registered service marks of Lipper Inc.;
        and other marks referred to herein are the trademarks, service marks, registered trademarks or registered service marks of the respective owners thereof.

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                                                       ABSOLUTE STRATEGIES FUND
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TABLE OF CONTENTS

       RISK/RETURN SUMMARY                                             2
              Investment Objective                                     2
              Principal Investment Strategies                          2
              Principal Investment Risks                               4
       PERFORMANCE                                                     5
       FEE TABLES                                                      5
       INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES/RISKS  8
              Investment Objective                                     8
              Principal Investment Strategies                          8
              Investment Policies                                      9
              Principal Investment Risks                              10
       MANAGEMENT                                                     12
              The Adviser and Sub-Advisers                            12
              Portfolio Managers                                      15
              Other Service Providers                                 20
              Fund Expenses                                           20
       YOUR ACCOUNT                                                   21
              How to Contact the Fund                                 21
              General Information                                     21
              Buying Shares                                           23
              Selling Shares                                          27
              Choosing a Share Class                                  29
              Exchange Privileges                                     33
              Retirement Accounts                                     34
       OTHER INFORMATION                                              34
              Distributions                                           34
              Taxes                                                   34
              Organization                                            35
       FINANCIAL HIGHLIGHTS                                           36

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ABSOLUTE STRATEGIES FUND
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RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE
The Fund seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low correlation to traditional financial market indices such as the S&P 500 Index. The Fund's investment objective may be changed by the Board of Trustees of the Fund without a shareholder vote. PRINCIPAL INVESTMENT STRATEGIES

Absolute Investment Advisers LLC ("ABSOLUTE"), the Fund's investment adviser, believes that there are important benefits that come from investing alongside skilled money managers whose strategies when combined will seek to provide enhanced risk-adjusted, low volatility returns. Based on this belief, the Fund will pursue absolute returns by allocating assets among a carefully chosen group of asset managers (the "Sub-Advisers") who employ a wide range of specialized investment strategies. ABSOLUTE will allocate Fund assets among strategies of the Sub-Advisers that it believes offer the potential for attractive investment returns individually and are expected to blend within the Fund's portfolio so that it will have low correlation and low volatility relative to the broader stock and bond markets.
The strategies utilized by the Fund include absolute return strategies as well as traditional money management with an absolute or risk-adjusted return focus. Absolute return strategies are actively managed investments that aim to produce absolute (positive) returns regardless of general market conditions by exploiting disparities or inefficiencies in markets, geographical areas, and companies; taking advantage of anticipated price movements, up and/or down, of markets; and/or benefiting from cyclical relationships or special situations (such as reorganizations). A risk-adjusted return focus aims to produce positive returns while managing risk exposure.
The Sub-Advisers may invest and trade in a wide range of instruments, markets and asset classes, including but not limited to U.S. and non-U.S. equities and equity-related instruments, currencies, financial futures, and fixed-income and other debt-related instruments. The Sub-Advisers may invest in equity and debt securities of companies of all sizes and without limit on the credit quality or maturity of debt securities.

In connection with their investment strategies, the Sub-Advisers will make use of a variety of sophisticated investment techniques including but not limited to the following:

LONG EQUITY STRATEGY capitalizes on underpriced equity securities or on positive market trends and may concentrate in certain markets, industries, company sizes, or geographical areas. Strategies are primarily managed for absolute return and Sub-Advisers assess risk and opportunity on an absolute, not an index-relative basis.
LONG/SHORT EQUITY MARKET NEUTRAL STRATEGY attempts to neutralize exposure to general domestic market risk by primarily investing in common stocks that are undervalued and short selling those stocks that are considered to be overvalued. Sub-Advisers intend to maintain approximately equal value exposure in long and short positions in order to offset the effects of general stock market movements.

HEDGED CONVERTIBLE MARKET NEUTRAL STRATEGY attempts to minimize market risk by purchasing convertible securities of a company and hedging that position by selling short the company's common stock. Equal dollars are invested long and short while attempting to maintain a sector neutral and capitalization neutral portfolio.
LONG/SHORT OR HEDGED EQUITY STRATEGY attempts to minimize overall market risk by using short sales or options on common stocks or indexes to hedge risk. Sub-Advisers may take advantage of an anticipated decline in the
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                                                       ABSOLUTE STRATEGIES FUND
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price of an overvalued company through the use of a covered call option and a corresponding put option (when spreads are available) or high quality taxable or tax-free issues (when spreads are narrow). Long and short positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks.
FIXED INCOME AND HIGH YIELD STRATEGY invests primarily in debt securities of domestic and foreign governments, agencies, and companies of all maturities and qualities, including high yield and TIPS (Treasury Inflated -- Protected Securities). The Fund may invest in mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities.
The Fund may also invest in other securities and instruments and employ investment strategies that are, or may in the future, become available.
ABSOLUTE will have primary responsibility for selecting the Fund's Sub-Advisers and determining the portion of the Fund's assets to be allocated to each Sub-Adviser. ABSOLUTE employs a proprietary quantitative approach to allocate assets and diversify across multiple asset classes and investment styles, which ABSOLUTE believes are complementary and have low correlation with each other and with major financial markets. ABSOLUTE reviews a wide range of quantitative and qualitative factors (e.g. statistical analysis and investment process) when evaluating each Sub-Adviser and their appropriate asset allocation.
ABSOLUTE may also direct a Sub-Adviser to reduce or limit its investment in certain assets or asset classes in order to achieve the desired composition of the Fund's portfolio. ABSOLUTE retains the discretion to invest the Fund's assets in securities and other instruments directly and may do so in certain circumstances including pending allocation to a Sub-Adviser, to hedge against overall Fund exposure created by the Sub-Advisers, or to increase or reduce the Fund's exposure to a particular issuer, sector or industry.
Lipper Inc. ("Lipper"), a Reuters Company, serves as a consultant to ABSOLUTE by providing Strategic Portfolio Analysis in the following areas:
   Helping to identify Sub-Advisers that ABSOLUTE may consider for the Fund; Providing analysis of Fund portfolio holdings using proprietary portfolio analytics and methodologies; and
   Providing analytics to assist ABSOLUTE in monitoring and analyzing the Fund's portfolio's risk-adjusted performance within each Sub-Adviser's investment strategy.
ABSOLUTE makes all Sub-Adviser selections and may use managers other than those identified by Lipper's Strategic Portfolio Analysis.
SUB-ADVISERS Initially, ABSOLUTE will select Sub-Advisers from the following group of registered investment advisers. There is no fixed or minimum allocation to any Sub-Adviser; however, ABSOLUTE will limit allocations to any one Sub-Adviser strategy to between 0% and 20% of total Fund assets. Aronson+Johnson+Ortiz, LP
Bernzott Capital Advisors
Contravisory Research & Management Corp.


Horizon Asset Management, Inc.
Kinetics Asset Management, Inc.
Loomis, Sayles & Company, L.P.
Metropolitan West Asset Management, LLC
Moody Aldrich Partners, LLC
Scout Investment Advisors, Inc.
SSI Investment Management, Inc.

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TT International Investment Management
TWIN Capital Management, Inc.
Yacktman Asset Management Co.

In the future, ABSOLUTE may remove Sub-Advisers from the foregoing group. ABSOLUTE may also add Sub-Advisers subject to applicable shareholder approval requirements.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is no assurance that the Fund will achieve its investment objective, and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Market movements will affect the Fund's share price on a daily basis. Significant declines are possible both in overall markets and in the specific assets held by the Fund. The market value of assets in which the Fund invests is based upon the markets' perception of value and is not necessarily an objective measure of the assets' value. The Fund is also non-diversified and may invest in securities of a limited number of issuers. Investments in securities of a limited number of issuers exposes the Fund to greater market risk and potential monetary losses than if its assets are diversified among the securities of a greater number of issuers.

The success of the Fund's investment strategy depends largely on ABSOLUTE's skill in selecting Sub-Advisers and allocating assets to those Sub-Advisers and on each Sub-Adviser's skill in assessing the potential of the assets in which the Fund invests. Also, because the Fund's investment position at any given time will vary depending on ABSOLUTE's and the Sub-Advisers' current view of the overall climate of the markets, the investment return and principal value of the Fund may fluctuate or deviate from overall market returns to a greater degree than the investment return and principal value of other funds that do not employ an absolute return focus. For example, if the Fund or a Sub-Adviser takes a defensive posture by hedging its portfolio and stock prices advance, the return to investors will be lower than if the portfolio had not been hedged. Other principal risks include:
   Securities of smaller companies, including securities of companies in initial public offerings, may be more volatile than the securities of larger companies and, as a result, prices of smaller companies may decline more in response to selling pressure;
   Foreign securities (including emerging markets) are subject to additional risks including international trade, currency, political, regulatory and diplomatic risk;
   Derivatives such as options and futures can be volatile, and a small investment in a derivative could have a large potential impact, positive and negative, on the performance of the Fund;
   Leverage through investment techniques such as short sales, margin transactions and swaps may multiply smaller market movements into large changes in the Fund's net asset value;
   Debt securities are subject to interest rate, credit and prepayment risk. An increase in interest rates will reduce the resale value of debt securities and changes in the financial condition or credit rating of an issue may affect the value of its debt securities. Issuers may prepay their obligations on fixed rate debt securities when interest rates decline, which can shorten a security's maturity and reduce the Fund's return;
   Securities that are illiquid or restricted (subject to contractual or legal restrictions on resale because they are not registered under the Securities Act of 1933) are subject to limitations on resale and the Fund may not be able to dispose of the securities promptly or at a reasonable price;
   The Fund's strategy may result in high turnover rates which may increase the Fund's brokerage commission costs as well as its short-term capital gains and may negatively impact the Fund's performance; and
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                                                       ABSOLUTE STRATEGIES FUND
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   The fees the Fund pays to invest in a pooled investment vehicle may be higher than if the manager of the pooled vehicle managed the Fund's assets directly.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
PERFORMANCE

Performance information for the Fund is not provided because the Fund has not been operational for a full year.

FEE TABLES

The following tables describe the various fees and expenses that you will pay if you invest in the Fund. Shareholder fees are charges you pay when buying, selling or exchanging shares of the Fund. Operating expenses, which include fees of ABSOLUTE, are paid out of the assets of each Fund class and are factored into the share price rather than charged directly to shareholder accounts.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                          INSTITUTIONAL      A           C
                                                                             SHARES        SHARES      SHARES
Maximum Sales Charge (Load) Imposed on Purchases (as a % of the offering
price)                                                                         None       4.50%/(1)/   None
Redemption Fee (as a % of value of shares redeemed)                           1.50%/(2)/  1.50%/(2)/  1.50%/(2)/
Exchange Fee (as a % of value of shares redeemed)                             1.50%/(2)/  1.50%/(2)/  1.50%/(2)/
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)/(3)/
Management Fees/(4)/                                                          1.60%       1.60%       1.60%
Distribution/Service (12b-1) Fees                                              None       0.25%/(5)/  1.00%/(5)/
Other Expenses/(3)/                                                           0.99%       1.22%       3.26%
  Dividend Expenses on Short Sales                                            0.39%       0.35%       0.46%
TOTAL ANNUAL FUND OPERATING EXPENSES/(3)/                                     2.59%       3.07%       5.86%
Waivers and Reimbursements/(3)/                                              -0.26%      -0.48%      -2.40%
NET EXPENSES/(3)/                                                             2.33%       2.59%       3.46%


/(1)/ No initial sales charge is applied to purchases of $1 million or more.
      Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table. A contingent deferred sales charge ("CDSC") of 1.00% will be charged on purchases of $1 million or more that are liquidated in whole or in part within one year of purchase. A CDSC will be charged on shares liquidated during the period beginning in the 13/th/ month and ending in the 24/th/ month of purchase as follows: 1.00% for purchases of $1 million but less than $3 million, 0.50% for purchases of $3 million but less than $5 million, and 0.25% for purchases of $5 million or more.
/(2)/ Shares redeemed or exchanged within 60 days of purchase will be charged a fee of 1.50% of the current net asset value of shares redeemed or exchanged, subject to limited exceptions. See "Selling Shares -- Redemption Fee" and "Exchange Privileges" for additional information.

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ABSOLUTE STRATEGIES FUND
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/(3)/ Based on amounts incurred during the Fund's most recent fiscal year as a percentage of average daily net assets. Excluding the effect of expenses attributable to dividends on short sales, organization costs, and offering costs, the Fund's Total Annual Operating Expenses and Net Expenses were:


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
  ASSETS)
                                                                          INSTITUTIONAL     A          C
                                                                             SHARES       SHARES     SHARES
Management Fees                                                               1.60%     1.60%      1.60%
Distribution/Service (12b-1) Fees                                              None     0.25%/(5)/ 1.00%/(5)/
Other Expenses                                                                0.54%     0.60%      2.80%
TOTAL ANNUAL FUND OPERATING EXPENSES                                          2.14%     2.45%      5.40%
Waivers and Reimbursements                                                    0.19%     0.20%      2.40%
NET EXPENSES                                                                  1.95%     2.25%      3.00%


  ABSOLUTE has contractually agreed to waive its fee and reimburse Fund expenses to limit total annual operating expenses (excluding all interest, taxes, portfolio transaction expenses, dividends on short sales and extraordinary expenses) of Institutional Shares, A Shares, and C Shares to 1.95%, 2.25%, and 3.00%, respectively, from inception through July 31, 2007 (each an "Expense Cap"). The Expense Caps may be changed or eliminated at any time with the consent of the Board of Trustees.
/(4)/ The Fund may repay ABSOLUTE for fees waived and expenses reimbursed pursuant to the Expense Cap if (1) such payment is made within three years of the fees waived or expense reimbursement; (2) such payment is approved by the Board of Trustees, and the resulting class expenses do not exceed 1.95% for Institutional Shares, 2.25% for A Shares and 3.00% for C Shares.
/(5)/ The Fund has adopted a 12b-1 distribution plan to pay for the marketing of Fund shares and for services provided to shareholders. The plan provides for payments at annual rates (based on average net assets) of up to 0.35% on A Shares and 1.00% on C Shares. The Board of Trustees currently limits payments on A Shares to 0.25% of average net assets.


                 IMPORTANT INFORMATION REGARDING DIVIDENDS ON
                                  SHORT SALES
               Dividend Expenses occur when the Fund sells an equity security short to gain the inverse exposure necessary to meet its investment objective. When the Fund sells a security short, the Fund borrows the security from a lender and then sells the security in the general market.
               The Fund is obligated to pay any dividend declared during the duration of the short to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment of the dividend as an expense. Generally, the payment of the dividend reduces the value of the short position while increasing the Fund's unrealized gain or loss on the transaction.
               Dividend expenses are not fees charged to shareholders by the Fund or any Fund service provider but are similar to transaction charges or capital expenditures related to the on-going management of the Fund's portfolio.

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EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in a Fund class (paying the maximum sales charge) and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return, that a Fund class' Total Annual Fund Operating Expenses and Net Expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                          INSTITUTIONAL   A      C
                                                                             SHARES     SHARES SHARES
1 Year                                                                       $  236     $  700 $  349
3 Years                                                                      $  781     $1,312 $1,529
5 Years                                                                      $1,352     $1,948 $2,688
10 Years                                                                     $2,905     $3,649 $5,501

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INVESTMENT OBJECTIVE AND PRINCIPLE INVESTMENT STRATEGIES/RISKS

INVESTMENT OBJECTIVE
The Fund seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low correlation to traditional financial market indices such as the S&P Index. The Fund's investment objective may be changed by the Board of Trustees of the Fund without a shareholder vote.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is designed for investors who seek a long-term investment with low correlation to traditional markets, and who desire added diversification across multiple asset classes and strategies as a part of an overall disciplined investment program.

ABSOLUTE allocates and reallocates assets of the Fund among its respective Sub-Advisers to create a low correlating, low volatility model in order to maximize risk-adjusted, or absolute (positive) returns. ABSOLUTE reviews a wide range of quantitative and qualitative factors when evaluating each Sub-Adviser and the appropriate asset allocation thereto. These factors include, but are not limited to: proven risk-adjusted investment performance and capacity to adapt to various market conditions; well-defined and disciplined investment philosophy, strategy and process that have been consistently applied over time; portfolio characteristics and capacity of given strategy; consistency of investment style, purchase/sell discipline, and risk management procedures; correlation and volatility of results as compared with other Sub-Advisers; business focus, stability and depth of investment professionals; and portfolio manager interviews.

Lipper serves as a consultant to ABSOLUTE, providing Strategic Portfolio Analysis. Lipper provides proprietary portfolio analytics and methodologies to assist ABSOLUTE in the selection of Sub-Advisers and in filling category or asset-class gaps to facilitate the Fund's investment goal. ABSOLUTE makes all Sub-Adviser selections and may use managers other than those identified in Lipper's Strategic Portfolio Analysis. In addition to providing ABSOLUTE with quantitative analytics for Sub-Adviser selection, Lipper also provides analytics to assist ABSOLUTE in its ongoing portfolio monitoring and analysis of the Fund's risk-adjusted performance within each Sub-Adviser's investment strategy.

ABSOLUTE has entered into sub-advisory agreements with thirteen Sub-Advisers, each chosen for their particular investment style(s). The Sub-Advisers may employ aggressive investment strategies and techniques and concentrate investments in certain sectors and geographical regions. The Sub-Advisers may employ techniques, strategies and analyses based on relationships and correlations between and assumptions about securities, instruments, commodities, markets or other factors, or the occurrence of certain events. By combining the expertise of several money managers with ABSOLUTE's quantitative approach (e.g. statistical analysis) to diversification and risk management, the Fund attempts to reduce volatility and mitigate losses in generally declining markets. However, there can be no assurance that losses will be avoided.

ABSOLUTE may invest the Fund's assets in securities and other instruments directly. ABSOLUTE may exercise this discretion in order to invest the Fund's assets pending allocation to a Sub-Adviser, to hedge against overall Fund exposures created by the Sub-Advisers, or to increase or reduce the Fund's exposure to a particular issuer, sector or industry. ABSOLUTE may exercise its discretion over unallocated assets or may reallocate to itself assets previously allocated to a Sub-Adviser.
ABSOLUTE is responsible for supervisory oversight of the general management of assets allocated to each Sub-Adviser. The discretion of each Sub-Adviser to invest its allocated portion of the Fund's assets is subject to
8

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                                                       ABSOLUTE STRATEGIES FUND
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written investment policies and restrictions developed and communicated to the Sub-Advisers by ABSOLUTE. While ABSOLUTE does not evaluate the merits of a Sub-Adviser's individual investment decisions, it does monitor investment performance and style consistency.
From time to time, certain of the Sub-Advisers or their strategies may not be available to the Fund due to such reasons as investment minimums, capacity limitations, and regulatory limitations. Initially, the Fund may not be able to fully allocate its assets to chosen Sub-Advisers whose investment minimums exceed initial allocations. Accordingly, the Fund may, for temporary purposes, utilize high-quality, short-term debt securities or other cash instruments as a substitute for certain Sub-Adviser strategies until Fund assets reach appropriate scale for optimal allocation.

INVESTMENT POLICIES

The Fund invests in equity securities of domestic and foreign corporations of all sizes and in debt securities, without limit on credit quality or maturity, of domestic and foreign corporations of all sizes. Equity securities include common stock, preferred stock and convertible securities and American Depositary Receipts ("ADRs").

The Fund may also invest in non-corporate domestic and foreign debt securities issued by governmental and municipal entities, mortgage-backed and asset-backed securities and money market instruments (including commercial paper, certificates of deposit, banker's acceptances, repurchase agreements and reverse repurchase agreements) without limitation on credit quality and maturity.

The Fund may also invest up to 10% of its total assets in shares of other investment companies that invest in the types of securities mentioned above, including investment companies that are advised by one or more Sub-Advisers or their affiliates. Investment companies that the Fund may invest in include shares of exchange traded funds ("ETFs"). ETFs that have received exemptive relief from the U.S. Securities and Exchange Commission ("SEC") that permits other mutual funds to invest in the shares without limitation are excluded from the 10% limitation.

The Fund may invest a portion of its assets in securities, including equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, that are not publicly traded, but that are eligible for purchase and sale by certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act") as well as other restricted securities. Restricted Securities are those that are subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act.

DERIVATIVES To manage risk or enhance return, the Fund may invest in derivatives such as futures and options contracts and in equity, interest rate, index and currency rate swap agreements. The Fund may invest in options on securities, securities indices, and commodities. The Fund may invest in futures on securities, commodities, and securities indices and in options on such contracts.
OPTIONS CONTRACTS Options transactions may be effected on an exchange or in the over-the-counter market. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security or commodity underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security or commodity against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security or commodity at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security or commodity at the exercise price. An index cash option involves the delivery of cash equal to the difference between the exercise price and the closing price of the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at

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a specified exercise price at any time during the period of the option. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security or commodity, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or commodity, the option period and interest rates.
FUTURES CONTRACTS Futures transactions may be effected on an exchange or in the over-the-counter market. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash, securities or commodities, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and at the price designated by the futures contract. Generally, these futures contracts are closed out prior to their expiration date.

SWAP AGREEMENTS In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. A swap contract may not be assigned without the consent of the counter-party.
TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest in high quality short-term debt instruments such as money market securities (including commercial paper, certificates of deposit, banker's acceptances and time deposits), U.S. government securities and repurchase agreements. A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.
PRINCIPAL INVESTMENT RISKS
GENERAL MARKET RISKS The Fund's net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. There is no assurance that the Fund will achieve its investment objective, and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Other general market risks include:

   Investment strategies that have historically been non-correlated or have demonstrated low correlations to one another or to major world financial market indices may become correlated at certain times and, as a result, hedging strategies may cease to function as anticipated;

   ABSOLUTE or a Sub-Adviser may be incorrect in assessing the value or growth capability of particular securities or asset classes contained in the Fund's portfolio.
MULTI-MANAGER RISK The methodology by which ABSOLUTE allocates Fund assets to the Sub-Adviser may not achieve desired results and may cause the Fund to lose money or underperform other mutual funds. In addition, the Sub-Advisers make their trading decisions independently, and, as a result, it is possible that one or more Sub-Advisers may take positions in the same security or purchase/sell the same security at the same time without aggregating their transactions. This may cause unnecessary brokerage and other expenses and the Fund may incur losses as a result.
DIVERSIFICATION RISK The Fund is non-diversified and may focus its investments in the securities of a comparatively small number of issuers and of issuers in the same or similar industries. Concentration in securities
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                                                       ABSOLUTE STRATEGIES FUND
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of a limited number of issuers and industries exposes the Fund to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers and industries.
SMALL COMPANY RISK Investment in smaller companies may be more volatile than investments in larger companies because short-term changes in the demand for the securities of smaller companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more in response to selling pressure. The smaller the company, the greater effect these risks may have on that company's operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.
FOREIGN RISK The value of foreign investments may be affected by the imposition of new or amended government regulations, changes in diplomatic relations between the United States and another country, political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, or nationalization, increased taxation or confiscation of investors' assets. Changes in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency. Also, foreign securities are subject to the risk that an issuer's securities may not reflect the issuer's condition because there is not sufficient publicly available information about the issuer. This risk may be greater for investments in issuers in emerging or developing markets.
INTEREST RATE RISK The value of your investment in the Fund may change in response to changes in interest rates. An increase in interest rates typically causes a fall in the value of the debt securities that the Fund holds. The effect is usually more pronounced for debt securities with longer dates to maturity.
CREDIT RISK The financial condition of an issuer of a debt security may cause it to default or become unable to pay interest or principal due on the security. If an issuer defaults, the affected security could lose all of its value, be renegotiated at a lower interest rate or principal amount, or become illiquid. Higher yielding debt securities of lower credit quality have greater credit risk than lower yielding securities with higher credit quality. The Fund may invest in debt securities that are issued by U.S. Government sponsored entities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal Home Loan Banks. Investments in these securities involve credit risk as they are not backed by the full faith and credit of the U.S. Government. The Fund may invest in Collateralized/Guaranteed Mortgage Obligations ("CMOs"). CMOs are divided into classes (often referred to as "tranches") and certain tranches of CMOs have priority over other classes. No payment of principal will be made on any tranch until all other tranches with earlier stated maturity or distribution dates have been paid in full.
PREPAYMENT RISK Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuers' securities when interest rates decline, which can shorten the maturity of the security and reduce the Fund's return. Issuers may also prepay their obligations on fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates.

INITIAL PUBLIC OFFERINGS RISK The Fund may purchase securities of companies in initial public offerings. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. Some companies whose shares are sold through initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.

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LIQUIDITY RISK Limitations on resale may have an adverse effect on the marketability of a security and the Fund may also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund may not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and may thereby experience difficulty satisfying redemption requests. The Fund may not purchase a security if such purchase would cause more than 15% of its total assets in securities that are not readily marketable.

HIGH TURNOVER RISK The Fund's investment strategy may result in high turnover rates. This may increase the Fund's brokerage commission costs as well as its short-term capital gains. To the extent that the Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of capital gains and this could cause you to pay higher taxes.

LEVERAGE RISK Leverage transactions, including borrowing money, selling securities short, lending portfolio securities and entering into reverse repurchase agreements, create the risk of magnified capital losses. The risks of leverage include a higher volatility in the net asset value of the Fund's securities, which may be magnified by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. In an extreme case, if the Fund's current investment income is not sufficient to meet the interest expense of leveraging, it may be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

DERIVATIVES RISKS Derivatives can be volatile and involve various types and degrees of risks, including leverage, credit and liquidity risk. The Fund could experience a significant loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market.
POOLED INVESTMENT VEHICLE RISK The Fund may invest in pooled investment vehicles and will bear its ratable share of the vehicles' expenses, including management and performance fees. The fees the Fund pays to invest in a pooled investment vehicle may be higher than if the manager of the pooled investment vehicle, including a Sub-Adviser, managed the Fund's assets directly. The incentive fees charged by the investment vehicles may create an incentive for the manager of the investment vehicle to make investments that are riskier or more speculative than those it might have made in the absence of an incentive fee.


MANAGEMENT

The Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the oversight of the Board of Trustees (the "Board"). The Board formulates the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices, and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the Fund's Statement of Additional Information ("SAI").

THE ADVISER AND SUB-ADVISERS

Absolute Investment Advisers LLC, 94 Station Street, Suite 202, Hingham, MA 02043, is the Fund's investment adviser. ABSOLUTE is a newly registered investment adviser and provides investment advisory services only to the Fund. The Fund is the first mutual fund for which ABSOLUTE provides investment management services. As of June 30, 2006, ABSOLUTE had approximately $139.5 million of assets under management.

ABSOLUTE receives an advisory fee from the Fund at an annual rate equal to 1.60% of the Fund's average annual daily net assets.
12

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                                                       ABSOLUTE STRATEGIES FUND
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A discussion summarizing the basis on which the Board most recently approved the Investment Advisory Agreement and ABSOLUTE's Sub-Advisory Agreements with the Sub-Advisers will be available in the Fund's semi-annual report for the six-month period ended September 30, 2006.
Subject to the general control of the Board, ABSOLUTE is directly responsible for making the investment decisions for the Fund. Although ABSOLUTE delegates the day-to-day management of the Fund to a combination of the following Sub-Advisers, ABSOLUTE retains overall supervisory responsibility for the general management and investment of the Fund's assets.


                   SUB-ADVISER                                          ADDRESS
Aronson+Johnson+Ortiz, LP                          230 South Broad St, 20/th/ Floor, Philadelphia,
                                                   PA 19102
Bernzott Capital Advisors                          888 West Venture Blvd, Suite B, Camarillo,
                                                   CA 93010

Contravisory Research & Management Corp.           99 Derby St, Hingham, MA 02043
Horizon Asset Management, Inc.                     470 Park Ave South, New York, NY 10016

Kinetics Asset Management, Inc.                    16 New Broadway, Sleepy Hollow, NY 10591
Loomis, Sayles & Company, L.P.                     One Financial Ctr, Boston, MA 02111
Metropolitan West Asset Management, LLC            11766 Wilshire Blvd, Suite 1580, Los Angeles,
                                                   CA 90025

Moody Aldrich Partners, LLC                        18 Sewall St, Marblehead, MA 01945
Scout Investment Advisors, Inc.                    1010 Grand Blvd, Kansas City, MO 64106
SSI Investment Management, Inc.                    357 N. Canon Dr, Beverly Hills, CA 90210

TT International Investment Management             Martin House, 5 Martin Ln, London EC4R 0DP,
                                                   United Kingdom
TWIN Capital Management, Inc.                      3244 Washington Rd, Suite 202, McMurray, PA 15317
Yacktman Asset Management Co.                      6300 Bridgepoint Parkway, Building One, Suite
                                                   320, Austin, TX 78730


ARONSON+JOHNSON+ORTIZ, LP commenced operations in 1984, and provides investment advisory services for mostly institutional clients, including mutual funds. As of June 30, 2006, the Sub-Adviser had approximately $26 billion of assets under management.
BERNZOTT CAPITAL ADVISORS commenced operations in 1994, and provides investment advisory services for institutions, foundations and endowments, businesses, and all types of qualified retirement plans. The Sub-Adviser's Private Client Group services individuals, families and trusts. The Fund is the first mutual fund for which the Sub-Adviser provides advisory services. As of June 30, 2006, the Sub-Adviser had approximately $619 million of assets under management. CONTRAVISORY RESEARCH & MANAGEMENT CORP. commenced operations in 1972, and provides investment advisory services for individuals, trusts, profit-sharing plans, and institutions. The Fund is the first mutual fund for which the Sub-Adviser provides advisory services. As of June 30, 2006, the Sub-Adviser had approximately $565 million of assets under management.

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ABSOLUTE STRATEGIES FUND
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HORIZON ASSET MANAGEMENT, INC. commenced operations in 1995, and provides investment advisory services for institutional clients and high-net worth individuals. The Fund is the first mutual fund for which the Sub-Adviser provides advisory services. As of June 30, 2006, the Sub-Adviser had approximately $5 billion of assets under management.
KINETICS ASSET MANAGEMENT, INC. commenced operations in 1996, and provides investment advisory services for institutional clients, high-net worth individuals, and mutual funds. As of June 30, 2006, the Sub-Adviser had approximately $5 billion of assets under management.
LOOMIS, SAYLES & COMPANY, L.P. commenced operations in 1926, and provides investment advisory services for institutional clients, high net-worth individuals, and mutual funds. As of June 30, 2006, the Sub-Adviser had approximately $82 billion of assets under management.
METROPOLITAN WEST ASSET MANAGEMENT, LLC commenced operations in 1996, and provides investment advisory services for institutional clients, high-net worth individuals, and mutual funds. As of June 30, 2006, the Sub-Adviser had approximately $17 billion of assets under management.
MOODY ALDRICH PARTNERS, LLC commenced operations in 1988, and provides investment advisory services for institutional clients and high-net worth individuals. The Fund is the first mutual fund for which the Sub-Adviser provides advisory services. As of June 30, 2006, the Sub-Adviser had approximately $1 billion of assets under management.
SCOUT INVESTMENT ADVISORS, INC. was formed as a successor to UMB Bank, N.A. in 2001, to be the adviser to the UMB Scout Funds. UMB Bank's investment advisory business commenced operations in 1928, and provides investment advisory services for individuals, foundations, endowments and trusts, corporations, and non-profit and public institutions. As of June 30, 2006, UMB Bank and its subsidiaries had approximately $9 billion of assets under management.
SSI INVESTMENT MANAGEMENT, INC. commenced operations in 1973, and provides investment advisory services for pension and profit sharing plans, corporations, college endowments, Taft-Hartley plans, high-net worth individuals and mutual funds. As of June 30, 2006, the Sub-Adviser had approximately $1 billion of assets under management.
TT INTERNATIONAL INVESTMENT MANAGEMENT commenced operations in 1988, and provides investment advisory services for primarily institutional clients, high-net worth individuals, and mutual funds.
TWIN CAPITAL MANAGEMENT, INC. commenced operations in 1990, and provides investment advisory services for institutional clients, high-net worth individuals, and mutual funds. As of June 30, 2006, the Sub-Adviser had approximately $526 million of assets under management.
YACKTMAN ASSET MANAGEMENT CO. commenced operations in 1992, and provides investment advisory services for institutional clients and long-term investors. The Sub-Adviser is also the investment adviser for two mutual funds: The Yacktman Fund and The Yacktman Focused Fund. As of June 30, 2006, the Sub-Adviser had approximately $962 billion of assets under management.
ABSOLUTE and the Trust, on behalf of the Fund, have applied for exemptive relief from the SEC to permit ABSOLUTE, with the approval of the Board, to appoint new Sub-Advisers and to enter into and approve material amendments to Sub-Advisory Agreements without obtaining shareholder approval. In 2003, the SEC proposed a new rule that

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                                                       ABSOLUTE STRATEGIES FUND
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would permit ABSOLUTE and the Fund to take similar action without reliance on exemptive relief from the SEC. The conditions that are included in the proposed rule are expected to be similar but could differ from those included in the exemptive application. Any exemptive relief received is expected to expire on the effective date of the rule, if adopted.
PORTFOLIO MANAGERS
The Fund is managed by co-portfolio managers Jay Compson and Alec Petro, both founders of ABSOLUTE. They are responsible for Sub-Adviser selection and overall portfolio construction, allocation, and monitoring of the Fund's assets. Mr. Petro is responsible for the Fund's proprietary quantitative model, including portfolio construction and asset allocation optimization.

JAY COMPSON Founder & Portfolio Manager -- Absolute Investment Advisers LLC (2004-Present); Abington Capital, LP (2002-2004); Tucker Anthony Sutro, Inc. (1999-2002); Lehman Brothers (1998-1999); Chubb Group (1992-1998).
Prior to founding ABSOLUTE, Mr. Compson was a Portfolio Manager and Partner at Abington Capital LP, a Boston-based hedge fund. He managed assets in both long and short equities, utilizing a value-oriented and absolute return approach. While there, Mr. Compson was also responsible for all company, industry and macro-economic research for the firm. Prior to Abington Capital, he was at Tucker Anthony Sutro, Inc. where he worked on corporate finance and strategic planning projects, including mergers and acquisitions, capital allocation, and compensation models for the company's CEO and CFO. Prior to that he was at Lehman Brothers in New York and the Chubb Group.

Mr. Compson received his BA degree from Franklin & Marshall College in 1992, and his MBA in Finance and Management from New York University's Stern School of Business in 1998.

ALEC PETRO Founder & Portfolio Manager -- Absolute Investment Advisers LLC (2004-Present); Fort Hill Capital Management (July 2002-Present); Mercator Asset Management (1999-2002); Cooper Neff and Associates (1988-1998); O'Connor and Associates (1985-1988).
Mr. Petro began trading in the financial derivatives market place, starting at O'Connor and Associates in Chicago in 1985, where he was a Senior Trader in the global foreign exchange derivative trading. In 1988, Mr. Petro moved to Cooper Neff and Associates and became the fifth Partner in 1990. He built and headed the global foreign exchange and derivative business joint venture with Mitsui Trust of Tokyo from 1989-1994. In 1994, Cooper Neff and Associates was sold to Banque National de Paris and he became head of Global FX and Derivatives from 1995-1997. Mr. Petro moved back to BNP/Cooper Neff's Radnor, PA headquarters in the spring of 1998 to manage numerous hedge fund projects, including derivatives in U.S. equities, real estate, and foreign exchange. In late 1998, Mr. Petro retired from BNP/Cooper Neff to found Mercator Asset Management in Chicago, an alternative asset management group specializing in quantitative and derivative fund management. In 2002, Mr. Petro founded Fort Hill Capital Management. Based in Duxbury, MA, Fort Hill is a quantitative hedge fund specializing in derivatives and convertible bond strategies. He presently manages Fort Hill's daily operations, where he is President and Chief Executive Officer.
Mr. Petro is presently Adjunct Professor in the Finance Department of Boston College where he teaches classes on hedge funds and venture capital. Mr. Petro graduated from Boston College in 1985 with a B.S. in Finance and earned an M.B.A. in Finance from the University of Chicago in 1992.

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ABSOLUTE STRATEGIES FUND
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Generally, ABSOLUTE will assign responsibility for the day-to-day management of the Fund to a combination of the following Sub-Advisers. The portfolio managers responsible for the day-to-day management of assets allocated to each Sub-Adviser are:

                   SUB-ADVISER                                    PORTFOLIO MANAGERS
Aronson+Johnson+Ortiz, LP                          Theodore R. Aronson, Kevin M. Johnson, Martha E.
                                                   Ortiz, and Gina Marie N. Moore, each a Portfolio
                                                   Manager of the Sub-Adviser, co-manage the Fund
                                                   assets allocated to the Sub-Adviser for
                                                   management. Mr. Aronson, Mr. Johnson, Ms. Ortiz,
                                                   and Ms. Moore have been employed by the
                                                   Sub-Adviser since 1984, 1993, 1987, and 1998,
                                                   respectively.
Bernzott Capital Advisors                          Kevin Bernzott and Peter Banks, each a Portfolio
                                                   Manager with the Sub-Adviser, co-manage the Fund
                                                   assets allocated to the Sub-Adviser for
                                                   management. Mr. Bernzott and Mr. Banks have been
                                                   employed by the Sub-Adviser since 1994 and 1997,
                                                   respectively.
Contravisory Research & Management Corp.           G. Edward Noonan, Jr., William M. Noonan and
                                                   Philip A. Noonan, each a Portfolio Manager with
                                                   the Sub-Adviser, co-manage the Fund assets
                                                   allocated to the Sub-Adviser for management. Mr.
                                                   Edward Noonan founded the Sub-Adviser in 1972 and
                                                   Mr. William Noonan and Mr. Philip Noonan joined
                                                   the Sub-Adviser in 1995 and 1998, respectively.
Horizon Asset Management, Inc.                     Mr. Murray Stahl, co-founder of and Portfolio
                                                   Manager with the Sub-Adviser, manages the Fund's
                                                   assets allocated to the Sub-Adviser for
                                                   management. Mr. Stahl co-founded the Sub-Adviser
                                                   in 1994.
Kinetics Asset Management, Inc.                    Mr. Peter Doyle and Mr. Murray Stahl co-manage
                                                   the Fund's assets allocated to the Sub-Adviser
                                                   for management. Mr. Doyle, Chief Investment
                                                   Strategist of the Sub-Adviser, founded both the
                                                   Sub-Adviser and Horizon Asset Management, Inc. in
                                                   1994. Mr. Stahl has served as Director of
                                                   Research of the Sub-Adviser since 2000 and is
                                                   also a co-founder of Horizon Asset Management,
                                                   Inc.

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                                                       ABSOLUTE STRATEGIES FUND
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                   SUB-ADVISER                                    PORTFOLIO MANAGERS
Loomis, Sayles & Company, L.P.                     Mr. Daniel J. Fuss, Vice Chairman, Director,
                                                   Executive Vice President, and Senior Portfolio
                                                   Manager of the Sub-Adviser, co-manages the Loomis
                                                   Sayles Investment Grade Fixed Income Fund in
                                                   which a portion of the Fund is invested. Mr. Fuss
                                                   joined the Sub-Adviser in 1976 and began his
                                                   investment career in 1958. He received his B.A.
                                                   and M.B.A. from Marquette University and holds
                                                   the designations of Chartered Financial Analyst
                                                   and Chartered Investment Counselor. Mr. Steven
                                                   Kaseta, he a co-manager of Loomis Sayles
                                                   Investment Grade Fixed Income Fund, is a Vice
                                                   President and Senior Portfolio Manager of the
                                                   Sub-Adviser. He began his investment career in
                                                   1982 and joined the Sub-Adviser in 1994. He
                                                   received an A.B. from Harvard University and an
                                                   M.B.A. from the Wharton School at the University
                                                   of Pennsylvania. Mr. Kaseta has over 22 years of
                                                   investment experience. He holds the designation
                                                   of Chartered Financial Analyst.
Metropolitan West Asset Management, LLC            Mr. Tad Rivelle, Mr. Laird Landmann and Mr. Steve
                                                   Kane co-manage the Fund's assets allocated to the
                                                   Sub-Adviser for management. Mr. Rivelle,
                                                   Mr. Landmann, and Mr. Kane founded the
                                                   Sub-Adviser in 1996, and are Principals and
                                                   Portfolio Managers of the Sub-Adviser.
Moody Aldrich Partners, LLC                        Mr. William B. Moody, Mr. Amory A. Aldrich, Jr.
                                                   and Mr. Michael Pierre co-manage the Fund's
                                                   assets allocated to the Sub-Adviser for
                                                   management. Mr. Moody and Mr. Aldrich founded the
                                                   Sub-Adviser in 1988 and are Principals and
                                                   Portfolio Managers of the Sub-Adviser. Mr. Pierre
                                                   worked for the Sub-Adviser from 1996 through 2000
                                                   as an Analyst. In 2000, he left the Sub-Adviser
                                                   to form Pierre & Co. and launch Pierre All Cap
                                                   Value, while maintaining close ties with the
                                                   Principals of the Sub-Adviser. In December 2003,
                                                   Mr. Pierre rejoined the Sub-Adviser as a
                                                   Principal and Portfolio Manager.
Scout Investment Advisors, Inc.                    Mr. David R. Bagby, CFA, Portfolio Manager with
                                                   the Sub-Adviser, manages the Fund's assets
                                                   allocated to the Sub-Adviser for management.
                                                   Mr. Bagby joined the Sub-Adviser in 1993 and has
                                                   30 years of experience in the fields of
                                                   investment management and research.

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ABSOLUTE STRATEGIES FUND
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                   SUB-ADVISER                                    PORTFOLIO MANAGERS
SSI Investment Management, Inc.                    Mr. George M. Douglas, CFA, Vice President and
                                                   Chief Investment Officer, heads the Portfolio
                                                   Management Team and is responsible for the
                                                   day-to-day management of client portfolios, along
                                                   with the Sub-Adviser's investment research
                                                   effort. Mr. Douglas has over 29 years of
                                                   experience in quantitative equity research and
                                                   portfolio management. Prior to joining the
                                                   Sub-Adviser in 1994, Mr. Douglas worked for
                                                   Drexel Burnham Lambert as Senior Vice President
                                                   and Director of Quantitative Research from
                                                   December 1980 through February 1990 where he ran
                                                   both a proprietary trading group and a
                                                   quantitative equity research group, the DAIS
                                                   Group. Mr. Douglas also headed portfolio
                                                   management groups for John Templeton's investment
                                                   management organization and for CS First Boston
                                                   Corporation. Mr. Douglas has been named to
                                                   Institutional Investor's "All American Research
                                                   Team" four times and is a Chartered Financial
                                                   Analyst. He holds an MBA in Finance, MS in
                                                   Statistics and BS in Mathematics from the
                                                   University of Wisconsin.
                                                   Mr. Kenneth Raguse, CFA, Vice President and
                                                   Senior Portfolio Manager, is responsible for
                                                   analyzing investments in consumer products,
                                                   technology, media, and healthcare. Mr. Raguse has
                                                   over 15 years of experience in portfolio
                                                   management. Prior to joining the Sub-Adviser in
                                                   1994, he was an Investment Adviser with First
                                                   Securities Corporation. Mr. Raguse has an
                                                   MS Degree in Finance and a BS Degree in Economics
                                                   from the University of Wisconsin.
                                                   Mr. David Rosenfelder, Vice President and Senior
                                                   Portfolio Manager, is responsible for analyzing
                                                   investments in capital goods, defense/aerospace
                                                   and transportation. In addition, Mr. Rosenfelder
                                                   is a trader of the Sub-Adviser's investment
                                                   portfolios. Mr. Rosenfelder has over 22 years of
                                                   experience in portfolio management. Prior to
                                                   joining the Sub-Adviser in 1991, he was a Trading
                                                   Manager at Fidelity Investments. Mr.
                                                   Rosenfelder's educational background includes an
                                                   MBA in Finance from UCLA Anderson School of
                                                   Management and a BS Degree in Accounting from
                                                   California State University, Los Angeles.

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                                                       ABSOLUTE STRATEGIES FUND
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                   SUB-ADVISER                                    PORTFOLIO MANAGERS
                                                   Mr. Tim Ruiz, Vice President and Senior Portfolio
                                                   Manager, is responsible for analyzing investments
                                                   in finance, energy, basic materials, REITS and
                                                   utilities. In addition, Mr. Ruiz is a trader of
                                                   the Sub-Adviser's investment portfolios. Mr. Ruiz
                                                   has over 15 years of experience in portfolio
                                                   management. Prior to joining the Sub-Adviser in
                                                   1992, he was an Investment Assistant at Columbia
                                                   Savings and Loan/Resolution Trust Co. Mr. Ruiz
                                                   holds a BS Degree in Finance from California
                                                   State University, Los Angeles.
TT International Investment Management             Mr. Dean Smith manages the Fund's assets
                                                   allocated to the Sub-Adviser for management.
                                                   Mr. Smith is a Partner of the Sub-Adviser, has
                                                   over 9 years' industry experience and joined the
                                                   Sub-Adviser in 1998. Before joining the
                                                   Sub-Adviser, he worked at LGT Asset Management
                                                   for 5 years as a Portfolio Manager. Prior to
                                                   that, he was a Fund Manager for private client
                                                   funds at Minet Group plc. Mr. Smith received a BA
                                                   from Kingston University, together with a
                                                   postgraduate qualification from The Institute of
                                                   Investment Management and Research.
TWIN Capital Management, Inc.                      Mr. Geoffrey Gerber, Ph.D. and Mr. Christopher
                                                   Erfort, CFA co-manage the Fund's assets allocated
                                                   to the Sub-Adviser for management. Mr. Gerber
                                                   co-founded the Sub-Adviser in 1990 and serves as
                                                   the Sub-Adviser's President. Mr. Erfort has been
                                                   with the Sub-Adviser since January 1997. During
                                                   the last five years, he has served primarily as
                                                   the Sub-Adviser's Head Trader and Co-Portfolio
                                                   Manager. Mr. Erfort is currently Vice President,
                                                   Head Trader, and Co-Portfolio Manager.
Yacktman Asset Management Co.                      Mr. Don Yacktman and Mr. Stephen Yacktman
                                                   co-manage the Fund's assets allocated to the
                                                   Sub-Adviser for management. Mr. Don Yacktman
                                                   founded the Sub-Adviser in 1992 and serves as the
                                                   Sub-Adviser's President and Co-Chief Investment
                                                   Officer and Co-Portfolio Manager of the other
                                                   mutual funds for which the Sub-Adviser provides
                                                   advisory services. Mr. Stephen Yacktman joined
                                                   the Sub-Adviser in 1993 and is its Co-Chief
                                                   Investment Officer and Senior Vice President. He
                                                   is also the Co-Portfolio Manager of two other
                                                   mutual funds for which the Sub-Adviser provides
                                                   advisory services.

The SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of Fund shares.

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OTHER SERVICE PROVIDERS

Citigroup Fund Services LLC provides certain administration, portfolio accounting and transfer agency services to the Fund.
Foreside Fund Services, LLC, the Trust's principal underwriter (the "Distributor") acts as the Trust's Distributor in connection with the offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares. The Distributor is not affiliated with ABSOLUTE, any Sub-Adviser or with Citigroup or its affiliates.

FUND EXPENSES

The Fund pays its own expenses out of its own assets. Expenses of each share class include that class' own expenses as well as Trust expenses that are allocated among the Fund, its classes of shares and all other funds of the Trust. ABSOLUTE or other service providers may waive all or any portion of their fees and reimburse certain expenses of a Fund class. Any fee waiver or expense reimbursement increases investment performance of the Fund and it's applicable share classes for the period during which the waiver or reimbursement is in effect.

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                                                       ABSOLUTE STRATEGIES FUND
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YOUR ACCOUNT
 HOW TO CONTACT THE FUND
 WRITE TO US AT:
  Absolute Strategies Fund
  P.O. Box 446
  Portland, Maine 04112
 OVERNIGHT ADDRESS:
  Absolute Strategies Fund
  Two Portland Square
  Portland, Maine 04101
 TELEPHONE US AT:
  (888) 992-2765 (toll free)
  (888) 99-ABSOL-UTE (toll free)
 WIRE INVESTMENTS (OR ACH PAYMENTS) TO:
  Citibank, N.A.
  New York, New York
  ABA #021000089
 FOR CREDIT TO:
  Forum Shareholder Services, LLC
  Account # 305 76692

  Re: (Absolute Strategies Fund)
  (Your Class of Shares)

  (Your Name)
  (Your Account Number)
GENERAL INFORMATION
You may purchase or sell (redeem) shares of a Fund class on each weekday that the New York Stock Exchange is open. Under unusual circumstances, a Fund class may accept and process shareholder orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

You may purchase or sell (redeem) shares of each Fund class at the NAV of a share of that Fund class next calculated plus any applicable sales charge (or minus any applicable sales charge or redemption/exchange fee in the case of redemptions or exchanges) after the transfer agent receives your request in proper form (as described in this Prospectus on pages 23 through 34). For instance, if the transfer agent receives your purchase, redemption, or exchange request in proper form after 4:00 p.m. Eastern time, your transaction will be priced at the next business day's NAV of the relevant Fund class plus any applicable sales charge (or minus any applicable sales charge or redemption/exchange fee in the case of redemptions or exchanges). The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations.

The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, telephone redemption privileges and exchange privileges.

WHEN AND HOW NAV IS DETERMINED Each Fund class calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, each Fund class may accept and process shareholder orders and calculate an NAV when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers. The time as of which the NAV is calculated may change in case of an emergency. The NAV of each Fund class is determined by taking the market value of that Fund class' total assets, subtracting the Fund class' liabilities, and then dividing the result (net assets) by the number of outstanding shares of the Fund class. Since the Fund invests in securities that may trade in foreign markets on days other than a Fund business day, the value of the Fund's portfolio may change on days that shareholders will not be able to purchase or redeem Fund Shares.
The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked

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ABSOLUTE STRATEGIES FUND
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price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by the Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at their NAV.
The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes that the prices or values available are unreliable. Market quotations may not be readily available or may be unreliable if, among other things, (i) the exchange on which a Fund portfolio security is principally traded closed early,
(ii) trading in a portfolio security was halted during the day and did not resume prior to the time as of which the Fund calculates its NAV, or
(iii) events occur after the close of the securities markets on which the Fund's portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.

The Fund may invest in foreign securities, the securities of smaller companies and derivatives. Foreign securities are more likely to require a fair value determination than domestic securities because circumstances may arise between the close of the market on which the securities trade and the time as of which the Fund values its portfolio securities, which may effect the value of such securities. Securities of smaller companies and certain derivatives are also more likely to require a fair value determination because they may be thinly traded and less liquid than traditional securities of larger companies.

Fair valuation is based on subjective factors and, as a result, the fair value price of a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
TRANSACTIONS THROUGH THIRD PARTIES Certain financial institutions may be appointed as agents for or authorized by the Fund to accept on its behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund.
If you invest through a broker or other financial institution, the policies and fees (other than sales charges) charged by that institution may be different than those of the Fund or the classes thereof. These financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.
ABSOLUTE may enter into arrangements with financial institutions through which investors may purchase or redeem Fund shares ("Financial Institutions"). ABSOLUTE may, at its own expense, compensate the Financial Institutions in connection with the sale or expected sale of Fund shares and it may sponsor various promotional activities held by the financial institutions to promote sales of the Fund.
Certain Financial Institutions may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of the Fund through such companies. ABSOLUTE or the Fund (if approved by the Board) may pay fees to these Financial Institutions for their services. Absolute may also compensate a Financial Institution for providing certain marketing support services, including finders fees, third party marketing services, business planning assistance, advertising, educating personnel of the Financial Institution about the Fund and shareholder financial planning needs, providing placement on the Financial Institution's list of offered funds, counseling on the preparation of sales material and presentations and access to sales meetings, and arranging access to sales representatives and management representatives of the Financial Institution. Such payments may create an incentive for the Financial Institutions to recommend that you purchase Fund shares.

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                                                       ABSOLUTE STRATEGIES FUND
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Details regarding payments made to Financial Institutions for marketing support services are contained in the SAI and is incorporated herein. Contact your Financial Institution for additional information.
ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Trust's overall obligation to deter money laundering under Federal Law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If an order is rescinded or your account is liquidated due to perceived threatening conduct or suspected fraudulent or illegal activity, you will not be able to recoup any sales charges or redemption fees assessed. If your account is closed at the request of governmental or law enforcement authorities, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.
PORTFOLIO HOLDINGS A description of the Fund's policies and procedures with respect to the disclosure of portfolio securities is available in the Fund's SAI.

BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be made by check, ACH, or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's anti-money laundering procedures, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check or traveler's check).

   CHECKS For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA"), or Uniform Transfers to Minors Act ("UTMA") accounts, the check must be made payable to "Absolute Strategies Fund" or to one or more owners of the account and endorsed to "Absolute Strategies Fund." A $20 charge may be imposed on any returned checks.
   ACH Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

   WIRES Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

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MINIMUM INVESTMENTS The Fund accepts investments in the following minimum amounts:

                                              MINIMUM INITIAL   MINIMUM ADDITIONAL
                                              INVESTMENT/(1)/    INVESTMENT/(1)/
INSTITUTIONAL SHARES
All Accounts                                    $1,000,000/(2)/        None
A SHARES AND C SHARES
Standard Accounts                               $   10,000            $ 100
Traditional and Roth IRA Accounts               $    1,000            $ 100
Accounts with Systematic Investment Plans       $    1,000            $  50
Qualified Retirement Plans                      $    1,000            $ 100


/(1)/ See "General Information -- Transactions through Third Parties" for information regarding investment minimums if you are purchasing shares through a financial institution.
/(2)/ No initial or subsequent investment minimum for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans like 401(k) retirement plans; and
      (3) mutual fund platforms. No initial or subsequent investment minimum for Trustees or officers of the Trust, directors, officers and employees of ABSOLUTE or the distributor or any of their affiliates, or the spouse, sibling, direct ancestor, or direct descendent (collectively, "relatives") of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative.

ACCOUNT REQUIREMENTS

                 TYPE OF ACCOUNT                                      REQUIREMENT
INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT ACCOUNTS .  Instructions must be signed by all persons
Individual accounts and sole proprietorship           required to sign exactly as their names appear
accounts are owned by one person. Joint accounts      on the account.
have two or more owners (tenants).                 .  Provide a power of attorney or similar
                                                      document for each person that is authorized to
                                                      open or transact business for the account if
                                                      not a named account owner.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)         .  Depending on state laws, you can set up a
These custodial accounts provide a way to give        custodial account under the UGMA or the UTMA.
money to a child and obtain tax benefits.          .  The custodian must sign instructions in a
                                                      manner indicating custodial capacity.
BUSINESS ENTITIES                                  .  Provide certified articles of incorporation, a
                                                      government-issued business license or
                                                      certificate, partnership agreement or similar
                                                      document evidencing the identity and existence
                                                      of the business entity.
                                                   .  Submit a secretary's (or similar) certificate
                                                      listing the person(s) authorized to open or
                                                      transact business for the account.
TRUSTS (INCLUDING CORPORATE PENSION PLANS)         .  The trust must be established before an
                                                      account can be opened.
                                                   .  Provide the first and signature pages from the
                                                      trust document identifying the trustees.
                                                   .  Provide a power of attorney or similar
                                                      document for each person that is authorized to
                                                      open or transact business in the account if
                                                      not a trustee of the trust.

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                                                       ABSOLUTE STRATEGIES FUND
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ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to, among other measures, obtain, verify, and record information that identifies each person who opens an account.
When you open an account, the Fund will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you. For certain types of accounts, additional information may be required.
If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in the Fund's sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.
The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to close your account at the NAV next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any sales charges or redemption fees assessed.

The Fund may reject your application under its Anti-Money Laundering Program. Under this program, your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

INVESTMENT PROCEDURES

             HOW TO OPEN AN ACCOUNT                           HOW TO ADD TO YOUR ACCOUNT
BY CHECK                                           BY CHECK
..  Call, write us, or visit our website for an     .  Fill out an investment slip from confirmation
   account application                                or write us a letter
..  Complete the application (and other required    .  Write your account number on your check
   documents)                                      .  Mail us the slip (or your letter) and the check
..  Mail us your application (and other required
   documents) and a check
BY WIRE                                            BY WIRE
..  Call, write us, or visit our website for an     .  Instruct your financial institution
   account application                             .  to wire your money to us
..  Complete the application (and other required    .  Ensure financial institution includes your
   documents)                                         Fund account number on the wire instructions
..  Call us to fax the completed application (and
   other required documents) and we will assign
   you an account number
..  Mail us your original application (and other
   required documents)
..  Instruct your financial institution to wire
   your money to us

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             HOW TO OPEN AN ACCOUNT                           HOW TO ADD TO YOUR ACCOUNT
BY ACH PAYMENT                                     BY SYSTEMATIC INVESTMENT
..  Call, write us, or visit our website for an     .  Complete the systematic investment section of
   account application                                the application
..  Complete the application (and other required    .  Attach a voided check to your application
   documents)                                      .  Mail us the completed application and voided
..  Call us to fax the completed application (and      check
   other required documents) and we will assign    .  We will electronically debit the purchase
   you an account number                              amount from the financial institution account
..  Mail us your original application (and other       identified on your account application
   required documents)
..  We will electronically debit the purchase
   amount from the financial institution account
   identified on your account application

SYSTEMATIC INVESTMENTS You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment.

LIMITATIONS ON FREQUENT PURCHASES The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund, such as trades seeking short-term profits from market momentum, time zone arbitrage, and other timing strategies, may interfere with management of the Fund's portfolio and result in increased costs. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

Focus is placed on identifying redemptions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchase activity within a pre-determined period. If frequent trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to cancel (within one business day), restrict, or reject, without any prior notice, any purchase or exchange order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemption. As a consequence, the Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.
In addition, the sale or exchange of Fund shares is subject to a redemption fee of 1.50% of the current NAV of shares redeemed/exchanged for any sale/exchange of shares made within 60 days from the date of purchase. See "Selling Shares -- Redemption Fee" and "Exchange Privileges."
The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations.

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.
26

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                                                       ABSOLUTE STRATEGIES FUND
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SELLING SHARES

Redemption orders are processed promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.


                                      HOW TO SELL SHARES FROM YOUR ACCOUNT
BY MAIL
.. Prepare a written request including:
  . Your name(s) and signature(s)
  . Your account number
  . The Fund name and class
  . The dollar amount or number of shares you want to sell
  . How and where to send the redemption proceeds
.. Obtain a signature guarantee (if required)
.. Obtain other documentation (if required)
.. Mail us your request and documentation
BY WIRE OR ACH
.. Wire and ACH redemptions are only available if your redemption is for $5,000 or more (except for systematic withdrawals) and you did not decline wire or ACH redemption privileges on your account application
.. Call us with your request (unless you declined telephone redemption privileges on your account application)
  (See "By Telephone") OR
.. Mail us your request (See "By Mail")
BY TELEPHONE
.. Call us with your request (unless you declined telephone redemption privileges on your account application)
.. Provide the following information:
  . Your account number
  . Exact name(s) in which the account is registered
  . Additional form of identification
.. Redemption proceeds will be:
  . Mailed to you OR
  . Electronically credited to your account at the financial institution identified on your account application.
SYSTEMATICALLY
.. Complete the systematic withdrawal section of the application
.. Attach a voided check to your application
.. Mail us your completed application
.. Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application


WIRE AND ACH REDEMPTION PRIVILEGES You may redeem your shares by wire or ACH unless you declined wire or ACH redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000, except for systematic withdrawals.
TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market changes. If you are not able to reach the Fund by phone, you may overnight your redemption order.

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ABSOLUTE STRATEGIES FUND
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SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.
SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders with a signature guarantee for each shareholder for any of the following:
   Written requests to redeem $100,000 or more;
   Changes to a shareholder's record name;
   Redemptions from an account for which the address or account registration has changed within the last 30 days;
   Sending redemption and distribution proceeds to any person, address or financial institution account not on record;
   Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and Adding or changing ACH or wire instructions, telephone redemption or exchange options or any other election in connection with your account.
The transfer agent reserves the right to require a signature guarantee on any redemptions.
REDEMPTION FEE The sale of Fund shares is subject to a redemption fee of 1.50% of the current NAV of shares redeemed for any sale of shares made within 60 days from the date of purchase. The fee is charged for the benefit of the Fund's remaining shareholders. To calculate redemption fees, the Fund uses the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption is compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the redemption fee at any time.
There are limited exceptions to the imposition of the redemption fee. The following redemptions are exempt from application of the redemption fee:
   Redemptions in a deceased shareholder account if such an account is registered in the deceased's name;
   Redemptions in the account of a disabled individual (disability of the shareholder as determined by the Social Security Administration);
   Redemptions of shares purchased through a dividend reinvestment program; Redemptions pursuant to a systematic withdrawal plan; and Redemptions in a qualified retirement plan under section 401(a) of the Internal Revenue Code ("IRC") or a plan operating consistent with
   Section 403(b) of the IRC.

Certain financial institutions that collect a redemption fee on behalf of the Fund may not recognize one or more of the exceptions to the redemption fee listed above. Customers purchasing shares through a financial institution should contact the institution or refer to the customer's account agreement or plan document for information about how the redemption fee for transactions for the institution's omnibus account or the customer's account is treated and about the availability of the exceptions to the imposition of the redemption fee.

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                                                       ABSOLUTE STRATEGIES FUND
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SMALL ACCOUNTS With respect to the Fund, if the value of your account falls below $1,000 (excluding Qualified Retirement Accounts) with respect to Institutional Shares or $500 (excluding Qualified Retirement Accounts) with respect to A Shares and C Shares, the Fund may ask you to increase your balance. If after 60 days, the account value is still below $1,000 (excluding Qualified Retirement Accounts) for Institutional Shares or $500 (excluding Qualified Retirement Accounts) for A Shares and C Shares, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value. There are no minimum balance requirements for Qualified Retirement Accounts.
REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1.00% of the Fund's assets).

LOST ACCOUNTS The transfer agent may consider your account "lost" if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost", all distributions on the account may be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) for distributions or that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks may be canceled. However, checks will not be reinvested into accounts with a zero balance.

CHOOSING A SHARE CLASS
The following is a summary of the differences between Institutional Shares, A Shares and C Shares of the Fund:

   INSTITUTIONAL                         A SHARES                                           C SHARES
      SHARES
..  Designed for      .  Designed for retail investors investing         .  Designed for retail investors investing
   pension and          individually or through financial institutions     individually or through financial institutions
   profit-sharing
   plans, employee   .  Initial sales charge of 4.50% or less           .  Higher expense ratio than A Shares due to
   benefit trusts,                                                         higher Rule 12b-1 fees
   endowments,       .  Deferred sales charge of 1.00% on purchases of
   foundations and      $1 million or more liquidated in whole or in    .  No initial or deferred sales charges
   corporations, as     part within one year of purchase. A deferred
   well as high net     sales charge will be assessed on purchases      .  Rule 12b-1 fees to participating financial
   worth                liquidated during the period beginning in the      institutions are accrued immediately on a
   individuals and      13/th/ month and ending in the 24/th/ month of     daily basis and are paid at least quarterly
   financial            purchase as follows: 1.00% for purchases of $1
   intermediaries       million but less than $3 million, 0.50% for
   who are willing      purchases of $3 million but less than $5
   to maintain a        million, and 0.25% for purchases of $5 million
   minimum account      or more
   balance of
   $1,000,000 and
   omnibus accounts
   maintained by
   financial
   institutions for
   the benefit of
   their clients
   who purchase
   shares through
   investment
   programs such as
   (1) fee-based
   advisory
   programs;
   (2) employee
   benefit plans
   like 401(k)
   retirement
   plans; and
   (3) mutual fund
   platforms.
..  Designed for
   retail investors
   investing
   through fee
   based financial
   advisors

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ABSOLUTE STRATEGIES FUND
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   INSTITUTIONAL
      SHARES                             A SHARES                                           C SHARES
..  No initial or     .  Lower expense ratio than C Shares due to lower
   deferred sales       Rule 12b- 1 fees
   charges or Rule
   12b-1 fees.       .  Rule 12b-1 fees to participating financial
                        institutions are accrued immediately on a
..  Lower expense        daily basis and are paid at least quarterly
   ratio than A
   Shares and C
   Shares

Sales charges and fees vary considerably between the Fund's classes. You should carefully consider the differences in the classes' fee and sales charge structures as well as the length of time you wish to invest in the Fund before choosing which class to purchase. Please review the Fee Table and Sales Charge Schedules for the Fund before investing in the Fund. You may also want to consult with a financial advisor in order to help you determine which class is most appropriate for you.

The following sub-sections summarize information you should know regarding sales charges applicable to purchases of A Shares. This information is also available, free of charge, on the Fund's website located at www.absoluteadvisers.com. No sales charges are assessed on purchases or sales of Institutional Shares or C Shares.
FRONT-END SALES CHARGE SCHEDULE - A SHARES
An initial sales charge is assessed on purchases of A Shares as follows:


                                                    SALES CHARGE (LOAD) AS % OF:
                                                  PUBLIC     NET ASSET
AMOUNT OF PURCHASE                            OFFERING PRICE VALUE/(1)/   REALLOWANCE %
$10,000 but less than $100,000                     4.50%       4.71%          4.00%
$100,000 but less than $250,000                    3.50%       3.63%          3.00%
$250,000 but less than $500,000                    2.50%       2.56%          2.25%
$500,000 but less than $1 million                  1.50%       1.52%          1.25%
$1million but less than $3 million                 0.00%       0.00%/(2)/     0.00%
$3 million but less than $5 million                0.00%       0.00%/(2)/     0.00%
$5 million and up                                  0.00%       0.00%/(2)/     0.00%

/(1) /Rounded to the nearest one-hundredth percent. Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.

/(2)/ No initial sales charge applies on purchases of $1 million or more. A
      CDSC of up to 1.00% will be charged on purchases of $1 million or more that are liquidated in whole or in part within one year of purchase. A CDSC will be charged on shares liquidated in whole or in part during the period beginning in the 13/th/ month and ending in the 24/th/ month of purchase as follows: 1.00% for purchases of $1 million but less than $3 million, 0.50% for purchases of $3 million but less than $5 million, and 0.25% for purchases of $5 million or more.

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                                                       ABSOLUTE STRATEGIES FUND
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The offering price for A Shares includes the relevant sales charge. The commission paid to the distributor is the sales charge less the reallowance paid to certain financial institutions purchasing shares. Normally, reallowances are paid as indicated in the above table. From time to time, however, the distributor may elect to reallow the entire sales charge for all sales during a particular period.

CONTINGENT DEFERRED SALES CHARGE SCHEDULE AND SALES COMMISSION PAYMENTS BY DISTRIBUTOR -- A SHARES A CDSC of up to 1.00% will be charged on purchases of A Shares of $1 million or more that are liquidated in whole or in part within one year of purchase. A CDSC will be charged on shares liquidated during the period beginning in the 13th month and ending in the 24th month of purchase as follows: 1.00% for purchases of $1 million but less than $3 million, 0.50% for purchases of $3 million but less than $5 million, and 0.25% for purchases of $5 million or more.

The CDSC is paid on the lower of the NAV of shares redeemed or the cost of the shares. To satisfy a redemption request, the Fund will first liquidate shares that are not subject to a CDSC such as shares acquired with reinvested dividends and capital gains. The Fund will then liquidate shares in the order that they were first purchased until your redemption request is satisfied.

The distributor pays the following sales commissions (as a percentage of the offering price) to brokers that initiate and are responsible for purchases of $1 million or more of A Shares: 1.00% for purchases of $1 million but less than $3 million, 0.50% for purchases of $3 million but less than $5 million, and 0.25% for purchases of $5 million or more. The distributor does not pay an upfront sales commission for purchases of C Shares. For Rule 12b-1 payments, see "Rule 12b-1 Distribution and Shareholder Service Fees."
REDUCED SALES CHARGES You may qualify for a reduced initial sales charge on purchases of A Shares under rights of accumulation ("ROA") or a letter of intent ("LOI"). The transaction processing procedures maintained by certain financial institutions through which you can purchase Fund shares may restrict the universe of accounts considered for purposes of calculating a reduced sales charge under ROA or LOI. For example, the processing procedures of a financial institution may limit accounts to those that share the same tax identification number or mailing address and that are maintained only with that financial institution. The Fund permits financial institutions to calculate ROA and LOI based on the financial institution's transaction processing procedures. Please contact your financial institution before investing to determine the process used to identify accounts for ROA and LOI purposes.
To determine the applicable reduced sale charge under ROA, the Fund or its agent will combine the value of your current purchase with Fund shares (as of the Fund's prior business day) that were purchased previously for accounts
(i) in your name, (ii) in the name of your spouse, (iii) in the name of you and your spouse (iv) in the name of your minor child under the age of 21, and
(v) sharing the same mailing address ("Accounts").
TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK FOR THE REDUCTION AT THE TIME OF PURCHASE. You must also provide the Fund or its agent with your account number(s) and, if applicable, the account numbers for your spouse, children (provide the children's ages), or other household members and, if requested by your financial institution, the following additional information regarding these Accounts:
   Information or records regarding Fund shares held in all accounts in your name at the transfer agent;
   Information or records regarding Fund shares held in all accounts in your name at a financial intermediary; and Information or records regarding Fund shares for Accounts at the transfer agent or another financial intermediary.

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The Fund may amend or terminate this right of accumulation at any time.
You may also enter into an LOI, which expresses your intent to invest $100,000 or more in A Shares in Accounts within a period of thirteen months after the date of the LOI. Each purchase under an LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI. If you do not purchase the minimum investment referenced in the LOI, you will be charged an amount equal to the difference between the dollar value of the sales charges paid under the LOI and the dollar value of the sales charges due on the aggregate purchases of A Shares as if such purchases were executed in a single transaction.
Accounts subject to the LOI must be specifically identified in the LOI. Each purchase under an LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI. If you do not purchase the minimum investment referenced in the LOI, you will be charged Fund an amount equal to the difference between the dollar value of the sales charges paid under the LOI and the dollar value of the sales charges due on the aggregate purchases of the A Shares as if such purchases were executed in a single transaction.
ELIMINATION OF INITIAL SALES CHARGES Certain persons may also be eligible to purchase or redeem A Shares without a sales charge. No sales charge is assessed on the reinvestment of A Shares' distributions. No sales charge is assessed on purchases made for investment purposes by:

   A qualified retirement plan under Section 401(a) of the IRC or a plan operating consistent with Section 403(b) of the IRC;
   Any bank, trust company, savings institution, registered investment adviser, financial planner or securities dealer on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee;
   Trustees and officers of the Trust; directors, officers and full-time employees of ABSOLUTE, the distributor, any of their affiliates or any organization with which the distributor has entered into a Selected Dealer or similar agreement; the spouse, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative;

   Any person who has, within the preceding 90 days, redeemed Fund shares through a financial institution and completes a reinstatement form upon investment with that financial institution (but only on purchases in amounts not exceeding the redeemed amounts); and Any person who exchanges into the Fund from another mutual fund for which ABSOLUTE provides advisory services.

The Fund requires appropriate documentation of an investor's eligibility to purchase or redeem A Shares without a sales charge. Any shares so purchased may not be resold except to the Fund.

RULE 12B-1 DISTRIBUTION AND SHAREHOLDER SERVICE FEES The Trust has adopted a Rule 12b-1 plan under which the Fund pays the distributor up to 0.35% of the average daily net assets of A Shares and 1.00% of the average daily net assets of C Shares for distribution services and the servicing of shareholder accounts. Rule 12b-1 payments to participating financial institutions begin to accrue immediately on a daily basis for both A Shares and C Shares and are paid at least quarterly. Although the plan provides for payments of up to 0.35% on A shares, the Board, however, currently limits payments on A shares to 0.25% of average daily net assets.

--------------------------------------------------------------------------------
                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------

The plan provides for the payment of both asset-based distribution fees and shareholder service fees. For C Shares, payments under the plan include 0.75% for distribution and 0.25% for responding to shareholder inquiries regarding the Fund's investment objective, policies and other operational features. Because A Shares and C Shares pay distribution and shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges. The distributor may pay any fee received under the Rule 12b-1 plan to ABSOLUTE or other financial institutions that provide distribution and shareholder services with respect to A Shares and C Shares.

EXCHANGE PRIVILEGES
You may exchange your Fund shares for shares of certain other mutual funds for which ABSOLUTE provides advisory services. For a list of mutual funds available for exchange, call the transfer agent. Be sure to confirm with the transfer agent that the fund into which you exchange is available for sale in your state. Not all funds available for exchange may be available for purchase in your state. Because exchanges are a sale and purchase of shares, they may have tax consequences.

In addition, if you exchange Fund shares within 60 days of purchase, you will be charged a redemption fee of 1.50% of the current NAV of shares redeemed or exchanged, subject to limited exceptions. See "Selling Shares -- Redemption Fee" above for additional information. To calculate exchange fees, the Fund uses the FIFO method to determine the holding period. Under this method, the date of the exchange is compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the exchange fee at any time.
REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number). There is currently no limit on exchanges, but the Fund reserves the right to limit exchanges (See "Investment Procedures -- Limitations on Frequent Purchases). You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.


                                              HOW TO EXCHANGE
BY MAIL
.. Prepare a written request including:
  . Your name(s) and signature(s)
  . Your account number
  . The Fund name (and class) you are exchanging
  . The dollar amount or number of shares you want to sell (and exchange)
.. Open a new account and complete an account application if you are requesting different shareholder privileges
.. Obtain a signature guarantee, if required
.. Mail us your request and documentation
BY TELEPHONE
Call us with your request (unless you declined telephone redemption privileges on your account application)
Provide the following information:
  . Your account number
  . Exact name(s) in which account is registered
  . Additional form of identification

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ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------
RETIREMENT ACCOUNTS

You may invest in Fund shares through IRA accounts sponsored by ABSOLUTE, including traditional and Roth IRAs. The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

OTHER INFORMATION
DISTRIBUTIONS
The Fund declares distributions from net investment income at least semi-annually. Any net capital gain realized by the Fund will be distributed at least annually.
All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued. TAXES
The Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise taxes.
The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. The Fund's distributions of long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to certain state and local taxes. Some Fund distributions may also include nontaxable returns of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.
A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met.
Distributions reduce the NAV of the Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.
The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on the transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. The gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange.
The Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your Federal income
34

--------------------------------------------------------------------------------
                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------
tax liability. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. After December 31 of each year, the Fund will mail you reports containing information about the income tax classification of distributions paid during the year.
For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.
ORGANIZATION
The Trust is a Delaware statutory trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

--------------------------------------------------------------------------------
ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations if less than 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represents the rate an investor would have earned (or lost) on an investment in the Fund, assuming the reinvestment of all dividends and distributions. The information for the year ended March 31, 2006, has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


                                                                            JULY 11, 2005/(A)/
                                                                                 THROUGH
                                                                             MARCH 31, 2006
INSTITUTIONAL SHARES
NET ASSET VALUE, BEGINNING OF PERIOD                                             $ 10.00
                                                                                 -------
INVESTMENT OPERATIONS
  Net investment income (loss)/(b)/                                                 0.14
  Net realized and unrealized gain (loss)                                           0.22
                                                                                 -------
Total from Investment Operations                                                    0.36
                                                                                 -------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                            -0.07
  Net realized investment gains                                                       --/(c)/
                                                                                 -------
Total Distributions to Shareholders                                                -0.07
                                                                                 -------
REDEMPTION FEES/(B)/                                                                  --/(c)/
                                                                                 -------
NET ASSET VALUE, END OF PERIOD                                                   $ 10.29
                                                                                 =======
TOTAL RETURN/(D)/                                                                  3.60%
RATIOS/SUPPLEMENTARY DATA
  Net Assets at End of Period (000's omitted)                                    $66,888
  Ratios to Average Net Assets/(f)/:
   Net investment income (loss)                                                    1.91%
   Net expense                                                                     1.95%
   Dividend expense                                                                0.38%
                                                                                 -------
Total Net Expense                                                                  2.33%
                                                                                 =======
   Gross expenses                                                                  2.21%
   Dividend expense                                                                0.38%
                                                                                 -------
Total Gross Expense/(g)/                                                           2.59%
                                                                                 =======
PORTFOLIO TURNOVER RATE/(D)/                                                         95%

--------------------------------------------------------------------------------
                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------

                                                                            JULY 11, 2005/(A)/
                                                                                 THROUGH
                                                                             MARCH 31, 2006
A SHARES
NET ASSET VALUE, BEGINNING OF PERIOD                                             $ 10.00
                                                                                 -------
INVESTMENT OPERATIONS
  Net investment income (loss)/(b)/                                                 0.10
  Net realized and unrealized gain (loss)                                           0.22
                                                                                 -------
Total from Investment Operations                                                    0.32
                                                                                 -------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                            -0.04
  Net realized investment gains                                                       --/(c)/
                                                                                 -------
Total Distributions to Shareholders                                                -0.04
                                                                                 -------
REDEMPTION FEES/(B)/                                                                  --/(c)/
                                                                                 -------
NET ASSET VALUE, END OF PERIOD                                                   $ 10.28
                                                                                 =======
TOTAL RETURN/(D)/                                                                  3.24%
RATIOS/SUPPLEMENTARY DATA
  Net Assets at End of Period (000's omitted)                                    $42,755
  Ratios to Average Net Assets/(f)/:
   Net investment income (loss)                                                    1.42%
   Net expense                                                                     2.24%
   Dividend expense                                                                0.35%
                                                                                 -------
Total Net Expense                                                                  2.59%
                                                                                 =======
   Gross expenses                                                                  2.72%
   Dividend expense                                                                0.35%
                                                                                 -------
Total Gross Expense/(g)/                                                           3.07%
                                                                                 =======
PORTFOLIO TURNOVER RATE/(D)/                                                         95%

--------------------------------------------------------------------------------
ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------

                                                                            JANUARY 13, 2006/(A)/
                                                                                  THROUGH
                                                                               MARCH 31, 2006
C SHARES
NET ASSET VALUE, BEGINNING OF PERIOD                                               $10.08
                                                                                   ------
INVESTMENT OPERATIONS
  Net investment income (loss)/(b)/                                                  0.02
  Net realized and unrealized gain (loss)                                            0.17
                                                                                   ------
Total from Investment Operations                                                     0.19
                                                                                   ------
REDEMPTION FEES/(B)/                                                                   --/(c)/
                                                                                   ------
NET ASSET VALUE, END OF PERIOD                                                     $10.27
                                                                                   ======
TOTAL RETURN/(D)/                                                                   1.88%
RATIOS/SUPPLEMENTARY DATA
  Net Assets at End of Period (000's omitted)                                      $3,048
  Ratios to Average Net Assets/(f)/:
   Net investment income (loss)                                                     0.90%
   Net expense                                                                      3.00%
   Dividend expense                                                                 0.46%
                                                                                   ------
Total Net Expense                                                                   3.46%
                                                                                   ======
   Gross expenses                                                                   5.40%
   Dividend expense                                                                 0.46%
                                                                                   ------
Total Gross Expense/(g)/                                                            5.86%
                                                                                   ======
PORTFOLIO TURNOVER RATE/(D)/                                                          95%


/(a)/ Commencement of operations.
/(b)/ Calculated based on average shares outstanding during the period.
/(c)/ Less than $0.01 per share.
/(d)/ Not annualized for periods less than one year.
/(e)/ Total return excludes the effect of the applicable sales load.
/(f)/ Annualized for period less than one year.
/(g)/ Reflects the expense ratio excluding any waivers and/or reimbursements.

--------------------------------------------------------------------------------
                           ABSOLUTE STRATEGIES FUND
                             INSTITUTIONAL SHARES
                                   A SHARES
                                   C SHARES
--------------------------------------------------------------------------------
                             FOR MORE INFORMATION
                          ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual/semi-annual reports to

 shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")
 The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.
                              CONTACTING THE FUND
You can get free copies of the annual/semi-annual reports and the SAI, request other information and
       discuss your questions about the Fund by contacting the Fund at:
                           Absolute Strategies Fund
                                 P.O. Box 446
                             Portland, Maine 04112
                          (888) 992-2765 (toll free)
                        (888) 99-ABSOL-UTE (toll free)

                                  Distributor
                          Foreside Fund Services, LLC
                               www.foresides.com
 The Fund's prospectus, SAI and annual/semi-annual reports are also available, without charge,
              on the Fund's website at www.absoluteadvisers.com.

                SECURITIES AND EXCHANGE COMMISSION INFORMATION
 You can also review the Fund's annual/semi-annual reports, the SAI and other information about the Fund
at the Public Reference Room of the Securities and Exchange Commission ("SEC").
                       The scheduled hours of operation

      of the Public Reference Room may be obtained by calling the SEC at
                  (202) 551-8090. You can get copies of this

              information, for a fee, by e-mailing or writing to:


                             Public Reference Room
                      Securities and Exchange Commission

                            Washington, D.C. 20549

                      E-mail address: publicinfo@sec.gov
 Fund information, including copies of the annual/semi-annual reports and the
                           SAI, is available on the
                         SEC's website at www.sec.gov.
                   Investment Company Act File No. 811-3023
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

         AUSTIN GLOBAL EQUITY FUND
                                  PROSPECTUS

                                AUGUST 1, 2006

             AUSTIN GLOBAL EQUITY FUND SEEKS CAPITAL APPRECIATION
             BY INVESTING PRIMARILY IN A PORTFOLIO OF COMMON STOCK
                 AND SECURITIES CONVERTIBLE INTO COMMON STOCK.
             THE FUND DOES NOT PAY RULE 12B-1 (DISTRIBUTION) FEES.
    The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                              TABLE OF CONTENTS

              RISK/RETURN SUMMARY                               2
                      Investment Objective                      2
                      Principal Investment Strategies           2
                      Principal Investment Risks                3
                      Who May Want to Invest in the Fund        5
              PERFORMANCE                                       6
              FEE TABLE                                         8
              MANAGEMENT                                        9
                      The Adviser                               9
                      Portfolio Managers                        9
                      Other Service Providers                   9
                      Fund Expenses                            10
              YOUR ACCOUNT                                     11
                      How to Contact the Fund                  11
                      General Information                      11
                      Buying Shares                            13
                      Selling Shares                           16
                      Exchange Privileges                      18
                      Retirement Accounts                      19
              OTHER INFORMATION                                20
                      Distributions                            20
                      Taxes                                    20
                      Organization                             21
              FINANCIAL HIGHLIGHTS                             22

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE
Austin Global Equity Fund (the "Fund") seeks capital appreciation by investing primarily in a portfolio of common stock and securities convertible into common stock.

PRINCIPAL INVESTMENT STRATEGIES
The Fund's investment adviser (the "Adviser") studies political and economic developments in various countries to identify those countries that offer the best investment opportunities. Under normal circumstances, the Fund invests at least 80% of the value of its net assets and borrowings in equity securities including common stock (including ADRs) and securities convertible into common stock of companies based in the United States and worldwide ("80% Policy"). The Fund must provide shareholders with 60 days prior written notice if it changes its 80% Policy. The Fund invests principally in equity securities of companies that the Adviser believes have above average earnings or revenue growth and/or appreciation potential in the price of the stock. The Fund also invests in companies that the Adviser believes are experiencing growth but whose growth the Adviser believes has not been recognized by the market.

 CONCEPTS TO UNDERSTAND
 COMMON STOCK means an equity or ownership interest in a company.
 CONVERTIBLE SECURITY means a security such as a preferred stock or bond that may be converted into a specified number of shares of common stock.
 AMERICAN DEPOSITARY RECEIPT ("ADR") means a receipt for shares of a foreign-based company held by a U.S. bank that entitles the holder to all dividends.


Currently, the Fund limits its investments in any one country to 25% of its total assets. This limitation does not apply to the securities of U.S. issuers.

THE ADVISER'S PROCESS Currently, the Adviser invests primarily in the securities of companies located in the United States, Europe, Japan and the Pacific Basin.

The Adviser relies primarily on fundamental analyses of prospective companies to identify companies that, in its judgment, are financially strong and possess high quality assets and above average growth and/or appreciation potential. The Adviser also uses fundamental analyses to identify sectors, industries and companies that it believes are experiencing growth but whose growth has not been recognized by the market, measuring the anticipated appreciation potential of companies' stocks against existing market prices for those securities. The Adviser aims to purchase portfolio securities at low price levels relative to earnings and intrinsic valuations.

The Adviser also studies the political and economic developments in various foreign countries in order to determine which countries may offer the best investment opportunities. The Adviser focuses on, among other things, gross domestic product, interest rate movements, employment costs, earnings trends, currency fluctuations, business cycle influence, changes in governmental policy and leadership and the laws and taxes relating to foreign investors. In addition to these factors, the Adviser assesses each prospect's management to determine its competency as both an operator and owner.

The Adviser may invest in ADRs, which are negotiable certificates issued by U.S. depository banks and represent an ownership interest in shares of non-U.S. companies held by such banks. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the U.S. Securities and Exchange Commission (the "SEC").

The Adviser monitors the companies in the Fund's portfolio to determine if there have been any fundamental changes in the companies. The Adviser may sell a security if, in its judgment:

   . The underlying company experiences a decline in financial condition
   . The underlying company experiences a significant erosion in profitability, earnings or cash flow
   . The stock is overvalued compared to its fundamentals
   . The Fund's holding of a stock is overweighted compared to other holdings
   . There are negative trends in inflation, recession or interest rates



TEMPORARY DEFENSIVE MEASURES In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments. When investing for temporary defensive purposes, the Fund may not achieve its investment objective.

PRINCIPAL INVESTMENT RISKS

GENERAL RISKS An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's net asset value, yield and total return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of a security's value. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not by itself a complete or balanced investment program.

You could lose money on your investment in the Fund or the Fund could underperform other investments. The principal risks of an investment in the Fund include:

   . The U.S. or foreign stock markets go down
   . The stock market does not recognize the growth potential of the stocks in the Fund's portfolio
   . The Adviser may make poor investment decisions

RISKS OF FOREIGN SECURITIES Because the Fund invests in foreign securities, an investment in the Fund may have the following additional risks:

   . Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies denominated in U.S. dollars because foreign markets may be smaller and less liquid than U.S. markets
   . There may not be sufficient public information regarding foreign issuers and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards as are U.S. companies
   . Political and economic instability abroad may adversely affect the operations of foreign issuers and the value of their securities
   . Changes in foreign tax laws, exchange controls and policies on nationalization and expropriation also may affect the operations of foreign issuers and the value of their securities
   . Fluctuations in currency exchange rates and currency transfer restrictions may adversely affect the value of foreign securities, which are determined or quoted in currencies other than the U.S. dollar
   . Foreign securities and their markets may be less liquid than U.S. markets . Foreign securities and their issuers are not subject to the same degree of regulation as U.S.

    issuers regarding information disclosure, insider trading and market manipulation
   . Foreign security registration, custody and settlement may be subject to delays or other operational and administrative problems
   . Certain foreign brokerage commissions and custody fees may be higher than those in the U.S.
   . Dividends receivable on the foreign securities contained in the Fund's portfolio may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Fund's shareholders

 CONCEPTS TO UNDERSTAND
 FUNDAMENTAL ANALYSIS means the analysis of a company's financial condition to forecast the probable future value of its stock price. This analysis includes review of a company's balance sheet and income statement, asset history, earnings history, product or service development and management productivity. GROSS DOMESTIC PRODUCT means the value of a country's goods and services produced during a certain period of time, usually one year.
   . The Fund is subject to the risk of market timing activities because of price differentials that may be reflected in the net asset value of the Fund's shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund's calculation of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund's shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing

Certain of these risks may be greater for investments in issuers located in emerging or developing markets. These markets may be undercapitalized, may have underdeveloped legal and financial systems or may have less stable currencies as compared with markets of developed countries.


RISKS OF SMALL AND MID-SIZED CAPITALIZATION ISSUERS To the extent that the Fund invests in companies with small or mid-size capitalizations, an investment in the Fund can have more risk than investing in larger, more established companies. An investment in the Fund may have the following additional risks:


   . Analysts and other investors typically follow these companies less actively and therefore information about these companies is not always readily available
   . Securities of many smaller companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies
   . Changes in the value of smaller company stocks may not mirror the fluctuation of the general market
   . More limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks.

For these and other reasons, the prices of small and mid-size capitalization securities can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company's operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.
4

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:

   . Are willing to tolerate risks inherent in investing in foreign markets
   . Are willing to tolerate significant changes in the value of your investment . Are pursuing a long-term goal
   . Are willing to accept higher short-term risk

The Fund may NOT be appropriate for you if you:

   . Want an investment that pursues market trends or focuses only on particular sectors or industries
   . Need regular income or stability of principal
   . Are pursuing a short-term goal or investing emergency reserves

PERFORMANCE

The following chart and table illustrate the variability of the Fund's returns as of December 31, 2005. The chart and the table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's returns compare to a broad measure of market performance.


PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE, BEFORE AND AFTER TAXES, AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

The following chart shows the Fund's annual total return for the last ten calendar years.
                                    [CHART]
 1996   1997    1998    1999      2000     2001     2002   2003    2004   2005
------ ------  ------  ------  -------  -------  -------  ------  ------ ------
14.53% 23.93%  22.90%  55.89%  -22.07%  -21.78%  -18.28%  34.28%  20.76% 13.58%

     The calendar year-to-date total return as of June 30, 2006 was 8.77%.

The Fund's total return calculation includes proceeds received on November 26, 2003 from a non-recurring litigation settlement. Without this payment total return for the year ended December 31, 2003 would have been 32.99%
During the periods shown in the chart, the highest quarterly return was 45.98% (for the quarter ended December 31, 1999) and the lowest quarterly return was-17.23 % (for the quarter ended September 30, 2002).

The following table compares the Fund's average annual total return, average annual total return (after taxes on distributions), and average annual total return (after taxes on distributions and sale of Fund shares) as of December 31, 2005 to the Morgan Stanley Capital International World Index ("MSCI World Index").


AUSTIN GLOBAL EQUITY FUND                                   1 YEAR 5 YEARS 10 YEARS
Return Before Taxes                                         13.58%  3.32%   9.57%
Return After Taxes on Distributions                         11.86%  2.97%   8.44%
Return After Taxes on Distributions and Sale of Fund Shares  9.86%  2.75%   7.91%
-----------------------------------------------------------------------------------
MSCI World Index                                             9.49%  2.18%   7.04%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The MSCI World Index is a market index of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The MSCI World Index is unmanaged and reflects the reinvestment of dividends. Unlike the performance figures of the Fund, the MSCI World Index's performance does not reflect the effect of fund expenses, such as legal, audit and other service provider fees.

FEE TABLE

The following tables describe the various fees and expenses that you will pay if you invest in the Fund.

                SHAREHOLDER FEES
                (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                Maximum Sales (Load) Imposed on Purchases   None
                Maximum Sales (Load) Imposed on Reinvested
                 Distributions                              None
                Maximum Deferred Sales Charge (Load)        None
                Redemption Fee/(1)/                        2.00%
                Exchange Fee/(1)/                          2.00%


/(1)/Effective September 1, 2006, shares redeemed or exchanged within 180 days of purchase will be charged a 2.00% fee. For purchases prior to the aforementioned date, a 1.00% fee applies for shares redeemed or exchanged within 180 days of purchase.


                ANNUAL FUND OPERATING EXPENSES/(2)/
                (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)//
                Management Fees/(3)/                      1.50%
                Distribution (12b-1) Fees                  None
                Other Expenses                            0.87%
                TOTAL ANNUAL FUND OPERATING EXPENSES/(4)/ 2.37%
                Fee Waiver and Expense Reimbursement      0.62%
                Net Expenses/(5)/                         1.75%


/(2)/The expense information in the table has been restated to reflect current fees.
/(3)/The management fee is one of the highest paid by any mutual fund with global oriented investments.
/(4)/Based on projected annualized amounts for the Fund's fiscal year ending
    March 31, 2007.
/(5)/Based on contractual waivers through July 31, 2007, the Adviser has agreed to waive its fee and/or reimburse Fund expenses to the extent that the total annual fund operating expenses exceed 1.75% (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses). The contractual waivers may be changed or eliminated only with the consent of the Board of Trustees.

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% annual return, that the Fund's Total Annual Fund Operating Expenses and Net Expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                         $178   $680   $1,209   $2,659

                                                                     MANAGEMENT

The Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and of the Fund is managed under the oversight of the Board of Trustees (the "Board"). The Board formulates the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the Fund's Statement of Additional Information ("SAI").


THE ADVISER

The Adviser is Austin Investment Management, Inc., 70 East 55th Street, 8th Floor, New York, New York 10022. The Adviser is a privately owned company controlled by Peter Vlachos.

Subject to the general control of the Board, the Adviser makes investment decisions for the Fund. The Adviser receives an advisory fee at an annual rate of 1.50% of the average daily net assets of the Fund. For the fiscal year ended March 31, 2006, the Adviser received the full fee. The investment advisory fee is one of the highest paid by any mutual fund with global oriented investments.

A discussion summarizing the basis on which the Board most recently approved the continuation of the Investment Advisory Agreement between the Trust and the Adviser with respect to the Fund will be included in the Fund's semi-annual report for the six months ended September 30, 2006.

As of March 31, 2006, the Adviser had approximately $259 million in assets under management.

PORTFOLIO MANAGERS

PETER VLACHOS, Founder and President of the Adviser and Co-Portfolio Manager of the Fund, has overseen the day-to-day management of the Fund since its inception in 1993. Mr. Vlachos has more than 40 years of experience in the investment industry. Prior to his association with the Adviser in 1989, Mr. Vlachos was a portfolio manager at Neuberger & Berman, Inc.

DAVID RAPPA, Co-Portfolio Manager for the Fund, is a Managing Director of the Adviser and is responsible for the day-to-day management of the Fund. Mr. Rappa has served as both an analyst and a portfolio manager throughout his tenure with the Adviser since 1997. Mr. Rappa received his BA from Georgetown University in International Business and Finance.

Mr. Vlachos and Mr. Rappa share equal responsibility in all respects for management of the Fund's portfolio of investments.

The Fund's SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager and each Portfolio Manager's ownership of securities in the Fund.

OTHER SERVICE PROVIDERS

Citigroup Fund Services, LLC provides certain administration, portfolio accounting and transfer agency services to the Fund.

Foreside Fund Services, LLC, the Trust's principal underwriter (the "Distributor") acts as the Trust's Distributor in connection with the offering of Fund shares. The Distributor is not affiliated with the Adviser or with Citigroup or its affiliates. The Trust or its agents may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem shares.

FUND EXPENSES

The Fund pays for its expenses out of its own assets. The Fund's expenses consist of its own expenses as well as Trust expenses that are allocated among the Fund and the other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and reimburse certain expenses of the Fund. Any fee waiver or expense reimbursement increases investment performance of the Fund for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

                                                                   YOUR ACCOUNT
 HOW TO CONTACT THE FUND
 WRITE TO US AT:
   Austin Global Equity Fund
   P.O. Box 446
   Portland, Maine 04112
 OVERNIGHT ADDRESS:
   Austin Global Equity Fund
   Two Portland Square
   Portland, Maine 04101
 TELEPHONE US AT:
   (800) 754-8759 (Toll Free)
 WIRE INVESTMENTS (OR ACH PAYMENTS) TO:
   Citibank, N.A.
   New York, New York
   ABA #021000089
   FOR CREDIT TO:
   Citigroup Fund Services, LLC
   Account # 30576692
   Austin Global Equity Fund
   (Your Name)
   (Your Account Number)

GENERAL INFORMATION

You may purchase or sell (redeem) the Fund's shares on each weekday that the New York Stock Exchange is open. Under unusual circumstances, the Fund may accept and process orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

You may purchase or sell (redeem) the Fund's shares at the net asset value of a share ("NAV") next calculated minus any applicable redemption fee after the transfer agent receives your request in proper form (as described in this Prospectus on pages 13 through 19). For instance, if the transfer agent receives your purchase request in proper form after 4:00 p.m., Eastern time, your transaction will be priced at the next business day's NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive monthly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations.

The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, telephone redemption privileges and exchange privileges.

WHEN AND HOW NAV IS DETERMINED The Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, the Fund may accept and process shareholder orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers. The time at which the NAV is calculated may change in case of an emergency.

The Fund's NAV is determined by taking the market value of the Fund's total assets, subtracting liabilities and then dividing the result (net assets) by the number of the Fund's shares outstanding. Since the Fund invests in securities that may trade on foreign securities markets on days other than a Fund business day, the value of the Fund's portfolio may change on days on which shareholders will not be able to purchase or redeem Fund shares.

The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by the Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at their NAV.

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes that the prices or values available are unreliable. Market quotations may not be readily available or may be unreliable if, among other things, (i) the exchange on which a Fund portfolio security is principally traded closes early;
(ii) trading in a portfolio security was halted during the day and did not resume prior to the time as of which the Fund calculates its NAV, or
(iii) events occur after the close of the securities markets on which the Fund's portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.

The Fund invests in the securities of smaller companies and derivatives. The Fund's investment in securities of smaller companies and derivatives are more likely to require a fair value determination because they are more thinly traded and less liquid than securities of larger companies.

The Fund's investment in foreign securities also are more likely to require a fair value determination because, among other things, most foreign securities markets close before the Fund values its securities. The earlier close of those foreign securities markets gives rise to the possibility that significant events may have occurred in the interim.


Fair value pricing is based on subjective factors and as a result, the fair value price for a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund. These financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions also may provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

The Fund, as permitted, or any of its agents may enter into arrangements with a financial institution under which such party, at its own expense, will pay the financial institution a fee for providing distribution related services and/or for performing certain administrative and transfer agency servicing functions (such as sub-transfer agency, record-keeping or shareholder communication services) for the benefit of Fund shareholders. Such payments by such party may create an incentive for these financial institutions to recommend that you purchase Fund shares. ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Trust's overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or
(iii) involuntarily close your account in case of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If an order is rescinded or your account is liquidated due to perceived threatening conduct or suspected fraudulent or illegal activity, you will not be able to recoup any sales charges or redemption fees assessed. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

PORTFOLIO HOLDINGS A description of the Fund's policies and procedures with respect to the disclosure of portfolio securities is available in the Fund's SAI.


BUYING SHARES


HOW TO MAKE PAYMENTS All investments must be made by check, ACH or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's anti-money laundering procedures, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check or traveler's check).

   CHECKS For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") accounts, the check must be made payable to "Austin Global Equity Fund" or to one or more owners of the account and endorsed to "Austin Global Equity Fund." For all other accounts, the check must be made payable on its face to "Austin Global Equity Fund." A $20 charge may be imposed on any returned checks.

   ACH Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank, which allows financial institutions to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

   WIRES Instruct the financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The Fund accepts investments in the following minimum amounts:

                                 MINIMUM INITIAL MINIMUM ADDITIONAL
                                   INVESTMENT        INVESTMENT
            Standard Accounts        $2,500            $1,000
            Traditional and Roth
             IRA Accounts            $2,000            $1,000
            Accounts with
             Systematic
             Investment Plans          $250              $250

ACCOUNT REQUIREMENTS

                        TYPE OF ACCOUNT                                             REQUIREMENT
INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT ACCOUNTS               . Instructions must be signed by all persons
Individual accounts and sole proprietorship accounts are owned     required to sign exactly as their names appear
by one person. Joint accounts have two or more owners (tenants).   on the account.
                                                                 . Provide a power of attorney or similar document
                                                                   for each person that is authorized to open or
                                                                   transact business for the account if not a named
                                                                   account owner.

GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)                       . Depending on state laws, you can set up a
These custodial accounts provide a way to give money to a child    custodial account under the UGMA or the UTMA.
and obtain tax benefits.                                         . The custodian must sign instructions in a
                                                                   manner indicating custodial capacity.


BUSINESS ENTITIES                                                . Provide certified articles of incorporation, a
                                                                   government- issued business license or
                                                                   certificate, partnership agreement or similar
                                                                   document evidencing the identity and existence
                                                                   of the business entity.
                                                                 . Submit a secretary's (or similar) certificate
                                                                   listing the person(s) authorized to open or
                                                                   transact business for the account.

TRUSTS (INCLUDING CORPORATE PENSION PLANS)                       . The trust must be established before an account
                                                                   can be opened.
                                                                 . Provide the first and signature pages from the
                                                                   trust document identifying the trustees.
                                                                 . Provide a power of attorney or similar document
                                                                   for each person that is authorized to open or
                                                                   transact business in the account if not a
                                                                   trustee of the trust.


ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to, among other measures, obtain, verify, and record information that identifies each person who opens an account. For certain types of accounts, additional information may be required.

When you open an account, the Fund will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you.
If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

LIMITATIONS ON FREQUENT PURCHASES The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund, such as trades seeking short-term profits from market momentum, time zone arbitrage and other timing strategies may interfere with the management of the Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to cancel (within one business day), restrict or, reject without any prior notice, any purchase or exchange order, transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemption. As a consequence, the Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

Effective September 1, 2006, the sale or exchange of Fund shares will be subject to a redemption fee of 2.00% of the current NAV of shares redeemed/exchanged for any sale/exchange of shares made within 180 days from the date of purchase. For purchases prior to the aforementioned date, a 1.00% fee applies for shares redeemed or exchanged within 180 days of purchase. See "Selling Shares - Redemption Fee" and "Exchange Privileges."

The investment in foreign securities may make the Fund more susceptible to the risk of market timing activities because of price differentials that may be reflected in the net asset value of the Fund's shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund's calculation of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances and notwithstanding other measures the Fund may take to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund's shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing.

The investment in securities of smaller companies may make the Fund more susceptible to market timing as shareholders may try to capitalize on the market volatilities of such securities and the effect of the volatilities on the value of Fund shares.

The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations.

INVESTMENT PROCEDURES

                    HOW TO OPEN AN ACCOUNT                                        HOW TO ADD TO YOUR ACCOUNT
BY CHECK                                                        BY CHECK
..Call or write us for an account application                    .Fill out an investment slip from a confirmation or write us a
..Complete the application (and other required documents)         letter
..Mail us your application (and other required documents) and a  .Write your account number on your check
 check                                                          .Mail us the slip (or your letter) and the check

BY WIRE                                                         BY WIRE
..Call or write us for an account application                    .Call to notify us of your incoming wire
..Complete the application (and other required documents)        .Instruct your financial institution to wire your money to us
..Call us to fax the completed application (and other required documents) and we will assign you an account number
..Mail us your original application (and other required
 documents)
..Instruct your financial institution to wire your money to us

BY ACH PAYMENT                                                  BY SYSTEMATIC INVESTMENT
..Call or write us for an account application                    .Complete the systematic investment section of the application
..Complete the application (and other required documents)        .Attach a voided check to your application
..Call us to fax the completed application (and other required   .Mail us the completed application and voided check
 documents) and we will assign you an account number            .We will electronically debit the purchase amount from the
..Mail us your original application (and other required           financial institution account identified in your account
 documents)                                                      application
..We will electronically debit the purchase amount from the
 financial institution account identified in your account
 application account

SYSTEMATIC INVESTMENTS You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your account at your designated financial institution by ACH payment. Systematic investments must be for at least $250.

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase due to nonpayment.

SELLING SHARES

The Fund processes redemption orders promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.

                     HOW TO SELL SHARES FROM YOUR ACCOUNT
           BY MAIL
           .Prepare a written request including:
           .   Your name(s) and signature(s)
           .   Your account number
           .   The Fund name
           .   The dollar amount or number of shares you want to
               sell
           .   How and where to send the redemption proceeds
           .Obtain a signature guarantee (if required)
           .Obtain other documentation (if required)
           .Mail us your request and documentation

           BY WIRE OR ACH
           .Wire and ACH redemptions are only available if your redemption is for $5,000 or more (except for systematic withdrawals) and you did not decline wire or ACH redemption privileges on your account application
           .Call us with your request (unless you declined telephone redemption privileges on your account application) (See
            "By Telephone") OR
           .Mail us your request (See "By Mail")


         BY TELEPHONE
         .Call us with your request (unless you declined telephone
          redemption privileges on your account application)
         .Provide the following information:
         .   Your account number
         .   Exact name(s) in which the account is registered
         .   Additional form of identification
         .Redemption proceeds will be:
         .   Mailed to you OR
         .   Electronically credited to your account at the
             financial institution identified on your account
             application.

         SYSTEMATICALLY
         .Complete the systematic withdrawal section of the
          application
         .Attach a voided check to your application
         .Mail us your completed application
         .Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application


WIRE AND ACH REDEMPTION PRIVILEGES You may redeem your shares by wire or ACH unless you declined wire or ACH redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000, except for systematic withdrawals.


TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market changes. If you are not able to reach the Fund by telephone, you may overnight your redemption order.

SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated account at a financial institution by ACH payment. Systematic withdrawals must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following:

   . Written requests to redeem $100,000 or more
   . Changes to a shareholder's record name
   . Redemptions from an account for which the address or account registration has changed within the last 30 days
   . Sending redemption and distribution proceeds to any person, address or financial institution account not on record
   . Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account
   . Adding or changing ACH or wire instructions, telephone redemption or exchange options or any other election in connection with your account

The transfer agent reserves the right to require signature guarantees on all redemptions.

REDEMPTION FEE Effective September 1, 2006, if you redeem your shares within 180 days of purchase, you will be charged a redemption fee of 2.00% of the NAV of shares redeemed. For purchases prior to the aforementioned date, a 1.00% fee applies for shares exchanged within 180 days of purchase. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account.

No redemption fee will be assessed on redemptions of shares by certain omnibus and/or financial intermediary accounts held with the Fund's transfer agent if the omnibus or intermediary account holder has agreed in writing to assess and collect redemption fees for the Fund with respect to redemptions made in underlying customer accounts. Certain financial intermediaries that collect a redemption fee on behalf of the Fund may not recognize one or more of the exceptions to the redemption fee listed above or may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a financial intermediary should contact the intermediary or refer to the customer's account agreement or plan document for information about how the redemption fee for transactions for the intermediary's omnibus account or the customer's account is treated and about the availability of exceptions to the imposition of the redemption fee.

The Fund reserves the right to waive redemption fees, withdraw exceptions, or otherwise modify the terms of or terminate the redemption fee at its discretion at any time, to the extent permitted by law.
To be entitled to an exception to the imposition of a redemption fee, you must request the exception at the time the redemption request is made. The Fund may require appropriate documentation of a redemption's eligibility for exemption from application of the redemption fee.

SMALL ACCOUNTS If the value of your account falls below $1,000 ($500 for IRAs), the Fund may ask you to increase your balance. If the account value is still below $1,000 ($500 for IRAs) after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value. The Fund will not assess a redemption fee on shares involuntarily redeemed due to low account balances.

REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1% of the Fund's assets).


LOST ACCOUNTS The transfer agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks unpaid for six months or more for distributions or that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.


EXCHANGE PRIVILEGES

You may exchange your Fund shares for shares of other mutual funds. For a list of funds available for exchange, you may call the transfer agent. Not all funds available for exchange may be available for purchase in your state. Check with the transfer agent regarding the funds available for exchange in your state. If you exchange into a fund that imposes a sales charge, you will have to pay that fund's sales charge at the time of the exchange (see "Selling Shares - Redemption Fee"). An exchange is a sale and purchase of shares and may have tax consequences. Effective September 1, 2006, if you exchange your shares within 180 days of purchase, you will be charged an exchange fee of 2.00% of the NAV of shares exchanged. For purchases prior to the aforementioned date, a 1.00% fee applies for shares exchanged within 180 days of purchase. However, the exchange fee will not apply to shares exchanged after 180 days from the date of purchase. To calculate exchange fees, the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the exchange will be compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the fee at any time. The Fund reserves the right to refuse any exchange request particularly requests that could adversely affect the Fund or its operations.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges, but the Fund reserves the right to limit exchanges (see "Investment Procedures - Limitations on Frequent Purchases"). You may exchange your shares by mail or telephone, unless you declined telephone exchange privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

                                HOW TO EXCHANGE
           BY MAIL
           .Prepare a written request including:
           .   Your name(s) and signature(s)
           .   Your account number
           .   The names of each fund you are exchanging
           .   The dollar amount or number of shares you want to
               sell (and exchange)
           .Open a new account and complete an account application
            if you are requesting different shareholder privileges
           .Obtain a signature guarantee (if required)
           .Mail us your request and documentation

           BY TELEPHONE
           .Call us with your request (unless you declined telephone
            exchange privileges on your account application)
           .Provide the following information:
           .   Your account number
           .   Exact name(s) in which account is registered
           .   Additional form of identification

RETIREMENT ACCOUNTS


You may invest in Fund shares through IRA accounts sponsored by the Adviser, including traditional and Roth IRAs. The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. When making an investment in an IRA, be sure to indicate the year for which the contribution is made.

OTHER INFORMATION

DISTRIBUTIONS

The Fund declares distributions from net investment income and pays those distributions annually. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Fund operates in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund's distributions, regardless of whether you reinvest them or receive them in cash. The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. The Fund's distributions of long-term capital gain (if any), are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local taxes.


A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal income tax rate of 15% (5% for individuals in lower tax brackets) through 2008. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Fund and the shareholder.


All distributions reduce the NAV of the Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with respect to those shares.

The Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability.


The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States 20 has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries cannot be determined. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election, you will be required to
(1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund, (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against Federal income taxes. You may be subject to rules which limit or reduce your ability to fully deduct, or claim a credit for, your pro rata share of the foreign taxes paid by the Fund.

ORGANIZATION

The Trust is a Delaware statutory trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represents the rate an investor would have earned (or lost) on an investment in the Fund, assuming the reinvestment of all dividends and distributions. The information for the year ended March 31, 2006, has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


                                                                              YEAR ENDED MARCH 31,
                                                              2006         2005          2004        2003      2002
SELECTED DATA FOR A SINGLE SHARE
Beginning Net Asset Value Per Share                        $19.15       $16.48        $10.59        $14.42    $15.10
                                                          -------      -------       -------       -------   -------
Investment Operations:
  Net investment income (loss)                               0.10/(a)/   (0.13)        (0.08)        (0.05)    (0.13)
  Net realized and unrealized gain (loss) on investments     4.17         2.95          5.92         (3.80)    (0.50)
                                                          -------      -------       -------       -------   -------
Total from Investment Operations                             4.27         2.82          5.84         (3.85)    (0.63)
                                                          -------      -------       -------       -------   -------
Distributions to Shareholders from:
  Net investment income (loss)                              (0.49)       (0.15)           --            --        --
  Net realized gain (loss)                                  (0.96)          --            --            --     (0.10)
                                                          -------      -------       -------       -------   -------
Total Distributions to Shareholders                         (1.45)       (0.15)           --            --     (0.10)
                                                          -------      -------       -------       -------   -------
  Redemption Fee/(a)/                                          --/(b)/      --/(b)/     0.05          0.02      0.05
                                                          -------      -------       -------       -------   -------
Ending Net Asset Value Per Share                           $21.97       $19.15        $16.48        $10.59    $14.42
                                                          =======      =======       =======       =======   =======
OTHER INFORMATION
Total Return                                                23.10%       17.13%/(c)/   55.62%/(d)/  (26.56)%   (3.85)%
Net Assets at End of Period (in thousands)                $40,215      $30,965       $26,617       $16,119   $27,698
Ratios to Average Net Assets:
  Net investment income (loss)                               0.47%       (0.76)%       (0.65)%       (0.34)%   (0.86)%
  Net expenses                                               2.41%        2.51%         2.55%         2.49%     2.34%
  Gross expenses/(e)/                                        2.43%        2.52%         2.55%         2.49%     2.34%
Portfolio Turnover Rate                                        56%          85%           72%           33%       45%

/(a)/Calculated based on average shares outstanding during the period. /(b)/Less than $0.01 per share.

/(c)/The Fund's total return calculation includes Adviser reimbursements and gains incurred on the disposal of investments inconsistent with the Fund's nonfundamental investment policies. Excluding the effect of the net reimbursements from the Fund's ending net asset value per share, total return for the year ended March 31, 2005 would have been 17.06%.
/(d)/The Fund's total return calculation includes proceeds received on November 26, 2003 from a non-recurring litigation settlement recorded as a realized gain on investment transactions. Excluding the effect of this payment from the Fund's ending net assets value per share, total return for the year ended March 31, 2004 would have been 54.20%. The Fund's total return calculation includes gains incurred on the disposal of investments inconsistent with the Fund's nonfundamental investment policies. Excluding the effect of this payment from the Fund's ending net asset value per share, total return for the year ended March 31, 2004 would have been 55.43%.
/(e)/Reflects the expense ratio excluding any fee waivers and/or expense reimbursements.

                             FOR MORE INFORMATION
                          ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual/semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")

 The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

                              CONTACTING THE FUND
You can get free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the
                                   Fund at:

                           AUSTIN GLOBAL EQUITY FUND
                                 P.O. Box 446
                             Portland, Maine 04112
                                (800) 754-8759
                             www.austininvest.com

                                  Distributor
                          Foreside Fund Services, LLC
                               www.foresides.com

                SECURITIES AND EXCHANGE COMMISSION INFORMATION

      You can also review the Fund's annual/semi-annual reports, SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission ("SEC"). The scheduled hours of operation of the Public
 Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

                             Public Reference Room
                      Securities and Exchange Commission

                             Washington, D.C. 20549

                      E-mail address: publicinfo@sec.gov

 Fund information, including copies of the annual/semi-annual reports and the
            SAI, is available on the SEC's website at www.sec.gov.
                   Investment Company Act File No. 811-3023

                                  PROSPECTUS


                                August 1, 2006


                            MERK HARD CURRENCY FUND

                             Institutional Shares


    The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                               Table of Contents


Risk/Return Summary........................................................  1
   Investment Objective....................................................  1
   Principal Investment Strategies.........................................  1
   Principal Investment Risks..............................................  2
   Who May Want to Invest in the Fund......................................  3
   Performance Information.................................................  3

Fees and Expenses..........................................................  4

Management.................................................................  5
   The Adviser.............................................................  5
   Other Service Providers.................................................  5
   Fund Expenses...........................................................  6

Your Account...............................................................  7
   How to Contact the Fund.................................................  7
   General Information.....................................................  7
   Buying Shares...........................................................  9
   Selling Shares.......................................................... 12
   Exchange Privileges..................................................... 14
   Retirement Accounts..................................................... 15

Other Information.......................................................... 16
   Distributions........................................................... 16
   Taxes................................................................... 16
   Organization............................................................ 16

Financial Highlights....................................................... 17

Risk/Return Summary

Concepts to Understand

The value of the Fund shares will fluctuate. The Fund is not a substitute for a money market fund.

Fixed Income Security means a security, such as a bond or note, that obligates the issuer to pay the security owner a specified sum of money (interest) at set intervals as well as to repay the principal amount of the security at its maturity.

Maturity means the date on which a debt security is (or may be) due and payable.

Forward Currency Contract means an agreement to buy or sell a specified amount of currency at a set price on a future date; when combined with U.S. Dollar denominated money market instruments, it may obtain a result that is substantially the same as a direct investment in a foreign currency denominated instrument.

Derivative Security means an investment contract whose value depends on, or is derived from, the value of an underlying asset, interest rate, index or commodity.

Duration is a measure of a bond or bond fund's price sensitivity to changes in interest rates. Duration is defined as the weighted average term to maturity of a security's cash flows, where the weights are the present value of each cash flow as a percentage to the security's price. The greater a bond or fund's duration, the greater its price volatility in response to changes in interest rates.

Exchange-Traded Fund, or ETF, means a type of investment company or investment trust designed to replicate the return of a particular market index or, in the case of a gold ETF, the price of gold.

Merk Hard Currency Fund

Investment Objective

The Fund seeks to protect against the depreciation of the U.S. dollar relative to other currencies.

Principal Investment Strategies


Under normal market conditions, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in "hard currency" denominated investments. The Fund normally invests in a basket of hard currency denominated investments composed of high-quality, short-term money market instruments of countries pursuing "sound" monetary policy, and indirectly in gold.

Sound monetary policy is defined as providing an environment fostering long-term price stability. Hard currencies refers to currencies in which investors have confidence, such as that of economically and politically stable countries. Gold is the only currency with intrinsic value and as such qualifies as a hard currency.


To gain exposure to foreign hard currencies, the Fund may also invest in a combination of U.S. Dollar denominated securities and forward currency contracts.

Rather than buying gold bullion, to the extent that the Fund invests in gold, it will do so indirectly through exchange traded funds ("ETFs"), forward and futures contracts.

The Adviser's Process. Merk Investments, LLC (the "Adviser") will determine currency allocations based on an analysis of monetary policies pursued by central banks and economic environments. The Adviser searches for currencies that, in the Adviser's opinion, are backed by countries pursuing sound monetary policies, or are backed by gold. Once this determination has been made, money market instruments will be selected to create a liquid portfolio of short duration and high credit quality. The Adviser may adapt the currency allocations as its analysis of monetary policies and economic environments evolve.

The Adviser may sacrifice yield in currencies in return for high credit quality of debt securities. The Adviser may exclude currencies if, in the Adviser's opinion, the potential for appreciation is not backed by sound monetary policy.

The Fund will specifically seek the currency risk of select countries pursuing what the Adviser believes are sound monetary policies. As long-term price stability is unlikely to be achieved by most currencies, if any, the Adviser focuses on a country's monetary policy that fosters such stability. The Adviser will invest in a basket of hard currency denominated investments that may include gold to reduce the exposure to the risks of any one currency. If the Adviser deems a currency crisis likely, it is possible that the Fund will concentrate its investment in a few currencies that meet the Adviser's investment criteria for stringent monetary policies and practices.

Money market instruments are issued by domestic and foreign governments, financial institutions, corporations and other entities to borrow money. The issuer pays a fixed, floating or variable rate of interest and must repay the amount borrowed at maturity. To try to reduce interest rate and credit risk to its portfolio, the Fund maintains a weighted average portfolio maturity of 90 days or less and only buys money market instruments:

  .   with effective maturities of one year or less at the time of purchase, and

  . that are issued by companies with an outstanding unsecured debt issue rated in the top three ratings by U.S. nationally recognized ratings services, or the Adviser considers comparable in quality to instruments rated in the top three ratings.



Principal Investment Risks

Currency Exchange Rate. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the price of the Fund's shares. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Foreign Instruments. Investing in foreign instruments bears a greater risk than investing in domestic instruments. As a result, the Fund's returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. These risks can increase the potential for losses in the Fund and affect its price of its shares.

Gold-Related Securities. Investments in gold-related securities, such as ETFs and forward and futures contracts, may subject the Fund to greater volatility than investments in traditional securities. The value of gold-related securities may fluctuate due to overall market movements and other factors affecting the value of the price of gold-related securities, such as inflation or inflation expectations, interest rates, currency fluctuations, gold supply and demand, or political and regulatory developments. A fluctuation in the price of gold underlying a derivative security may cause the Fund to lose money.

Credit. The financial condition of an issuer of a debt security may cause it to default or become unable to pay interest or principal due on the security. The Fund cannot collect interest and principal payments on a fixed income security if the issuer defaults. The degree of risk for a particular security may be reflected in its credit rating. Generally, investment risk and price volatility increase as the credit rating of a security declines. Accordingly, the value of an investment in the Fund may change in response to changes in the credit ratings of the Fund's portfolio securities.

Interest Rate. The value of your investment in the Fund may change in response to changes in interest rates. An increase in interest rates typically causes a fall in the value of the securities in which a Fund invests. The longer a fixed income security's duration, the more its value typically falls in response to an increase in interest rates.

General Market. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's net asset value ("NAV"), yield, and total return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. The Fund is not a complete investment program and there is no assurance that the Fund will achieve its investment objective. You could lose money on your investment in the Fund or the Fund could under perform other investments due to, among other things, poor investment decisions by the Adviser.

Non-Diversification. As a non-diversified fund, the Fund will be subject to more investment risk and potential for volatility than a diversified fund because its portfolio may, at times, focus on a limited number of issuers. These factors can have a negative effect on the value of the Fund's shares. However, the Fund intends to meet certain tax diversification requirements.

Derivative Securities. The Fund may invest in derivative securities, such as forward currency contracts. Derivative securities are financial instruments that derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Who May Want to Invest in the Fund

The Fund may be appropriate for you if you:

  . Are pursuing a long-term goal with a hard currency component to your portfolio

  .   Are willing to accept price fluctuations in your investments

  . Are willing to tolerate the risks associated with investments in foreign currencies

The Fund may not be appropriate for you if you:

  .   Need stability of principal

  .   Are pursuing a short-term goal or are investing emergency reserves

  . Want an investment that is considered a substitute for a U.S. dollar money market fund

Performance Information


Performance information for the Fund is not provided because the Fund has not been operational for a full calendar year.

Fees and Expenses

The following tables describe the various fees and expenses that you will pay if you invest in the Fund.


Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of the offering price)........................ None

Maximum Sales Charge (Load) Imposed on
Reinvested Distributions................................................. None

Maximum Deferred Sales Charge (Load) Imposed on
Redemptions (as a percentage of the sale price).......................... None

Redemption Fee (as a percentage of amount redeemed)...................... None

Exchange Fee (as a percentage of amount redeemed)........................ None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees /(1)/.................................................... 1.00%

Distribution (12b-1) and/or Service Fees................................. None

Other Expenses........................................................... None

Total Annual Fund Operating Expenses /(2)/............................... 1.00%



/(1)/ Under the terms of the Investment Advisory Agreement, the Adviser provides investment advisory services to the Fund and is obligated to pay all expenses of the Fund except certain compensation and expenses of the Trustees of Forum Funds, borrowing cost, taxes, brokerage costs, commissions, and extraordinary and non-recurring expenses.


/(2)/ Based on projected amounts for the Fund's fiscal year ending March 31, 2006.

Example

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund class for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return, that the Fund's total annual fund operating expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year.................................. $102
3 Years................................. $318

Management


The Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and of the Fund is managed under the oversight of the Board of Trustees (the "Board"). The Board formulates the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices, and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the Statement of Additional Information ("SAI").


The Adviser


The Fund's Adviser is Merk Investments, LLC, 555 Bryant Street #455, Palo Alto, California 94301. As of March 31, 2005, the Adviser had approximately $70.7 million of assets under management. The Fund is the first registered investment company for which the Adviser has provided investment management services.

The Adviser receives an annual advisory fee from the Fund at an annual rate equal to 1.00% of the Fund's average annual daily net assets. Under the terms of the Investment Advisory Agreement, the Adviser provides investment advisory services to the Fund and is obligated to pay all expenses of the Fund except certain compensation and expenses of the Trustees of Forum Funds, borrowing cost, taxes, brokerage costs, commissions, and extraordinary and non-recurring expenses.


Subject to the general control of the Board, the Adviser makes investment decisions for the Fund. Axel Merk is president of the Adviser and makes all investment decisions for the Fund. Mr. Merk founded the Adviser in 2001. Mr. Merk is also president of Merk Investments AG, which he founded in Switzerland in 1994. Mr. Merk conducted investment advisory activities from Merk Investments AG until he transferred these activities to the Adviser in 2001.

The Fund's SAI provides additional information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and the ownership of Fund securities by the portfolio manager.


A discussion summarizing the basis on which the Board most recently approved the Investment Advisory Agreement between the Trust and the Adviser will be included in the Fund's semi-annual report for the period ended September 30, 2006.


The Adviser may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

Other Service Providers


Citigroup Fund Services, LLC provides certain administration, portfolio accounting and transfer agency services to the Fund.

Foreside Fund Services, LLC, the Trust's principal underwriter (the "Distributor") acts as the Trust's Distributor in connection with the offering of the Fund's shares. The Distributor is not affiliated with the Adviser or with Citigroup or its affiliates. The Trust or its agents may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem shares.

Fund Expenses

The Adviser is obligated to pay most of the Fund's operating expenses. Expenses of the share class include that class' own expenses as well as Trust expenses that are allocated among the Fund, its classes of shares and all other funds of the Trust. The Adviser may waive all or any portion of its fees and reimburse certain expenses of the Fund. Any fee waiver or expense reimbursement increases investment performance of the Fund and/or its applicable share classes for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

Your Account

How to Contact the Fund

On the internet at:
www.merkfund.com

Telephone us at:
(866) MERK FUND
(866) 637-5386 (toll free)

Write to us at:
   Merk Hard Currency Fund
   P.O. Box 446
   Portland, Maine 04112

Overnight address:
   Merk Hard Currency Fund
   Two Portland Square
   Portland, Maine 04101

Wire investments (or ACH payments) to:
   Citibank, N.A.
   New York, New York
   ABA #021000089

For Credit to:

   Citigroup Fund Services, LLC

   Account # 30576692
   Re: Merk Hard Currency Fund - Institutional Shares
   (Your Name)
   (Your Account Number)

General Information

You may purchase or sell (redeem) shares of a Fund class on each weekday that the New York Stock Exchange is open. Under unusual circumstances, the Fund class may accept and process shareholder orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.


You may purchase or sell (redeem) shares at the NAV next calculated after the transfer agent receives your request in proper form (as described in this Prospectus on pages 9 through 15). If the transfer agent receives your purchase, redemption, or exchange request in proper form by 4:00 p.m., Eastern time, your transaction will price at the NAV of the relevant Fund class the same business day; if the transfer agent receives your request after 4:00 p.m., Eastern time, your transaction will price at the NAV of the relevant Fund class the next business day. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions. The Fund does not issue share certificates.


If you purchase shares directly from the Fund, you will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations.

The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, telephone redemption privileges and exchange privileges.

When and How NAV is Determined


The Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, the Fund may accept and process shareholder orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers. The time at which the NAV is calculated may change in case of an emergency.


The NAV of the Fund class is determined by taking the market value of the total assets of the class, subtracting the liabilities of the class, and then dividing the result (net assets) by the number of outstanding shares of the Fund class. Since the Fund invests in securities that may trade on foreign securities markets on days other than a Fund business day, the value of the Fund's portfolio may change on days on which shareholders will not be able to purchase or redeem Fund shares.


The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by the Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at their NAV.

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes that the prices or values available are unreliable. Market quotations may not be readily available or may be unreliable if, among other things, (i) the exchange on which a security is principally traded closes early; (ii) trading in a security is halted during the day and did not resume prior to the time as of which the Fund calculates its NAV, or (iii) events occur after the close of the securities markets on which the Fund's portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.

The Fund's investment in foreign securities are more likely to require a fair value determination because, among other things, most foreign securities markets close before the Fund values its securities. The earlier close of those foreign securities markets gives rise to the possibility that significant events may have occurred in the interim.

Fair value pricing is based on subjective factors and as a result, the fair value price for a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Transactions Through Third Parties


If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund. The financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

The Fund, as permitted, or any of its agents may enter into arrangements with a financial institution under which such party, at its own expense, will pay the financial institution a fee for providing distribution related services and/or for performing certain administrative and transfer agency servicing functions (such as sub-transfer agency, record-keeping or shareholder communication services) for the benefit of Fund shareholders. Such payments by such party may create an incentive for these financial institutions to recommend that you purchase Fund shares.


Anti-Money Laundering Program

Customer identification and verification are part of the Trust's overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority.
If an order is rescinded or your account is liquidated due to perceived threatening conduct or suspected fraudulent or illegal activity, you will not be able to recoup any sales charges or redemption fees assessed. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.



Portfolio Holdings A description of the Fund's policies and procedures with respect to the disclosure of portfolio securities is available in the Fund's SAI.


Buying Shares

How to Make Payments


All investments must be made by check, ACH or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's anti-money laundering procedures, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check or traveler's check).


   Checks. For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA"), Uniform Transfers to Minors Act ("UTMA") accounts, or other accounts, the check must be made payable to "Merk Hard Currency Fund" or to one or more owners of the account and endorsed to "Merk Hard Currency Fund." A $20 charge may be imposed on any returned checks.

   ACH. Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.


   Wires. Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

Minimum Investments

The Fund accepts investments in the following minimum amounts:

                                             Minimum Initial Minimum Additional
                                               Investment        Investment
                                             --------------- ------------------
Standard Accounts...........................   $1,000,000           $100
Accounts with Systematic Investment Plans...   $1,000,000           $100

Account Requirements


            Type of Account                          Requirement
 -------------------------------------  --------------------------------------
 Individual, Sole Proprietorship and      .   Instructions must be signed by
 Joint Accounts                               all persons required to sign
 Individual accounts and sole                 exactly as their names appear
 proprietorship accounts are owned by         on the account.
 one person. Joint accounts have two
 or more owners (tenants).                .   Provide a power of attorney or
                                              similar document for each
                                              person that is authorized to
                                              open or transact business for the
                                              account if not a named account
                                              owner.

 Gifts or Transfers to a Minor (UGMA,     .   Depending on state laws, you
 UTMA)                                        can set up a custodial account
 These custodial accounts provide a           under the UGMA or the UTMA.
 way to give money to a child and
 obtain tax benefits.                     .   The custodian must sign
                                              instructions in a manner
                                              indicating custodial capacity.

 Business Entities                        .   Provide certified articles of
                                              incorporation, a
                                              government-issued business
                                              license or certificate,
                                              partnership agreement or
                                              similar document evidencing the
                                              identity and existence of the
                                              business entity.

                                          .   Submit a secretary's (or
                                              similar) certificate listing
                                              the person(s) authorized to
                                              open or transact business for
                                              the account.

 Trusts (including corporate pension      .   The trust must be established
 plans)                                       before an account can be opened.

                                          .   Provide the first and signature
                                              pages from the trust document
                                              identifying the trustees.

                                          .   Provide a power of attorney or
                                              similar document for each
                                              person that is authorized to
                                              open or transact business in
                                              the account if not a trustee of
                                              the trust.


Account Application and Customer Identity Verification


To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to, among other measures, obtain, verify, and record information that identifies each person who opens an account. For certain types of accounts, additional information may be required.


When you open an account, the Fund will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations.


Investment Procedures

        How to Open an Account               How to Add to Your Account
 -------------------------------------  --------------------------------------
 By Check                               By Check

 .   Call or write us for an account    .   Fill out an investment slip from
     application                            a confirmation or write us a
                                            letter
 .   Complete the application (and
     other required documents)          .   Write your account number on your
                                            check
 .   Mail us your application (and
     other required documents) and a    .   Mail us the slip (or your letter)
     check                                  and the check

 By Wire                                By Wire

 .   Call or write us for an account    .   Call to notify us of your
     application                            incoming wire

 .   Complete the application (and      .   Instruct your financial
     other required documents)              institution to wire your money to
                                            us
 .   Call us to fax the completed
     application (and other required
     documents) and we will assign you
     an account number

 .   Mail us your original application
     (and other required documents)

 .   Instruct your financial
     institution to wire your money to
     us

 By ACH Payment                         By Systematic Investment

 .   Call or write us for an account    .   Complete the systematic
     application                            investment section of the
                                            application
 .   Complete the application (and
     other required documents)          .   Attach a voided check to your
                                            application
 .   Call us to fax the completed
     application (and other required    .   Mail us the completed application
     documents) and we will assign you      and voided check
     an account number
                                        .   We will electronically debit the
 .   Mail us your original application      purchase amounts from the
     (and other required documents)         financial institution account
                                            identified on your account
 .   We will electronically debit the       application
     purchase amounts from the
     financial institution account
     identified on your account
     application

 By Internet www.merkfund.com           By Internet www.merkfund.com

 .   Log on to our Web site             .   Log on to our Web site

 .   Select Account Opening             .   Select Account Access

 .   Complete the application online    .   Provide the following information:

 .   Accept the terms of the online       .   Your user ID
     application
                                          .   Your password
 .   Account opening amount limited to
     $25,000 if funded by ACH           .   Select Transaction/Purchase menu
                                            option
 .   Mail us your check, instruct your
     financial institution to wire      .   Follow the instructions provided
     your money to us, or we will
     electronically debit your          .   We will electronically debit your
     purchase proceeds from the             purchase proceeds from the
     financial institution account          financial institution account
     identified on your account             identified on your account
     application                            application

Systematic Investments. You may invest a specified amount of money once or twice a month on specified dates. These payments are taken from your bank account by ACH payment.


Limitation on Frequent Purchases. The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund, such as trades seeking short-term profits from market momentum and other timing strategies may interfere with the management of the Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to cancel (within one business day), restrict or, reject without any prior notice, any purchase or exchange order, transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemption. As a consequence, the Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

The investment in foreign securities may make the Fund more susceptible to the risk of market timing activities because of price differentials that may be reflected in the net asset value of the Fund's shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund's calculation of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances and notwithstanding other measures the Fund may take to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund's shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing.

The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations.


Canceled or Failed Payments. The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

Selling Shares

The Fund class processes redemption orders promptly. Under normal circumstances, the Fund class will send redemption proceeds to you within a week. If the Fund class has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.

                     How to Sell Shares from Your Account

By Mail

..   Prepare a written request including:

  .   Your name(s) and signature(s)

  .   Your account number

  .   The Fund name and class

  .   The dollar amount or number of shares you want to sell

  .   How and where to send the redemption proceeds

..   Obtain a signature guarantee (if required)

..   Obtain other documentation (if required)

..   Mail us your request and documentation


By Wire or ACH

..   Wire and ACH redemptions are only available if your redemption is for
    $5,000 or more (except for systematic withdrawals) and you did not decline wire or ACH redemptions on your account application


..   Call us with your request (unless you declined telephone redemption privileges on your account application) (See "By Telephone") or

..   Mail us your request (See "By Mail")

By Telephone

..   Call us with your request (unless you declined telephone redemption privileges on your account application)

..   Provide the following information:

  .   Your account number

  .   Exact name(s) in which the account is registered

  .   Additional form of identification

..   Redemption proceeds will be:

  .   Mailed to you or

  . Wired to you (unless you declined wire redemption privileges on your account application) (See "By Wire")

By Internet www.merkfund.com

..   Log on to our Web site (unless you declined Internet trading privileges on your account application)

..   Select Account Access

..   Provide the following information:

  .   Your user ID

  .   Your password

..   Select the Transaction/Redemption menu option

..   Follow the instructions provided

..   Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

Systematically

..   Complete the systematic withdrawal section of the application

..   Attach a voided check to your application

..   Mail us the completed application

..   Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application


Wire and ACH Redemption Privileges. You may redeem your shares by wire or ACH unless you declined wire or ACH redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000, except for systematic withdrawals.

Telephone Redemption Privileges. You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market changes. If you are not able to reach the Fund by telephone, you may overnight your redemption order.

Systematic Withdrawals. You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

Signature Guarantee Requirements. To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders with a signature guarantee for each shareholder for any of the following:

  .   Written requests to redeem $100,000 or more

  .   Changes to a shareholder's record name

  . Redemptions from an account for which the address or account registration has changed within the last 30 days

  . Sending redemption and distribution proceeds to any person, address or financial institution account not on record

  . Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

  . Adding or changing ACH or wire instructions, telephone redemption or exchange option, or any other election in connection with your account.


The transfer agent reserves the right to require signature guarantees on all redemptions.


Small Accounts. With respect to the Fund, if the value of your account falls below $500,000 (excluding Qualified Retirement Accounts), the Fund may ask you to increase your balance. If after 60 days, the account value is still $500,000 (excluding Qualified Retirement Accounts), the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value. There are no minimum balance requirements for Qualified Retirement Accounts.

Redemptions In Kind. The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1.00% of the Fund's assets).


Lost Accounts. The transfer agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks unpaid for six months or more for distributions or that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.


Exchange Privileges


You may exchange your Fund shares for shares of other mutual funds. For a list of funds available for exchange, you may call the transfer agent. Be sure to confirm with the transfer agent that the fund into which you exchange is available for sale in your state. Not all funds available for exchange may be available for purchase in your state. Because exchanges are a sale and purchase of shares, they may have tax consequences.

Requirements. You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number). There is currently no limit on exchanges, but a Fund reserves the right to limit exchanges (See "Investment Procedures-Limitations on Frequent Purchases"). You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

                                How to Exchange

By Mail

..   Prepare a written request including:

  .   Your name(s) and signature(s)

  .   Your account number

  .   The names of each fund (and class) you are exchanging

  .   The dollar amount or number of shares you want to sell (and exchange)

..   Open a new account and complete an account application if you are requesting different shareholder privileges

..   Obtain a signature guarantee, if required

..   Mail us your request and documentation

By Telephone

..   Call us with your request (unless you declined telephone redemption privileges on your account application)

..   Provide the following information:

  .   Your account number

  .   Exact name(s) in which account is registered

  .   Additional form of identification

Retirement Accounts


You may invest in Fund shares through IRA accounts sponsored by the Adviser, including traditional and Roth IRAs. The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

Other Information

Distributions

The Fund declares distributions from net investment income quarterly. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

Taxes


The Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise taxes. The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. The Fund's distributions of long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to certain state and local taxes. It is not anticipated that any portion of the Fund's distributions will be treated as "qualified dividend income" eligible for preferential tax rates.

All distributions reduce the NAV of the Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amounts of your net sales proceeds and your tax basis in Fund shares. Such gain or loss will be a capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of sale or exchange. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with respect to those shares.

The Fund may be required to withhold Federal income tax at the required Federal backup withholding rate on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Further, any amounts withheld may be credited against your Federal income tax liability.


After December 31 of each year, the Fund will mail you reports containing information about the income tax classification of distributions paid during the year.

For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

Organization

The Trust is a Delaware statutory trust, and the Fund is a series of the Trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of a separate series of the Trust are not entitled to vote separately at shareholders' meetings unless a matter relates only to specific series (such as approval of the advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

Financial Highlights


Financial highlights are not provided because the Institutional Shares had not commenced operations prior to the date of this Prospectus.

                             MERK INVESTMENTS, LLC

                            MERK HARD CURRENCY FUND

                             INSTITUTIONAL SHARES

                             FOR MORE INFORMATION

                          Annual/Semi-Annual Reports
 Additional information about the Fund's investments will be available in the Fund's annual/semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

                  Statement of Additional Information ("SAI")
 The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

                              Contacting the Fund
  You can get free copies of the annual/semi-annual reports (when available), the SAI, request other information,
     and discuss your questions about the Fund by contacting the Fund at:

                            Merk Hard Currency Fund
                                 P.O. Box 446
                             Portland, Maine 04112
                              (866) MERK FUND or
                          (866) 637-5386 (toll free)

                               www.merkfund.com

                                  Distributor
                          Foreside Fund Services, LLC
                               www.foresides.com


                Securities and Exchange Commission Information

 You can also review the Fund's annual/semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the Securities and
  Exchange Commission ("SEC"). The scheduled hours of operation of the Public
     Reference Room may be obtained by calling the SEC at (202) 551-8090.

You can get copies of this information, for a fee, by e-mailing or writing to:

                             Public Reference Room
                      Securities and Exchange Commission
                             Washington, D.C. 20549
                       Email address: publicinfo@sec.gov

 Fund information, including copies of the annual/semi-annual reports and the
                        SAI, is available on the SEC's
                           Web site at www.sec.gov.

                   Investment Company Act File No. 811-3023

                                  PROSPECTUS


                                August 1, 2006


                            MERK HARD CURRENCY FUND

                                Investor Shares


    The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Table of Contents


Risk/Return Summary........................................................  1
   Investment Objective....................................................  1
   Principal Investment Strategies.........................................  1
   Principal Investment Risks..............................................  2
   Who May Want to Invest in the Fund......................................  3
   Performance Information.................................................  3

Fees and Expenses..........................................................  4

Management.................................................................  5
   The Adviser.............................................................  5
   Other Service Providers.................................................  5
   Fund Expenses...........................................................  6

Your Account...............................................................  7
   How to Contact the Fund.................................................  7
   General Information.....................................................  7
   Buying Shares...........................................................  9
   Selling Shares.......................................................... 12
   Exchange Privileges..................................................... 14
   Retirement Accounts..................................................... 15

Other Information.......................................................... 16
   Distributions........................................................... 16
   Taxes................................................................... 16
   Organization............................................................ 16

Financial Highlights....................................................... 17

Risk/Return Summary

Concepts to Understand


The value of Fund shares will fluctuate. The Fund is not a substitute for a money market fund.


Fixed Income Security means a security, such as a bond or note, that obligates the issuer to pay the security owner a specified sum of money (interest) at set intervals as well as to repay the principal amount of the security at its maturity.

Maturity means the date on which a debt security is (or may be) due and payable.

Forward Currency Contract means an agreement to buy or sell a specified amount of currency at a set price on a future date; when combined with U.S. Dollar denominated money market instruments, it may obtain a result that is substantially the same as a direct investment in a foreign currency denominated instrument.

Derivative Security means an investment contract whose value depends on, or is derived from, the value of an underlying asset, interest rate, index or commodity.

Duration is a measure of a bond or bond fund's price sensitivity to changes in interest rates. Duration is defined as the weighted average term to maturity of a security's cash flows, where the weights are the present value of each cash flow as a percentage to the security's price. The greater a bond or fund's duration, the greater its price volatility in response to changes in interest rates.

Exchange-Traded Fund, or ETF, means a type of investment company or investment trust designed to replicate the return of a particular market index or, in the case of a gold ETF, the price of gold.

Merk Hard Currency Fund

Investment Objective

The Fund seeks to protect against the depreciation of the U.S. dollar relative to other currencies.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in "hard currency" denominated investments. The Fund normally invests in a basket of hard currency denominated investments composed of high-quality, short-term money market instruments of countries pursuing "sound" monetary policy, and indirectly in gold.

Sound monetary policy is defined as providing an environment fostering long-term price stability. Hard currencies refers to currencies in which investors have confidence, such as that of economically and politically stable countries. Gold is the only currency with intrinsic value and as such qualifies as a hard currency.

To gain exposure to foreign hard currencies, the Fund may also invest in a combination of U.S. Dollar denominated securities and forward currency contracts.

Rather than buying gold bullion, to the extent that the Fund invests in gold, it will do so indirectly through exchange traded funds ("ETFs"), forward and futures contracts.

The Adviser's Process. Merk Investments, LLC (the "Adviser") will determine currency allocations based on an analysis of monetary policies pursued by central banks and economic environments. The Adviser searches for currencies that, in the Adviser's opinion, are backed by countries pursuing sound monetary policies, or are backed by gold. Once this determination has been made, money market instruments will be selected to create a liquid portfolio of short duration and high credit quality. The Adviser may adapt the currency allocations as its analysis of monetary policies and economic environments evolve.

The Adviser may sacrifice yield in currencies in return for high credit quality of debt securities. The Adviser may exclude currencies if, in the Adviser's opinion, the potential for appreciation is not backed by sound monetary policy.

The Fund will specifically seek the currency risk of select countries pursuing what the Adviser believes are sound monetary policies. As long-term price stability is unlikely to be achieved by most currencies, if any, the Adviser focuses on a country's monetary policy that fosters such stability. The Adviser will invest in a basket of hard currency denominated investments that may include gold to reduce the exposure to the risks of any one currency. If the Adviser deems a currency crisis likely, it is possible that the Fund will concentrate its investment in a few currencies that meet the Adviser's investment criteria for stringent monetary policies and practices.

Money market instruments are issued by domestic and foreign governments, financial institutions, corporations and other entities to borrow money. The issuer pays a fixed, floating or variable rate of interest and must repay the amount borrowed at maturity. To try to reduce interest rate and credit risk to its portfolio, the Fund maintains a weighted average portfolio maturity of 90 days or less and only buys money market instruments:

  .   with effective maturities of one year or less at the time of purchase, and

  . that are issued by companies with an outstanding unsecured debt issue rated in the top three ratings by U.S. nationally recognized ratings services, or the Adviser considers comparable in quality to instruments rated in the top three ratings.



Principal Investment Risks

Currency Exchange Rate. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the price of the Fund's shares. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Foreign Instruments. Investing in foreign instruments bears a greater risk than investing in domestic instruments. As a result, the Fund's returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. These risks can increase the potential for losses in the Fund and affect its price of its shares.

Gold-Related Securities. Investments in gold-related securities, such as ETFs and forward and futures contracts, may subject the Fund to greater volatility than investments in traditional securities. The value of gold-related securities may fluctuate due to overall market movements and other factors affecting the value of the price of gold-related securities, such as inflation or inflation expectations, interest rates, currency fluctuations, gold supply and demand, or political and regulatory developments. A fluctuation in the price of gold underlying a derivative security may cause the Fund to lose money.

Credit. The financial condition of an issuer of a debt security may cause it to default or become unable to pay interest or principal due on the security. The Fund cannot collect interest and principal payments on a fixed income security if the issuer defaults. The degree of risk for a particular security may be reflected in its credit rating. Generally, investment risk and price volatility increase as the credit rating of a security declines. Accordingly, the value of an investment in the Fund may change in response to changes in the credit ratings of the Fund's portfolio securities.

Interest Rate. The value of your investment in the Fund may change in response to changes in interest rates. An increase in interest rates typically causes a fall in the value of the securities in which a Fund invests. The longer a fixed income security's duration, the more its value typically falls in response to an increase in interest rates.

General Market. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's net asset value ("NAV"), yield, and total return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. The Fund is not a complete investment program and there is no assurance that the Fund will achieve its investment objective. You could lose money on your investment in the Fund or the Fund could under perform other investments due to, among other things, poor investment decisions by the Adviser.

Non-Diversification. As a non-diversified fund, the Fund will be subject to more investment risk and potential for volatility than a diversified fund because its portfolio may, at times, focus on a limited number of issuers. These factors can have a negative effect on the value of the Fund's shares. However, the Fund intends to meet certain tax diversification requirements.

Derivative Securities. The Fund may invest in derivative securities, such as forward currency contracts. Derivative securities are financial instruments that derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Who May Want to Invest in the Fund

The Fund may be appropriate for you if you:

  . Are pursuing a long-term goal with a hard currency component to your portfolio

  .   Are willing to accept price fluctuations in your investments

  . Are willing to tolerate the risks associated with investments in foreign currencies

The Fund may not be appropriate for you if you:

  .   Need stability of principal

  .   Are pursuing a short-term goal or are investing emergency reserves

  . Want an investment that is considered a substitute for a U.S. dollar money market fund

Performance Information


Performance information for the Fund is not provided because the Fund has not been operational for a full calendar year.

Fees and Expenses

The following tables describe the various fees and expenses that you will pay if you invest in the Fund.


Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of the offering price)........................ None

Maximum Sales Charge (Load) Imposed on
Reinvested Distributions................................................. None

Maximum Deferred Sales Charge (Load) Imposed on
Redemptions (as a percentage of the sale price).......................... None

Redemption Fee (as a percentage of amount redeemed)...................... None

Exchange Fee (as a percentage of amount redeemed)........................ None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees /(1)/.................................................... 1.00%

Distribution (12b-1) and/or Service Fees /(2)/........................... 0.25%

Other Expenses........................................................... 0.06%

Total Annual Fund Operating Expenses /(3)/............................... 1.31%

Fee Waiver and Expense Reimbursement /(4)/............................... 0.01%

Net Expenses............................................................. 1.30%



/(1)/ Under the terms of the Investment Advisory Agreement, the Adviser provides investment advisory services to the Fund and is obligated to pay all expenses of the Fund except any expenses it is authorized to pay under Rule 12b-1, certain compensation and expenses of the Trustees of Forum Funds, the transfer agent's basis points fee, borrowing costs, taxes, brokerage costs, commissions, and extraordinary and non-recurring expenses.


/(2)/ The Fund has adopted a Rule 12b-1 Plan to pay for the marketing of fund shares and for services provided to shareholders. The Plan provides for payments at annual rates (based on average net assets) of up to 0.25%.


/(3)/ Based on actual amounts for the Fund's fiscal year ending March 31, 2006.

/(4)/ Based on contractual waivers through July 31, 2007, the Adviser has agreed to waive its fee and reimburse Fund expenses to the extent that the total annual fund operating expenses exceed 1.30% (excluding interest, taxes, brokerage commissions and extraordinary expenses). The contractual waivers may be changed or eliminated with the consent of the Board of Trustees at any time.


Example


The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund class and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return, that the Fund's Total Annual Fund Operating Expenses and Net Expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 Year.................................. $  132
3 Years................................. $  414
5 Years................................. $  717
10 Years................................ $1,578

Management


The Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the oversight of the Board of Trustees (the "Board"). The Board formulates the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices, and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the Statement of Additional Information ("SAI").


The Adviser


The Fund's Adviser is Merk Investments, LLC, 555 Bryant Street #455, Palo Alto, California 94301. As of March 31, 2006, the Adviser had approximately $70.7 million of assets under management. The Fund is the first registered investment company for which the Adviser has provided investment management services.

The Adviser receives an annual advisory fee from the Fund at an annual rate equal to 1.00% of the Fund's average annual daily net assets. Under the terms of the Investment Advisory Agreement, the Adviser provides investment advisory services to the Fund and is obligated to pay all expenses of the Fund except any expenses it is authorized to pay under Rule 12b-1, certain compensation and expenses of the Trustees of Forum Funds, the transfer agent's basis points fee, borrowing costs, taxes, brokerage costs, commissions, and extraordinary and non-recurring expenses.


Subject to the general control of the Board, the Adviser makes investment decisions for the Fund. Axel Merk is president of the Adviser and makes all investment decisions for the Fund. Mr. Merk founded the Adviser in 2001. Mr. Merk is also president of Merk Investments AG, which he founded in Switzerland in 1994. Mr. Merk conducted investment advisory activities from Merk Investments AG until he transferred these activities to the Adviser in 2001.

The Fund's SAI provides additional information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and the ownership of Fund securities by the portfolio manager.


A discussion summarizing the basis on which the Board most recently approved the Investment Advisory Agreement between the Trust and the Adviser will be included in the Fund's semi-annual report for the period ended September 30, 2006.


The Adviser may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

Other Service Providers


Citigroup Fund Services, LLC provides certain administration, portfolio accounting and transfer agency services to the Fund.

Foreside Fund Services, LLC, the Trust's principal underwriter (the "Distributor"), acts as the Trust's Distributor in connection with the offering of the Fund's shares. The Distributor is not affiliated with the Adviser or with Citigroup or its affiliates. The Trust or its agents may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem shares.

Fund Expenses

The Adviser is obligated to pay most of the Fund's operating expenses. Expenses of the share class include that class' own expenses as well as Trust expenses that are allocated among the Fund, its classes of shares and all other funds of the Trust. The Adviser may waive all or any portion of its fees and reimburse certain expenses of the Fund. Any fee waiver or expense reimbursement increases investment performance of the Fund and/or its applicable share classes for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

Your Account

How to Contact the Fund

On the internet at:
www.merkfund.com

Telephone us at:
(866) MERK FUND
(866) 637-5386 (toll free)

Write to us at:
   Merk Hard Currency Fund
   P.O. Box 446
   Portland, Maine 04112

Overnight address:
   Merk Hard Currency Fund
   Two Portland Square
   Portland, Maine 04101

Wire investments (or ACH payments) to:
   Citibank, N.A.
   New York, New York
   ABA #021000089

For Credit to:

   Citigroup Fund Services, LLC

   Account # 30576692
   Re: Merk Hard Currency Fund - Investor Shares
   (Your Name)
   (Your Account Number)

General Information

You may purchase or sell (redeem) shares of a Fund class on each weekday that the New York Stock Exchange is open. Under unusual circumstances, the Fund class may accept and process shareholder orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.


You may purchase or sell (redeem) shares at the NAV next calculated after the transfer agent receives your request in proper form (as described in this Prospectus on pages 10 through 16). If the transfer agent receives your purchase, redemption, or exchange request in proper form by 4:00 p.m., Eastern time, your transaction will price at the NAV of the relevant Fund class the same business day; if the transfer agent receives your request after 4:00 p.m., Eastern time, your transaction will price at the NAV of the relevant Fund class the next business day. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.


The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations.

The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, telephone redemption privileges and exchange privileges.

When and How NAV is Determined


The Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, the Fund may accept and process shareholder orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers. The time at which the NAV is calculated may change in case of an emergency.


The NAV of the Fund class is determined by taking the market value of the total assets of the class, subtracting the liabilities of the class, and then dividing the result (net assets) by the number of outstanding shares of the Fund class. Since the Fund invests in securities that may trade on foreign securities markets on days other than a Fund business day, the value of the Fund's portfolio may change on days on which shareholders will not be able to purchase or redeem Fund shares.


The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by the Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at their NAV.


The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes that the prices or values available are unreliable. Market quotations may not be readily available or may be unreliable if, among other things, (i) the exchange on which a security is principally traded closes early; (ii) trading in a security is halted during the day and did not resume prior to the time as of which the Fund calculates its NAV, or (iii) events occur after the close of the securities markets on which the Fund's portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.

The Fund's investment in foreign securities are more likely to require a fair value determination because, among other things, most foreign securities markets close before the Fund values its securities. The earlier close of those foreign securities markets gives rise to the possibility that significant events may have occurred in the interim.

Fair value pricing is based on subjective factors and as a result, the fair value price for a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Transactions Through Third Parties


If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund. The financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

The Fund, as permitted, or any of its agents may enter into arrangements with a financial institution under which such party, at its own expense, will pay the financial institution a fee for providing distribution related services and/or for performing certain administrative and transfer agency servicing functions (such as sub-transfer agency, record-keeping or shareholder communication services) for the benefit of Fund shareholders. Such payments by such party may create an incentive for these financial institutions to recommend that you purchase Fund shares.


Anti-Money Laundering Program

Customer identification and verification are part of the Trust's overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority.
If an order is rescinded or your account is liquidated due to perceived threatening conduct or suspected fraudulent or illegal activity, you will not be able to recoup any sales charges or redemption fees assessed. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.


Portfolio Holdings A description of the Fund's policies and procedures with respect to the disclosure of portfolio securities is available in the Fund's SAI.


Buying Shares

How to Make Payments


All investments must be made by check, ACH or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's anti-money laundering procedures, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check or traveler's check).


   Checks. For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA"), Uniform Transfers to Minors Act ("UTMA") accounts, or other accounts, the check must be made payable to "Merk Hard Currency Fund" or to one or more owners of the account and endorsed to "Merk Hard Currency Fund." A $20 charge may be imposed on any returned checks.

   ACH. Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.


   Wires. Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

Minimum Investments

The Fund accepts investments in the following minimum amounts:

                                             Minimum Initial Minimum Additional
                                               Investment        Investment
                                             --------------- ------------------
Standard Accounts...........................     $2,500             $100
Traditional and Roth IRA Accounts...........     $1,000             $100
Accounts with Systematic Investment Plans...     $1,000             $100
Qualified Retirement, Pension or Profit
  Sharing Plans.............................     $1,000             $100

Account Requirements


            Type of Account                          Requirement
 -------------------------------------  -------------------------------------

 Individual, Sole Proprietorship and    .   Instructions must be signed by
 Joint Accounts                             all persons required to sign
 Individual accounts and sole               exactly as their names appear on
 proprietorship accounts are owned by       the account.
 one person. Joint accounts have two
 or more owners (tenants).              .   Provide a power of attorney or
                                            similar document for each person
                                            that is authorized to open or
                                            transact business for the account if
                                            not a named account owner.

 Gifts or Transfers to a Minor (UGMA,   .   Depending on state laws, you can
 UTMA)                                      set up a custodial account under
 These custodial accounts provide a         the UGMA or the UTMA.
 way to give money to a child and
 obtain tax benefits.                   .   The custodian must sign
                                            instructions in a manner
                                            indicating custodial capacity.

 Business Entities                      .   Provide certified articles of
                                            incorporation, a government-
                                            issued business license or
                                            certificate, partnership
                                            agreement or similar document
                                            evidencing the identity and
                                            existence of the business entity.

                                        .   Submit a secretary's (or similar)
                                            certificate listing the person(s)
                                            authorized to open or transact
                                            business for the account.

 Trusts (including corporate pension    .   The trust must be established
 plans)                                     before an account can be opened.

                                        .   Provide the first and signature
                                            pages from the trust document
                                            identifying the trustees.

                                        .   Provide a power of attorney or
                                            similar document for each person
                                            that is authorized to open or
                                            transact business in the account
                                            if not a trustee of the trust.


Account Application and Customer Identity Verification


To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to, among other measures, obtain, verify, and record information that identifies each person who opens an account. For certain types of accounts, additional information may be required.


When you open an account, the Fund will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.


The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations.


Investment Procedures

        How to Open an Account               How to Add to Your Account
 -------------------------------------  --------------------------------------
 By Check                               By Check

 .   Call or write us for an account    .   Fill out an investment slip from
     application                            a confirmation or write us a
                                            letter
 .   Complete the application (and
     other required documents)          .   Write your account number on your
                                            check
 .   Mail us your application (and
     other required documents) and a    .   Mail us the slip (or your letter)
     check                                  and the check

 By Wire                                By Wire

 .   Call or write us for an account    .   Call to notify us of your
     application                            incoming wire

 .   Complete the application (and      .   Instruct your financial
     other required documents)              institution to wire your money to
                                            us
 .   Call us to fax the completed
     application (and other required
     documents) and we will assign you
     an account number

 .   Mail us your original application
     (and other required documents)

 .   Instruct your financial
     institution to wire your money to
     us

 By ACH Payment                         By Systematic Investment

 .   Call or write us for an account    .   Complete the systematic
     application                            investment section of the
                                            application
 .   Complete the application (and
     other required documents)          .   Attach a voided check to your
                                            application
 .   Call us to fax the completed
     application (and other required    .   Mail us the completed application
     documents) and we will assign you      and voided check
     an account number
                                        .   We will electronically debit the
 .   Mail us your original application      purchase amounts from the
     (and other required documents)         financial institution account
                                            identified on your account
 .   We will electronically debit the       application
     purchase amounts from the
     financial institution account
     identified on your account
     application

 By Internet www.merkfund.com           By Internet www.merkfund.com

 .   Log on to our Web site             .   Log on to our Web site

 .   Select Account Opening             .   Select Account Access

 .   Complete the application online    .   Provide the following information:

 .   Accept the terms of the online       .   Your user ID
     application
                                          .   Your password
 .   Account opening amount limited to
     $25,000 if funded by ACH           .   Select Transaction/Purchase menu
                                            option
 .   Mail us your check, instruct your
     financial institution to wire      .   Follow the instructions provided
     your money to us, or we will
     electronically debit your          .   We will electronically debit your
     purchase proceeds from the             purchase proceeds from the
     financial institution account          financial institution account
     identified on your account             identified on your account
     application                            application

Systematic Investments. You may invest a specified amount of money once a month on specified dates. These payments are taken from your bank account by ACH payment.


Limitation on Frequent Purchases. The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund, such as trades seeking short-term profits from market momentum, time zone arbitrage and other timing strategies may interfere with the management of the Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to cancel (within one business day), restrict or, reject without any prior notice, any purchase or exchange order, transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemption. As a consequence, the Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

The investment in foreign securities may make the Fund more susceptible to the risk of market timing activities because of price differentials that may be reflected in the net asset value of the Fund's shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund's calculation of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances and notwithstanding other measures the Fund may take to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund's shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing.

The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations.


Canceled or Failed Payments. The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

Selling Shares

The Fund class processes redemption orders promptly. Under normal circumstances, the Fund class will send redemption proceeds to you within a week. If the Fund class has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.

                     How to Sell Shares from Your Account

By Mail

..   Prepare a written request including:

  .   Your name(s) and signature(s)

  .   Your account number

  .   The Fund name and class

  .   The dollar amount or number of shares you want to sell

  .   How and where to send the redemption proceeds

..   Obtain a signature guarantee (if required)

..   Obtain other documentation (if required)

..   Mail us your request and documentation


By Wire or ACH

..   Wire and ACH redemptions are only available if your redemption is for
    $5,000 or more (except for systematic withdrawals) and you did not decline wire or ACH redemptions on your account application


..   Call us with your request (unless you declined telephone redemption privileges on your account application) (See "By Telephone") or

..   Mail us your request (See "By Mail")

By Telephone

..   Call us with your request (unless you declined telephone redemption privileges on your account application)

..   Provide the following information:

  .   Your account number

  .   Exact name(s) in which the account is registered

  .   Additional form of identification

..   Redemption proceeds will be:

  .   Mailed to you or


  . Electronically credited to your account at the financial institution identified on your account application


By Internet www.merkfund.com

..   Log on to our Web site (unless you declined Internet trading privileges on your account application)

..   Select Account Access

..   Provide the following information:

  .   Your user ID

  .   Your password

..   Select the Transaction/Redemption menu option

..   Follow the instructions provided

..   Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

Systematically

..   Complete the systematic withdrawal section of the application

..   Attach a voided check to your application

..   Mail us the completed application

..   Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application


Wire and ACH Redemption Privileges. You may redeem your shares by wire or ACH unless you declined wire or ACH redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000, except for systematic withdrawals.

Telephone Redemption Privileges. You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market changes. If you are not able to reach the Fund by telephone, you may overnight your redemption order.

Systematic Withdrawals. You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

Signature Guarantee Requirements. To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders with a signature guarantee for each shareholder for any of the following:

  .   Written requests to redeem $100,000 or more

  .   Changes to a shareholder's record name

  . Redemptions from an account for which the address or account registration has changed within the last 30 days

  . Sending redemption and distribution proceeds to any person, address or financial institution account not on record

  . Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

  . Adding or changing ACH or wire instructions, telephone redemption or exchange option, or any other election in connection with your account.


The transfer agent reserves the right to require signature guarantees on all redemptions.


Small Accounts. With respect to the Fund, if the value of your account falls below $500 (excluding Qualified Retirement Accounts), the Fund may ask you to increase your balance. If after 60 days, the account value is still $500 (excluding Qualified Retirement Accounts), the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value. There are no minimum balance requirements for Qualified Retirement Accounts.

Redemptions In Kind. The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1.00% of the Fund's assets).


Lost Accounts. The transfer agent may consider your account "lost" if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks unpaid for six months or more for distributions or that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.


Rule 12b-1 Distribution and/or Service Fees. The Trust has adopted a Rule 12b-1 plan under which the Fund pays the distributor a fee up to 0.25% of the average daily net assets of Investor Shares for distribution services and the servicing of shareholder accounts. Because Investor Shares pay distribution fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges. The distributor may pay any fee received under the Rule 12b-1 plan to the Adviser or other financial institutions that provide distribution and shareholder services with respect to Investor Shares.

Exchange Privileges


You may exchange your Fund shares for shares of other mutual funds. For a list of funds available for exchange, you may call the transfer agent. Be sure to confirm with the transfer agent that the fund into which you exchange is available for sale in your state. If you exchange into a fund that has a sales charge, you will have to pay that fund's sales charge at the time of exchange. Not all funds available for exchange may be available for purchase in your state. Because exchanges are a sale and purchase of shares, they may have tax consequences.

Requirements. You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number). There is currently no limit on exchanges, but a Fund reserves the right to limit exchanges (See "Investment Procedure-Limitations on Frequent Purchases"). You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.


                                How to Exchange

By Mail

..   Prepare a written request including:

  .   Your name(s) and signature(s)

  .   Your account number

  .   The names of each fund (and class) you are exchanging

  .   The dollar amount or number of shares you want to sell (and exchange)

..   Open a new account and complete an account application if you are requesting different shareholder privileges

..   Obtain a signature guarantee, if required

..   Mail us your request and documentation

By Telephone

..   Call us with your request (unless you declined telephone redemption privileges on your account application)

..   Provide the following information:

  .   Your account number

  .   Exact name(s) in which account is registered

  .   Additional form of identification

Retirement Accounts


You may invest in Fund shares through IRA accounts sponsored by the Adviser, including traditional and Roth IRAs. The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

Other Information

Distributions

The Fund declares distributions from net investment income quarterly. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

Taxes


The Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise taxes. The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. The Fund's distributions of long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to certain state and local taxes. It is not anticipated that any portion of the Fund's distributions will be treated as "qualified dividend income" eligible for preferential tax rates.

All distributions reduce the NAV of the Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amounts of your net sales proceeds and your tax basis in Fund shares. Such gain or loss will be a capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of sale or exchange. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with respect to those shares.

The Fund may be required to withhold Federal income tax at the required Federal backup withholding rate on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Further, any amounts withheld may be credited against your Federal income tax liability.


After December 31 of each year, the Fund will mail you reports containing information about the income tax classification of distributions paid during the year.

For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

Organization

The Trust is a Delaware statutory trust, and the Fund is a series of the Trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of a separate series of the Trust are not entitled to vote separately at shareholders' meetings unless a matter relates only to specific series (such as approval of the advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

Financial Highlights


The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represents the rate an investor would have earned (or lost) on an investment in the Fund, assuming the reinvestment of all dividends and distributions. The information for the period ended March 31, 2006, has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.



                                                               May 10, 2005 (a)
                                                                   through
                                                                March 31, 2006
                                                               ----------------
Selected Data for a Single Share
Beginning Net Asset Value Per Share...........................     $ 10.00
                                                                   -------
Investment Operations:
   Net investment income (loss) (b)...........................        0.09
   Net realized and unrealized gain (loss) (c)................       (0.13)
                                                                   -------
Total from Investment Operations..............................       (0.04)
                                                                   -------
Distributions to Shareholders from:
   Net realized gain..........................................       (0.01)
                                                                   -------
Ending Net Asset Value Per Share..............................     $  9.95
                                                                   =======
Ratio/Supplementary Data
Total Return (d)..............................................       (0.40)%
Net Assets at End of Period (in thousands)....................     $10,643
Ratios to Average Net Assets (e):
   Net expenses...............................................        1.30%
   Gross expenses (f).........................................        1.31%
   Net investment income (loss)...............................        1.04%
Portfolio Turnover Rate (e)...................................           0%



(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Per share amount does not reflect the actual net realized and unrealized gain/loss for the period due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.

(d) Not annualized for periods less than one year.

(e) Annualized for periods less than one year.

(f) Reflects the expense ratio excluding any fee waivers and/or expense reimbursements.

                             MERK INVESTMENTS, LLC

                            MERK HARD CURRENCY FUND

                                INVESTOR SHARES

                             FOR MORE INFORMATION

                          Annual/Semi-Annual Reports
 Additional information about the Fund's investments will be available in the Fund's annual/semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

                  Statement of Additional Information ("SAI")
 The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

                              Contacting the Fund
  You can get free copies of the annual/semi-annual reports (when available), the SAI, request other information,
     and discuss your questions about the Fund by contacting the Fund at:

                            Merk Hard Currency Fund
                                 P.O. Box 446
                             Portland, Maine 04112
                              (866) MERK FUND or
                          (866) 637-5386 (toll free)

                               www.merkfund.com

                                  Distributor
                          Foreside Fund Services, LLC
                               www.foresides.com


                Securities and Exchange Commission Information

 You can also review the Fund's annual/semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the Securities and
  Exchange Commission ("SEC"). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a fee, by e-mailing or writing to:


                             Public Reference Room
                      Securities and Exchange Commission
                             Washington, D.C. 20549
                       Email address: publicinfo@sec.gov

 Fund information, including copies of the annual/semi-annual reports and the
                        SAI, is available on the SEC's
                           Web site at www.sec.gov.

                   Investment Company Act File No. 811-3023

[LOGO]
PAYSON VALUE FUND SEEKS HIGH TOTAL RETURN (CAPITAL APPRECIATION AND CURRENT INCOME) BY INVESTING IN A DIVERSIFIED PORTFOLIO OF COMMON STOCK AND SECURITIES CONVERTIBLE INTO COMMON STOCK, WHICH APPEAR TO BE UNDERVALUED IN THE MARKETPLACE.

PAYSON TOTAL RETURN FUND SEEKS A COMBINATION OF HIGH CURRENT INCOME AND CAPITAL APPRECIATION BY INVESTING IN COMMON STOCK AND SECURITIES CONVERTIBLE INTO COMMON STOCK, WHICH APPEAR TO BE UNDERVALUED, AND IN INVESTMENT GRADE DEBT SECURITIES, INCLUDING U.S. GOVERNMENT, GOVERNMENT AGENCY AND CORPORATE OBLIGATIONS.

THE FUNDS DO NOT PAY RULE 12B-1 (DISTRIBUTION) FEES.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED EITHER FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AUGUST 1,2006

PAYSON VALUE FUND
PAYSON TOTAL RETURN FUND
PROSPECTUS
                                    [GRAPHIC]

                                    [GRAPHIC]
                                                              TABLE OF CONTENTS

             RISK/RETURN SUMMARY                                2
                     INVESTMENT OBJECTIVES                      2
                     PRINCIPAL INVESTMENT STRATEGIES            2
                     PRINCIPAL INVESTMENT RISKS                 4
                     WHO MAY WANT TO INVEST IN THE FUNDS        5
             PERFORMANCE                                        6
             FEE TABLES                                         9
             MANAGEMENT                                        10
             YOUR ACCOUNT                                      12
                     HOW TO CONTACT THE FUNDS                  12
                     GENERAL INFORMATION                       12
                     BUYING SHARES                             14
                     SELLING SHARES                            18
                     EXCHANGE PRIVILEGES                       20
                     RETIREMENT ACCOUNTS                       20
             OTHER INFORMATION                                 21
             FINANCIAL HIGHLIGHTS                              23

                                    [GRAPHIC]
RISK/RETURN SUMMARY

INVESTMENT OBJECTIVES

PAYSON VALUE FUND (a "Fund") seeks high total return (capital appreciation and current income) by investing in a diversified portfolio of common stock and securities convertible into common stock, which appear to be undervalued in the marketplace.

 CONCEPTS TO UNDERSTAND
 COMMON STOCK means an equity or ownership interest in a company.
 CONVERTIBLE SECURITY means a security, such as a preferred stock or bond, that may be converted into a specified number of shares of common stock.
 VALUE COMPANY means a company whose market price is low relative to its financial condition, price history and/or the stock of comparable companies. MARKET CAPITALIZATION means the value of a company's common stock in the stock market.
 DEBT SECURITY means a security such as a bond or note that obligates the issuer to pay the security owner a specified sum of money (interest) at set intervals as well as to repay the principal amount of the security at its maturity.
 BOND means a debt security with a long-term maturity of usually 5 years or longer.
 NOTE means a debt security with a short-term maturity, usually less than 5 years.
 U.S. GOVERNMENT SECURITIES means debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
 INVESTMENT GRADE SECURITY means a security rated in one of the four highest ratings categories by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's, or unrated and determined to be of comparable quality by the Funds' Adviser.

PAYSON TOTAL RETURN FUND (a "Fund") seeks a combination of high current income and capital appreciation by investing in common stock and securities convertible into common stock, which appear to be undervalued, and in investment grade debt securities, including U.S. government, government agency and corporate obligations.

PRINCIPAL INVESTMENT STRATEGIES

PAYSON VALUE FUND invests primarily in common stock and convertible securities of large and medium size domestic value companies. Large size domestic companies typically have market capitalizations in excess of $12 billion. Medium size domestic companies typically have market capitalizations in the range of $2 billion to $12 billion.

PAYSON TOTAL RETURN FUND invests primarily in common stock and convertible securities of large and medium size domestic value companies. Large size domestic companies typically have market capitalizations in excess of $12 billion. Medium domestic companies typically have market capitalizations in the range of $2 billion to $12 billion. The Fund also invests in debt securities, which are primarily investment grade, including U.S. Government securities and corporate bonds and notes issued by large and medium size domestic companies. The Fund may also invest a significant portion of the Fund's total assets in cash or cash equivalents if the Fund's investment adviser (the "Adviser") is unable to find investments selling at discounts to what the Adviser believes are their fair intrinsic value.
2

                                    [GRAPHIC]

THE ADVISER'S PROCESS The Funds' Adviser maintains a long-term, equity-oriented perspective, being much less concerned with investment performance on a quarterly or shorter basis than with real, long-term growth of income. Investment time horizon is the paramount determinant of long-term investment strategy, and each Fund has a long-term time horizon.

The Adviser uses both a quantitative and a fundamental approach to identify stocks that are undervalued compared to the company's financial condition. The Adviser first conducts a fundamental analysis of prospective companies to determine their near and long-term financial prospects and then uses quantitative measurements, including price/earnings ratios, price/book ratios, price/sales ratios, dividend yields and profitability, to select those stocks that appear undervalued.

With respect to Payson Total Return Fund's investment in debt securities, the Adviser monitors interest rate outlooks, the shape of the yield curve and other economic factors to determine an appropriate maturity profile for the Fund's investment portfolio consistent with the Fund's objective. In particular, the Adviser watches the yield spreads between higher and lower quality debt securities, between different sectors of the economy and between different types of debt securities to identify those securities that provide the highest yield at the best price. The Fund may invest in debt securities of any maturity.

The Adviser monitors the investments in a Fund's portfolio to determine if there have been any fundamental changes in the companies or issuers. The Adviser may sell a security if:
   . The security subsequently fails to meet the Adviser's initial investment criteria
   . A more attractively priced security is found or if funds are needed for other purposes
   . The Adviser believes that the security has reached its appreciation potential
   . Revised economic forecasts or interest rate outlook requires a repositioning of debt securities held by Payson Total Return Fund

TEMPORARY DEFENSIVE MEASURES In order to respond to adverse market, economic, political or other conditions, a Fund may assume a temporary defensive position and invest, without limit, in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments. When investing for temporary defensive purposes, a Fund may not achieve its investment objective.

                                    [GRAPHIC]

PRINCIPAL INVESTMENT RISKS

GENERAL RISKS An investment in a fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A Fund's net asset value, yield and total return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which a fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. There is no assurance that a Fund will achieve its investment objective. An investment in a fund is not by itself a complete or balanced investment program. You could lose money on your investment in a Fund or a Fund could underperform other investments. The principal risks of an investment in a Fund include:
   .  The stock or bond market goes down
   .  Value stocks fall out of favor with the stock market
   . The stock market continues to undervalue the stocks in a Fund's portfolio . The stock prices of medium capitalization companies may fluctuate more than the stock prices of larger capitalization companies
   .  The judgment of the Adviser as to the value of a stock proves to be wrong

Because each Fund uses a value approach to select potential stock or debt securities, there is the risk that the market will not recognize the intrinsic value of the Fund's investments for an unexpectedly long time. Further, the security prices of medium size companies may fluctuate more significantly than the security prices of larger size companies. Generally, this increased volatility is due to the fact that securities of medium size companies are traded less frequently and are less liquid than securities of large size companies. Also, there is usually less information available on medium size companies than on larger size companies.

RISKS OF DEBT SECURITIES Because Payson Total Return Fund invests in debt securities, that Fund has the following additional risks:
   . The value of most debt securities falls when interest rates rise; the longer a debt security's maturity and the lower its credit quality, the more its value typically falls in response to an increase in interest rates
   . Issuers may prepay fixed rate securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates
   . The Fund is subject to the risk that the financial condition of an issuer of a security held by the Fund may cause the issuer to default or become unable to pay interest or principal due on the securities. This risk generally increases as security credit ratings decrease.
4

                                    [GRAPHIC]

WHO MAY WANT TO INVEST IN THE FUNDS

A Fund may be appropriate for you if you:
   . Are willing to tolerate significant changes in the value of your investment
   .  Are pursuing a long-term goal
   .  Are willing to accept higher short-term risk

A Fund may NOT be appropriate for you if you:
   .  Need regular income or stability of principal
   .  Are pursuing a short-term goal or investing emergency reserves
   . Want an investment that pursues market trends or focuses only on particular sectors or industries

                                    [GRAPHIC]
PERFORMANCE

The following charts and tables illustrate the variability of each Fund's returns as of December 31, 2005. The charts and the tables provide some indication of the risks of investing in each Fund by showing changes in the Fund's performance from year-to-year and how the Fund's returns compare to a broad measure of market performance.


PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE, BEFORE AND AFTER TAXES, AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

PAYSON VALUE FUND
The following chart shows the Fund's annual total return for the last 10 calendar years.
                                    [CHART]
1996      18.95%
1997      31.62%
1998       5.79%
1999      10.19%
2000       7.42%
2001      -7.57%
2002     -26.39%
2003      28.09%
2004       6.53%
2005       1.18%

   The calendar year-to-date total return as of June 30, 2006 was 1.79%.

During the periods shown in the chart, the highest quarterly return was 16.87% (for the quarter ended December 31, 1998) and the lowest quarterly return was -20.70% (for the quarter ended September 30, 2002).

The following table compares the Fund's average annual total return, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sales of Fund shares as of December 31, 2005 to the Standard & Poor's 500 Index ("S&P 500 Index").

PAYSON VALUE FUND/(1)/                             1 YEAR 5 YEARS 10 YEARS
Return Before Taxes                                 1.18%  -1.24%   6.30%
Return After Taxes on Distributions                 0.61%  -1.52%   5.03%
Return After Taxes on Distributions and Sale of
 Fund Shares                                        1.37%  -1.12%   4.97%
-------------------------------------------------------------------------
S&P 500 Index                                       4.91%   0.54%   9.07%

/(1)/Effective March 13, 2002, the Fund eliminated all sales charges associated with the purchase and redemption of its shares. Accordingly, the performance information presented does not reflect the imposition of any sales charges.
6

                                    [GRAPHIC]

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The S&P 500 Index is a market index of common stock. The S&P 500 Index is unmanaged and reflects reinvestment of dividends. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses.

PAYSON TOTAL RETURN FUND

The following chart shows the Fund's annual total return for the last 10 calendar years.
                                    [CHART]
  1996      11.20%
  1997      20.99%
  1998       3.53%
  1999      -2.96%
  2000      12.66%
  2001       7.25%
  2002     -19.05%
  2003      17.43%
  2004       9.31%
  2005       1.81%

   The calendar year-to-date total return as of June 30, 2006 was 0.03%.

                                    [GRAPHIC]
During the periods shown in the chart, the highest quarterly return was 15.81% (for the quarter ended December 31, 1998) and the lowest quarterly return was -15.00% (for the quarter ended September 30, 2002).

The following table compares the Fund's average annual total return, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sales of Fund shares as of December 31, 2005 to the S&P 500 Index.

PAYSON TOTAL RETURN FUND/(1)/                      1 YEAR 5 YEARS 10 YEARS
Return Before Taxes                                 1.81%  2.56%    5.62%
Return After Taxes on Distributions                 1.52%  1.82%    3.54%
Return After Taxes on Distributions and Sale of
 Fund Shares                                        1.17%  1.81%    3.64%
-------------------------------------------------------------------------
S&P 500 Index                                       4.91%  0.54%    9.07%

/(1)/Effective March 13, 2002, the Fund eliminated all sales charges associated with the purchase and redemption of its shares. Accordingly, the performance information presented does not reflect the imposition of any sales charges.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The S&P 500 Index is a market index of common stock. The S&P 500 Index is unmanaged and reflects the reinvestment of dividends. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses.
8

                                    [GRAPHIC]
                                                                     FEE TABLES

The following tables describe the various fees and expenses that you will pay if you invest in a Fund. Shareholder fees are charges you pay when buying, selling, or exchanging shares of a Fund. Operating expenses, which include fees of the Adviser, are paid out of the Fund's assets and are factored into a Fund's share price rather than charged directly to shareholders accounts.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on
 Purchases (as a percentage of the offering price)  None
Maximum Sales Charge (Load) Imposed on
 Reinvested Distributions                           None
Maximum Deferred Sales Charge (Load)                None
Redemption Fee                                      None
Exchange Fee                                        None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/ (1)/
PAYSON VALUE FUND
Management Fees/(2)/                                0.80%
Distribution (12b-1) Fees                           None
Other Expenses                                      1.46%
TOTAL ANNUAL FUND OPERATING EXPENSES                2.26%
PAYSON TOTAL RETURN FUND
Management Fees/(2)/                                0.60%
Distribution (12b-1) Fees                           None
Other Expenses                                      1.29%
TOTAL ANNUAL FUND OPERATING EXPENSES                1.89%

/(1)/Based on amounts incurred during the Fund's fiscal year ended March 31, 2006 stated as a percentage of average daily net assets.

/(2)/The Adviser has agreed to voluntarily waive 0.25% of its Management Fee.
    Thus, while this waiver is in place, the Management Fee for Payson Value Fund will be 0.55% and the Management Fee for Payson Total Return Fund will be 0.35%. The net expense ratio for Payson Value Fund is 2.01% and for Payson Total Return Fund is 1.64%. Fee waivers may be reduced or eliminated at any time.

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in each Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in a Fund and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return, that a Fund's Total Annual Fund Operating Expenses remain the same as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


         PAYSON VALUE FUND/(1)/ PAYSON TOTAL RETURN FUND/(1)/
1 year          $  229                     $  192
3 years         $  706                     $  594
5 years         $1,210                     $1,021
10 years        $2,595                     $2,212

                                    [GRAPHIC]
MANAGEMENT

Each Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and of each Fund is managed under the oversight of the Board of Trustees (the "Board"). The Board formulates the general policies of each Fund and meets periodically to review each Fund's performance, monitor investment activities and practices and discuss other matters affecting the Funds. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the Fund's Statement of Additional Information ("SAI").

THE ADVISER

Each Fund's Adviser is H.M. Payson & Co., One Portland Square, P.O. Box 31, Portland, Maine 04112. The Adviser was founded in 1854 and was incorporated in Maine in 1987, making it one of the oldest investment firms in the United States operating under its original name.

Subject to the general control of the Board, the Adviser makes investment decisions for each Fund. The Adviser receives an advisory fee at an annual rate of 0.80% of the average daily net assets of Payson Value Fund and 0.60% of the average daily net assets of Payson Total Return Fund. However, the Adviser has agreed to voluntarily waive 0.25% of its fee. Thus, while the waiver is in place, the fee for Payson Value Fund will be 0.55% and the fee for Payson Total Return Fund will be 0.35%. Fee waivers may be reduced or eliminated at anytime. For the fiscal year ended March 31, 2006, the Adviser received advisory fees at an annual rate of 0.55% and 0.35% of the average daily net assets of Payson Value Fund and Payson Total Return Fund, respectively.


A discussion summarizing the basis on which the Board most recently approved the continuation of the Investment Advisory Agreement between the Trust and the Adviser with respect to each Fund will be included in the Funds' semi-annual report for the six months ended September 30, 2006.


As of March 31, 2006, the Adviser had approximately $1.4 billion in assets under management.

PORTFOLIO MANAGERS

JOHN C. KNOX, Managing Director and Senior Research Analyst of the Adviser, has been primarily responsible for the day-to-day management of Payson Value Fund since July 10, 1995. Mr. Knox has more than 28 years of experience in the investment industry and has been associated with the Adviser since 1981.
Mr. Knox is a Chartered Financial Analyst.


PETER E. ROBBINS, Managing Director and Director of Research of the Adviser, has been primarily responsible for the day-to-day management of Payson Total Return Fund since April 1, 1993. Mr. Robbins has more than 23 years of experience in the investment industry and has been associated with the Adviser since 1982, except for the period from January 1988 to October 1990. During that period, Mr. Robbins was President of Mariner Capital

                                    [GRAPHIC]

Group, a real estate development and non-financial asset management business. Mr. Robbins is a Chartered Financial Analyst.

The Funds' SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager and each Portfolio Manager's ownership of securities in the Funds.

OTHER SERVICE PROVIDERS

Citigroup Fund Services, LLC ("Citigroup"), provides certain administration, portfolio accounting and transfer agency services to the Funds.

Foreside Fund Services, LLC, the Fund's principal underwriter (the "Distributor"), acts as each Fund's distributor in connection with the offering of each Fund's Shares. The Distributor may enter into arrangements with banks, broker-dealers, and other financial institutions through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser or with Citigroup or its affiliates.

FUND EXPENSES

Each Fund pays for its expenses out of its own assets. Expenses of each Fund include the Fund's own expense as well as Trust expenses that are allocated among the Fund and the other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and reimburse certain expenses of a Fund. Any fee waivers or expense reimbursement increases investment performance of the Fund for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

                                    [GRAPHIC]
YOUR ACCOUNT
 HOW TO CONTACT THE FUNDS
 WRITE TO US AT:
 Payson Funds
 P.O. Box 446
 Portland, Maine 04112
 OVERNIGHT ADDRESS:
 Payson Funds
 Two Portland Square
 Portland, Maine 04101
 TELEPHONE US AT:
 (800) 805-8258 (Toll Free)
 WIRE INVESTMENTS (OR ACH PAYMENTS) TO:
 Citibank, N.A.
 New York, New York
 ABA #021000089
 FOR CREDIT TO:
 Citigroup Fund Services, LLC
 Account # 30576692
 (Name of Your Fund)
 (Your Name)
 (Your Account Number)

GENERAL INFORMATION

You may purchase or sell (redeem) a Fund's shares on each weekday that the New York Stock Exchange is open. Under unusual circumstances, a Fund may accept and process orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

You may purchase or sell (redeem) each Fund's shares at the net asset value of a share ("NAV") next calculated after the transfer agent receives your request in proper form (as described in this Prospectus on pages 14 through 20). For instance, if the transfer agent receives your purchase request in proper form after 4:00 p.m., Eastern time, your transaction will be priced at the next business day's NAV. A Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Funds do not issue share certificates.

If you purchase shares directly from a Fund, you will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations.

Each Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, telephone redemption privileges and exchange privileges.

WHEN AND HOW NAV IS DETERMINED Each Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, a Fund may accept and process orders when the New York Stock Exchange is closed if deemed appropriate by the Fund's officers. The time at which the NAV is calculated may change in case of an emergency.

A Fund's NAV is determined by taking the market value of the Fund's total assets, subtracting liabilities and then dividing the result (net assets) by the number of the Fund's shares outstanding.
12

                                    [GRAPHIC]

Each Fund values securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at their NAV.


Each Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes that the prices or values available are unreliable. Market quotations may not be readily available or may be unreliable if, among other things, (i) the exchange on which a Fund portfolio security is principally traded closes early,
(ii) trading in a portfolio security was halted during the day and did not resume prior to the time as of which a Fund calculates its NAV, or (iii) events occur after the close of the securities markets on which each Fund's portfolio securities primarily trade but before the time as of which each Fund calculates its NAV.

Fair valuation is based on subjective factors and as a result, the fair value price of a security may differ from the security's market price and may not be the price at which the security may be sold. Fair value pricing could result in a different NAV than a NAV determined by using market quotes.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees (other than sales charges) charged by that institution may be different from those of a Fund. These financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

Each Fund, as permitted, or any of its agents may enter into arrangements with a financial institution under which such party, at its own expense, will pay the financial institution a fee for providing distribution related services and/or for performing certain administrative or transfer agent servicing functions (such as sub-transfer agency, record-keeping or shareholder communication services) for the benefit

                                    [GRAPHIC]

of Fund shareholders. Such payments by such party may create an incentive for these financial institutions to recommend that you purchase Fund shares.


ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Trust's overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent each Fund from being used for money laundering or the financing of terrorist activities. In this regard, each Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or
(iii) involuntarily close your account in case of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of each Fund or in cases when each Fund is requested or compelled to do so by governmental or law enforcement authority. If an order is rescinded or your account is liquidated due to perceived threatening conduct or suspected fraudulent or illegal activity, you will not be able to recoup any sales charges or redemption fees assessed. If your account is closed at the request of governmental or law enforcement, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.


PORTFOLIO HOLDINGS A description of the Funds' policies and procedures with respect to the disclosure of portfolio securities is available in the Funds' SAI.

BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be made by check, ACH, or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Fund's anti-money laundering procedures the Funds do not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check or traveler's check).

    CHECKS For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") accounts, the check must be made payable to "Payson Funds" or to one or more owners of the account and endorsed to "Payson Funds." For all other accounts, the check must be made payable on its face to "Payson Funds." A $20 charge may be imposed on any returned checks.

    ACH Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank, which allows financial institutions to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

    WIRES Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

                                    [GRAPHIC]
MINIMUM INVESTMENTS Each Fund accepts investments in the following minimum amounts:

                          MINIMUM    MINIMUM
                          INITIAL   ADDITIONAL
                         INVESTMENT INVESTMENT
Standard Accounts          $2,000      $250
Traditional and
 Roth IRA Accounts         $1,000      $250
Accounts with Systematic
 Investment Plans          $  250      $250

ACCOUNT REQUIREMENTS

                TYPE OF ACCOUNT                                       REQUIREMENT
INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT       .Instructions must be signed by all persons required
ACCOUNTS                                         to sign exactly as their names appear on the
Individual and sole proprietorship accounts are  account.
owned by one person, Joint accounts have two    .Provide a power of attorney or similar document
or more owners (tenants)                         for each person that is authorized to open or
                                                 transact business if not a named account owner.

GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)      .Depending on state laws, you can set up a custodial
These custodial accounts provide a way to give   account under the UGMA or the UTMA.
money to a child and obtain tax benefits        .The custodian must sign instructions in a manner
                                                 indicating custodial capacity.

BUSINESS ENTITIES                               .Provide certified articles of incorporation, a
                                                 government-issued license or certificate, partnership
                                                 agreement or similar document evidencing the
                                                 identity and existence of the business entity.
                                                .Submit a secretary's (or similar) certificate listing
                                                 the person(s) authorized to open or transact
                                                 business for the accounts.

TRUSTS                                          .The trust must be established before an account can
                                                 be opened.
                                                .Provide the first and signature pages from the trust
                                                 document identifying the trustees.
                                                .Provide a power of attorney or similar document
                                                 for each person that is authorized to open or
                                                 transact business in the account if not a trustee of
                                                 the trust.

                                    [GRAPHIC]

ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to, among other measures, obtain, verify and record information that identifies each person who opens an account.


When you open an account, the Funds will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you. For certain types of accounts, additional information may be required.

If you do not supply the required information, the Funds will attempt to contact you or, if applicable, your broker. If the Funds cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Funds will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Funds will try to verify your identity within a timeframe established in our sole discretion. If the Funds cannot do so, the Funds reserve the right to close your account at the NAV next calculated after the Funds decide to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any sales charges or redemption fees assessed.

The Funds may reject your application under the Trust's Anti-Money Laundering Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

LIMITATIONS ON FREQUENT PURCHASES The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Funds' policy to discourage short-term trading. Frequent trading in a Fund such as trades seeking short-term profits from market momentum and other timing strategies may interfere with the management of a Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, a Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

Focus is placed on identifying redemption transactions which may be harmful to the Funds or their shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is

                                    [GRAPHIC]

taken. The Funds reserve the right to cancel (within one business day), restrict, or reject without any prior notice, any purchase or exchange order, including transactions representing excessive trading, transactions that may be disruptive to the management of each Fund's portfolio, and purchase orders not accompanied by payment.

Because each Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Funds cannot always detect frequent purchases and redemption. As a consequence, the Funds' ability to monitor and discourage abusive trading practices in such accounts may be limited.

The Funds reserve the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Funds or their operations.

INVESTMENT PROCEDURES

             HOW TO OPEN AN ACCOUNT                              HOW TO ADD TO YOUR ACCOUNT
BY CHECK                                           BY CHECK
..Call or write us for an account application       .Fill out an investment slip from a confirmation or
..Complete the application (and other required       write us a letter
 documents, if applicable)                         .Write your account number on your check
..Mail us your application (and other required      .Mail us the slip (or your letter) and the check
 documents, if applicable) and a check

BY WIRE                                            BY WIRE
..Call or write us for an account application       .Call to notify us of your incoming wire
..Complete the application (and other required      .Instruct your financial institution to wire your
 documents, if applicable)                          money to us
..Call us to fax the completed application (and
 other required documents, if applicable) and we
 will assign you an account number
..Mail us your original application (and other
 required documents, if applicable)
..Instruct your financial institution to wire your
 money to us

BY ACH PAYMENT                                     BY SYSTEMATIC INVESTMENT
..Call or write us for an account application       .Complete the systematic investment section of the
..Complete the application (and other required       application
 documents, if applicable)                         .Attach a voided check to your application
..Call us to fax the completed application (and     .Mail us the completed application and voided
 other required documents, if applicable) and we    check
 will assign you an account number                 .We will electronically debit your purchase proceeds
..Mail us your original application (and other       from the financial institution account identified in
 required documents, if applicable)                 your account application
..We will electronically debit your purchase
 proceeds from the financial institution account
 identified in your account application

                                    [GRAPHIC]

SYSTEMATIC INVESTMENTS You may invest a specified amount of money in a Fund once or twice a month on specified dates. These payments are taken from your account at your financial institution by ACH payment. Systematic investments must be for at least $250.

CANCELED OR FAILED PAYMENTS Each Fund accepts checks and ACH transfers at full value subject to collection. If a Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by a Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. Each Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES

Each Fund processes redemption orders promptly. Under normal circumstances, a Fund will send redemption proceeds to you within a week. If a Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.


                     HOW TO SELL SHARES FROM YOUR ACCOUNT
       BY MAIL
       .Prepare a written request including:
       .Your name(s) and signature(s)
       .Your account number
       .The Fund name
       .The dollar amount or number of shares you want to sell
       .How and where to send the redemption proceeds
       .Obtain a signature guarantee (if required) (See "Signature
        Guarantee Requirements" below)
       .Obtain other documentation (if required) (See "Wire
        Redemption Privileges" below)
       .Mail us your request and documentation

       BY WIRE OR ACH
       .Wire or ACH redemptions are only available if your redemption is for $5,000 or more (except for systematic withdrawals) and you did not decline wire or ACH redemption privileges on your account application
       .Call us with your request (unless you declined telephone redemption privileges on your account application) (See "By
        Telephone") OR
       .Mail us your request (See "By Mail")

       BY TELEPHONE
       .Call us with your request (unless you declined telephone
        redemption privileges on your account application)
       .Provide the following information:
       .Your account number
       .Exact name(s) in which the account is registered
       .Additional form of identification
       .Redemption proceeds will be:
       .Mailed to you OR
       .Electronically credited to your account at the financial institution identified on your account application.

       SYSTEMATICALLY
       .Complete the systematic withdrawal section of the application
       .Attach a voided check to your application
       .Mail us your completed application
       .Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

                                    [GRAPHIC]

WIRE OR ACH REDEMPTION PRIVILEGES You may redeem your shares by wire or ACH unless you declined wire or ACH redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000, expect for systematic withdrawals.


TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market changes. If you are not able to reach the Fund by telephone, you may overnight your redemption order.

SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated account at a financial institution by ACH payment. Systematic withdrawals must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Funds against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following:

   .  Written requests to redeem $100,000 or more
   .  Changes to a shareholder's record name
   . Redemptions from an account for which the address or account registration has changed within the last 30 days
   . Sending redemption and distribution proceeds to any person, address or financial institution account not on record
   . Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account
   . Adding or changing ACH or wire instructions, telephone redemption or exchange options or any other election in connection with your account

The transfer agent reserves the right to require signature guarantees on all redemptions.

SMALL ACCOUNTS If the value of your account falls below $1,000 ($500 for IRAs), a Fund may ask you to increase your balance. If the account value is still below $1,000 ($500 for IRAs) after 60 days, a Fund may close your account and send you the proceeds. A Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND Each Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect a Fund's operations (for example, if it represents more than 1% of the Fund's assets).

                                    [GRAPHIC]

LOST ACCOUNTS The transfer agent may consider your account "lost" if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) for distributions that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

EXCHANGE PRIVILEGES

You may exchange your Fund shares for shares of other funds. For a list of funds available for exchange, you may call the transfer agent. Be sure to confirm with the Transfer Agent that the fund into which you exchange is available for sale in your state. Not all funds available for exchange may be available for purchase in your state. If you exchange into a fund that has a sales charge, you will have to pay that fund's sales charge at the time of the exchange. If you exchange into a fund that has no sales charge you will not have to pay a sales charge at the time of the exchange. An exchange is a sale and purchase of shares and may have tax consequences. The Funds reserve the right to refuse any exchange request, particularly requests that could adversely affect the Funds or their operations.


REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges, but the Funds reserve the right to limit exchanges (see "Investment Procedures--Limitations on Frequent Purchases"). You may exchange your shares by mail or telephone, unless you declined telephone exchange privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine

                              HOW TO EXCHANGE
         BY MAIL
         .Prepare a written request including:
         .   Your name(s) and signature(s)
         .   Your account number
         .   The names of each fund you are exchanging
         .   The dollar amount or number of shares you want to sell
             (and exchange)
         .Open a new account and complete an account application if you are requesting different shareholder privileges
         .Obtain a signature guarantee (if required)
         .Mail us your request and documentation

         BY TELEPHONE
         .Call us with your request (unless you declined telephone
          exchange privileges on your account application
         .Provide the following information:
         .   Your account number
         .   Exact name(s) in which account is registered
         .   Additional form of identification

RETIREMENT ACCOUNTS

You may invest in Fund shares though IRA accounts sponsored by the Adviser, including traditional and Roth IRAs. The Funds may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. When making an investment in an IRA, be sure to indicate the year for which the contribution is made.

                                    [GRAPHIC]

                                                              OTHER INFORMATION

DISTRIBUTIONS

Each Fund declares distributions from net investment income and pays those distributions quarterly. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

Each Fund intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on a Fund's distributions, regardless of whether you reinvest them or receive them in cash. A Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. A Fund's distributions of long-term capital gain (if any), are taxable to you as long-term capital gain, regardless of how long you have held your shares. Generally, a Fund's distributions will consist primarily of long-term capital gain. Distributions may also be subject to state and local taxes.

A portion of a Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal income tax rate of 15% (5% for individuals in lower tax brackets) through 2008. A distribution is treated as qualified dividend income to the extent that a Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Fund and the shareholder.

Distributions of capital gain and distributions of net investment income reduce the net asset value of a Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on such transaction equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange.

A Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions payable to you if you fail to provide a Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts

                                    [GRAPHIC]

withheld may be credited against your Federal income tax liability.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in a Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

ORGANIZATION

The Trust is a Delaware statutory trust. Neither Fund expects to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for a Fund). From time to time, large shareholders may control a Fund or the Trust.

                                    [GRAPHIC]

                                                           FINANCIAL HIGHLIGHTS


The financial highlight table is intended to help you understand the financial performance of the Funds for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the year ended March 31, 2006 has been audited by Deloitte & Touche, LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

PAYSON VALUE FUND

                                                           YEAR ENDED MARCH 31,
                                                2006     2005     2004     2003      2002
SELECTED DATA FOR A SINGLE SHARE
NET ASSET VALUE, Beginning of Year             $16.49   $16.11   $11.75   $17.28    $17.63
                                              -------  -------  -------  -------   -------
INVESTMENT OPERATIONS
  Net investment income (loss)                   0.06     0.10     0.08     0.07     (0.01)
  Net realized and unrealized gain (loss) on
   investments                                   0.98     0.38     4.36    (5.53)     0.05
                                              -------  -------  -------  -------   -------
Total from Investment Operations                 1.04     0.48     4.44    (5.46)     0.04
                                              -------  -------  -------  -------   -------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM
  Net investment income                         (0.06)   (0.10)   (0.08)   (0.07)       --
  Net realized investment gains                 (0.50)      --       --       --     (0.39)
                                              -------  -------  -------  -------   -------
Total Distributions to Shareholders             (0.56)   (0.10)   (0.08)   (0.07)    (0.39)
                                              -------  -------  -------  -------   -------
NET ASSET VALUE, End of Year                   $16.97   $16.49   $16.11   $11.75    $17.28
                                              =======  =======  =======  =======   =======
TOTAL RETURN                                     6.40%    2.95%   37.84%  (31.62%)    0.35%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)   $13,131  $14,964  $15,654  $11,685   $17,706
Ratios to Average Net Assets:
Net investment income                            0.36%    0.59%    0.54%    0.51%    (0.04%)
Net expenses                                     1.74%    1.56%    1.54%    1.68%     1.63%
Gross expenses/(b)/                              2.26%    2.06%    2.04%    1.97%     1.85%
Portfolio Turnover Rate                            15%      21%      36%      25%       28%

                                    [GRAPHIC]
PAYSON TOTAL RETURN FUND

                                                   YEAR ENDED MARCH 31,
                                      2006     2005     2004     2003        2002
SELECTED DATA FOR A SINGLE SHARE
NET ASSET VALUE,
 Beginning of Year                  $ 12.04  $ 11.77  $  9.51  $ 12.97   $ 12.47
                                    -------  -------  -------  -------   -------
INVESTMENT OPERATIONS
  Net investment income (loss)         0.08     0.19     0.23     0.26       0.23/(a)/
  Net realized and unrealized gain
   (loss) on investments               0.82     0.27     2.23    (3.34)     0.88/(a)/
                                    -------  -------  -------  -------   -------
Total from Investment Operations       0.90     0.46     2.46    (3.08)     1.11
                                    -------  -------  -------  -------   -------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM
  Net investment income               (0.06)   (0.18)   (0.19)   (0.25)    (0.23)
  Net realized investment gain           --       --       --    (0.13)    (0.38)
  Return of Capital                      --    (0.01)   (0.01)      --        --
                                    -------  -------  -------  -------   -------
Total Distributions to Shareholders   (0.06)   (0.19)   (0.20)   (0.38)    (0.61)
                                    -------  -------  -------  -------   -------
NET ASSET VALUE, End of Year        $ 12.88  $ 12.04  $ 11.77  $  9.51   $ 12.97
                                    =======  =======  =======  =======   =======
TOTAL RETURN                           7.51%    3.91%   25.92%  (23.84)%    9.11%
RATIOS/SUPPLEMENTARY
 DATA
Net Assets at End of Period
 (000's omitted)                    $18,800  $18,187  $18,335  $13,923   $19,174
Ratios to Average Net Assets:
  Net investment income (loss)         0.66%    1.56%    2.15%    2.41%     1.80%/(a)/
  Net expenses                         1.37%    1.31%    1.22%    1.46%     1.44%
  Gross expenses/(b)/                  1.89%    1.81%    1.72%    1.71%     1.66%
Portfolio Turnover Rate                  85%      48%      33%      37%       56%




/(a)/As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change on Payson Total Return Fund, for the year ended March 31, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.10%.


/(b)/Reflects the expense ratio excluding any waivers and/or reimbursements.

                               PAYSON VALUE FUND

                           PAYSON TOTAL RETURN FUND

[LOGO]

FOR MORE INFORMATION
                          ANNUAL/SEMI-ANNUAL REPORTS

Additional information about each Fund's investments is available in the Funds'
 annual/semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI provides more detailed information about each Fund and is incorporated by reference into, and is legally a part of, this Prospectus.

                             CONTACTING THE FUNDS

You can get free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about each Fund by contacting the
                                   Fund at:

                               PAYSON VALUE FUND
                           PAYSON TOTAL RETURN FUND
                                 P.O. Box 446
                             Portland, Maine 04112
                                (800) 805-8258

  The annual/semi-annual reports and the SAI are not available on the Funds' website as the Funds do not maintain a website at this time.

                SECURITIES AND EXCHANGE COMMISSION INFORMATION

 You can also review each Fund's annual/semi-annual reports, the SAI and other information about the Funds at the Public Reference Room of the Securities and
  Exchange Commission ("SEC"). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

                             Public Reference Room
                      Securities and Exchange Commission

                             Washington, D.C. 20549

                      E-mail address: publicinfo@sec.gov

 Fund information, including copies of the annual/semi-annual reports and the
            SAI, is available on the SEC's website at www.sec.gov.

                                  DISTRIBUTOR


                          Foreside Fund Services, LLC


                        Two Portland Square, 1st Floor


                             Portland, Maine 04101


                               www.foresides.com


                   Investment Company Act File No. 811-3023



PAGE>


PROSPECTUS

AUGUST 1, 2006




                                     [LOGO]

SHAKER fund

                                    [GRAPHIC]

               Shaker Fund seeks long-term capital
               appreciation by investing primarily in
               the common stock of domestic
               growth companies.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                                    SHAKER FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------



RISK/RETURN SUMMARY                  2

 Investment Objective                2

 Principal Investment Strategies     2

 Principal Investment Risks          3

 Who May Want to Invest in the Fund  4

PERFORMANCE INFORMATION              5

FEE TABLES                           7

MANAGEMENT                           8

 The Adviser                         8

 Portfolio Managers                  8

 Other Service Providers             9

 Fund Expenses                       9

YOUR ACCOUNT                        10

 General Information                10

 Buying Shares                      12

 Selling Shares                     17

 Exchange Privileges                20

 Retirement Accounts                20

ADVISER'S PAST PERFORMANCE          21

OTHER INFORMATION                   23

 Distributions                      23

 Taxes                              23

 Organization                       24

FINANCIAL HIGHLIGHTS                25

SHAKER FUND

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

CONCEPTS TO UNDERSTAND

COMMON STOCK means an equity or ownership interest in a company.

GROWTH COMPANIES are companies that have exhibited an above average increase in earnings over the past few years and that have strong, sustainable earnings prospects and reasonable stock prices.

MARKET CAPITALIZATION means the value of a company's common stock in the stock market.



The Fund offers Shaker Fund Shares. Effective August 1, 2006, all issued and outstanding A, B, and C Shares were reclassified as Intermediary Shares. As of the same date, Intermediary Shares changed its name to Shaker Fund Shares.


INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in the common stock of small- and medium-sized domestic growth companies. Small domestic companies typically have market capitalizations of less than $2 billion at the time of investment. Medium domestic companies typically have market capitalizations in the range of $2 billion to $12 billion.


THE ADVISER'S PROCESSES -- PURCHASING PORTFOLIO SECURITIES Shaker Investments, L.L.C., the Fund's investment adviser (the "Adviser"), relies on selecting individual stocks and does not try to predict when the stock market might rise or fall. The Adviser uses in-house research and other sources to conduct analyses of prospective Fund investments. As part of this analysis, the Adviser may visit prospective companies, their suppliers and customers, talk to industry contacts, attend trade and brokerage research conferences, consult with its venture capital and entrepreneur network, read business publications, search information databases, and track Wall Street research.


The Adviser's investment process begins with an economic analysis of industry sectors to identify those sectors with the greatest potential for growth. Demographic factors and industry trends affecting growth rates are among the items considered as part of the economic analysis. From these sectors, the Adviser selects those small and medium companies that it believes has the potential to grow revenue and earnings at a rate that exceeds the growth rate of their industries. The Adviser then analyzes these growth companies for fundamental superiority. The Adviser considers a fundamentally superior company to be one that has:


 . Strong management that emphasizes quality products and services within one industry (no conglomerates)
 . Sustainable competitive advantage through strong niche products or services and significant and consistent new product and service development
 .  Broad customer and/or product base
 .  Management interests aligned with shareholder interests
 .  Positive earnings or cash flow and conservative financial statements
 .  Market leadership
 .  Focused business model
 .  Significant inside ownership

The Adviser plans to invest in these companies early in their life cycles and to hold the investments for the long-term if they continue to satisfy the Fund's investment criteria.

                                                                    SHAKER FUND



THE ADVISER'S PROCESSES -- SELLING PORTFOLIO SECURITIES The Adviser monitors the companies in the Fund's portfolio to determine if there have been any fundamental changes in the companies. The Adviser will review a stock with a 20% or greater one-day price decline or market underperformance over longer periods of time. The Adviser may sell a stock if:

 .  It subsequently fails to meet the Adviser's initial investment criteria
 . A more attractively priced company is found or if funds are needed for other purposes
 . It becomes overvalued relative to the long-term expectation for the stock price
 . Changes in economic conditions or fundamentals of the sector affect the company's financial outlook
 . Revenue and earnings decline from year-to-year and price/book valuation (the price of a stock divided by the company's book value per share) is not at or near its historical low
 . The Fund's investment in an industry sector exceeds two and a half times the investment of the Russell 2500/TM/ Growth Index, the Fund's performance benchmark, in the same sector

TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments. When investing for temporary defensive purposes, the Fund may not achieve its investment objective.

PRINCIPAL INVESTMENT RISKS

GENERAL An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund is not by itself a complete or balanced investment program and there is no guarantee the Fund will achieve its investment objective. The value of the Fund's investments will fluctuate as the stock market fluctuates. Nevertheless, investing in equity securities with different capitalizations may, however, be important for investors seeking a diversified portfolio, particularly for long-term investors able to tolerate short-term fluctuations in the value of their investments.

You could lose money on your investment in the Fund, or the Fund could underperform other investments, if any of the following occur:

 . The stock market does not recognize the growth potential of the stocks in the Fund's portfolio
 . The growth stocks in which the Fund invests do not continue to grow at expected rates
 . The judgment of the Adviser as to the growth potential of a stock proves to be wrong
 .  Demand for growth stocks decline

SHAKER FUND



SPECIFIC RISKS OF SMALL AND MEDIUM COMPANIES Because investing in small and medium companies can have more risk than investing in larger, more established companies, an investment in the Fund may have the following additional risks:

 . Analysts and other investors typically follow these companies less actively and information about these companies is not always readily available
 . Securities of many small and medium companies are traded in the over-the-counter markets or on a regional securities exchange, potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies
 . Changes in the value of small and medium company stocks may not mirror the fluctuations of the general market
 . More limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks

For these and other reasons, the prices of small and medium companies can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company's operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:

 . Are willing to tolerate significant changes in the value of your investment . Are pursuing a long-term goal, and . Are willing to accept higher short-term risk

The Fund may NOT be appropriate for you if you:

 . Want an investment that pursues market trends or focuses only on particular sectors or industries
 . Need regular income or stability of principal, or . Are pursuing a short-term goal or investing emergency reserves

                                                                    SHAKER FUND

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


The following chart and table illustrate the variability of the Fund's returns as of December 31, 2005. The chart and the table provide some indication of the risks of investing in the Fund by showing changes in performance from year-to-year and how returns of Shaker Fund Shares compare to a broad measure of market performance. PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE, BEFORE AND AFTER TAXES, AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

The Fund offers Shaker Fund Shares. Effective August 1, 2006, all issued and outstanding A, B, and C Shares were reclassified as Intermediary Shares. As of the same date, Intermediary Shares changed its name to Shaker Fund Shares.

CALENDAR YEAR TOTAL RETURNS

The following chart shows the annual total return for Shaker Fund Shares for each full calendar year that the Fund has operated.


[CHART]

    2002         2003        2004         2005
    ----         ----        ----         ----
  -48.28%       57.74%       9.40%        2.05%


        The calendar year-to-date return as of June 30, 2006 was 1.76%.


During the period shown in the chart, the highest quarterly return was 23.81% (for the quarter ended June 30, 2003) and the lowest quarterly return was -29.42% (for the quarter ended June 30, 2002).

SHAKER FUND


AVERAGE ANNUAL TOTAL RETURN


The following table compares the average annual total return, average annual total return (after taxes on distributions), and average annual total return (after taxes on distributions and sales of Shaker Fund Shares) as of December 31, 2005 to the Russell 2500/TM/ Growth Index, the Fund's primary benchmark. The table also compares the average annual total return before taxes of A, B, and C Shares to the Russell 2500 Index. After tax returns for A, B, and C Shares will vary. The performance of A Shares reflects the deduction of the maximum front-end sales charge and the performance of B and C Shares assumes that shares sold at the end of each period and reflects the deduction of any applicable contingent deferred sales load.



                                                                                  1 Year Since Inception/(1)/
Intermediary Shares - Return Before Taxes                                          2.05%       -4.76%
Intermediary Shares - Return After Taxes on Distributions                          2.05%       -4.76%
Intermediary Shares - Return After Taxes on Distributions and Sale of Fund Shares  1.33%       -3.99%
Class A Shares - Return Before Taxes                                              -4.04%       -6.26%
Class B Shares - Return Before Taxes                                              -3.69%       -4.06%
Class C Shares - Return Before Taxes                                               0.31%       -3.75%
Russell 2500 Growth Index (reflects no deduction for fees, expenses and taxes)     8.17%        5.09%





/(1)/Intermediary Shares and A Shares commenced operations on April 27, 2001. B
     Shares and C Shares commenced operations on December 11, 2001 and December 7, 2001, respectively. The performance information for the period before B Shares and C Shares commenced operations is based on the performance of A Shares, adjusted for the higher expenses applicable to B Shares and C Shares, respectively. The performance for A Shares reflects the deduction of the maximum front-end sales load and the performance for B and C Shares assumes that shares are sold at the end of each period and reflects the deduction of any applicable contingent deferred sales load ("CDSC").

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


The Russell 2500 Growth Index measures the performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500/ /Index measures the performance of the 2500 smallest companies in the Russell 3000(R) Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization.

The Russell 2500 Growth Index is unmanaged and reflects the reinvestment of dividends. Unlike the performance figures of the Fund, the index's performance reflects the effect of expenses.

                                                                    SHAKER FUND


FEE TABLES
--------------------------------------------------------------------------------

The following tables describe the various fees and expenses that you will bear if you invest in the Fund.


    SHAREHOLDER FEES
    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
    Maximum Sales Charge (Load)
    Imposed on Purchases
    (as a percentage of the offering price)                          None
    Maximum Deferred Sales Charge (Load)
    Imposed on Redemptions
    (as a percentage of the lower of sale price or cost of shares)   None
    Maximum Sales Charge (Load)
    Imposed on Reinvested Distributions                              None
    Redemption Fee                                                   None
    Exchange Fee                                                     None
    Maximum Account Fee                                              None



          ANNUAL FUND OPERATING EXPENSES
          (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/(1)/
              Management Fees                                  1.10%
              Distribution (12b-1) Fees                         None
              Other Expenses                                   1.56%
              Total Annual Fund Operating Expenses             2.66%
              Fee Waiver and Expense Reimbursement/(2)/        1.21%
              Net Expenses/(2)/                                1.45%



/(1)/Based on amounts for the Fund's fiscal year ended March 31, 2006. /(2)/Based on contractual waivers through July 31, 2007. The contractual waivers may be changed or eliminated with the consent of the Board of Trustees at any time.


EXAMPLE


The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return, that the Fund's Total Annual Fund Operating Expenses and Net Expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR     $148
3 YEARS    $711
5 YEARS  $1,302
10 YEARS $2,904

SHAKER FUND

MANAGEMENT
--------------------------------------------------------------------------------


The Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the oversight of the Board of Trustees (the "Board"). The Board formulates the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices, and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers may be found in the Fund's Statement of Additional Information ("SAI").


THE ADVISER


The Adviser is Shaker Investments, L.L.C., 3690 Orange Place, Suite 400, Cleveland, Ohio 44122. Prior to January 1, 2002, Shaker Management, Inc. served as the Fund's investment adviser. The Adviser and its predecessors have provided investment advisory and management services to clients since 1991 and the Fund since 2001.

Subject to the general control of the Board, the Adviser makes investment decisions for the Fund. The Adviser receives an annual advisory fee of 1.10% of the average daily net assets of the Fund. For the fiscal year ended March 31, 2006, the Adviser waived its entire fee.

A discussion summarizing the basis on which the Board most recently approved the continuation of the Investment Advisory Agreement between the Trust and the Adviser with respect to the Fund will be included in the Fund's semi-annual report for the six months ended September 30, 2006.

As of June 30, 2006, the Adviser and its affiliates had approximately $276 million of assets under management.


CO-PORTFOLIO MANAGERS


Mr. Edward P. Hemmelgarn and Dr. Karen M. Mroz-Bremner share joint responsibility, in all respects, for the day-to-day management of the Fund's investment portfolio.

Mr. Hemmelgarn, Founder and Chief Investment Officer of the Adviser since its organization in January 2002, has served as a Fund Portfolio Manager since the Fund's inception in 2001. From 1991 to January 2002, Mr. Hemmelgarn served as a Chief Investment Officer of the Adviser's predecessor firms. Prior to that, Mr. Hemmelgarn served as the former Chief Financial Officer of retail banking for Ameritrust Corporation, a bank holding company which merged with Society Trust Company, now KeyCorp. Prior to Ameritrust, Mr. Hemmelgarn worked for Ernst & Young, focusing on mergers and acquisitions and other forms of strategic and financial management consulting. Mr. Hemmelgarn has more than 20 years of experience in the investment industry including mergers and acquisitions, accounting, commercial banking and bio-chemical research.
Mr. Hemmelgarn has a MBA from Case Western Reserve University and a BA in Chemistry from Case Western Reserve University.

Dr. Mroz-Bremner, CFA, has served as a Research Analyst for the Adviser since joining the firm in March 1999 and became a Fund portfolio manager in September 2005. Dr. Mroz-Bremner has a background in developmental biology and genetic research. Her research has focused on the effect of X chromosome dosage in male germ cell development. Dr. Mroz-Bremner has over 6 years of experience in the investment industry. Dr. Mroz-Bremner has a Ph.D. in genetics from Case Western Reserve University and a B.S. in biophysics from Iowa State University of Science and Technology.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio manager and the portfolio managers' ownership of securities in the Fund.

                                                                    SHAKER FUND


OTHER SERVICE PROVIDERS


Citigroup Fund Services, LLC provides certain administration, portfolio accounting and transfer agency services to the Fund.

Foreside Fund Services, LLC, the Trust's principal underwriter (the "Distributor") acts as the Trust's Distributor in connection with the offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser or with Citigroup or its affiliates.


FUND EXPENSES


The Fund pays for its expenses out of its own assets. The Adviser or other service providers may waive all or any portion of their fees and reimburse certain expenses of the Fund. Any fee waiver or expense reimbursement increases investment performance of the Fund for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

SHAKER FUND

YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW TO CONTACT THE FUND

WRITE TO US AT:
  Shaker Fund P.O. Box 446
  Portland, Maine 04112
OVERNIGHT ADDRESS:
  Shaker Fund
  Two Portland Square
  Portland, Maine 04101
TELEPHONE US AT:
  (888) 314-9048 (toll free)
E-MAIL US AT:

  shaker@citigroup.com

WIRE INVESTMENTS (OR ACH PAYMENTS) TO:
  Citibank, N.A.
  New York, New York
  ABA #021000089
  FOR CREDIT TO:
  Citigroup Fund Services, LLC
  Account # 30576692
  Shaker Fund


  (Your Name)
  (Your Account Number)

GENERAL INFORMATION


You may purchase or sell (redeem) the Fund's shares on each weekday that the New York Stock Exchange is open. Under unusual circumstances, the Fund may accept and process orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

You may purchase or sell (redeem) the Fund's shares at the net asset value ("NAV") next calculated next calculated after the transfer agent receives your request in proper form (as described in this Prospectus on pages 12 through 20). For instance, if the transfer agent receives your purchase, redemption or exchange request in proper form after 4:00 p.m., Eastern time, your transaction will be priced at the next business day's NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.


The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations.

The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, telephone redemption privileges and exchange privileges.


WHEN AND HOW NAV IS DETERMINED The Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, the Fund may accept and process shareholder orders when the New York Stock Exchange is closed if deemed appropriate by the Fund's officers. The time at which NAV is calculated may change in case of an emergency.

The Fund's NAV is determined by taking the market value of the Fund's total assets, subtracting the liabilities, and then dividing the result (net assets) by the number of the Fund's outstanding shares. Since the Fund invests in securities that may trade on foreign securities markets on days other than a Fund business day, the value of the Fund's portfolio may change on days on which shareholders will not be able to purchase or redeem Fund shares.

The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each Fund business day. In the absence

                                                                    SHAKER FUND



of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price.

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes that the prices or values available are unreliable. Market quotations may not be readily available or may be unreliable if, among other things, (i) the exchange on which a Fund's portfolio security is principally traded closed early (ii) trading in a portfolio security was halted during the day and did not resume prior to the time as of which the Fund calculates its NAV, or
(iii) events occur after the close of the securities markets on which the Fund's portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.

The Fund's investment in securities of small- and medium-sized capitalization companies are more likely to require a fair value determination because they are more thinly traded and less liquid than the securities of larger capitalization companies.

Fair valuation is based on subjective factors and, as a result, the fair value price of a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund. These financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

The Fund, as permitted, or any of its agents may enter into arrangements with a financial institution under which such party, at its own expense, will pay the financial institution a fee for providing distribution related services and/or for performing certain administrative servicing functions (such as sub-transfer agency, record-keeping or shareholder communication services) for the benefit of Fund shareholders. Such payments by such party will create an incentive for these financial institutions to recommend that you purchase Fund shares.

ANTI-MONEY LAUNDERING PROGRAMS Customer identification and verification are part of the Trust's overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or
(iii) involuntarily close your account in case of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If an order is rescinded or your account is liquidated due to perceived threatening conduct or suspected fraudulent or illegal activity, you will not be able to recoup any sales charges or redemption fees assessed. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

PORTFOLIO HOLDINGS A description of the Fund's policies and procedures with respect to the disclosure of portfolio securities is available in the Fund's SAI.

SHAKER FUND



BUYING SHARES


HOW TO MAKE PAYMENTS All investments must be made by check, ACH or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's anti-money laundering procedures, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check or traveler's check).


   CHECKS For individual, sole proprietorship, joint, Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") accounts, the check must be made payable to "Shaker Fund" or to one or more owners of the account and endorsed to "Shaker Fund." For all other accounts, the check must be made payable on its face to "Shaker Fund." A $20 charge may be imposed on any returned checks.

   ACH Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.


   WIRES Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

                                                                    SHAKER FUND




MINIMUM INVESTMENTS The Fund accepts investments in the following minimum amounts:


                                          MINIMUM INITIAL MINIMUM ADDITIONAL
                                            INVESTMENT        INVESTMENT
Standard Accounts                             $3,000             $250
Traditional and Roth IRA Accounts             $2,000             $250
Accounts with Systematic Investment Plans     $2,000             $250

ACCOUNT REQUIREMENTS




                  TYPE OF ACCOUNT                                            REQUIREMENT
INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT ACCOUNTS   .Instructions must be signed by all persons required to
Individual accounts and sole proprietorship accounts   sign exactly as their names appear on the account.
are owned by one person. Joint accounts have two or  .Provide a power of attorney or similar document for
more owners (tenants).                                 each person that is authorized to open or transact
                                                       business for the account if not a named account owner.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)           .Depending on state laws, you can set up a custodial
These custodial accounts provide a way to give money   account under the UGMA or the UTMA.
to a child and obtain tax benefits.                  .The custodian must sign instructions in a manner
                                                       indicating custodial capacity.
BUSINESS ENTITIES                                    .Provide certified articles of incorporation, a
                                                       government-issued business license or certificate,
                                                       partnership agreement or similar document evidencing
                                                       the identity and existence of the business entity
                                                     .Submit a secretary's (or similar) certificate listing the person(s) authorized to open or transact business for the
                                                       account.
TRUSTS (INCLUDING CORPORATE PENSION PLANS)           .The trust must be established before an account can be
                                                       opened.
                                                     .Provide the first and signature pages from the trust
                                                       document identifying the trustees.
                                                     .Provide a power of attorney or similar document for
                                                       each person that is authorized to open or transact
                                                       business in the account if not a trustee of the trust.

SHAKER FUND




ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to, among other measures, obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you. For certain types of accounts, additional information may be required.


If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to close your account at the NAV next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any sales charges or redemption fees assessed.


LIMITATIONS ON FREQUENT PURCHASES The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund, such as traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies may interfere with the management of the Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.


Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to cancel (within one business day), restrict, or reject without any prior notice, any purchase or exchange order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemption. As a consequence, the Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

                                                                    SHAKER FUND





The Fund's investment in securities of small and medium companies may make the Fund's shares more susceptible to market timing as shareholders may try to capitalize on the market volatilities of such securities and the effect of the volatilities on the value of Fund shares.

The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations.

SHAKER FUND


INVESTMENT PROCEDURES


                HOW TO OPEN AN ACCOUNT                                 HOW TO ADD TO YOUR ACCOUNT
BY CHECK                                                 BY CHECK
..Call or write us for an account application             .Fill out an investment slip from a confirmation or
..Complete the application (and other required              write us a letter
  documents)                                             .Write your account number on your check
..Mail us your application (and other required            .Mail us the slip (or your letter) and the check
  documents) and a check
BY WIRE                                                  BY WIRE
..Call or write us for an account application             .Call to notify us of your incoming wire
..Complete the application (and other required            .Instruct your financial institution to wire your
  documents)                                               money to us
..Call us to fax the completed application (and other
  required documents) and we will assign you an
  account number
..Mail us your original application (and other
  required documents)
..Instruct your financial institution to wire your
  money to us
BY ACH PAYMENT                                           BY SYSTEMATIC INVESTMENT
..Call or write us for an account application             .Complete the systematic investment section of the
..Complete the application (and other required              application
  documents)                                             .Attach a voided check to your application
..Call us to fax the completed application (and other     .Mail us the completed application and voided
  required documents) and we will assign you an            check
  account number                                         .We will electronically debit the purchase amount
..Mail us your original application (and other              from the financial institution account identified on
  required documents)                                      your account application
..We will electronically debit the purchase amount
  from the financial institution account identified on
  your account application

                                                                    SHAKER FUND



SYSTEMATIC INVESTMENTS You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $250.

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES


The Fund processes redemption orders promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.

SHAKER FUND


HOW TO SELL SHARES FROM YOUR ACCOUNT


BY MAIL
..Prepare a written request including:
..  Your name(s) and signature(s)
..  Your account number
..  The Fund name
..  The dollar amount or number of shares you want to sell
..  How and where to send the redemption proceeds
..Obtain a signature guarantee (if required)
..Obtain other documentation (if required)
..Mail us your request and documentation
BY WIRE OR ACH
..Wire and ACH redemptions are only available if your redemption is for $5,000 or more (except for systematic withdrawals) and you did not decline wire or ACH redemption privileges on your account application
..Call us with your request (unless you declined telephone redemption privileges on your account application) (See
  "By Telephone") OR
..Mail us your request (See "By Mail")
BY TELEPHONE
..Call us with your request (unless you declined telephone redemption privileges on your account application)
..Provide the following information:
..  Your account number
..  Exact name(s) in which the account is registered
..  Additional form of identification
..Redemption proceeds will be:
..  Mailed to you OR
..  Electronically credited to your account at the financial institution identified on your account application.
SYSTEMATICALLY
..Complete the systematic withdrawal section of the application
..Attach a voided check to your application
..Mail us your completed application
..Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

                                                                    SHAKER FUND




WIRE AND ACH REDEMPTION PRIVILEGES You may redeem your shares by wire or ACH unless you declined wire or ACH redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000, except for systematic withdrawals.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market changes. If you are not able to reach the Fund by telephone, you may overnight your redemption order.


SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following:

 .  Written requests to redeem $100,000 or more
 .  Changes to a shareholder's record name
 . Redemptions from an account for which the address or account registration has changed within the last 30 days
 . Sending redemption and distribution proceeds to any person, address, or financial institution account not on record
 . Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account
 . Adding or changing ACH or wire instructions, telephone redemption or exchange options, or any other election in connection with your account

The transfer agent reserves the right to require signature guarantees on any redemption.

SMALL ACCOUNTS If the value of your account falls below $2,500 ($1,000 for IRAs), the Fund may ask you to increase your balance. If the account value is still below $2,500 ($1,000 for IRAs) after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1% of the Fund's assets).


LOST ACCOUNTS The transfer agent may consider your account "lost" if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) for distributions or that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

SHAKER FUND


EXCHANGE PRIVILEGES


You may exchange your Fund shares for shares of other mutual funds. For a list of mutual funds available for exchange, you may call the transfer agent. Not all funds available for exchange may be available for purchase in your state. Check with the transfer agent regarding the funds available for exchange in your state. If you exchange into a fund that has a sales charge, you will have to pay that fund's sales charge at the time of the exchange. If you exchange into a fund that has no sales charge you will not have to pay a sales charge at the time of the exchange. An exchange is a sale and purchase of shares and may have tax consequences.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges but the Fund reserves the right to limit exchanges (see "Investment Procedures -- Limitations on Frequent Purchases"). You may exchange your shares by mail or telephone, unless you declined telephone exchange privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.


                                               HOW TO EXCHANGE
BY MAIL
..Prepare a written request including:
..  Your name(s) and signature(s)
..  Your account number
..  The names of each fund and class you are exchanging
..  The dollar amount or number of shares you want to sell (and exchange)
..Open a new account and complete an account application if you are requesting different shareholder privileges
..Obtain a signature guarantee, if required
..Mail us your request and documentation
BY TELEPHONE
..Call us with your request (unless you declined telephone exchange privileges on your account application)
..Provide the following information:
..  Your account number
..  Exact name(s) in which account is registered
..  Additional form of identification



RETIREMENT ACCOUNTS


You may invest in Fund shares through IRA accounts sponsored by the Adviser, including traditional and Roth IRAs. The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

                                                                    SHAKER FUND


ADVISER'S PAST PERFORMANCE
--------------------------------------------------------------------------------


The performance data set forth below relates to the historical performance of the private client accounts managed by the Adviser* that have investment objectives and investment policies, strategies and risks substantially similar to those of the Fund. These accounts have been managed by Edward P. Hemmelgarn since their inception and Karen Mroz-Bremner, CFA, Ph.D., since September 2005. Mr. Hemmelgarn and Dr. Mroz-Bremner are co-managers of the Fund and are responsible for the Fund's day-to-day operations. Dr. Mroz-Bremner became a Portfolio Manger of the Fund in September 2005. The Adviser does not manage registered investment companies with investment objectives and investment policies, strategies and risks substantially similar to those of the Fund.

While the Adviser is primarily responsible for the Fund's performance, the information presented does not represent the past performance of the Fund. If the performance of the Adviser's private accounts had been readjusted to reflect the first year expenses of the Fund, the performance of the private accounts would have been lower. You should not consider this performance data as an indication of future performance of the Fund.

Results for the full period are time-weighted and dollar-weighted in accordance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS(R)) and the U.S. and Canadian version of the Global Investment Performance Standards (GIPS(R)). Transactions were recorded on a settlement date basis from inception through June 30, 1995 and on a trade date basis thereafter. Cash balances and cash equivalents are included in the performance. All returns presented were calculated on a total return basis, include the reinvestment of all dividends and interest, and take into account accrued income and realized and unrealized gains and losses. All returns reflect the deduction of the actual investment advisory fees charged, brokerage commissions and execution costs paid by the Adviser's private accounts, without provision for Federal or state income taxes. Custodial fees, if any, were not included in the calculations.

The Fund's performance is calculated using the method required by the U.S. Securities and Exchange Commission, which differs from the method used to calculate the performance of the private accounts. The private accounts are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the private accounts could have been adversely affected (i.e., lower) if the private accounts included in the composite had been regulated as investment companies under the Federal securities laws.

The following chart and table show the average annual total return of the Adviser's private accounts for the periods ended December 31, 2005. The data is unaudited and is not intended to predict or suggest the returns that might be experienced by the Fund or an individual investor investing in the Fund. You should be aware that the use of a methodology different from that used to calculate the performance below could result in different performance data.


----------------------------
* Prior to December 1999, the private client accounts were managed by Shaker Investments, Inc., an affiliate of Shaker Management, Inc., the Fund's investment adviser prior to January 1, 2002. All new accounts established after December 1999 through December 31, 2001 were managed by Shaker Management, Inc. On January 1, 2002, Shaker Management, Inc. and Shaker Investments, Inc. merged to form the Adviser. As of December 31, 2001, both Shaker Management, Inc. and Shaker Investments, Inc. held accounts that are included in the Shaker Small/Mid Cap Composite shown in the performance presentation on the next page. Shaker Management, Inc. and Shaker Investments, Inc. were under common control and there were no differences in management, principal ownership or investment strategy amongst the companies. Further, the merger of Shaker Management, Inc. and Shaker Investments, Inc. to form the Adviser did not result in a change in management, principal ownership or investment strategy.

SHAKER FUND


                ADVISER'S SMALL/MID CAP GROWTH EQUITY COMPOSITE
      AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2005

                                    [CHART]


 1 Year    3 Years   5 Years   10 Years     Since Inception (October 1, 1991)
 ------    -------   -------   --------     ---------------------------------
  1.86%    20.70%    -7.62%      9.15%                    15.34%



                                   ADVISER'S SMALL/MID CAP      RUSSELL 2000      RUSSELL 2500
YEAR(S)                          GROWTH EQUITY COMPOSITE/(1)/ GROWTH INDEX/(2)/ GROWTH INDEX/(3)/
1 Year (2005)                               1.86%                   4.15%             8.18%
3 Years (2002-2005)                        20.70%                  20.93%            21.95%
5 Years (2000-2005)                        -7.62%                   2.28%             2.78%
10 Years (1995-2005)                        9.15%                   4.68%             7.37%
Since Inception (1991-2005)/(4)/           15.34%                   7.14%             9.28%



/(1)/The presentation (the "Composite") describes 201 accounts valued at $309 million, as of December 31, 2005. The Composite comprises all fee paying accounts, regardless of size, that are managed in the small/mid cap growth equity strategy by Edward P. Hemmelgarn and Dr. Mroz-Bremner (since September 2005). Composite performance includes terminated accounts and accounts that have been open for at least one full month.
/(2)/The Russell 2000 Growth Index measures the performance of those Russell
    2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.
/(3)/The Russell 2500 Growth Index measures the performance of those Russell
    2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index measures the performance of the 2500 smallest companies in the Russell 3000 Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization.
/(4)/Since Inception, October 1, 1991 through December 31, 2005.

                                                                    SHAKER FUND


OTHER INFORMATION
--------------------------------------------------------------------------------

DISTRIBUTIONS

The Fund declares distributions from net investment income and pays those distributions quarterly. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Fund operates in a manner such that it will not be liable for Federal income or excise taxes.


You will generally be taxed on the Fund's distributions, regardless of whether you reinvest them or receive them in cash. The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. The Fund's distributions of long-term capital gain (if any) are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local taxes.


A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal income tax rate of 15% (5% for individuals in lower tax brackets) through 2008. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that the holding period and other requirements are met by the Fund and the shareholder.


All distributions reduce the NAV of the Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with respect to those shares.

The Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability.


The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

SHAKER FUND


ORGANIZATION

The Trust is a Delaware statutory trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

                                                                    SHAKER FUND


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance of the Fund for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the year ended March 31, 2006, has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.



                                                    YEAR         YEAR       YEAR       YEAR      PERIOD
                                                    ENDED        ENDED      ENDED      ENDED      ENDED
                                                  MARCH 31,    MARCH 31,  MARCH 31,  MARCH 31,  MARCH 31,
                                                    2006         2005       2004       2003     2002/(A)/
SELECTED DATA FOR A SINGLE SHARE
Beginning Net Asset Value per Share               $  7.44/(b)/  $  7.49    $  4.62    $  8.09    $ 10.00
                                                  -------       -------    -------    -------    -------
Investment Operations:
 Net investment loss                                (0.08)        (0.32)     (0.06)     (0.07)     (0.12)
 Net realized and unrealized loss on investments     1.41          0.27       2.93      (3.40)     (1.79)
                                                  -------       -------    -------    -------    -------
Total from Investment Operations                     1.33         (0.05)      2.87      (3.47)     (1.91)
                                                  -------       -------    -------    -------    -------
Ending Net Asset Value per Share                  $  8.77       $  7.44    $  7.49    $  4.62    $  8.09
                                                  =======       =======    =======    =======    =======
OTHER INFORMATION
Ratios to Average Net Assets/(c)/:
 Net investment (loss)                              (1.04)%       (1.07)%    (1.10)%    (1.18)%    (1.48)%
 Net expenses                                        1.45%         1.45%      1.45%      1.65%      1.90%
 Gross expenses/(d)/                                 2.66%         2.00%      1.83%      2.34%      3.31%
Total Return/(e)/                                   17.88%        (0.67)%    62.12%    (42.89)%   (19.10)%
Portfolio Turnover Rate                                85%           57%        60%        67%        61%
Net Assets at End of Period (in thousands)        $11,200       $11,920    $31,237    $15,300    $ 5,746



/(a)/Commenced operations on April 27, 2001.
/(b)/Calculated based on average shares outstanding during the period.

/(c)/Annualized for periods less than one year.
/(d)/Reflects the expense ratio excluding any waivers and/or reimbursements.

/(e)/Not annualized for periods less than one year.

                             FOR MORE INFORMATION
ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual/semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.


CONTACTING THE FUND
You can get free copies of the Fund's annual/semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

Shaker Fund
P.O. Box 446
Portland, Maine 04112
(888) 314-9048 (toll free)

E-mail address: shaker@citigroup.com


Distributor
Foreside Fund Services, LLC
www.foresides.com


SECURITIES AND EXCHANGE COMMISSION INFORMATION

You can also review the Fund's annual/semi-annual reports, SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission ("SEC"). Scheduled hours of operation for the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a fee, by e-mailing or writing to:


Public Reference Room
Securities and Exchange Commission

Washington, D.C. 20549

E-mail address: publicinfo@sec.gov

Fund information, including copies of the annual/semi-annual reports and the SAI, is available on the SEC's Web site at www.sec.gov.
[LOGO] SHAKER fund

                                  Shaker Fund
                                 P.O. Box 446
                             Portland, Maine 04112
                                (888) 314-9048
                              www.shakerfund.com

                   Investment Company Act File No. 811-3023

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------



AUGUST 1, 2006

INVESTMENT ADVISER:                                  ABSOLUTE STRATEGIES FUND

Absolute Investment Advisers LLC
94 Station Street, Suite 202
Hingham, MA 02043

ACCOUNT INFORMATION
AND SHAREHOLDER SERVICES:


Citigroup Fund Services, LLC
P.O. Box 446
Portland, Maine 04112

(888) 992-2765
(888) 99-ABSOLUTE










This Statement of Additional Information (the "SAI") supplements the Prospectus dated August 1, 2006, as may be amended from time to time, offering Institutional, A and C Shares of Absolute Strategies Fund (the "Fund"), a separate series of Forum Funds, a registered, open-end management investment company (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.

Financial statements for the Fund for the fiscal period ended March 31, 2006 are included in the Annual Report to shareholders and are incorporated by reference into, and legally part of, this SAI. Copies of the Annual Report may be obtained, without charge, upon request by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.

TABLE OF CONTENTS
-------------------------------------------------------------------------------


GLOSSARY                                                                       1

INVESTMENT POLICIES AND RISKS                                                  2

INVESTMENT LIMITATIONS                                                        18

MANAGEMENT                                                                    20


PORTFOLIO TRANSACTIONS                                                        34

PURCHASE AND REDEMPTION INFORMATION                                           37

TAXATION                                                                      40

OTHER MATTERS                                                                 45


APPENDIX A - DESCRIPTION OF SECURITIES RATINGS                               A-1

APPENDIX B - OTHER ACCOUNTS MANAGED BY FUND PORTFOLIO MANAGER                B-1

APPENDIX C - MISCELLANEOUS TABLES                                            C-1

APPENDIX D - FUND PROXY VOTING PROCEDURES                                    D-1

APPENDIX E - ADVISER/SUB-ADVISOR PROXY VOTING PROCEDURES                     E-1

GLOSSARY
--------------------------------------------------------------------------------

As used in this SAI, the following terms have the meanings listed.

         "Accountant" means Citigroup.

         "Administrator" means Citigroup.

         "Absolute" means Absolute Investment Advisers LLC, the Fund's investment adviser.

         "Board" means the Board of Trustees of the Trust.


         "Citigroup" means Citigroup Fund Services, LLC.


         "CFTC" means Commodities Future Trading Commission.

         "Code" means the Internal Revenue Code of 1986, as amended.


         "Custodian" means Citibank, N.A.

         "Distributor" means Foreside Fund Services, LLC.


         "Fund" means Absolute Strategies Fund.

         "Independent Trustee" means a Trustee that is not an "interested person" of the Trust, as that term is defined in Section
          2(a)(19) of the 1940 Act.

         "IRS" means Internal Revenue Service.

         "Moody's" means Moody's Investors Service.

         "NAV" means net asset value per share.

         "NRSRO" means a nationally recognized statistical rating organization.

         "SAI" means Statement of Additional Information.

         "SEC" means the U.S. Securities and Exchange Commission.

         "S&P" means Standard & Poor's Corporation, a division of the McGraw
          Hill Companies.

          "Sub-Adviser" means each of Aronson+Johnson+Ortiz, LP, Bernzott Capital Advisors, Contravisory Research & Management Corp., Horizon Asset Management, Inc., Kinetics Asset Management, Inc., Loomis, Sayles & Company, L.P., Metropolitan West Asset Management, LLC, Moody Aldrich Partners, LLC, Scout Investment Advisors, Inc., SSI Investment Management, Inc., TT International Investment Management, TWIN Capital Management, Inc., and Yacktman Asset Management Co.

         "Transfer Agent" means Citigroup.

         "Trust" means Forum Funds.

          "U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         "1933 Act" means the Securities Act of 1933, as amended.

         "1940 Act" means the Investment Company Act of 1940, as amended.

1.  INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------

The Fund is a non-diversified series of the Trust. The Fund offers three classes: Institutional Shares, A Shares and C Shares. This section discusses in greater detail than the Fund's Prospectus certain investments that the Fund can make.

A.       EQUITY SECURITIES

1.       COMMON AND PREFERRED STOCK

GENERAL. The Fund may invest in the common stock of companies. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

The Fund may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

RISKS. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

2.       CONVERTIBLE SECURITIES

GENERAL. The Fund may invest in convertible securities. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, each Sub-Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

RISKS. Investment in convertible securities generally entails less risk than an investment in the issuer's common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

SECURITY RATINGS INFORMATION. The Fund's investments in convertible and other debt securities are subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. The Fund may invest in high yield securities that provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These securities also have greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of these securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Under such conditions, the Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and may rely more heavily on the judgment of a Sub-Adviser to do so.

3.   WARRANTS AND RIGHTS

GENERAL. The Fund may invest in warrants and rights. Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. The Fund may also invest up to 10% of its total assets in stock rights. A stock right is an option given to a shareholder to buy additional shares at a predetermined price during a specified time.

RISKS. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for the resale of the warrants and rights, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

4.   DEPOSITARY RECEIPTS

GENERAL. The Fund may invest in depositary receipts. A depositary receipt is a receipt for shares of a foreign-based company that entitles the holder to distributions on the underlying security. Depositary receipts include sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs (sometimes called Continental Depositary Receipts) are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and are designed for use in European securities markets.

RISKS. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs of a sponsored depository receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

5.   REAL ESTATE INVESTMENT TRUSTS

GENERAL. The Fund may purchase real estate investment trusts ("REITs"). A REIT is a company that pools investor funds to invest primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to shareholders substantially all of its taxable income (other than net capital gains) for each taxable year.

RISKS. Because REITs have on-going operating fees and expenses, which may include management, operating and administration expenses, REIT shareholders including the Fund will bear a proportionate share of those expenses in addition to the expenses of the Fund.

B.       FIXED INCOME SECURITIES

1.       GENERAL

U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. Government Securities. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the U.S. (such as the mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation securities).

Holders of U.S. Government Securities not backed by the full faith and credit of the U.S. must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the U.S. in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

CORPORATE DEBT OBLIGATIONS. The Fund may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. The Fund may also invest in corporate fixed income securities registered and sold in the U.S. by foreign issuers (Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (Eurobonds).

MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by commercial lenders.

Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Fund may purchase pools of adjustable-rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage poolers apply qualification standards to lending institutions, which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Mortgage-backed securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. Most mortgage-backed securities, however, are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-backed security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities' effective maturities.

GOVERNMENT AND AGENCY MORTGAGE-BACKED SECURITIES. The principal issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA, a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development ("HUD"), creates pass-through securities from pools of government guaranteed (Farmers' Home Administration, Federal Housing Authority or Veterans Administration) mortgages. The principal and interest on GNMA pass-through securities are backed by the full faith and credit of the U.S. Government.

FNMA, which is a U.S. Government-sponsored corporation owned entirely by private stockholders that is subject to regulation by the Secretary of HUD, and FHLMC, a corporate instrumentality of the U.S. Government, issue pass-through securities from pools of conventional and Federally insured and/or guaranteed residential mortgages. FNMA guarantees full and timely payment of all interest and principal,  and  FHMLC  guarantees  timely  payment  of  interest  and  ultimate collection of principal of its pass-through securities. Mortgage-backed securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government.

PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. The Fund may invest in privately issued mortgage-backed securities. Mortgage-backed securities offered by private issuers include pass-through securities consisting of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-backed securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans.

Privately-issued mortgage-backed securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many non-governmental issuers or servicers of mortgage-backed securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately-issued mortgage-backed securities is smaller and less liquid than the market for mortgage-backed securities issued by U.S. government issuers.

STRIPPED MORTGAGE-BACKED SECURITIES. The Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are multi-class mortgage-backed securities that are created by separating the securities into their principal and interest components and selling each piece separately. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets.

COLLATERALIZED MORTGAGE OBLIGATIONS. The Fund may invest in collateralized mortgage obligations ("CMOs") that are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA ("Mortgage Assets"). CMOs are multiple-class debt obligations. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as "tranches") of CMOs have priority over other classes with respect to the receipt of mortgage prepayments. Each tranch is issued at a specific or floating coupon rate and has a stated maturity or final distribution date. Interest is paid or accrues in all tranches on a monthly, quarterly or semi-annual basis. Payments of principal and interest on Mortgage Assets are commonly applied to the tranches in the order of their respective maturities or final distribution dates, so that generally, no payment of principal will be made on any tranch until all other tranches with earlier stated maturity or distribution dates have been paid in full.

ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (for example, credit card) agreements. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Repayments relating to the assets underlying the asset-backed securities depend largely on the cash flows generated by such assets. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancements associated with the securities. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and over collateralization. Asset-backed securities have structures and characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, although often, to a greater extent.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet certain quality criteria. All variable amount master demand notes acquired by the Fund will be payable within a prescribed notice period not to exceed seven days.

MUNICIPAL SECURITIES. The Fund may invest in municipal securities. Municipal securities are issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the United States or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports). The Fund may invest up to 5% of its total assets in municipal securities of issuers located in any one territory or possession of the United States.

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer's general taxing power. The Fund will not invest more than 25% of its total assets in a single type of revenue bond. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

VARIABLE AND FLOATING RATE SECURITIES. The Fund may invest in variable and floating rate securities. Fixed Income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. The Fund intends to purchase these securities only when Absolute believes the interest income from the instrument justifies any principal risks associated with the instrument. Absolute may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that Absolute will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. Absolute monitors the liquidity of the Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

ZERO-COUPON SECURITIES. The Fund many invest in zero-coupon securities. Zero-coupon securities are debt obligations that are issued or sold at a significant discount from their face value and do not pay current interest to holders prior to maturity, a specified redemption date or cash payment date. The discount approximates the total interest the securities will accrue and compound over the period to maturity or the first interest payment date at a rate of interest reflecting the market rate of interest at the time of issuance. The original issue discount on the zero-coupon securities must be included ratably in the income of the Fund (and thus an investor's) as the income accrues, even though payment has not been received. The Fund distributes all of its net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when an Sub-Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss. Because interest on zero-coupon securities is not paid on a current basis but is in effect compounded, the value of these securities is subject to greater fluctuations in response to changing interest rates, and may involve greater credit risks, than the value of debt obligations which distribute income regularly.

Zero-coupon securities may be securities that have been stripped of their unmatured interest stream. Zero-coupon securities may be custodial receipts or certificates, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain U.S. Government securities. The underwriters of these certificates or receipts generally purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the purchased unmatured coupon payments and the final principal payment of the U.S. Government Security. These certificates or receipts have the same general attributes as zero-coupon stripped U.S. Treasury securities but are not supported by the issuer of the U.S. Government Security. The risks associated with stripped securities are similar to those of other zero-coupon securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.

FINANCIAL INSTITUTION OBLIGATIONS. The Fund may invest in financial institution obligations. Obligations of financial institutions include certificates of deposit, bankers' acceptances, time deposits and other short-term debt obligations. Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Portfolio but may be subject to early withdrawal penalties which could reduce a Portfolio's performance. Although fixed time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Portfolio's right to transfer a beneficial interest in the deposits to third parties.

The Fund may invest in Eurodollar certificates of deposit, which are issued by offices of foreign and domestic banks located outside the United States; Yankee certificates of deposit, which are issued by a U.S. branch of a foreign bank and held in the United States; Eurodollar time deposits, which are deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are issued by Canadian offices of major Canadian banks. Each of these instruments is U.S. dollar denominated.

2.       RISKS

GENERAL. The market value of the interest-bearing debt securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's fixed income securities. As a result, an investment in the Fund is subject to risk even if all fixed income securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

Yields on debt securities are dependent on a variety of factors, including the general conditions of the fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Under normal conditions, fixed income securities with longer maturities tend to offer higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its fixed income securities. Bankruptcy, litigation or other conditions may impair an issuer's ability to pay, when due, the principal of and interest on its fixed income securities.

INTEREST RATES. The market value of the interest-bearing fixed income securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's fixed income securities. As a result, an investment in the Fund is subject to risk even if all fixed income securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

CREDIT. The Fund's investment in fixed income securities is subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. The Fund may invest in high yield securities that provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These securities also have greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of these securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Under such conditions, the Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and may rely more heavily on the judgment of a Sub-Adviser to do so.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. Absolute may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, Absolute will determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

MORTGAGE-BACKED SECURITIES. The value of mortgage-backed securities may be significantly affected by changes in interest rates, the markets' perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize mortgage-backed securities depends in part upon the ability of Absolute to forecast interest rates and other economic factors correctly. Some mortgage-backed securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-backed securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-backed securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-backed security will influence the yield of that security, affecting the Fund's yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund, to the extent it retains the same percentage of fixed income securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, the Fund's yield will correspondingly decline. Thus, mortgage-backed securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-backed securities, reducing their sensitivity to changes in market interest rates. To the extent that the Fund purchases mortgage-backed securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to an unamortized premium.

To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-backed securities may contain elements of credit enhancement, consisting of either (1) liquidity protection or (2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these. The Fund will not pay any additional fees for credit enhancements for mortgage-backed securities, although the credit enhancement may increase the costs of the mortgage-backed securities.

ASSET-BACKED SECURITIES. Like mortgages-backed securities, the collateral underlying asset-backed securities are subject to prepayment, which may reduce the overall return to holders of asset-backed securities. Asset-backed securities present certain additional and unique risks. Primarily, these securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

NON-US DOLLAR DENOMINATED SECURITIES. The Fund may invest in non-US dollar denominated securities including debt obligations denominated in foreign or composite currencies (such as the European Currency Unit) issued by (1) foreign national, provincial, state or municipal governments or their political subdivisions; (2) international organizations designated or supported by governmental entities (e.g., the World Bank and the European Community); (3) non-dollar securities issued by the U.S. Government; and (4) foreign corporations.

C.       FOREIGN SECURITIES

The Fund may invest in foreign securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and
(4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund's assets.

In addition, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Some foreign brokerage commissions and custody fees are higher than those in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

EMERGING MARKETS. If the Fund invests in emerging markets, markets that can have more risk than investing in developed foreign markets, an investment in the Fund may have the following additional risks:

          Information about the companies in these countries is not always readily available;

          Stocks of companies traded in these countries may be less liquid and the prices of these stocks may be more volatile than the prices of the stocks in more established markets;

          Greater political and economic uncertainties exist in emerging markets than in developed foreign markets;

          The securities markets and legal systems in emerging markets may not be well developed and may not provide the protections and advantages of the markets and systems available in more developed countries;

          Very high inflation rates may exist in emerging markets and could negatively impact a country's economy and securities markets;

          Emerging markets may impose restrictions on the Fund's ability to repatriate investment income or capital and thus, may adversely effect the operations of the Fund;

          Certain emerging markets impose constraints on currency exchange and some currencies in emerging may have been devalued significantly against the U.S. dollar; Governments of some emerging markets exercise substantial influence over the private sector and may own or control many companies. As such, governmental actions could have a significant effect on economic conditions in emerging markets, which, in turn, could effect the value of the Fund's investments; and

          Emerging markets may be subject to less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies.

For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on your investment in the Fund. As a result, an investment in the Fund may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

D.       FOREIGN CURRENCIES TRANSACTIONS

1.       GENERAL

Investments in foreign companies will usually involve currencies of foreign countries. The Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs. The Fund may conduct foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract. A forward currency contract ("forward contract") involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered "derivatives" -- financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Fund enters into forward contracts in order to "lock in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. The Fund does not intend to enter into forward contracts on a regular or continuing basis and the Fund will not enter these contracts for speculative purposes. The Fund will not have more than 25% of its total assets committed to forward contracts, or maintain a net exposure to forward contracts that would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's investment securities or other assets denominated in that currency.

At or before settlement of a forward currency contract, the Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract. If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase currency by selling an offsetting contract, in which case, it will realize a gain or a loss.

2.       RISKS

Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if Absolute is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to the Fund.

E.       OPTIONS AND FUTURES

1.       GENERAL


The Fund may purchase or write put and call options, futures and options on futures to: (1) enhance the Fund's performance; or (2) to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase or in order to offset the effects of general stock market movements.

Specifically, the Fund may purchase or write options on securities in which it may invest, on market indices based in whole or in part on such securities or on commodities. Options purchased or written by the Fund must be traded on an exchange or over-the-counter. The Fund may invest in futures contracts on securities in which it may invest, market indices based in whole or in part on securities in which the Fund may invest and on commodities. The Fund may also purchase or write put and call options on these futures contracts.


Options and futures contracts are considered to be derivatives. Use of these instruments is subject to regulation by the SEC, the options and futures exchanges on which futures and options are traded or by the CFTC. No assurance can be given that any hedging or income strategy will achieve its intended result.


If the Fund will be financially exposed to another party due to its investments in options or futures, the Fund will maintain either: (1) offsetting ("covered") positions; or (2) cash, receivables and liquid debt securities with a value sufficient at all times to cover its potential obligations. Offsetting covered positions may include holding the underlying securities or holding other offsetting liquid securities believed likely to substantially replicate the movement of the future or option investment. Offsetting covered positions also may include an offsetting option or futures contract. The Fund will comply with SEC guidelines with respect to coverage of these strategies and, if the guidelines require, will set aside cash, liquid securities and other permissible assets ("Segregated Assets"). Segregated Assets cannot be sold or closed out while the hedging strategy is outstanding, unless the Segregated Assets are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


The Trust, on behalf of the Fund, has filed a notice with the National Futures Association claiming exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "Act") and therefore the Fund is not subject to registration or regulation as a pool operator under the Act.

OPTIONS ON SECURITIES. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.


OPTIONS ON INDICES. An index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities included in the index. Index cash options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash and do not involve delivery of securities. An index cash option involves the delivery of cash equal to the difference between the exercise price and the closing price of the index.


OPTIONS ON FOREIGN CURRENCY. Options on foreign currency operate in the same way as more traditional options on securities except that currency options are settled exclusively in the currency subject to the option. The value of a currency option is dependent upon the value of the currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting in transactions of less than $1 million) for the underlying currencies at prices that are less favorable than round lots. To the extent that the U.S. options markets are closed while the market for the underlying currencies are open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON FUTURES. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.


FUTURES CONTRACTS. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash or underlying securities or commodities, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and at the price designated by the futures contract. Generally, these futures contracts are closed out prior to the expiration date of the contracts.


2.       RISKS OF OPTIONS TRANSACTIONS

There are certain investment risks associated with options transactions. These risks include: (1) dependence on a Sub-Adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund's ability to limit exposures by closing its positions.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations.

3.       RISKS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES

The risk of loss in trading futures contracts and in writing options on futures contracts can be substantial, due to the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. Futures prices are affected by and may respond rapidly to a variety of factors including (but not limited to) market reports, news reports, interest rates, national and international political and economic events, weather and domestic or foreign trades, monetary or fiscal policies and programs. Such rapid response might include an opening price on an affected futures contract sharply higher or lower than the previous day's close. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so thus causing the Fund to incur a loss. In addition, on the settlement date, the Fund may be required to make delivery of the instruments underlying the futures positions it holds.

The Fund could suffer losses if it is unable to close out a futures contract or options on futures contract because of an illiquid secondary market. Futures contracts and options on futures contracts may be closed out only on an exchange, which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

The Fund bears the risk that Absolute will incorrectly predict future market trends. If Absolute attempts to use a futures contract or an option on a futures contract as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

The Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. The Fund's activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce the Fund's yield.

F.       LEVERAGE TRANSACTIONS

1.       GENERAL

The Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to the Fund through an investment technique is used to make additional Fund investments. Leverage transactions include borrowing for other than temporary or emergency purposes, purchasing securities on margin (borrowing money from a bank to purchase securities), selling securities short (selling securities that are now owned), lending portfolio securities, entering into repurchase agreements, dollar rolls and purchasing securities on a when-issued, delayed delivery or forward commitment basis. The Fund uses these investment techniques only when Absolute or Sub-Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors with a potentially higher return.

BORROWING. The Fund may borrow money from a bank in amounts up to 33 1/3% of total assets at the time of borrowing to, among other things, finance the purchase of securities for its portfolio. Entering into reverse repurchase agreements and purchasing securities on a when-issued, delayed delivery or forward delivery basis are not subject to this limitation. A reverse repurchase agreement is a transaction in which the Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the securities from the bank or dealer at an agreed upon date and at a price reflecting a market rate of interest unrelated to the sold securities. An investment of the Fund's assets in reverse repurchase agreements will increase the volatility of the Fund's NAV. A counterparty to a reverse repurchase agreement must be a primary dealer that reports to the Federal Reserve Bank of New York or one of the largest 100 commercial banks in the United States.

SHORT SALES. To sell short, the Fund will borrow the security from a broker, sell it and maintain the proceeds of the transaction in its brokerage account. The broker will charge the Fund interest during the period it borrows the security. The Fund may close the short sale by purchasing the security in the open market at the market price. If the proceeds received from the short sale (less the interest charges) exceed the amount paid for the security, the Fund will incur a gain on the transaction. If the proceeds received from the short sale (less the interest charges) are less than the amount paid for the security, the Fund will incur a loss on the transaction. Employing a long/short strategy is speculative and involves a high degree of risk, particularly when used for non-hedging purposes.

SECURITIES LENDING AND REPURCHASE AGREEMENTS. The Fund may lend portfolio securities in an amount up to 33 1/3% of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund's loans permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Fund may pay fees to arrange for securities loans.

The Fund may enter into repurchase agreements that are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If the Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral.

Securities loans and repurchase agreements that must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund's loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase securities offered on a "when-issued" and "forward commitment" basis (including a delayed delivery basis). Securities purchased on a "when-issued" or "forward commitment basis" are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a "delayed delivery" basis when the transaction is structured to occur some time in the future.

When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV. No when-issued or forward commitments will be made by the Fund if, as a result, more than 25% of the Fund's total assets would be committed to such transactions.

DOLLAR ROLL TRANSACTIONS. Dollar roll transactions are transactions in which the Fund sells securities to a bank or securities dealer, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. During the period between the commitment and settlement, no payment is made for the securities purchased and no interest or principal payments on the securities accrue to the purchaser, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The Fund will engage in dollar roll transactions for the purpose of acquiring securities for their investment portfolios. The Fund will limit its obligations on dollar roll transactions to 35% of the Fund's net assets.

2. RISKS Leverage creates the risk of magnified capital losses. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the NAV of the Fund's securities which may be magnified by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense incurred as a result of leveraging on borrowings were to exceed the net return to investors, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.


SEGREGATED ACCOUNTS. The Fund will comply with SEC guidelines with respect to coverage of these strategies and, If the guidelines require, will set aside cash, liquid securities and other permissible assets ("Segregated Assets") in a segregated account with that Fund's Custodian In the prescribed amount. The account's value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions.


G.       ILLIQUID AND RESTRICTED SECURITIES

1. GENERAL The Fund may invest in illiquid and restricted securities. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days;
(2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities").

2.       RISKS

Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Sub-Adviser to be liquid, can become illiquid.

3.       DETERMINATION OF LIQUIDITY

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Sub-Advisors, pursuant to guidelines approved by the Board. Each Sub-Adviser determines and monitors the liquidity of Fund assets under management and reports periodically on its decisions to the Board. A Sub-Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, a Sub-Adviser may determine that the securities are not illiquid.

H.       INVESTMENT COMPANY SECURITIES

1.       OPEN-END AND CLOSED-END INVESTMENT COMPANIES

GENERAL. The Fund may invest in shares of open-end and closed-end investment companies, including those managed by more or more Sub-Advisers or their affiliates. The Fund will limit its investment in the securities of other open-end and closed-end investment companies to 10% of the Fund's total assets. Shares owned in an exchange traded fund that have received exemptive relief from the SEC that permits other mutual funds to invest in the shares without limitation are excluded from this limitation.

RISKS. The Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company's advisory fee and other expenses, in addition to its own expenses and will be exposed to the investment risks associated with the other investment company. To the extent that the Fund invests in open-end or closed-end investment companies that invest primarily in the securities of companies located outside the United States, see the risks related to foreign securities set forth above.

I.       TEMPORARY DEFENSIVE POSITION

The Fund may invest in high quality money market instruments, pending investment of cash balances. The Fund may also assume a temporary defensive position and may invest without limit in high quality money market instruments. High quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by Absolute or a Sub-Adviser to be of comparable quality.


Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, bankers' acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds.

J.       CORE AND GATEWAY(R)

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. A fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

2.  INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

For purposes of all investment policies of the Fund: (1) the term "1940 Act" includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term "Code" includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of that Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund may be changed by the Board without shareholder approval.

A.       FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations that cannot be changed by the Board without shareholder approval. The Fund may not:

1. BORROWING MONEY Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund's total assets.

2.       CONCENTRATION

Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on investments in U.S. Government Securities and repurchase agreements covering U.S. Government Securities. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

3.       UNDERWRITING ACTIVITIES

Underwrite securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

4.       MAKING LOANS

Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

5.       PURCHASES AND SALES OF REAL ESTATE

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

6.       PURCHASES AND SALES OF COMMODITIES

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7.       ISSUANCE OF SENIOR SECURITIES

Issue senior securities except pursuant to Section 18 of the 1940 Act.

B.       NON-FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations that may be changed by the Board without shareholder approval. The Fund may not:

1.       SECURITIES OF INVESTMENT COMPANIES

Invest in the securities of any investment company except to the extent permitted by the 1940 Act and applicable SEC no-action and exemptive relief.

2.       EXERCISING CONTROL OF ISSUERS

Make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.


3.       ILLIQUID SECURITIES

Invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

3.  MANAGEMENT
--------------------------------------------------------------------------------

A.       TRUSTEES AND OFFICERS OF THE TRUST


The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another registered investment company (collectively, the "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the capacities noted below for Monarch Funds with the exception of Messrs. Collier and Bright who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers is Two Portland Square, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees thirty-one portfolios in the Fund Complex. . Each Independent Trustee is also an Independent Trustee of Monarch Funds. John Y. Keffer is also an interested Trustee/Director of Wintergreen Fund, Inc. and Monarch Funds.



---------------------------- ----------------- ------------------ ---------------------------------------------------------

                                 POSITION           LENGTH                        PRINCIPAL OCCUPATION(S)
           NAME,                 WITH THE           OF TIME                                DURING
      AGE AND ADDRESS             TRUST             SERVED                              PAST 5 YEARS
---------------------------- ----------------- ------------------ ---------------------------------------------------------
---------------------------- ----------------- ------------------ ---------------------------------------------------------
INTERESTED TRUSTEE
---------------------------- ----------------- ------------------ ---------------------------------------------------------
---------------------------- ----------------- ------------------ ---------------------------------------------------------

J. Michael Parish            Chairman  of the  Trustee since      Retired; Partner, Wolf, Block, Schorr and Solis-Cohen
Born: November 9, 1943       Board;            1989               LLP (law firm) 2002 - 2003; Partner, Thelen Reid &
                             Trustee;          (Chairman since    Priest LLP (law firm) from 1995 - 2002.
                             Chairman,         2004)
                             Compliance
                             Committee,
                             Nominating
                             Committee and
                             Qualified Legal
                             Compliance
                             Committee

---------------------------- ----------------- ------------------ ---------------------------------------------------------
---------------------------- ----------------- ------------------ ---------------------------------------------------------

Costas Azariadis             Trustee;          Since 1989         Professor of Economics, Washington University
Born: February 15, 1943      Chairman,                            (effective 2006); University of California-Los Angeles
                             Valuation                            1992- 2006.
                             Committee

---------------------------- ----------------- ------------------ ---------------------------------------------------------
---------------------------- ----------------- ------------------ ---------------------------------------------------------

James C. Cheng               Trustee;          Since 1989         President, Technology Marketing Associates (marketing
Born: July 26, 1942          Chairman, Audit                      company for small and medium sized businesses in New
                             Committee                            England).

---------------------------- ----------------- ------------------ ---------------------------------------------------------




---------------------------- ----------------- ------------------ ---------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------- ----------------- ------------------ ---------------------------------------------------------
---------------------------- ----------------- ------------------ ---------------------------------------------------------

John Y. Keffer               Trustee;          Since 1989         President, Forum Foundation (a charitable organization)
Born: July 15, 1942          Chairman,                            since 2005; President, Forum Trust, LLC (a
                             Contracts                            non-depository trust company) since 1997;  President,
                             Committee                            Citigroup Fund Services, LLC ("Citigroup") 2003-2005;
                                                                  President, Forum Financial Group, LLC ("Forum"), (a
                                                                  fund services company acquired by Citibank, N.A. in
                                                                  2003).

---------------------------- ----------------- ------------------ ---------------------------------------------------------


NAME, AGE                    POSITION          LENGTH            PRINCIPAL OCCUPATION(S)
AND ADDRESS                  WITH THE          OF TIME           DURING
                             TRUST             SERVED            PAST 5 YEARS
---------------------------- ----------------- ------------------ ---------------------------------------------------------
---------------------------- ----------------- ------------------ ---------------------------------------------------------
OFFICERS
---------------------------- ----------------- ------------------ ---------------------------------------------------------
---------------------------- ----------------- ------------------ ---------------------------------------------------------

Simon D. Collier             President;        Since 2005         Managing Partner,  Foreside Financial Group, LLC since
Born: October 22, 1961       Principal                            April 2005;  Chief Operating Officer and Managing
                             Executive                            Director, Global Fund Services, Citigroup 2003-2005;
                             Officer                              Managing Director, Global Securities Services for
                                                                  Investors, Citibank, N.A. 1999-2003.

---------------------------- ----------------- ------------------ ---------------------------------------------------------
---------------------------- ----------------- ------------------ ---------------------------------------------------------

Carl A. Bright               Principal         Since 2005         President, Distributor since 2004; Consultant, Foreside
Born:  December 20, 1957     Financial                            Solutions, LLC 2000-2003 (mutual fund development
                             Officer                              company)

---------------------------- ----------------- ------------------ ---------------------------------------------------------
---------------------------- ----------------- ------------------ ---------------------------------------------------------

Beth P. Hanson               Vice               Since 2003t        Relationship Manager, Citigroup since 2003;
Born:  July 15, 1966         President/Assistant                  Relationship Manager, Forum 1999-2003.

                             Secretary
---------------------------- ----------------- ------------------ ---------------------------------------------------------
---------------------------- ----------------- ------------------ ---------------------------------------------------------

Sara M. Morris               Vice President    Since 2004         Director and Relationship Manager, Citigroup since
Born: September 18, 1963                                          2004; Chief Financial Officer, The VIA Group, LLC
                                                                  (strategic marketing company) 2000 - 2003.

---------------------------- ----------------- ------------------ ---------------------------------------------------------
---------------------------- ----------------- ------------------ ---------------------------------------------------------

Trudance L. Bakke            Treasurer         Since 2005         Director, Foreside Financial Group, LLC since 2006;
Born:  August 11, 1971                                            Product Manager, Citigroup 2003 - 2006; Senior Manager
                                                                  of Corporate Finance, Forum 1999 -2003.

---------------------------- ----------------- ------------------ ---------------------------------------------------------
---------------------------- ----------------- ------------------ ---------------------------------------------------------

David M. Whitaker            Secretary         Since 2004         Product Manager, Citigroup since 2004; Assistant
Born:  September 6, 1971                                          Counsel, PFPC Worldwide, Inc. (a fund services company)

                                                                  1999-2004.
---------------------------- ----------------- ------------------ ---------------------------------------------------------




B.       TRUSTEE OWNERSHIP IN THE FUND AND IN FAMILY OF INVESTMENT COMPANIES

------------------------------------------ ------------------------------------------ ---------------------------------------
                                                                                       AGGREGATE DOLLAR RANGE OF OWNERSHIP

                                                                                       AS OF DECEMBER 31, 2005 IN ALL FUNDS

                                                                                       OVERSEEN BY TRUSTEE IN THE FAMILY OF

                TRUSTEES                    DOLLAR RANGE OF BENEFICIAL OWNERSHIP IN            INVESTMENT COMPANIES
                                               THE FUND AS OF DECEMBER 31, 2005

------------------------------------------ ------------------------------------------ ---------------------------------------
------------------------------------------ ------------------------------------------ ---------------------------------------
INTERESTED TRUSTEES
------------------------------------------ ------------------------------------------ ---------------------------------------
------------------------------------------ ------------------------------------------ ---------------------------------------

John Y. Keffer                                               None                                   $1-$10,000

------------------------------------------ ------------------------------------------ ---------------------------------------
------------------------------------------ ------------------------------------------ ---------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------ ------------------------------------------ ---------------------------------------
------------------------------------------ ------------------------------------------ ---------------------------------------
Costas Azariadis                                             None                                      None
------------------------------------------ ------------------------------------------ ---------------------------------------
------------------------------------------ ------------------------------------------ ---------------------------------------
James C. Cheng                                               None                                      None
------------------------------------------ ------------------------------------------ ---------------------------------------
------------------------------------------ ------------------------------------------ ---------------------------------------
J. Michael Parish                                            None                                 Over $100,000
------------------------------------------ ------------------------------------------ ---------------------------------------


C.       OWNERSHIP OF SECURITIES OF ABSOLUTE AND RELATED COMPANIES


As of December 31, 2005, no Independent Trustee or any of his immediate family members owned, beneficially or of record, securities of Absolute, any Sub-Adviser, the distributor, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with Absolute, any Sub-Adviser or the distributor.


D.       INFORMATION CONCERNING TRUST COMMITTEES

1.       AUDIT COMMITTEE


The Trust's Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust's Independent
Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent registered public accountants to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended March 31, 2006, the Audit Committee met five times.


2.       NOMINATING COMMITTEE


The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for Trustee recommended by security holders. During the fiscal year ended March 31, 2006, the Nominating Committee did not meet.


3.       VALUATION COMMITTEE


The Trust's Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer, Parish and the senior officers of the Trust. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining NAV of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. During the twelve month period ended March 31, 2006, the Valuation Committee met seven times.


4.       QUALIFIED LEGAL COMPLIANCE COMMITTEE


The Qualified Legal Compliance Committee (the "QLCC'), which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust's Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable Federal and state law or the breach of fiduciary duties under applicable Federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended March 31, 2006, the QLCC did not meet.


5.       CONTRACTS COMMITTEE

The Contracts Committee, which meets when necessary, consists of all of the Trustees. The Contracts Committee reviews the Trust's service provider contracts and fees in connection with their periodic approval. The Contracts Committee did not meet during the fiscal year ended March 31, 2006.

6.       COMPLIANCE COMMITTEE

The Compliance Committee, which meets when necessary, consists of all of the Trustees and the Trust's Chief Compliance Officer ("CCO"). The Compliance Committee oversees the Trust's CCO and any compliance matters that arise and relate to the Trust. The Compliance Committee did not meet during the fiscal year ended March 31, 2006.



E.       COMPENSATION OF TRUSTEES AND OFFICERS


Each Trustee is paid an annual retainer fee of $12,000 for service to the Trust ($15,000 for the Chairman). In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,250 for the Chairman), $500 for each short special Board meeting attended ($750 for the Chairman) and $1,500 for each major special Board meeting attended ($2,250 for the Chairman) whether the regular or special Board meetings are attended in person or by electronic communication. In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.


The following tables set forth fees to be paid to each Trustee by the Fund and the fund complex, which includes all series of the Trust and another investment company for which Citigroup provides services, for the Fund's initial fiscal year ending March 31, 2006.


--------------------------------------------------- ---------------------------- ----------------------
                                                                                  TOTAL COMPENSATION
                                                                                  FROM TRUST AND FUND
                                                      COMPENSATION FROM FUND            COMPLEX
                     TRUSTEE
--------------------------------------------------- ---------------------------- ----------------------
--------------------------------------------------- ---------------------------- ----------------------

--------------------------------------------------- ---------------------------- ----------------------
--------------------------------------------------- ---------------------------- ----------------------

John Y. Keffer                                                 $289                     $11,000

--------------------------------------------------- ---------------------------- ----------------------
--------------------------------------------------- ---------------------------- ----------------------

Costas Azariadis                                               $698                     $45,500

--------------------------------------------------- ---------------------------- ----------------------
--------------------------------------------------- ---------------------------- ----------------------

James C. Cheng                                                 $698                     $45,500

--------------------------------------------------- ---------------------------- ----------------------
--------------------------------------------------- ---------------------------- ----------------------

J. Michael Parish                                              $909                     $58,250

--------------------------------------------------- ---------------------------- ----------------------

F.       INVESTMENT ADVISORS

1.       OWNERSHIP OF ABSOLUTE AND SUB-ADVISERS

     The following persons/entities control Absolute and each Sub-Adviser through equity interests.

ADVISER                                             CONTROLLING PERSONS/ENTITIES
Absolute Investment Advisers LLC                    None
SUB-ADVISERS
Aronson+Johnson+Ortiz, LP                           Theodore R. Aronson

Bernzott Capital Advisors                           Kevin Bernzott


Contravisory Research & Management Corp.            George E. Noonan, William Noonan, Philip Noonan


Horizon Asset Management, Inc.                      John Meditz

Kinetics Asset Management, Inc.                     None


SUB-ADVISERS

Loomis, Sayles & Company, L.P.                      Sub-Adviser is a limited partnership whose
                                                    general partner, Loomis, Sayles & Company, Inc.,
                                                    is a wholly-owned subsidiary of IXIS Asset
                                                    Management Holdings, LLC ("IXIS Holdings"). IXIS
                                                    Holdings is a wholly-owned subsidiary of IXIS
                                                    Asset Management US Group, L.P. ("IXIS US
                                                    Group"). IXIS US Group. owns the entire limited
                                                    partnership interest in the Sub-Adviser.  IXIS
                                                    US Group. is part of IXIS Asset Management
                                                    Group, an international asset management group
                                                    based in Paris, France. IXIS Asset Management
                                                    Group is ultimately owned principally, directly
                                                    or indirectly, by three large affiliated French
                                                    financial services entities: the Caisse des
                                                    Depot et Consignations ("CDC"), a public sector
                                                    financial institution created by the French
                                                    government in 1816; the Caisse Nationale des
                                                    Caisses d'Epargne, a financial institution owned
                                                    by CDC and by French regional savings banks
                                                    known as the Caisses d'Epargne; and by CNP
                                                    Assurances, a large French life insurance
                                                    company.



Metropolitan West Asset Management, LLC             Majority owned by employees


Moody Aldrich Partners, LLC                         The firm is independent and privately owned with
                                                    the controlling interest held by active
                                                    employees, namely Amory Aldrich, William Moody,
                                                    and Michael Pierre. An advisory board of
                                                    individuals, including Eyk Van Otterloo and
                                                    Jeremy Grantham, own the remaining portion.


Scout Investment Advisors, Inc.                     UMB Bank, N.A and UMB Financial Corporation


SSI Investment Management, Inc.                     John D. Gottfurcht, Amy Jo Gottfurcht and George
                                                    Douglas

TT International Investment Management              Timothy A. Tacchi


TWIN Capital Management, Inc.                       Geoffrey Gerber

Yacktman Asset Management Co.                       Donald Arthur Yacktman

2.       INFORMATION REGARDING PORTFOLIO MANAGERS


OTHER ACCOUNTS UNDER MANAGEMENT Appendix B summarizes information provided by the Absolute and each Sub-Adviser regarding the number of other accounts managed by the Fund portfolio managers within the following categories and the total assets in the accounts as of March 31, 2006: registered investment companies, other pooled investment vehicles, and other accounts. The Fund portfolio managers do not own any shares of the Fund as the Fund had not commenced operations as of the date of this SAI.


CONFLICTS OF INTEREST Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may experience the following potential conflicts:

     The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client's individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. A Sub-Adviser may seek to manage such competing interests by: (1) having a portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable by differences in investment guidelines and timing of cash flows. Each Sub-Adviser also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund.


     If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, each Sub-Adviser has adopted procedures for allocating portfolio transactions across multiple accounts and conducting trades on a soft dollar basis, if applicable.


     With respect to securities transactions for clients, each Sub-Adviser determines which broker to use to execute each order. However, a Sub-Adviser may direct securities transactions to a particular broker/dealer for various reasons including receipt of research or participation interests in initial public offerings that may or may not benefit the Fund. To deal with these situations, each Sub-Adviser has adopted procedures to help ensure best execution of all client transactions.


     Finally, the appearance of a conflict of interest may arise where a Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one but not all accounts for which a portfolio manager has day-to-day management responsibilities.


COMPENSATION The following compensation information has been provided by Absolute and each Sub-Adviser:




ADVISER                                                           COMPENSATION

Absolute Investment Advisers LLC                                  Base cash salary; Cash % of Sub-Adviser
                                                                  profits.  The base salary is fixed.  The cash
                                                                  % of profits is based on equity participation
                                                                  in the firm.  Compensation is not based on
                                                                  the investment performance or assets of the
                                                                  Fund or other advisory accounts.


SUB-ADVISERS

Aronson+Johnson+Ortiz, LP                                         Base cash salary; Cash bonus; Cash % of
                                                                  Sub-Adviser profits; Cash contribution to
                                                                  Simplified Employee Pension Plan ("SEPP").
                                                                  The base salary is fixed.  The cash bonus is
                                                                  discretionary (e.g. based on merit, but not
                                                                  based on the investment performance or assets
                                                                  of the Fund or other advisory accounts).  The
                                                                  cash % of Sub-Adviser profits is based on
                                                                  equity participation in the Sub-Adviser.  The
                                                                  contribution to the SEPP is equal to 15% of
                                                                  base salary up to $205,000.







SUB-ADVISERS                                                     COMPENSATION

Bernzott Capital Advisors                                        Base cash salary; Cash bonus; Cash % of
                                                                 Sub-Adviser profits.  The base salary is
                                                                 fixed.  A certain percentage of the cash bonus
                                                                 is fixed and certain percentage is
                                                                 discretionary (e.g. based on merit, but not
                                                                 based on the investment performance or assets
                                                                 of the Fund or other advisory accounts).  The
                                                                 cash % of profits is based on equity
                                                                 participation in the firm.

Contravisory Research & Management Corp.                         Base cash salary; Cash bonus.  The base salary
                                                                 is fixed.  The cash bonus with respect the
                                                                 Fund is discretionary (e.g. based on merit,
                                                                 but not based on the performance of the
                                                                 Fund).  The portfolio manager may receive
                                                                 compensation incentives that are based on
                                                                 performance with respect to other private
                                                                 funds and/or accounts, but not the Fund.


Horizon Asset Management, Inc.                                   Cash % of  Sub-Adviser  profits.  The cash % of
                                                                 profits  is based on  equity  participation  in
                                                                 the Sub-Adviser.  No compensation  arrangements
                                                                 are based on account performance.


Kinetics Asset Management, Inc.                                  Base cash salary; Cash bonus; Cash % of
                                                                 Sub-Adviser profits.  The base salary is
                                                                 fixed.  The cash bonus is discretionary (e.g.
                                                                 based on merit, but not based on the
                                                                 investment performance or assets of the Fund
                                                                 or other advisory accounts).  The cash % of
                                                                 profits is based on equity participation in
                                                                 the Sub-Adviser.
Loomis, Sayles & Company, L.P.                                   Loomis Sayles believes that portfolio manager
                                                                 compensation should be driven primarily by the
                                                                 delivery of consistent and superior long-term
                                                                 performance for its clients.  Portfolio
                                                                 manager compensation is made up of three main
                                                                 components - base salary, variable
                                                                 compensation and a long-term incentive
                                                                 program.  Although portfolio manager
                                                                 compensation is not directly tied to assets
                                                                 under management, a portfolio manager's base
                                                                 salary and/or variable compensation potential
                                                                 may reflect the amount of assets for which the
                                                                 manager is responsible relative to other
                                                                 portfolio managers.  Loomis Sayles also offers
                                                                 a profit sharing plan.

                                                                 BASE SALARY is a fixed amount based on a
                                                                 combination of factors including industry
                                                                 experience, firm experience, job performance
                                                                 and market considerations.







SUB-ADVISERS                                                COMPENSATION
Loomis, Sayles & Company, L.P. (cont.)                       VARIABLE   COMPENSATION   is   an   incentive-based
                                                            component  and  generally  represents a  significant
                                                            multiple  of  base  salary.  It  is  based  on  four
                                                            factors - investment  performance,  profit growth of
                                                            the firm,  profit growth of the  manager's  business
                                                            unit and  team  commitment.  Investment  performance
                                                            is the primary  component and  generally  represents
                                                            at  least  60%  of  the   total  for  fixed   income
                                                            managers.  The  other  three  factors  are  used  to
                                                            determine  the  remainder of variable  compensation,
                                                            subject  to  the  discretion  of the  group's  Chief
                                                            Investment  Officer  (CIO)  and  senior  management.
                                                            The CIO and senior  management  evaluate these other
                                                            factors annually.

                                                            While mutual fund performance and asset size do not
                                                            directly contribute to the compensation
                                                            calculation, investment performance for fixed
                                                            income managers is measured by comparing the
                                                            performance of the firm's institutional composite
                                                            (pre-tax and net of fees) in the manager's style to
                                                            the performance of an external benchmark and a
                                                            customized peer group.  The benchmark used for the
                                                            investment style utilized for the Loomis Sayles
                                                            Investment Grade Fixed Income Fund is the Lehman
                                                            Aggregate Index.  The customized peer group is
                                                            created by the firm and is made up of institutional
                                                            managers in the particular investment style.  A
                                                            manager's relative performance for the past five
                                                            years is used to calculate the amount of variable
                                                            compensation payable due to performance.  To ensure
                                                            consistency, the firm analyzes the five-year
                                                            performance on a rolling three-year basis.  If a
                                                            manager is responsible for more than one product,
                                                            the rankings of each product are weighted based on
                                                            relative asset size of accounts represented in each
                                                            product.

                                                            Loomis Sayles uses both an external benchmark and a
                                                            customized peer group as measuring sticks for fixed
                                                            income manager performance because it believes they
                                                            represent an appropriate combination of the
                                                            competitive fixed income product universe and the
                                                            investment styles offered by the firm.








SUB-ADVISERS                                                COMPENSATION

Loomis, Sayles & Company, L.P. (cont.)                      Loomis Sayles has developed and implemented a
                                                            LONG-TERM INCENTIVE PLAN to attract and retain
                                                            investment talent. The plan supplements existing
                                                            compensation. This plan has several important
                                                            components distinguishing it from traditional
                                                            equity ownership plans:

                                                            o        the plan grants units that entitle
                                                                     participants to an annual payment based on
                                                                     a percentage of company earnings above an
                                                                     established threshold;
                                                            o        upon retirement a participant will receive
                                                                     a multi-year payout for his or her vested
                                                                     units;
                                                            o        participation is contingent upon signing
                                                                     an award agreement, which includes a
                                                                     non-compete covenant.

                                                            Senior management expects that the variable
                                                            compensation portion of overall compensation will
                                                            continue to remain the largest source of income for
                                                            those investment professionals included in the
                                                            plan. The plan is initially offered to portfolio
                                                            managers and over time the scope of eligibility is
                                                            likely to widen.  Management has full discretion on
                                                            what units are issued and to whom.

                                                            Portfolio managers also participate in the Loomis
                                                            Sayles PROFIT SHARING PLAN, in which Loomis Sayles
                                                            makes a contribution to the retirement plan of each
                                                            employee based on a percentage of base salary (up
                                                            to a maximum amount).  The portfolio managers also
                                                            participate in the Loomis Sayles defined benefit
                                                            pension plan, which applies to all Loomis Sayles
                                                            employees who joined the firm prior to May 3,
                                                            2003.  The defined benefit is based on years of
                                                            service and base compensation (up to a maximum
                                                            amount).

                                                            Mr. Fuss also received fixed payments related to
                                                            his continued service with the firm.  These
                                                            payments were made by the parent company of Loomis
                                                            Sayles pursuant to an agreement entered into at the
                                                            time of the parent company's acquisition of Loomis
                                                            Sayles' previous parent company.

Metropolitan West Asset Management, LLC                     Metropolitan West Asset Management, LLC's ("MWAM")
                                                            compensation program for its investment
                                                            professionals is designed to be competitive and
                                                            appropriate to attract and retain the highest
                                                            caliber employees. Compensation of investment
                                                            professionals primarily reflects their ability to
                                                            generate long-term investment success on behalf of
                                                            Client accounts. Portfolio managers who serve as
                                                            Partners in MWAM receive a salary plus a PRO RATA
                                                            share of MWAM's profits (if any). Portfolio
                                                            Managers who are not equity owners of MWAM receive
                                                            an annual salary plus the possibility of cash
                                                            bonus. In certain instances, an individual can
                                                            serve as a Portfolio Manager and receive a cash
                                                            salary plus bonus compensation based upon the
                                                            revenue (or profit) received by the firm due to a
                                                            specific product line. Investment professionals
                                                            also receive contributions under MWAM's Profit
                                                            Sharing/401(k) Plan. In general, MWAM's overall
                                                            profitability determines the total amount of
                                                            incentive compensation available to investment
                                                            professionals.

                                                            An investment professional's total compensation is
                                                            determined through a subjective process that
                                                            evaluates numerous quantitative and qualitative
                                                            factors, including the contribution made to the
                                                            overall investment process Not all factors apply to
                                                            each investment professional and there is no
                                                            particular weighting or formula for considering
                                                            certain factors. Among the factors considered are:
                                                            relative investment performance of portfolios
                                                            (including that portion of the Fund allocated to the
                                                            Sub-Adviser for management) (although there are no
                                                            specific benchmarks or periods of time used in
                                                            measuring performance); complexity of investment
                                                            strategies; participation in the investment team's
                                                            dialogue; contribution to business results and
                                                            overall business strategy; success of
                                                            marketing/business development efforts and client
                                                            servicing; seniority/length of service with the
                                                            firm; management and supervisory responsibilities;
                                                            and fulfillment of MWAM's leadership criteria.

Moody Aldrich Partners, LLC                                 Base cash salary; Cash % of Sub-Adviser profits.
                                                            The base salary is fixed.  The cash % of profits is
                                                            based on equity participation in the firm.
                                                            Compensation is not based on the investment
                                                            performance or assets of the Fund or other advisory
                                                            accounts.








SUB-ADVISERS                                                COMPENSATION
Scout Investment Advisors, Inc.                             Base cash salary; Cash bonus; Cash % of profits.
                                                            The base salary is fixed.  80% of the cash bonus is
                                                            based on account performance and 20% of the bonus
                                                            is based upon growth in the strategy's assets under
                                                            management.  Performance compensation is measured
                                                            relative to the primary benchmark (Russell 2000)
                                                            and peer group (as measured by the Lipper Small-Cap
                                                            Core Fund Index) for 1 and 3 year time periods. The
                                                            cash % of profits relates to the ESOP and profit
                                                            sharing plan of parent UMB Financial Corporation
                                                            (UMBFC). Contributions to these plans are
                                                            discretionary and determined by senior management
                                                            of UMBFC.

SSI Investment Management, Inc.                             Base cash salary; Cash bonus; Cash % of Sub-Adviser
                                                            profits; Cash contribution to Retirement Benefit
                                                            Plan.  The base salary is fixed.  The cash bonus is
                                                            discretionary (e.g. based on merit, but not based
                                                            on the investment performance or assets of the Fund
                                                            or other advisory accounts).  The cash % of profits
                                                            is based on equity participation in the Sub-Adviser
                                                            through an Incentive Stock Option Program
                                                            (participation is at the direction of Sub-Adviser's
                                                            Board of Directors).  Cash contribution to the
                                                            Retirement Plan is equal to a % of the annual
                                                            compensation and may vary based on Sub-Adviser's
                                                            overall performance.  Although compensation is not
                                                            directly tied to account performance, each
                                                            portfolio manager's annual performance review
                                                            compares individual performance to a model of
                                                            portfolio and to investment sector performance.







SUB-ADVISERS                                                COMPENSATION

TT International Investment Management                      Portfolio manager is a partner of the Sub-Adviser.
                                                            As part owner of the Sub-Adviser, he receives a %
                                                            of the profits and losses in accordance with his %
                                                            of ownership in shares of the Sub-Adviser.  The
                                                            Portfolio Manager is compensated based on the
                                                            Sub-Adviser's overall profitability.  Typically,
                                                            Portfolio Managers with larger shares of ownership
                                                            receive only a share of the Sub-Adviser's profits.
                                                            Portfolio Managers with smaller percentage of
                                                            shares typically receive a guaranteed minimum
                                                            profit share sometimes payable monthly and always
                                                            subject to claw back at the end of the year
                                                            depending on the Sub-Adviser's overall
                                                            profitability.  There are no firm-sponsored
                                                            retirement plans and no bonus payments.

TWIN Capital Management, Inc.                               Base cash salary; Cash bonus. The base salary is
                                                            fixed.  The cash bonus is discretionary (e.g. based
                                                            on merit, but not directly based on the investment
                                                            performance or assets of the Fund or other advisory
                                                            accounts).
Yacktman Asset Management Co.                               Base cash salary; Cash % of Sub-Adviser profits.
                                                            The base salary is fixed.  The cash % of profits is
                                                            based on participation in the firm.  Compensation
                                                            is not based on the investment performance or
                                                            assets of the Fund or other advisory accounts.




4.       FEES

The Adviser's fee is calculated as a percentage fee of the Fund's average daily net assets. The fee, if not waived, is accrued daily by the Fund and is assessed to each class based on average daily net assets for the previous month. Absolute's fee is paid monthly based on average daily net assets for the prior month. A Sub-Adviser's fee is calculated as a percentage of the Fund's average daily net assets allocated to the Sub-Advisor for management but is paid by Absolute and not the Fund.


In addition to receiving its advisory fee from the Fund, Absolute may also act and be compensated as investment manager for its clients with respect to assets they invested in the Fund. If you have a separately managed account with Absolute with assets invested in the Fund, Absolute will credit an amount equal to all or a portion of the fees received by Absolute against any investment management fee received from you.

Table 1 in Appendix C shows the dollar amount of the fees paid to Absolute, the amount of fees waived by Absolute, and the actual fees retained by Absolute. The data presented are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

5.       OTHER PROVISIONS OF ADVISORY AGREEMENT

Absolute is not affiliated with Citigroup or any company affiliated with Citigroup. The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreements or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by Absolute on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, Absolute is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

The Advisory Agreement contemplates that Absolute will pay 0.10% of the annual advisory fee it receives from the Fund to Lipper Inc. as compensation for providing strategic portfolio analysis for the Fund ("Consulting Services"). The Advisory Agreement states that Absolute's fee will be reduced by 0.10% should Absolute cease to use Lipper Inc. or another party to provide Consulting Services for the Fund.



G.       DISTRIBUTOR

1.       DISTRIBUTION SERVICES


The Distributor (also known as principal underwriter) of the shares of the Fund is located at Two Portland Square, 1st Floor, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of The National Association of Securities Dealers, Inc. Mr. Bright and Mr. Collier are affiliates of the Trust and the Distributor as they serve as officers of each entity. Mr. Peter Guarino is also an officer of the Distributor and Chief Compliance Officer ("CCO") of the Trust.

Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a "Financial Institution," collectively, the "Financial Institutions") for distribution of shares of each Fund (see "Purchases through Financial Institutions").

Pursuant to the Distribution Agreement, the Distributor receives, and may reallow to certain Financial Institutions the sales charge paid by the purchasers of A Shares.


Table 2 in Appendix C shows the aggregate sales charges paid to the Distributor, the amount of sales charge reallowed by the Distributor, and the amount of sales charge retained by the Distributor. The data are for the past three years (or shorter depending on the Fund's commencement of operations).

2.       DISTRIBUTION PLAN (A AND C SHARES)


The Trust has adopted a Rule 12b-1 plan under which the Fund is authorized to pay to the Distributor and any other entity authorized by the Board (collectively, "Payees") for distribution-related and/or shareholder services provided by the Payees, an aggregate fee equal to 0.35% of the average daily net assets of A Shares and 1.00% of the average daily net assets of C Shares. Although the plan provides for payments of up to 0.35% of the average daily net assets of A Shares, the Board currently limits payments to 0.25% of average daily net assets. The Payees may pay any or all amounts received under the Rule 12b-1 plan to other persons for any distribution or service activity regarding C Shares. The plan is a core component of the ongoing distribution of A Shares and C Shares. Mr. Collier and Mr. Bright, officers of the Trust and principals of the Distributor, have a direct financial interest in the operations of the plan due to their ownership interests in the Distributor.

The plan provides that the Payees may incur expenses for distribution and service activities including but not limited to: (1) any sales, marketing and other activities primarily intended to result in the sale of Fund shares and (2) providing services to holders of shares related to their investment in the Fund, including without limitation providing assistance in connection with responding to a Fund's shareholder inquiries regarding the Fund's investment objective, policies and other operational features, and inquiries regarding shareholder accounts. Expenses for such activities include compensation to employees, and expenses, including overhead and telephone and other communication expenses, of a Payee who engages in or support the distribution of Fund shares, or who provides shareholder servicing such as responding to a Fund's shareholder inquiries regarding the Fund's operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of Fund shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, Absolute or others in connection with the offering of Fund shares for sale to the public.

The plan requires the Payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the plan and identifying the activities for which those expenditures were made. The plan obligates the Fund to compensate Payees for services and not to reimburse it for expenses incurred.

The plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees. The plan further provides that it may not be amended to materially increase the costs which the Trust bears for distribution/shareholder servicing pursuant to the plan without approval by shareholders of A Shares or C Shares, as applicable, and that other material amendments of the plan must be approved by the Independent Trustees. The plan may be terminated with the respect to A Shares or C Shares at any time by the Board, by a majority of the Independent Trustees or by shareholders of A Shares or C Shares, as applicable.

Table 3 in Appendix C shows the dollar amount of fees payable by the Fund to the Distributor or its agents under the plan, the amount of fees waived by the Distributor or its agents and the actual fees received by the Distributor and its agents under the plan. The data provided are for the past year.



3.       COMPLIANCE SERVICES


Under a Compliance Services Agreement (the "Compliance Agreement") with the Trust and subject to approval by the Board, the Distributor provides a CCO and Sarbanes-Oxley certifying officers ("Certifying Officers") to the Trust as well as certain additional compliance support functions ("Compliance Services").

For making available the CCO and Certifying Officer and for providing the Compliance Services under the Compliance Agreement, the Distributor receives a fee from the Fund of (i) $27,500 per year, (ii) $5,000 per subadviser, and (iii) an annual fee of 0.01% of the Fund's average daily net assets, subject to an annual maximum of $20,000.

The Compliance Agreement with respect to the Fund continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Board of the Trust or by the Distributor with respect to the Fund on 60 days' written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Agreement related to CCO and Certifying Officer services, may be terminated at any time by the Board, effective upon written notice to the CCO and Certifying Officers, without the payment of any penalty.

Under the Compliance  Agreement,  the  Distributor is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, the Distributor and certain related parties (such as the Distributors officers and persons who control the Distributor) are indemnified by the Trust against any and all claims and expenses related to the Distributor's actions or omissions, except for any act or omission resulting from the Distributor's willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.


Table 4 in Appendix C shows the dollar amount of the fees paid to the Distributor, the amount of the fee waived by the Distributor, and the actual fees retained by the Distributor. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

H.       OTHER FUND SERVICE PROVIDERS

1.       ADMINISTRATOR


As Administrator, pursuant to an administration agreement (the "Administration Agreement") with the Trust, the Administrator administers the Trust's operations with respect to the Fund except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator's responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Trust by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Trust's tax returns, the preparation of financial statements and related reports to the Trust's shareholders, the SEC and state and other securities administrators; (4) provide the Trust with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust; (5) assisting the Trust's investment advisors in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports; and (6) with the oversight of the Trust's counsel and with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.


The Administration Agreement with respect to the Fund continues in effect until terminated provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Administration Agreement is terminable with or without cause and without penalty by the Trust or by the Administrator with respect to the Fund on 90 days' written notice to the Trust. The Administration Agreement is also terminable for cause by the non-breaching party on at least 30 days' written notice to the other party.

Under the Administration Agreement, the Administrator is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Administration Agreement. Under the Administration Agreement, the Administrator and certain related parties (such as the Administrator's officers and persons who control the Administrator) are indemnified by the Trust against any and all claims and expenses related to the Administrator's actions or omissions that are consistent with the Administrator's contractual standard of care.

The Fund pays Citigroup a bundled fee for administration, custody, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $500 million in Fund assets (0.05% on Fund assets in excess of $500 million. The base fee is subject to an annual minimum of $118,000. The Fund also pays Citigroup certain custody transaction charges and shareholder account fees.

Table 5 in Appendix C shows the dollar amount of the fees paid to Citigroup, the amount of the fee waived by Citigroup, and the actual fees retained by Citigroup. The data is for the past three fiscal years.

2.       FUND ACCOUNTANT

As fund accountant, pursuant to an accounting agreement (the "Accounting Agreement") with the Trust, the Accountant provides fund accounting services to the Fund including calculation of the Fund's NAV.

The Accounting Agreement with respect to the Fund continues in effect until terminated, provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Accounting Agreement is terminable with or without cause and without penalty by the Trust or by the Accountant with respect to the Fund on 90 days' written notice to the Trust. The Accounting Agreement is also terminable for cause by the non-breaching party on at least 30 day's written notice to the other party.

Under the Accounting Agreement, the Accountant is not liable for any action or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith, gross negligence or by reason of reckless disregard of its obligations and duties under the agreement. Under the Accounting Agreement, the Accountant and certain related parties (such as the Accountant's officers and persons who control the Accountant) are indemnified by the Trust against any and all claims and expenses related to the Accountant's actions or omissions that are consistent with the Accountant's contractual standard of care.

Under the Accounting Agreement, in calculating the Fund's NAV, the Accountant is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The agreement also provides that the Accountant will not be liable to a shareholder for any loss incurred due to an NAV difference if such difference is less than or equal to 1/2 of 1% or if the loss in the shareholder's account with the Trust is less than or equal to $10.00. In addition, the Accountant is not liable for the errors of others, including the companies that supply securities prices to the Accountant and the Fund.

The Fund pays Citigroup a bundled fee for administration, custody, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $500 million in Fund assets (0.05% on Fund assets in excess of $500 million. The base fee is subject to an annual minimum of $118,000. The Fund also pays Citigroup certain custody transaction charges and shareholder account fees.

Table 5 in Appendix C shows the dollar amount of the fees paid to Citigroup, the amount of the fee waived by Citigroup, and the actual fees retained by Citigroup. The data is for the past three fiscal years.

3.       TRANSFER AGENT

As transfer agent and distribution paying agent, pursuant to a transfer agent agreement ("Transfer Agency Agreement") with the Trust, the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the Office of Comptroller of the Currency.

4.       CUSTODIAN


The Custodian, pursuant to an agreement with the Trust safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The custodian may employ subcustodians to provide custody of the Fund's domestic and foreign assets. The custodian is located at 388 Greenwich Street, New York, New York 10013.


5.       LEGAL COUNSEL


Kirkpatrick & Lockhart Nicholson Graham LLP, 1601 K Street, Washington D.C. 20006, passes upon legal matters in connection with the issuance of shares of the Trust.


6.       INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Deloitte & Touche LLP, 200 Berkeley Street, 14th Floor, Boston, Massachusetts, 02116-5022, is the Fund's independent registered public accounting firm, providing audit services, tax services and assistance with respect to the preparation of filings with the U.S. Securities and Exchange Commission.

4.  PORTFOLIO TRANSACTIONS
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A.       HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated.

When transactions are executed in an over-the-counter market, Absolute or Sub-Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, Absolute or Sub-Adviser may utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B.       COMMISSIONS PAID

Table 6 in Appendix C shows the aggregate brokerage commissions paid by the Fund as well as aggregate commissions paid to an affiliate of the Fund or Absolute or Sub-Adviser. The data presented are for the past three fiscal years.

C.       ADVISER RESPONSIBILITY FOR PURCHASES AND SALES

Absolute or a Sub-Adviser places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of Absolute or
Sub-Adviser. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by a Sub-Adviser or Absolute in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

D.       CHOOSING BROKER-DEALERS

Absolute and each Sub-Adviser seeks "best execution" for all portfolio transactions. This means that Absolute or a Sub-Adviser seeks the most favorable price and execution available. The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, Absolute or a Sub-Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker. Absolute or a Sub-Adviser may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

Absolute or a Sub-Adviser may also give consideration to brokerage and research services furnished by brokers to Absolute or the Sub-Adviser and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. Research is designed to augment Absolute's or a Sub-Adviser's own internal research and investment strategy capabilities. This research may include reports that are common in the industry such industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service all of Absolute's or a Sub-Adviser's accounts, although a particular client may not benefit from all the research received on each occasion. Absolute's or a Sub-Adviser's fees are not reduced by reason of Absolute's or Sub-Adviser's receipt of research services. Since most of Absolute's or a Sub-Adviser's brokerage commissions for research are for economic research on specific companies or industries, and since Absolute or Sub-Adviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit Absolute's or Sub-Adviser's clients and the Fund's investors.

Table 7 in Appendix C lists each broker to whom the Fund directed brokerage over the last fiscal year in return for research services, the amount of transactions so directed and the amount of commissions earned by the broker therefrom.

F.       COUNTERPARTY RISK

Absolute or a Sub-Adviser monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

G.       TRANSACTIONS THROUGH AFFILIATES

Absolute or a Sub-Adviser may effect transactions through affiliates of Absolute or Sub-Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

H.       OTHER ACCOUNTS OF THE ADVISER OR SUB-ADVISER

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by Absolute or a Sub-Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in Absolute's or a Sub-Adviser's opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by Absolute or a Sub-Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

I.       PORTFOLIO TURNOVER

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.

J.       SECURITIES OF REGULAR BROKER-DEALERS

From time to time, the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that:
(1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.

Table 8 in Appendix C lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the appropriate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.


Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in forms required to be filed with the SEC.

K.       PORTFOLIO HOLDINGS


Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in forms required to be filed with the SEC. Portfolio holdings as of the end of the Fund's annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report. Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. You may request a copy of the Fund's latest semi-annual report to shareholders or a copy of the Fund's latest Form N-Q which contains the Fund's portfolio holdings by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund's latest Form N-Q by accessing the SEC's website at www.sec.gov.

In addition, the Fund's Adviser makes publicly available, on a monthly basis, information regarding the Fund's top ten holdings (including name and percentage of the Fund's assets invested in each such holding) and the percentage breakdown of the Fund's investments by country, sector and industry, as applicable. This holdings information is made available through the Fund or Adviser's website, marketing communications (including printed advertisements and sales literature), and/or the Fund's Transfer Agent telephone customer service center that supports the Fund. This quarterly holdings information is released within 15 days after the quarter end.

The Fund's nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund's operation that the Fund has retained them to perform. The Fund's Adviser, who manages the Fund's portfolio, has regular and continuous access to the Fund's portfolio holdings. In addition, the Fund's Adviser, Administrator, Custodian, Distributor and Fund Accountant as well as proxy voting services
(ISS), mailing services and financial printers may have access to the Fund's nonpublic portfolio holdings information on an ongoing basis. The Fund's Trustees and officers, legal counsel to a Fund and to the Independent Trustees, and the Fund's independent registered public accounting firm may receive portfolio holdings  information on an as needed basis.  Mailing services
(ADP) and financial printers (currently RR Donnelley) receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter.

From time to time the Adviser also may disclose nonpublic information regarding the Fund's portfolio holdings to certain mutual fund consultants, analysts and rating and ranking entities, or other entities or persons ("Recipients") that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if the Compliance Committee of the Board determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has a legitimate business purposes for the disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential;
(2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpubic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will implement or have in place procedures to monitor compliance by its employees with the term of the confidentiality agreement; and (3) upon request from the Adviser or the Fund, will return or promptly destroy the information. The Compliance Committee shall report to the Board of Trustees at the next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Compliance Committee's reasons for determining to permit such disclosure.

No compensation is received by the Fund, nor, to the Fund's knowledge, paid to the adviser or any other party, by any service provider or any other person in connection with the disclosure of the Fund's portfolio holdings. With respect to the Trustees, its officers, the Adviser, the administrator and the distributor, the Board has approved codes of ethics (collectively, "Codes") that are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund's portfolio holdings. In addition, the Fund's service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.



5.  PURCHASE AND REDEMPTION INFORMATION
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A.       GENERAL INFORMATION

You may effect purchases or redemptions or request any shareholder privilege in person at the offices of the Transfer Agent.

Each Fund class thereof accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed, but under unusual circumstances, may accept orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund's availability.

B.       ADDITIONAL PURCHASE INFORMATION

Shares of each Fund class thereof are sold on a continuous basis by the Distributor at NAV plus any applicable sales charge. Accordingly, the offering price per share of the Fund class may be higher than the Fund class' NAV.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In Absolute's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

1.       IRAS

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the contribution is received.

2.       UGMAS/UTMAS

If the custodian's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the custodian must provide instructions in a matter indicating custodial capacity.

3.       PURCHASES THROUGH FINANCIAL INSTITUTIONS


You may purchase and redeem shares through Financial Institutions. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund. Your order will be priced at a Fund class' NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with the Fund's prospectus or the Financial Institution's contractual arrangements with the Fund.


If you purchase shares through a Financial Institution, you will be subject to the Financial Institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. The Fund is not responsible for the failure of any Financial Institution to carry out its obligations.


Investors purchasing shares of the Fund through a Financial Institution should read any materials and information provided by the Financial Institution to acquaint themselves with its procedures and any fees that the Financial Institution may charge.

Absolute may enter into arrangements with Financial Institutions. Absolute may, at its own expense, compensate the Financial Institutions in connection with the sale or expected sale of Fund shares and it may sponsor various promotional activities held by the Financial Institutions to promote sales of the Fund.


Certain Financial Institutions may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of the Fund through retirement plans and other investment programs. A Financial Institution may perform program services itself or may arrange with a third party to perform program services. In addition to participant recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. Absolute or the Fund (if approved by the Board) may pay fees to these Financial Institutions for their services.

Absolute may also compensate a Financial Institution for providing certain marketing support services, including finders fees, third party marketing services, business planning assistance, advertising, educating personnel of the Financial Institution about the Fund and shareholder financial planning needs, providing placement on the Financial Institution's list of offered funds, counseling on the preparation of sales material and presentations and arranging access to sales meetings, sales representatives and management representatives of the Financial Institutions.


The above payments are made to Financial Institutions that are registered as holders of record or dealers of record for accounts in the Fund. These payments are generally based on one or more of the following factors: average net assets of the Fund shares attributable to that dealer, gross or net sales of Fund shares attributable to that dealer, reimbursement of ticket charges (including fees that a dealer firm charges its representatives for effecting transactions in fund shares and payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or a negotiated lump sum payment for services rendered. Absolute compensates dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. Eligibility requirements for such payments to Financial Institutions are determined by Absolute. Such payments will create an incentive for the Financial Institutions to recommend that investors purchase Fund shares.


Marketing support payments are not expected, with certain limited exceptions, to exceed 0.10% of the average net assets of Absolute's mutual funds attributable to that dealer, estimated on an annual basis over a five year time period. Program servicing payments, which are paid in some instances to third parties in connection with investments in the Fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.10% of the total assets in the Absolute mutual funds, estimated on an annual basis over a five year time period. In addition, Absolute may make one-time or annual payments to select Financial Institutions receiving program servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of Absolute's mutual funds on the Financial Institution's system. The amounts of these payments may, but will not normally (except in cases where the aggregate assets in the program are small), cause the aggregate amount of the program servicing payments to such Financial Institution on an annual basis to exceed the amounts set forth above. Separately, Absolute may enter into one or more arrangements with third-party marketing firms. Absolute anticipates that compensation to such firms will be consistent to costs associated with wholesaling and/or marketing mutual funds. Such compensation will be in addition to any marketing support and/or program servicing payments.


From time to time, Absolute, at its expense, may provide additional compensation to Financial Institutions which sell or arrange for the sale of shares of the Fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the NASD. Such compensation provided by Absolute may include financial assistance to Financial Institutions that enable Absolute to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other dealer employees, dealer entertainment, and other dealer-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips.



C.       ADDITIONAL REDEMPTION INFORMATION

You may redeem Fund class shares at NAV minus any applicable sales charge or redemption fee. Accordingly, the redemption price per share of a Fund class may be lower than the Fund class' NAV. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in-first-out (FIFO) method to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.

The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.


1.       SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

2.       REDEMPTION-IN-KIND

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by Absolute, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

3.       NAV DETERMINATION

In determining the NAV of a Fund class, securities for which market quotations are readily available are valued at current market value using the valuation price provided by an independent pricing service. If no sales price is reported, the mean of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

4.       DISTRIBUTIONS

Distributions of net investment income will be reinvested at the applicable Fund class' NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the applicable Fund class' NAV (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

6.  TAXATION
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The tax information set forth in the Prospectus and the information in this section relates solely to Federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.

A.       QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends, for each tax year, to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year end of the Fund is March31(the same as the Fund's fiscal year end).

1.       MEANING OF QUALIFICATION

As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company the Fund must satisfy the following requirements:

o The Fund must distribute at least 90% of its investment company taxable income each tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).
o The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities.
o The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers
        (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

2.       FAILURE TO QUALIFY

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

B. FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met. To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income. The Fund's distributions of dividends that it received from REITs generally do not constitute "qualified dividend income."

The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

The Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- or long-term). All capital loss carryovers are listed in the Fund's financial statements. Any such losses may not be carried back. Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares with an NAV at the time of purchase that reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. The Fund will send you information annually as to the Federal income tax consequences of distributions made (or deemed made) during the year.

C.       CERTAIN TAX RULES APPLICABLE TO THE FUND'S TRANSACTIONS

For Federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered "Section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by the Fund at the end of each tax year are "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. The Fund can elect to exempt its Section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of Section 1256.

Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain.

If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for Federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to United States Federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (1) it derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." The Fund could elect to "mark-to market" stock in a PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% distribution requirement described above and calendar year distribution requirement described below.

D.       FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 (or December 31, if the Fund so elects) of the calendar year. The balance of the Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E.       SALE, EXCHANGE OR REDEMPTION OF SHARES

In general, you will recognize gain or loss on the sale, exchange or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale, exchange or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) Fund shares within 30 days before or after the sale, exchange or redemption (a so called "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale, exchange or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange or redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

F.       BACKUP WITHHOLDING

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions and the proceeds of redemptions of shares paid to you if you: (1) have failed to provide your correct taxpayer identification number; (2) are otherwise subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Fund that you are not subject to backup withholding or that you are a corporation or other "exempt recipient." Backup withholding is not an additional tax; any amounts so withheld may be credited against your Federal income tax liability or refunded.

G.       FOREIGN SHAREHOLDERS

Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

If the income from the Fund is not effectively connected with your U.S. trade or business, distributions of ordinary income (and short-term capital gains) paid to you will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. You generally would be exempt from Federal income tax on gain realized on the sale of shares of the Fund and distributions of net capital gain from the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from the Fund is effectively connected with your U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a non-corporate foreign shareholder, the Fund may be required to withhold Federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in the Fund can differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.

H.       STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Fund.

I.       FOREIGN INCOME TAX

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries cannot be determined. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election, you will be required to (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund, (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against Federal income taxes. You may be subject to rules which limit or reduce your ability to fully deduct, or claim a credit for, your pro rata share of the foreign taxes paid by the Fund.

7.  OTHER MATTERS
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A.   THE TRUST AND ITS SHAREHOLDERS

1.       GENERAL INFORMATION

Forum Funds was organized as a statutory trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.


The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in the following series.

Absolute Strategies Fund(1)                                  Dover Responsibility Fund (1)
Adams Harkness Small Cap Growth Fund                         Fountainhead Special Value Fund
Austin Global Equity Fund                                    Golden Large Core Value Fund (6)
Auxier Focus Fund(2)                                         Golden Small Core Value Fund (6)
Brown Advisory Growth Equity Fund (3)                        Jordan Opportunity Fund
Brown Advisory Intermediate Income Fund (3)                  Mastrapasqua Growth Fund
Brown Advisory International Fund (4)                        Merk Hard Currency Fund (6)
Brown Advisory Maryland Bond Fund (4)                        Payson Total Return Fund
Brown Advisory Opportunity Fund (3)                          Payson Value Fund
Brown Advisory Real Estate Fund (4)                          Polaris Global Value Fund
Brown Advisory Small-Cap Growth Fund (5)                     Shaker Fund
Brown Advisory Small-Cap Value Fund (3)                      SteepleView Fund
Brown Advisory Value Equity Fund (3)                         Winslow Green Growth Fund (6)
DF Dent Premier Growth Fund

(1)      The Trust offers shares of beneficial interest in Institutional, A and C classes of this series.
(2)      The Trust offers shares of beneficial interest in Investor, A and C classes of this series.
(3)      The Trust offers shares of beneficial interest in Institutional and A classes of this series.
(4)      The Trust offers shares of beneficial interest in an Institutional class of this series.
(5)      The Trust  offers  shares of  beneficial  interest  in  Institutional  and A classes of this  series.  The Fund has ceased the public  offering of D Shares.  This means that the class is closed to new  investors  and  current  shareholders cannot purchase additional shares.
(6)      The Trust offers shares of beneficial interests in Institutional and Investor classes of these series.


The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.


The Trust and each series and class thereof will continue indefinitely until terminated.


2.       SERIES AND CLASSES OF THE TRUST

Each series or class of the Trust may have a different expense ratio and its expenses will effect each class' performance. For more information on any other class of shares of the Fund, investors may contact the Transfer Agent.

3.       SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights. Fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each series or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those such series or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series') shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

4.       TERMINATION  OR  REORGANIZATION  OF  TRUST  OR ITS SERIES

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, with shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

B.       FUND OWNERSHIP


As of July 5, 2006, the percentage of Fund shares owned by all Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of beneficial interest of the Fund.


Also as of that date, certain shareholders of record owned 5% or more of the shares of the Fund. Shareholders known by the Fund to own beneficially 5% or more of the shares of the Fund are listed in Table 9 in Appendix C.


From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of July 5, 2006, the following shareholders may be deemed to control the Fund. "Control" for this purpose is the ownership of 25% or more of the Fund's voting securities.

Listed below are shareholders who own of record or beneficially, 25% or more of the Fund's voting securities.



                          NAME OF                       PERCENTAGE OF
                        SHAREHOLDER                     FUND SHARES OWNED

--------------------------------------------- ----------------------------------

None                                                         N/A

--------------------------------------------- ----------------------------------



C.                 LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust's Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust's Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D.       PROXY VOTING PROCEDURES


Copies of the proxy voting procedures of the Trust, Absolute and each Sub-Adviser are included in Appendix E. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2006 will be available on or after August 31, 2006 (1) without charge, upon request, by contacting the Transfer Agent at (888) 992-2765 or (888) 99-ABSOLUTE and (2) on the SEC's website at http://www.sec.gov. The Fund's proxy voting record for the period ended June 30, 2006 will also be available on the Fund's website at www.absolutestrategiesfund.com.


E.       CODE OF ETHICS


The Trust, Absolute, each Sub-Adviser and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Trust, the Adviser, each Sub-Adviser and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchase or held by the Fund, subject to certain limitations.


F.       REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.




G.       FINANCIAL STATEMENTS

The Fund's Financial Statements and Financial Highlights for the fiscal period ended March 31, 2006 are incorporated by reference into the SAI from the Fund's Annual report to shareholders and have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing.

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APPENDIX A - DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

1.         MOODY'S INVESTORS SERVICE

AAA Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds that are rated Ba, are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.         STANDARD AND POOR'S CORPORATION

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NOTE Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC   An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTE Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The "r" symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

3.         FITCH

           INVESTMENT GRADE

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

           SPECULATIVE GRADE

BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC
CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD
DD, D Default Securities are not meeting current obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, `DD' indicates expected recovery of 50% - 90% of such outstandings, and `D' the lowest recovery potential, i.e. below 50%.

PREFERRED STOCK

MOODY'S

AAA An issue that is rated "Aaa" is considered to be a top quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA An issue that is rated "Aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue that is rated "A" is considered to be an upper medium-grade preferred stock. While risks are judged to be somewhat greater than in the "Aaa" and "Aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA An issue that is rated "Baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA An issue that is rated "Ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue that is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA An issue that is rated "Caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA An issue that is rated "Ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's   applies   numerical   modifiers  1,  2,  and  3  in  each  rating
     classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C    A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This  indicates  that  no  rating  has  been   requested,   that  there  is
     insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

NOTE Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT TERM RATINGS

MOODY'S

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: o Leading market positions in well-established industries.
     o High rates of return on funds employed. o Conservative capitalization structure with moderate reliance on debt and ample asset protection. o Broad margins in earnings coverage of fixed financial charges and high internal cash generation. o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT    Issuers  rated  Not  Prime  do not  fall  within  any of the Prime rating
PRIME  categories.

S&P

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


----------------------------------------------------------------------------------------------------------------------
APPENDIX B - OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------

                                                                Combined                                                 Combined
                                                               Assets of                                                 Assets of
                                # of Other      Combined         Other                     # of Other                  Other Pooled
                                Registered      Assets of      Registered                    Pooled        Combined      Vehicles
                 # of Other     Investment        Other        Investment    # of           Vehicles      Assets of      Serviced
                 Registered     Companies      Registered      Companies     Other       Serviced with      Other          with
                 Investment   Serviced with    Investment    Serviced with   Pooled       Performance       Pooled      Performance
   Portfolio     Companies     Performance      Companies     Performance    Vehicles      Based Fee       Vehicles      Based Fee
    Manager       Serviced      Based Fee       Serviced       Based Fee      Serviced                     Serviced

--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------
------------------------------------------------------------------------------------------------------------------------------------

ABSOLUTE INVESTMENT ADVISERS LLC

------------------------------------------------------------------------------------------------------------------------------------
--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------

Compson              0              0              $0              $0            0             0              $0            $0

--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------
--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------

Petro                0              0              $0              $0            0             0              $0            $0

--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------
------------------------------------------------------------------------------------------------------------------------------------

ARONSON+JOHNSON+ORTIZ, LP

------------------------------------------------------------------------------------------------------------------------------------
--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------

Aronson              14             2             $3.9B          $100M           21            4            $4.6B          $600M

--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------
--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------

Johnson              14             2             $3.9B          $100M           21            4            $4.6B          $600M

--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------
--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------

Ortiz                14             2             $3.9B          $100M           21            4            $4.6B          $600M

--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------
--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------

Moore                14             2             $3.9B          $100M           21            4            $4.6B          $600M

--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------
------------------------------------------------------------------------------------------------------------------------------------

BERNZOTT CAPITAL ADVISORS

------------------------------------------------------------------------------------------------------------------------------------
--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------

Banks                0              0              $0              $0            0             0              $0            $0

--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------
---------------- ------------ --------------- -------------- --------------- ----------- --------------- ------------- -------------

Bernzott              0             0              $0              $0            0             0              $0            $0

---------------- ------------ --------------- -------------- --------------- ----------- --------------- ------------- -------------
------------------------------------------------------------------------------------------------------------------------------------

CONTRAVISORY RESEARCH & MANAGEMENT CORP.

------------------------------------------------------------------------------------------------------------------------------------
---------------- ------------ --------------- -------------- --------------- ----------- --------------- ------------- -------------

E. Noonan             0             0               0              0             2             2             $76M          $76M

---------------- ------------ --------------- -------------- --------------- ----------- --------------- ------------- -------------
---------------- ------------ --------------- -------------- --------------- ----------- --------------- ------------- -------------

P. Noonan             0             0               0              0             2             2             $76M          $76M

---------------- ------------ --------------- -------------- --------------- ----------- --------------- ------------- -------------
---------------- ------------ --------------- -------------- --------------- ----------- --------------- ------------- -------------

W. Noonan             0             0               0              0             2             2             $76M          $76M

---------------- ------------ --------------- -------------- --------------- ----------- --------------- ------------- -------------
------------------------------------------------------------------------------------------------------------------------------------

HORIZON ASSET MANAGEMENT, INC.

------------------------------------------------------------------------------------------------------------------------------------
--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------

Stahl                7              0            $1,237M           $0            17            10           $4.9B          $2.3B

--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------
------------------------------------------------------------------------------------------------------------------------------------

KINETICS ASSET MANAGEMENT, INC.

------------------------------------------------------------------------------------------------------------------------------------
--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------

Doyle                7              0            $1,237M           $0            17            10           $4.9B          $2.3B

--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------
--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------

Stahl                7              0            $1,237M           $0            17            10           $4.9B          $2.3B

--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------
------------------------------------------------------------------------------------------------------------------------------------

LOOMIS, SAYLES & COMPANY L.P.

------------------------------------------------------------------------------------------------------------------------------------
--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------

Fuss, D.             12             0            $10.3B            $0            4             0           $233.9M          $0

--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------
--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------

Kaseta, S.           2              0            $580.4M           $0            5             0            $1.9B           $0

--------------- ------------- --------------- -------------- --------------- ----------- --------------- ------------- -------------





---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------


                                                                Combined                                                Combined
                                 # of Other                    Assets of                                                Assets of
                                 Registered      Combined        Other                     # of Other                 Other Pooled
                                 Investment     Assets of      Registered                    Pooled       Combined      Vehicles
                  # of Other     Companies        Other        Investment    # of           Vehicles      Assets of     Serviced
                  Registered   Serviced with    Registered     Companies     Other       Serviced with      Other         with
                  Investment    Performance     Investment   Serviced with   Pooled       Performance      Pooled      Performance
   Portfolio      Companies      Based Fee     CompaniesServicPerformance    Vehicles      Based Fee      Vehicles      Based Fee
    Manager        Serviced                                    Based Fee      Serviced                    Serviced

---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
------------------------------------------------------------------------------------------------------------------------------------

METROPOLITAN WEST ASSET MANAGEMENT, LLC

------------------------------------------------------------------------------------------------------------------------------------
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------

Kane                  15             2            $6.0B          $362M           3             3            $103M         $103M

---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------

Landmann              15             2            $6.0B          $362M           3             3            $103M         $103M

---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------

Rivelle               15             2            $6.0B          $362M           3             3            $103M         $103M

---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
------------------------------------------------------------------------------------------------------------------------------------

MOODY ALDRICH PARTNERS, LLC

------------------------------------------------------------------------------------------------------------------------------------
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------

Aldrich               0              0              $0             $0            6             0            $33M           $0

---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------

Moody                 0              0              $0             $0            6             0            $33M           $0

---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------

Pierre                0              0              $0             $0            6             0            $33M           $0

---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
------------------------------------------------------------------------------------------------------------------------------------

SCOUT INVESTMENT ADVISORS, INC.

------------------------------------------------------------------------------------------------------------------------------------
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------

Bagby                 1              0            $564M            $0            0             0             $0            $0

---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
------------------------------------------------------------------------------------------------------------------------------------

SSI INVESTMENT MANAGEMENT, INC.

------------------------------------------------------------------------------------------------------------------------------------
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------

Douglas               0              0              $0             $0            7             1            $155M         $18M

---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------

Raguse                0              0              $0             $0            7             1            $155M         $18M

---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------

Rosenfelder           0              0              $0             $0            7             1            $155M         $18M

---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------

Ruiz                  0              0              $0             $0            7             1            $155M         $18M

---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
------------------------------------------------------------------------------------------------------------------------------------

TT INTERNATIONAL INVESTMENT MANAGEMENT

------------------------------------------------------------------------------------------------------------------------------------
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------

Smith                 0              0              $0             $0            3             0            $192M          $0

---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
------------------------------------------------------------------------------------------------------------------------------------

TWIN CAPITAL MANAGEMENT, INC.

------------------------------------------------------------------------------------------------------------------------------------
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------

Erfort           1             0               $28.8M        $0              7           4               $16.9M       $13.5M

---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------

Gerber           1             0               $28.8M        $0              7           4               $16.9M       $13.5M

---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
------------------------------------------------------------------------------------------------------------------------------------

YACKTMAN ASSET MANAGEMENT COMPANY

------------------------------------------------------------------------------------------------------------------------------------
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------

D. Yacktman
                      2              0            $476M            $0            1             0            $284M          $0

---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------
---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------

S. Yacktman
                      2              0            $4762M           $0            1             0            $284M          $0

---------------- ------------- --------------- ------------- --------------- ----------- --------------- ------------ --------------





                                              Combined
                                              Assets of
                 # of Other                     Other
                  Accounts      Combined      Accounts
    # of        Serviced with   Assets of     Serviced
    Other        Performance      Other         with
    Accounts      Based Fee     Accounts     Performance
    Serviced                    Serviced      Based Fee

- ----------- --------------- ------------ --------------
---------------------------------------------------------

ABSOLUTE INVESTMENT ADVISERS LLC

---------------------------------------------------------
- ----------- --------------- ------------ --------------

      0             0             $0            $0

- ----------- --------------- ------------ --------------
- ----------- --------------- ------------ --------------

     1             1             $2M           $2M

- ----------- --------------- ------------ --------------
- ----------- --------------- ------------ --------------

     100            46          $16.8B         $4.8B

- ----------- --------------- ------------ --------------
- ----------- --------------- ------------ --------------

     100            46          $16.8B         $4.8B

- ----------- --------------- ------------ --------------
- ----------- --------------- ------------ --------------

     100            46          $16.8B         $4.8B

- ----------- --------------- ------------ --------------
- ----------- --------------- ------------ --------------

     100            46          $16.8B         $4.8B

- ----------- --------------- ------------ --------------
---------------------------------------------------------


      147            0           $145 M          $0

- ----------- --------------- ------------ --------------
- ----------- --------------- ------------ --------------

       52            0            $217M          $0

- ----------- --------------- ------------ --------------
---------------------------------------------------------

     241            0            $557M          $0

- ----------- --------------- ------------ --------------
- ----------- --------------- ------------ --------------

     241            0            $557M          $0

- ----------- --------------- ------------ --------------
- ----------- --------------- ------------ --------------

      241            0            $557M          $0

- ----------- --------------- ------------ --------------
---------------------------------------------------------

      0             0             $0            $0

- ----------- --------------- ------------ --------------
---------------------------------------------------------

     290            0            $116M          $0

- ----------- --------------- ------------ --------------
- ----------- --------------- ------------ --------------

       0             0             $0            $0

- ----------- --------------- ------------ --------------
---------------------------------------------------------

    92            4            $9.3B        $790.3M

- ----------- --------------- ------------ --------------
- ----------- --------------- ------------ --------------

       42            0            $4.0B          $0

- ----------- --------------- ------------ --------------





- ----------- --------------- ------------ -------------

                                              Combined
                                              Assets of
                 # of Other                     Other
                  Accounts      Combined      Accounts
    # of        Serviced with   Assets of     Serviced
    Other        Performance      Other         with
    Accounts      Based Fee     Accounts     Performance
    Serviced                    Serviced      Based Fee


 ----------- --------------- ------------ -------------
-------------------------------------------------------



     166            19          $10.3B        $2.3B

 ----------- --------------- ------------ -------------
 ----------- --------------- ------------ -------------

    166            19          $10.3B        $2.3B

 ----------- --------------- ------------ -------------
 ----------- --------------- ------------ -------------

    166            19          $10.3B        $2.3B

 ----------- --------------- ------------ -------------
-------------------------------------------------------


      61            0           $1,367M         $0

 ----------- --------------- ------------ -------------
 ----------- --------------- ------------ -------------

      61            0           $1,367M         $0

 ----------- --------------- ------------ -------------
 ----------- --------------- ------------ -------------

      61            0           $1,367M         $0

 ----------- --------------- ------------ -------------
-------------------------------------------------------

      28            0            $40M           $0

 ----------- --------------- ------------ -------------
-------------------------------------------------------

     53            4            $1.1B        $547M

 ----------- --------------- ------------ -------------
 ----------- --------------- ------------ -------------

     53            4            $1.1B        $547M

 ----------- --------------- ------------ -------------
 ----------- --------------- ------------ -------------

     53            4            $1.1B        $547M

 ----------- --------------- ------------ -------------
 ----------- --------------- ------------ -------------

     53            4            $1.1B        $547M

 ----------- --------------- ------------ -------------
-------------------------------------------------------

     18            3            $4.5B        $2.1B

 ----------- --------------- ------------ -------------
-------------------------------------------------------

       27          6               $440.9M      $39.5M

 ----------- --------------- ------------ -------------
 ----------- --------------- ------------ -------------

       27          6               $440.9M      $39.5M

 ----------- --------------- ------------ -------------
-------------------------------------------------------

     35            0            $84M           $0

 ----------- --------------- ------------ -------------
 ----------- --------------- ------------ -------------


     12            0            $23M           $0

 ----------- --------------- ------------ -------------

--------------------------------------------------------------------------------
APPENDIX C - MISCELLANEOUS TABLES
--------------------------------------------------------------------------------

TABLE 1- INVESTMENT ADVISORY FEES


The following table shows the dollar amount of fees paid to Absolute by the Fund, the amount of fee that was waived by Absolute, if any, and the actual fees retained by Absolute.


                                                 ADVISORY FEE             ADVISORY FEE            ADVISORY FEE
                                                    PAYABLE                  WAIVED                 RETAINED

Period Ended March 31, 2006                         817,406                 119,599                  697,807


TABLE 2 - SALES CHARGES (A AND C SHARES ONLY)

The following tables show the dollar amount of aggregate sales charge paid to the Distributor, the amount retained, and the amount reallowed to financial institutions in connection with purchases of the Fund's A and C Shares.

---------------------------------------------------- ---------------------- --------------------- ----------------------

                                                        AGGREGATE SALES         SALES CHARGE          SALES CHARGE
                                                            CHARGE                EMPLOYED              REALLOWED

---------------------------------------------------- ---------------------- --------------------- ----------------------
---------------------------------------------------- ---------------------- --------------------- ----------------------
A SHARES
---------------------------------------------------- ---------------------- --------------------- ----------------------
---------------------------------------------------- ---------------------- --------------------- ----------------------

Period Ended March 31, 2006                                 $40,783               $40,783                 None

---------------------------------------------------- ---------------------- --------------------- ----------------------
---------------------------------------------------- ---------------------- --------------------- ----------------------
C SHARES
---------------------------------------------------- ---------------------- --------------------- ----------------------
---------------------------------------------------- ---------------------- --------------------- ----------------------

Period Ended March 31, 2006                                  None                   None                  None

---------------------------------------------------- ---------------------- --------------------- ----------------------

TABLE 3 - RULE 12B-1 DISTRIBUTION FEES (A AND C SHARES ONLY)

The following table shows the dollar amount of fees paid to the Distributor by the Fund pursuant to the Plan, the amount of fee that was waived by the Distributor, if any, and the actual fees retained by the Distributor.

------------------------------------------------------- ------------------- --------------------- ----------------------
                                                             PLAN FEE                                   PLAN FEE
                                                              CHARGE                                    RETAINED
------------------------------------------------------- ------------------- --------------------- ----------------------
------------------------------------------------------- ------------------- --------------------- ----------------------
A SHARES
------------------------------------------------------- ------------------- --------------------- ----------------------
------------------------------------------------------- ------------------- --------------------- ----------------------

Period Ended March 31, 2006                                   68,045                                      None

------------------------------------------------------- ------------------- --------------------- ----------------------
------------------------------------------------------- ------------------- --------------------- ----------------------
C SHARES
------------------------------------------------------- ------------------- --------------------- ----------------------
------------------------------------------------------- ------------------- --------------------- ----------------------

Period Ended March 31, 2006                                   3,372                                       None

------------------------------------------------------- ------------------- --------------------- ----------------------

TABLE 4 - COMPLIANCE FEES


The following table shows the dollar amount of fees paid to the Distributor, the amount of the fee that was waived by the Distributor, and the actual fee retained by the Distributor.


                                              COMPLIANCE                COMPLIANCE                COMPLIANCE
                                             FEE PAYABLE                FEE WAIVED               FEE RETAINED

Period Ended March 31, 2006                         $19,499                  $3,943                  $15,556


TABLE 5 - CITIGROUP FEES

The following table shows the dollar amount of fees paid to Citigroup, the amount of fee that was waived by Citigroup, and the actual fees received by Citigroup.


                                                   CITIGROUP               CITIGROUP                CITIGROUP
                                                  FEE PAYABLE              FEE WAIVED             FEE RETAINED
Period Ended March 31, 2006                         $77,983                 $21,844                  $56,139




TABLE 6 - COMMISSIONS

The following table shows the brokerage commissions of the Fund.

                                                                TOTAL                % OF           % OF PRINCIPAL
                                                              BROKERAGE           BROKERAGE            VALUE OF
                                                             COMMISSIONS         COMMISSIONS         TRANSACTIONS
                                             TOTAL          ($) PAID TO AN        PAID TO AN        EXECUTED BY AN
                                           BROKERAGE       AFFILIATE OF THE    AFFILIATE OF THE    AFFILIATE OF THE

                                          COMMISSIONS      FUND, ABSOLUTE,     FUND, ABSOLUTE,      FUND, ABSOLUTE,
                                              ($)           SUB-ADVISER OR      SUB-ADVISER OR      SUB-ADVISER OR
                                                          DISTRIBUTOR            DISTRIBUTOR          DISTRIBUTOR
Period Ended March 31, 2006                 $152,226              $0                  0%                  0%


TABLE 7 - DIRECTED BROKERAGE

The following table lists each broker to whom the Fund directed brokerage in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom.

                                                                                               AMOUNT OF COMMISSIONS
                                                                                                     GENERATED
                                                  BROKER                 AMOUNT DIRECTED

Period Ended March 31, 2006                           N/A                     N/A                        N/A



TABLE 8 - SECURITIES OF REGULAR BROKERS OR DEALERS

The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.

                                         REGULAR BROKER OR DEALER                           VALUE HELD

Period Ended March 31, 2006              None                                                   N/A



TABLE 9 - 5% SHAREHOLDERS


The following table lists: (1) the persons who owned of record 5% or more of the outstanding Fund shares of a class of shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of a class of shares of the Fund shares, as of July 5, 2006:



NAME AND ADDRESS                                       % OF FUND

National Financial Services
For Exclusive Benefit of Our   Customers
One World Financial Center
200 Liberty Street                                      24.78%
New Your, NY 10281
Charles Schwab & Co., Inc.
Special Custody Account FBO Customers
Attn: Mutual Funds                                      15.85%
101 Montgomery Street
San Francisco, CA 94104
SEI Private Trust CO.
CO 370
One Freedom Valley Drive
Oaks, PA 19456                                           7.82%


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
APPENDIX D - PROXY VOTING PROCEDURES
--------------------------------------------------------------------------------

                                   FORUM FUNDS

                 POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

                                  JULY 31, 2003
                          AS AMENDED SEPTEMBER 14, 2004


         SECTION 1.  PURPOSE

     Shareholders of the various series of Forum Funds and Monarch Funds (collectively, the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

     This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by each Fund.

         SECTION 2.  RESPONSIBILITIES

     (A) ADVISER. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by the Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by the Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

     The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

     The Adviser shall be responsible for coordinating the delivery of proxies by the fund's custodian to the adviser or to an agent of the adviser selected by the adviser to vote proxies with respect to which the Adviser has such discretion (a "proxy voting service").

     (B) PROXY MANAGER. The Trust will appoint a proxy manager (the "Proxy Manager"), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust's other service providers with these policies. The Proxy Manager will, from to time, periodically review the policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these policies.

         SECTION 3.  SCOPE

     These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which the Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

         SECTION 4.  POLICIES AND PROCEDURES FOR VOTING PROXIES

     (A) GENERAL

               (1) USE OF ADVISER PROXY VOTING GUIDELINES OR PROXY VOTING SERVICE. If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust's Board of Trustees (the "Board") has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund's proxies and has approved such guidelines; and (C) the Adviser's or Proxy Voting Service's Guidelines are filed as an exhibit to the applicable Fund's Registration Statement (each considered "Adviser Guidelines"), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund's proxies consistent with such Adviser Guidelines.

               (2) INDEPENDENCE. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

               (3) ABSENCE OF PROXY VOTING SERVICE GUIDELINES. In the absence of
          Adviser  Guidelines,   the  Adviser  shall  vote  the  Fund's  proxies
          consistent with Sections B and C below.

     (B) ROUTINE MATTERS

     As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

               (1) Election of Directors. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

               (2) Appointment of Auditors. Management recommendations will generally be supported.

               (3) Changes in State of Incorporation or Capital Structure. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

         (C)      Non-Routine Matters

               (1) Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis.

               (2) Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

               (3) Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

               (4) Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

               (5) Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

         (D)      CONFLICTS OF INTEREST

     Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A "conflict of interest" includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the Board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted.

     If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

     (E) ABSTENTION

     The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

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APPENDIX E - ADVISER/SUB-ADVISER PROXY VOTING PROCEDURES
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Statement of Additional Information

August 1, 2006


Investment Adviser:                                Austin Global Equity Fund

Austin Investment Management, Inc.
70 East 55th Street, 8th Floor
New York, New York 10022

Account Information and
Shareholder Services:

Citigroup Fund Services, LLC
P.O. Box 446
Portland, Maine 04112
(800) 754-8759


This Statement of Additional Information (the "SAI") supplements the Prospectus dated August 1, 2006, as may be amended from time to time, offering shares of Austin Global Equity Fund (the "Fund"), a separate series of Forum Funds, a registered, open-end management investment company (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.

Financial Statements for the Fund for the year ended March 31, 2006, included in the Annual Report to shareholders, are incorporated into this SAI by reference. Copies of the Annual Report may be obtained, without charge, upon request by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.

Table of Contents
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GLOSSARY...................................................................   1

1. INVESTMENT POLICIES AND RISKS...........................................   2

2. INVESTMENT LIMITATIONS..................................................   8

3. MANAGEMENT..............................................................  10

4. PORTFOLIO TRANSACTIONS..................................................  17

5. PURCHASE AND REDEMPTION INFORMATION.....................................  20

6. TAXATION................................................................  22

7. OTHER MATTERS...........................................................  26

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS............................. A-1

APPENDIX B - MISCELLANEOUS TABLES.......................................... B-1

APPENDIX C - PROXY VOTING PROCEDURES....................................... C-1

Glossary
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As used in this SAI, the following terms have the meanings listed.

"Accountant" means Citigroup.

"Administrator" means Citigroup.

"Adviser" means Austin Investment Management, Inc.

"Board" means the Board of Trustees of the Trust.

"Citigroup" means Citigroup Fund Services, LLC.

"Code" means the Internal Revenue Code of 1986, as amended.

"Custodian" means Citibank, N.A.

"Distributor" means Foreside Fund Services, LLC.

"Fitch" means Fitch Ratings.

"Fund" means Austin Global Equity Fund.

"Independent Trustee" means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

"IRS" means Internal Revenue Service.

"Moody's" means Moody's Investors Service.

"NRSRO" means a nationally recognized statistical rating organization.

"NAV" means net asset value per share.

"SAI" means Statement of Additional Information.

"SEC" means the U.S. Securities and Exchange Commission.

"S&P" means Standard & Poor's, a division of the McGraw Hill Companies.

"Transfer Agent" means Citigroup.

"Trust" means Forum Funds.

"U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

"1933 Act" means the Securities Act of 1933, as amended.

"1940 Act" means the Investment Company Act of 1940, as amended.

1. Investment Policies and Risks
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The Fund is a diversified series of the Trust. This section discusses in greater detail than the Fund's Prospectus certain investments that the Fund may make.

A. Security Ratings Information

The Fund's investments in convertible securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, the Fund may only invest in: (1) convertible debt securities that are rated B or higher by Moody's or S&P at the time of purchase; and (2) preferred stock rated b or higher by Moody's or B or higher by S&P at the time of purchase. The Fund will limit its investment in convertible securities rated below BBB by S&P or bbb by Moody's to 10% of its total assets. The Fund may purchase unrated convertible securities if, at the time of purchase, the Adviser believes that they are of comparable quality to rated securities that the Fund may purchase.

Moody's characterizes securities in the lowest permissible rating category as generally lacking characteristics of a desirable investment and by S&P as being predominantly speculative. The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of convertible securities by several NRSROs is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, the Adviser will determine whether the Fund should continue to hold the obligation. To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

B. Equity Securities

1. Common and Preferred Stock

General. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

Risks. The fundamental risk of investing in common and preferred stock is the possibility that the value of the stock might decrease. Stock values fluctuate in response either to the activities of an individual company or to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

2. Convertible Securities

General. The Fund may invest up to 35% of its assets in convertible securities. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company's capital structure but are usually subordinate to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Risks. Investment in convertible securities generally entails less risk than an investment in the issuer's common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

The Fund will limit its investment in convertible securities rated below BBB by S&P or bbb by Moody's to 10% of its total assets. The Fund may purchase unrated convertible securities if, at the time of purchase, the Adviser believes that they are of comparable quality to rated securities that the Fund may purchase. These securities are commonly referred to as "high yield securities" and are deemed to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These securities are subject to specific risks that may not be present with investments of higher grade securities.

3. Warrants

General. The Fund may invest up to 5% of the value of its total assets in warrants. Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

Risks. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

4. Depositary Receipts

General. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company and are designed for use in U.S. securities markets. The Fund invests in depositary receipts in order to obtain exposure to foreign securities markets.

Risks. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation either to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

C. Foreign Securities Forward Contracts

1. General

The Fund may conduct foreign currency exchange transactions either on a spot
(cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract ("forward contract") involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be "derivatives" -- financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Fund enters into forward contracts in order to "lock in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. The Fund does not intend to enter into forward contracts on a regular or continuing basis. The Fund will not have more than 25% of its total assets committed to forward contracts or maintain a net exposure to forward contracts that would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Portfolio's investment securities or other assets denominated in that currency.

If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

2. Risks

Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Adviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies.

D. Options and Futures Contracts

1. General

The Fund may purchase or write (sell) put and call options to hedge against either a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase. The Fund may purchase or write (sell) options on securities, currencies and stock indices. The Fund may also invest in stock index and foreign currency futures contracts and options on those contracts. The Fund may purchase put and call options written by others and may write covered calls. The Fund may not write puts on futures contracts and may only write covered put options on securities, foreign currencies and stock indices to effect closing transactions. The Fund may only invest in options that trade on an exchange or over-the-counter.

2. Options and Futures Strategies

Options on Securities. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors, including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

Options on Indices. An index assigns relative values to the securities in the index, and the index fluctuates with changes in the market values of the securities included in the index. Index options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash and do not involve delivery of securities. Thus, upon exercise of index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the index.

Options on Foreign Currency. Options on foreign currency operate in the same way as more traditional options on securities except that currency options are settled exclusively in the currency subject to the option. The value of a currency option is dependent upon the value of the currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting in transactions of less than $1 million) for the underlying currencies at prices that are less favorable than round lots. To the extent that the U.S. options markets are closed while the market for the underlying currencies are open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Options on Futures. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell a security or currency, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

Futures Contracts and Index Futures Contracts. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash, an underlying debt security or a currency, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts.

3. Limitations on Options and Futures Transactions

The Fund will not sell futures contracts, buy put options and write call options if, as a result, more than 25% of the Fund's total assets would be hedged through the use of options and futures contracts. The Fund will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund's total assets. The Fund will not purchase call options if the value of option premiums purchased would exceed 5% of the Fund's total assets.


The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.


4. Risks of Options and Futures Transactions

There are certain investment risks associated with options and futures transactions. These risks include: (1) dependence on the Adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund's ability to limit exposures by closing its positions.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices on related options during a single trading day. The Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. The Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. The Fund's activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce the Fund's yield.

E. Leverage Transactions

1. General

The Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to the Fund through an investment technique is used to make additional Fund investments. Borrowing for other than temporary or emergency purposes, lending portfolio securities, entering into reverse repurchase agreements, and purchasing securities on a when-issued, delayed delivery or forward commitment basis are transactions involving leverage. The Fund uses these investment techniques only when the Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors a potentially higher return.

Reverse Repurchase. The Fund may also enter into reverse repurchase agreements. A reverse repurchase agreement is a transaction in which the Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the security from the bank or dealer at an agreed upon date and at a price reflecting a market rate of interest unrelated to the sold security. An investment of the Fund's assets in reverse repurchase agreements will increase the volatility of the Fund's NAV. The Fund will use the proceeds of reverse repurchase agreements to fund redemptions or to make investments.

Securities Lending. The Fund may lend portfolio securities or participate in repurchase agreements in an amount up to 33 1/3% of its total assets to brokers, dealers and other financial institutions. Repurchase agreements are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If the Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral. Securities loans and repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund's loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund's loans permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated.

When-Issued Securities and Forward Commitments. The Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV. No when-issued or forward commitments will be made by the Fund if, as a result, more than 10% of the value of the Fund's total assets would be committed to such transactions.


2. Risks

Leverage creates the risk of magnified capital losses. Borrowings and other liabilities that exceed the equity base of the Fund may magnify losses incurred by the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the NAV of the Fund's securities and the relatively greater effect on the NAV of the securities caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Segregated Accounts. In order to attempt to reduce the risks involved in various transactions involving leverage, the Fund's custodian will set aside and maintain, in a segregated account, cash and liquid securities. The account's value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions.

F. Illiquid and Restricted Securities

1. General

The Fund will not invest more than 15% of its net assets (taken at current value in illiquid securities).

The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options;
(3) securities which are not readily marketable; and (4) except as otherwise determined by the Adviser, securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities").

2. Risks

Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

3. Determination of Liquidity

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are liquid.

G. Foreign Securities

The Fund may invest in foreign securities. The Fund limits the amount of its total assets that may be invested in any one country or denominated in one currency (other than the U.S. dollar) to 25%. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and
(4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund's assets.

Dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you.
Commission rates payable on foreign transactions are generally higher than in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States, and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.


H. Temporary Defensive Position and Cash Investments

The Fund may assume a temporary defensive position and may invest without limit in money market instruments that are of prime quality. Prime quality money market instruments are those instruments that are rated in one of the two short-term highest rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality. The Fund may also invest in prime quality money market instruments pending investment of cash balances.


Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include U.S. Government Securities, commercial paper, time deposits, bankers acceptances and certificates of deposit issued by domestic banks, corporate notes and short-term bonds and money market mutual funds. The Fund may only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which the Fund may invest may have variable or floating rates of interest. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

2. Investment Limitations
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For purposes of all investment policies of the Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund and the Fund's investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund, including the Fund's policy of investing, under normal circumstances, at least 80% of its net assets and borrowings in the common stock (including ADRs) and securities convertible into common stock of companies based in the United States and worldwide, may be changed by the Board without shareholder approval.

A. Fundamental Limitations

The Fund has adopted the following investment limitations that cannot be changed by the Board without shareholder approval. The Fund may not:

1. Borrowing

Borrow money, except that the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets.

2. Concentration

Purchase securities, other than U.S. Government Securities, if, immediately after each purchase, more than 25% of the Fund's total assets taken at market value would be invested in securities of issuers conducting their principal business activity in the same industry.

3. Diversification

With respect to 75% of the value of its total assets, purchase securities, other than U.S. Government Securities, of any one issuer, if: (1) more than 5% of the Fund's total assets taken at market value would at the time of purchase be invested in the securities of that issuer; or (2) such purchase would at the time of purchase cause the Fund to hold more than 10% of the outstanding voting securities of that issuer.

4. Underwriting Activities

Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act.

5. Making Loans

Make loans to other persons except for loans of portfolio securities and except through the use of repurchase agreements and through the purchase of debt securities which are otherwise permissible investments.

6. Purchases and Sales of Real Estate

Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

7. Purchases and Sales of Commodities

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

8. Issuance of Senior Securities

Issue any senior security (as defined in the 1940 Act), except that: (1) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (2) the Fund may acquire securities to the extent otherwise permitted by its investment policies, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (3) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act.

B. Non-Fundamental Limitations

The Fund has adopted the following nonfundamental investment limitations that may be changed by the Board without shareholder approval. The Fund may not:

1. Borrowing

Borrow money for temporary or emergency purposes in an amount exceeding 5% of the value of its total assets at the time when the loan is made; provided that any such temporary or emergency borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.

Purchase securities for investment while any borrowing equaling 5% or more of the Fund's total assets is outstanding or borrow money, except for temporary or emergency purposes (including the meeting of redemption requests), in an amount exceeding 5% of the value of the Fund's total assets.

2. Pledging

Pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

3. Investments in Other Investment Companies

Invest in securities of another registered investment company, except in connection with a merger, consolidation, acquisition or reorganization; and except that the Fund may invest in money market funds and privately-issued mortgage related securities to the extent permitted by the 1940 Act.

4. Margin and Short Selling

Purchase securities on margin, or make short sales of securities (except short sales against the box), except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

5. Illiquid Securities

Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than: (1) 15% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act ("Restricted Securities"); or (2) 10% of the Fund's total assets would be invested in Restricted Securities.

3. Management
--------------------------------------------------------------------------------

A. Trustees and Officers


The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another registered investment company (collectively, the "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the same capacities noted below for Monarch Funds with the exception of Messrs. Collier and Bright who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers is Two Portland Square, Portland, ME 04101, unless otherwise indicated. Each Trustee oversees thirty-one portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds. John
Y. Keffer is also an Interested Trustee/Director of Wintergreen Fund, Inc. and Monarch Funds.

                                             Term of Office
                                                  and
                             Position            Length               Principal Occupation(s)
Name and                     with the           of Time                       During
Birth Date                    Trust              Served                    Past 5 Years
----------              ------------------ ------------------ ----------------------------------------
Independent Trustees

J. Michael Parish       Chairman of the    Trustee since 1989 Retired; Partner, Wolf, Block, Schorr
Born: November 9, 1943  Board;             (Chairman since    and Solis-Cohen LLP (law firm) 2002 -
                        Trustee; Chairman, 2004)              2003; Partner, Thelen Reid & Priest
                        Compliance                            LLP (law firm) 1995 - 2002.
                        Committee,
                        Nominating
                        Committee and
                        Qualified Legal
                        Compliance
                        Committee

Costas Azariadis        Trustee;           Since 1989         Professor of Economics, Washington
Born: February 15, 1943 Chairman,                             University (effective 2006);
                        Valuation                             Professor of Economics, University of
                        Committee                             California-Los Angeles 1992 - 2006.

James C. Cheng          Trustee;           Since 1989         President, Technology Marketing
Born: July 26, 1942     Chairman,                             Associates (marketing company for
                        Audit                                 small and medium sized businesses in
                        Committee                             New England).

Interested Trustee

John Y. Keffer          Trustee;           Since 1989         President, Forum Foundation (a
Born: July 15, 1942     Chairman,                             charitable organization) since 2005;
                        Contracts                             President, Forum Trust, LLC (a non-
                        Committee                             depository trust company) since 1997;
                                                              President, Citigroup Fund Services,
                                                              LLC ("Citigroup") 2003-2005;
                                                              President, Forum Financial Group,
                                                              LLC ("Forum") (a fund services
                                                              company acquired by Citibank, N.A. in
                                                              2003).

Officers

Simon D. Collier        President;         Since 2005         Managing Partner, Foreside Financial
Born: October 22, 1961  Principal                             Group, LLC since April 2005; Chief
                        Executive                             Operating Officer and Managing
                        Officer                               Director, Global Fund Services,
                                                              Citigroup 2003 - 2005; Managing
                                                              Director, Global Securities Services for
                                                              Investors, Citibank, N.A. 1999 - 2003.

Carl A. Bright          Principal          Since 2005         President, Foreside Fund Services,
Born: December 20, 1957 Financial                             LLC, the Trust's Distributor, since
                        Officer                               2004; Consultant, Foreside Solutions,
                                                              LLC 2000 - 2003 (a mutual fund
                                                              development company).

Beth P. Hanson          Vice President/    Since 2003         Relationship Manager, Citigroup since
Born: July 15, 1966     Assistant                             2003; Relationship Manager, Forum
                        Secretary                             1999 - 2003.

                                        Term of Office
                                             and
                            Position        Length            Principal Occupation(s)
Name and                    with the       of Time                    During
Birth Date                   Trust          Served                 Past 5 Years
----------               -------------- -------------- --------------------------------------
Officers

Sara M. Morris           Vice President   Since 2004   Director and Relationship Manager,
Born: September 18, 1963                               Citigroup since 2004; Chief Financial
                                                       Officer, The VIA Group, LLC (a
                                                       strategic marketing company) 2000 -
                                                       2003.

Trudance L. Bakke        Treasurer        Since 2005   Director, Foreside Financial Group, LLC
Born: August 11, 1971                                  since 2006; Product Manager, Citigroup
                                                       2003-2006; Senior Manager of Corporate
                                                       Finance, Forum 1999 - 2003.

David M. Whitaker        Secretary        Since 2004   Product Manager, Citigroup since
Born: September 6, 1971                                2004; Assistant Counsel, PFPC, Inc. (a
                                                       fund services company) 1999 - 2004.


2. Trustee Ownership in Family of Investment Companies


                                                    Aggregate Dollar Range of
                                                        Ownership as of
                                                          December 31,
                              Dollar Range of          2005 in all Funds
                          Beneficial Ownership in         Overseen by
                               the Fund as of       Trustee in the Family of
Trustees                     December 31, 2005        Investment Companies
--------                  ------------------------  -------------------------
Independent Trustees
Costas Azariadis                    None                      None
James C. Cheng                      None                      None
J. Michael Parish                   None                 Over $100,000
Interested Trustees
John Y. Keffer                   $1-$10,000                $1-$10,000


3. Ownership of Securities of the Adviser and Related Companies


As of December 31, 2005, no Independent Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.


4. Information Concerning Trust Committees


Audit Committee The Trust's Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent public accountants to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended March 31, 2006, the Audit Committee met five times.

Nominating Committee The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for Trustee recommended by security holders. During the fiscal year ended March 31, 2006, the Nominating Committee did not meet.

Valuation Committee The Trust's Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer, Parish and certain officers of the Trust and a senior representative of the investment adviser to the Trust series requiring fair valuation. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining NAV of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. During the fiscal year ended March 31, 2006, the Valuation Committee met seven times.

Qualified Legal Compliance Committee The Qualified Legal Compliance Committee (the "QLCC'), which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust's Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended March 31, 2006, the QLCC did not meet.

Contracts Committee. The Contracts Committee, which meets when necessary, consists of all the Trustees. The Contracts Committee reviews the Trust's service provider contracts and fees in connection with their periodic approval. The Contracts Committee did not meet during the fiscal year ended March 31, 2006.

Compliance Committee. The Compliance Committee, which meets when necessary, consists of all the Trustees and the Trust's Chief Compliance Officer ("CCO"). The Compliance Committee oversees the Trust's CCO and any compliance matters that arise and relate to the Trust. The Compliance Committee did not meet during the fiscal year ended March 31, 2006.


B. Compensation of Trustees and Officers


Each Trustee is paid an annual retainer fee of $12,000 for service to the Trust ($15,000 for the Chairman). In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,250 for the Chairman), $500 for each short special Board meeting attended ($750 for the Chairman) and $1,500 for each major special Board meeting attended ($2,250 for the Chairman) whether the regular or special Board meetings are attended in person or by electronic communication. In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Fund and the Fund Complex for the fiscal year ended March 31, 2006.



                                                                    Total
                                                                 Compensation
                               Compensation                     from Trust and
Trustee                         from Fund   Benefits Retirement  Fund Complex
-------                        ------------ -------- ---------- --------------
John Y. Keffer                     $112        $0        $0        $11,000
Costas Azariadis                   $512        $0        $0        $45,500
James C. Cheng                     $512        $0        $0        $45,500
J. Michael Parish                  $650        $0        $0        $58,250


C. Investment Adviser

1. Services of Adviser

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust. Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund.

2. Ownership of Adviser


The Adviser is a privately-owned company controlled by Peter Vlachos.


3. Information Concerning Accounts Managed by Portfolio Manager


As of March 31, 2006, Messrs. Vlachos and Rappa acted as portfolio managers for 291 other accounts, 0 pooled investment vehicles and 0 registered investment companies with assets totaling $258.6 million. None of the other accounts managed by Messrs. Vlachos and Rappa pay the Adviser a performance-based fee.


Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts are presented with the following conflicts:

  . The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

  . If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, a fund may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser and the Fund have adopted procedures for allocating portfolio transactions across multiple accounts.

  . With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Adviser acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous transactions for a fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

  . Finally, the appearance of a conflict of interest may arise if the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Adviser and the Fund have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

4. Information Concerning Compensation of Portfolio Manager


For the period ended March 31, 2006, Messrs. Vlachos and Rappa were compensated based on a fixed salary plus a bonus. Bonuses reflected the respective contributions of Messrs. Vlachos and Rappa to the Adviser, and the overall profitability of the Adviser based on assets under management.


5. Portfolio Manager Ownership in the Fund


                                    Dollar Range of Beneficial Ownership in
     Portfolio Manager                   the Fund as of March 31, 2006
     -----------------              ---------------------------------------
     Peter Vlachos                              Over$1,000,000
     David Rappa                               $100,001-$500,000

6. Fees


The Adviser's fee is calculated as a percentage of the Fund's average daily net assets. The fee, if not waived, is accrued daily by the Fund. The Adviser's fee is paid monthly based on average daily net assets for the prior month.


In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets they invested in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from you.

Table 1 in Appendix B shows the dollar amount of the fees accrued by the Fund, the amount of fees waived by the Adviser and the actual fees received by the Adviser. The data presented is for the past three fiscal years.

7. Other Provisions of Advisory Agreement

The Advisory Agreement remains in effect for a period of one year from the date of its effectiveness. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Independent Trustees.

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Adviser on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment, mistake of law, any loss arising out of any investment, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

D. Distributor

1. Distribution Services


The Distributor (also known as principal underwriter) of the shares of the Fund is located at Two Portland Square, 1/st/ Floor, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc. Mr. Bright and Mr. Collier are affiliates of the Trust and the Distributor as they serve as officers of each entity.

Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a "Financial Institution," collectively, the "Financial Institutions") for distribution of shares of the Fund (see "Purchases through Financial Institutions").

The Distributor does not receive compensation for its distribution services.


2. Compliance Services


Under a Compliance Services Agreement (the "Compliance Agreement") with the Trust and subject to approval by the Board, the Distributor provides CCO and Sarbanes-Oxley certifying officers ("Certifying Officers") to the Trust as well as certain additional compliance support functions ("Compliance Services").

For making available the CCO and Certifying Officer and for providing the Compliance Services under the Compliance Agreement, the Distributor receives a fee from the Fund of (i) $27,500 per year and an (ii) annual fee of 0.01% of the Fund's average daily net assets, subject to an annual maximum of $20,000


The Compliance Agreement with respect to the Fund continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Board of the Trust or by the Distributor with respect to the Fund on 60 days' written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Agreement related to CCO and Certifying Officer services, may be terminated at any time by the Board, effective upon written notice to the CCO and Certifying Officers, without the payment of any penalty.

Under the Compliance Agreement, the Distributor is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, the Distributor and certain related parties (such as the Distributors officers and persons who control the Distributor) are indemnified by the Trust against any and all claims and expenses related to the Distributor's actions or omissions, except for any act or omission resulting from the Distributor's willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

Table 2 in Appendix B shows the dollar amount of the fees accrued by the Fund to the Distributor for Compliance Services, the amount of the fee waived by the Distributor, and the actual fees received by the Distributor. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

E. Other Fund Service Providers

1. Administrator


As Administrator, pursuant to an administration agreement (the "Administration Agreement") with the Trust, the Administrator administers the Trust's operations with respect to the Fund except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator's responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Trust by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Trust's tax returns, the preparation of financial statements and related reports to the Trust's shareholders, the SEC and state and other securities administrators; (4) providing the Trust with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust; (5) assisting the Trust's investment advisors in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports; and (6) with the oversight of the Trust's counsel and with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

For its services, the Administrator receives a fee from the Fund at an annual rate of 0.10% of the Fund's average daily net assets, plus $24,000 per year, and certain out-of-pocket expenses. The fee is accrued daily by the Fund and is paid monthly based on average net assets for the previous month. The Administrator pays the Trust's financial obligations for Compliance Services performed under the Compliance Agreement with respect to the Fund.

The Administration Agreement with respect to the Fund continues in effect until terminated, provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Administration Agreement is terminable with or without cause and with respect to the Fund, and without penalty, by the Trust or by the Administrator with respect to the Fund on 90 days' written notice to the Trust. The Administration Agreement is also terminable for cause by the non-breaching party on at least 30 days' written notice to the other party.

Under the Administration Agreement, the Administrator is not liable to the Trust or the Trust's shareholders for any action or inaction of the Administrator relating to any event whatsoever in the absence of bad faith, willful misfeasance, or gross negligence in the performance of its duties or delegations under the Administration Agreement or by reason of reckless disregard of its obligations and duties under the Administration Agreement. Under the Administration Agreement, the Administrator and certain related parties (such as the Administrator's officers and persons who control the Administrator) are indemnified by the Trust against any and all claims and expenses related to the Administrator's actions or omissions that are consistent with the Administrator's contractual standard of care.

Table 3 in Appendix B shows the dollar amount of the fees payable by the Fund to the Administrator, the amount of the fee waived by the Administrator, and the actual fees received by the Administrator. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).


2. Fund Accountant

As fund accountant, pursuant to an accounting agreement with the Trust (the "Accounting Agreement"), the Accountant provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund's financial statements and tax returns.

For its services, the Accountant receives a fee from the Fund at an annual rate of $36,000 and certain surcharges based upon the number, asset levels, and type of the Fund's portfolio transactions and positions. The fee is accrued daily by the Fund and is paid monthly.

The Accounting Agreement with respect to the Fund continues in effect until terminated, provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Accounting Agreement is terminable with or without cause and without penalty by the Trust or by the Accountant with respect to the Fund on 90 days' written notice to the Trust. The Accounting Agreement is also terminable for cause by the non-breaching party on at least 30 days' written notice to the other party.

Under the Accounting Agreement, the Accountant is not liable for any action or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith, gross negligence or by reason of reckless disregard of its obligations and duties under the agreement. Under the Accounting Agreement, the Accountant and certain related parties (such as the Accountant's officers and persons who control the Accountant) are indemnified by the Trust against any and all claims and expenses related to the Accountant's actions or omissions that are consistent with the Accountant's contractual standard of care.

Under the Accounting Agreement, in calculating the Fund's NAV, the Accountant is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The agreement also provides that the Accountant will not be liable to a shareholder for any loss incurred due to an NAV difference if such difference is less than or equal 1/2 of 1% or if the loss in the shareholder's account with the Trust is less than or equal to $10.00. In addition, the Accountant is not liable for the errors of others, including the companies that supply securities prices to the Accountant and the Fund.

Table 4 in Appendix B shows the dollar amount of the fees accrued by the Fund, the amount of the fee waived by the Accountant, and the actual fees received by the Accountant. The data is presented for the past three fiscal years.

3. Transfer Agent


As transfer agent and distribution paying agent, pursuant to a transfer agent agreement with the Trust ("Transfer Agency Agreement"), the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the Office of Comptroller of the Currency.


4. Custodian

The Custodian, pursuant to an agreement with the Trust, safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund's domestic and foreign assets. The Custodian is located at 388 Greenwich Street, New York, NY 10013.

5. Legal Counsel


Kirkpatrick & Lockhart Nicholson Graham LLP, 1601 K Street, Washington D.C. 20006, passes upon legal matters in connection with the issuance of shares of the Trust.


6. Independent Registered Public Accounting Firm


Deloitte & Touche LLP, 200 Berkeley Street, 14/th/ Floor, Boston,
Massachusetts, 02116-5022, is the Fund's independent registered public accounting firm, providing audit services, tax services and assistance with respect to the preparation of filings with the U.S. Securities and Exchange Commission.


4. Portfolio Transactions
--------------------------------------------------------------------------------

A. How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

Purchases of securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B. Commissions Paid

Table 5 in Appendix B shows the aggregate brokerage commissions paid by the Fund. The data is presented for the past three fiscal years.


C. Choosing Broker-Dealers

The Adviser seeks "best execution" for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker. The Adviser may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

The Adviser may also give consideration to brokerage and research services furnished by brokers to the Adviser and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. Research is designed to augment the Adviser's own internal research and investment strategy capabilities. This research may include reports that are common in the industry such industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service all of the Adviser's accounts, although a particular client may not benefit from all the research received on each occasion. The Adviser's fees are not reduced by reason of the Adviser's receipt of research services. Since most of the Advisers brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Adviser's and the Fund's investors.

Table 6 in Appendix C lists each broker to whom the Fund directed brokerage over the last fiscal year in return for research services, the amount of transactions so directed and the amount of commissions earned by the broker therefrom.

1. Counterparty Risk


The Adviser monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.


2. Transactions through Affiliates


The Adviser may effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

4. Other Accounts of the Adviser

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

5. Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all of the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and the possible increase in short-term capital gains or losses.

D. Securities of Regular Broker-Dealers


From time to time the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that:
(1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or
(3) sold the largest amount of the Fund's shares during the Fund's last fiscal year. Table 7 in Appendix B lists the regular brokers and dealers of the fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Funds' most recent fiscal year.


E. Portfolio Holdings


Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in forms required to be filed with the SEC. Portfolio holdings as of the end of the Fund's annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report. Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. You may request a copy of the Fund's latest semi-annual report to shareholders or a copy of the Fund's latest Form N-Q which contains the Fund's portfolio holdings by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund's latest Form N-Q by accessing the SEC's website at www.sec.gov.

In addition, the Fund's Adviser makes publicly available, on a quarterly basis, information regarding the Fund's top ten holdings (including name and percentage of the Fund's assets invested in each such holding) and the percentage breakdown of the Fund's investments by country, sector and industry, as applicable. This holdings information is made available through the Fund or Adviser's website, marketing communications (including printed advertisements and sales literature), and/or the Fund's Transfer Agent telephone customer service center that supports the Fund. This quarterly holdings information is released within 15 days after the quarter end.

The Fund's nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund's operation that the Fund has retained them to perform. The Fund's Adviser, who manages the Fund's portfolio, has regular and continuous access to the Fund's portfolio holdings. In addition, the Fund's Adviser, Administrator, Custodian, Distributor and Fund Accountant as well as proxy voting services
(ISS), mailing services and financial printers may have access to the Fund's nonpublic portfolio holdings information on an ongoing basis. The Fund's Trustees and officers, and legal counsel to the Fund and to the Independent Trustees, and the Fund's independent registered public accounting firm may receive portfolio holdings information on an as needed basis. Mailing services
(ADP) and financial printers (currently RR Donnelley) receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter.

From time to time the Adviser also may disclose nonpublic information regarding the Fund's portfolio holdings to certain mutual fund consultants, analysts and rating and ranking entities, or other entities or persons ("Recipients") that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if the Compliance Committee of the Board determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has a legitimate business purposes for the disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpubic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will implement or have in place procedures to monitor compliance by its employees with the term of the confidentiality agreement; and
(3) upon request from the Adviser or the Fund, will return or promptly destroy the information. The Compliance Committee shall report to the Board of Trustees at the next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Compliance Committee's reasons for determining to permit such disclosure.

No compensation is received by the Fund, nor, to the Fund's knowledge, paid to the adviser or any other party, by any service provider or any other person in connection with the disclosure of the Fund's portfolio holdings. With respect to the Trustees, its officers, the Adviser, the administrator and the distributor, the Board has approved codes of ethics (collectively, "Codes") that are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund's portfolio holdings. In addition, the Fund's service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.


5. Purchase and Redemption Information
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A. General Information

You may effect purchases or redemptions or request any shareholder privilege in person at the Transfer Agent's offices located at Two Portland Square, Portland, Maine 04101.

The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed, but under unusual circumstances, may accept orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund's availability.

B. Additional Purchase Information

Shares of the Fund are sold on a continuous basis by the Distributor at NAV without any sales charge. Accordingly, the offering price per share is the same as the NAV.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

1. IRAs

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the contribution is received.

2. UGMAs/UTMAs

If the trustee's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the investor must provide a copy of the trust document.

3. Purchases through Financial Institutions


You may purchase and redeem shares through Financial Institutions. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund. Your order will be priced at the Fund's NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with the Fund's prospectus or the Financial Institution's contractual arrangements with the Fund.

The Financial Institutions may accept purchase, redemption, and other requests on behalf of the Fund. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund. Your order will be priced at the Fund's NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with the Fund's prospectus or the Financial Institution's contractual arrangements with the Fund and/or its agents.

If you purchase shares through a Financial Institution, you will be subject to the Financial Institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. The Fund is not responsible for the failure of any Financial Institution to carry out its obligations.

Investors purchasing shares of the Fund through a Financial Institution should read any materials and information provided by the Financial Institution to acquaint themselves with its procedures and any fees that the Financial Institution may charge.


C. Additional Redemption Information


You may redeem Fund shares at NAV minus any applicable redemption fee. Accordingly, the redemption price per share of the Fund may be lower than the Fund's NAV. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in-first-out (FIFO) method to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.

The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.


1. Suspension of Right of Redemption

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

2. Redemption In-Kind

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

D. NAV Determination

In determining the Fund's NAV, securities for which market quotations are readily available are valued at current market value using the last reported sales price provided by independent pricing services. If no sale price is reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

E. Distributions

Distributions of net investment income will be reinvested at the Fund's NAV as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV of the Fund on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

6. Taxation
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The tax information set forth in the Prospectus and the information in this section relates solely to Federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisor as to the Federal, state, local and foreign tax provisions applicable to them.

A. Qualification as a Regulated Investment Company

The Fund intends for each tax year to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year-end of the Fund is March 31 (the same as the Fund's fiscal year end).

1. Meaning of Qualification

As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company the Fund must satisfy the following requirements:

  . The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

  . The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities.

  . The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.


2. Failure to Qualify


If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

B. Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal income tax rate of 15% (5% for individuals in lower tax brackets) if paid on or before December 31, 2008. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Fund and the shareholder. To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares. These distributions will not qualify for the dividends-received deduction.

The Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- or long-term). All capital loss carryovers are listed in the Fund's financial statements. Any such losses may not be carried back.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive a distribution in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares with a NAV at the time of purchase that reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

You will be advised annually as to the Federal income tax consequences of distributions made (or deemed made) to you during the year.

C. Certain Tax Rules Applicable to the Fund's Transactions

For Federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered "Section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by the Fund at the end of each tax year are "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Fund on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses. The Fund can elect to exempt its Section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of Section 1256.

Any option, futures contract, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Under current Federal tax law, if a Fund invests in bonds issued with "original issue discount", the Fund generally will be required to include in income as interest each year, in addition to stated interest received on such bonds, a portion of the excess of the face amount of the bonds over their issue price, even though the Fund does not receive payment with respect to such discount during the year. With respect to "market discount bonds" (i.e., bonds purchased by the Fund at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon), the Fund may likewise elect to accrue and include in income each year a portion of the market discount with respect to such bonds. As a result, in order to make the distributions necessary for the Fund not to be subject to federal income or excise taxes, the Fund may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Fund has actually received as interest during the year.

D. Federal Excise Tax

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of the Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E. Sale or Redemption of Shares

In general, a shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or redemption (a "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

F. Foreign Taxes

Income received by the Fund may be subject to foreign income taxes, including withholding taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election, a shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received) his pro rata share of foreign taxes paid by the Fund,
(ii) treat his pro rata share of such foreign taxes as having been paid by him, and (iii) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against Federal income taxes. Shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund.

G. Backup Withholding

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions, and the proceeds of redemptions of shares, paid to any shareholder: (1) who has failed to provide a correct taxpayer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or
(3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax; rather any amounts so withheld may be credited against a shareholder's Federal income tax liability or refunded.

H. Foreign Shareholders

Taxation of a shareholder who under the Code is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of ordinary income (excluding short-term capital gains and portfolio interest income paid during taxable years of the Fund beginning before January 1, 2008) paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. The foreign shareholder generally would be exempt from Federal income tax on gain realized on the sale of shares of the Fund and distributions of net capital gain from the Fund and distributions of portfolio interest income paid during taxable years of the Fund beginning before January 1, 2008. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income distributions, capital gain distributions and any gain realized upon the sale of shares of the Fund will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a noncorporate foreign shareholder, the Fund may be required to withhold Federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein.

The tax rules of other countries with respect to an investment in the Fund can differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the consequences of foreign tax rules with respect to an investment in the Fund.

I. State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment the Fund can differ from the rules for Federal income taxation described above. These state and local rules are not discussed herein. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules with respect to an investment in the Fund.

J. Foreign Taxes

Income received by the Fund from sources within foreign countries may be subject to foreign income taxes, including withholding taxes.

7. Other Matters
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A. The Trust and Its Shareholders

1. General Information

Forum Funds was organized as a statutory trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:


Absolute Strategies Fund/(1)/                 Dover Responsibility Fund/ (1)/
Adams Harkness Small Cap Growth Fund          Fountainhead Special Value Fund
Austin Global Equity Fund                     Golden Large Core Value Fund /(6)/
Auxier Focus Fund/(2)/                        Golden Small Core Value Fund /(6)/
Brown Advisory Growth Equity Fund/ (3)/       Jordan Opportunity Fund
Brown Advisory Intermediate Income Fund /(3)/ Mastrapasqua Growth Fund
Brown Advisory International Fund /(4)/       Merk Hard Currency Fund/ (6)/
Brown Advisory Maryland Bond Fund/ (4)/       Payson Total Return Fund
Brown Advisory Opportunity Fund /(3)/         Payson Value Fund
Brown Advisory Real Estate Fund/ (4)/         Polaris Global Value Fund
Brown Advisory Small-Cap Growth Fund/ (5)/    Shaker Fund
Brown Advisory Small-Cap Value Fund /(3)/     SteepleView Fund
Brown Advisory Value Equity Fund/ (3)/        Winslow Green Growth Fund /(6)/
DF Dent Premier Growth Fund



/(1)/ The Trust offers shares of beneficial interest in Institutional, A and C classes of this series.
/(2)/ The Trust offers shares of beneficial interest in Investor, A and C classes of this series.
/(3)/ The Trust offers shares of beneficial interest in Institutional and A classes of this series.
/(4)/ The Trust offers shares of beneficial interest in an Institutional class of this series.
/(5)/ The Trust offers shares of beneficial interest in Institutional and A classes of this series. The Fund has ceased the public offering of D Shares. This means that the class is closed to new investors and current shareholders cannot purchase additional shares.
/(6)/ The Trust offers shares of beneficial interests in Institutional and Investor classes of these series.


The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.


The Trust and each series and class thereof will continue indefinitely until terminated.


2. Series and Classes of the Trust

Each series or class of the Trust may have a different expense ratio and its expenses will affect each class' performance. For more information on any other series or class of shares of the Trust, investors may contact the Transfer Agent.

3. Shareholder Voting and Other Rights

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain classes of the Trust and thus only those classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series') outstanding shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

4. Termination or Reorganization of Trust or its Series

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the state of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

B. Fund Ownership


As of July 5, 2006, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of beneficial interest of the Fund.

Also as of that date, certain shareholders of record owned 5% or more of a class of shares of the Fund. Shareholders known by the Fund to own beneficially 5% or more of a class of shares of the Fund are listed in Table 8 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of July 5, 2006, the following shareholders of record may be deemed to control the Fund. "Control" for this purpose is the ownership of 25% or more of the Fund's voting securities.



                                                                 Percentage of
  Name                                                            Fund Owned
  ----                                                           -------------
  Charles Schwab & Co., Inc. - Mutual Funds*                         85.43%
  Special custody account for the exclusive benefit of customers
  101 Montgomery Street
  San Francisco, CA 94104



* Charles Schwab & Co., Inc. is a corporation organized under the laws of California and is a subsidiary of The Charles Schwab Corporation.

C. Limitations on Shareholders' and Trustees' Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point. The Forum Funds' Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the portfolio is unable to meet its obligations. The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


D. Code of Ethics

The Trust, the Adviser and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Trust, the Adviser and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations.

E. Proxy Voting Procedures

A copy of the Trust's and Adviser's proxy voting procedures are included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30 is available
(1) without charge, upon request, by contacting the Transfer Agent at
(800) 540-6807 and (2) on the SEC's web site at www.sec.gov.

F. Registration Statement


This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.


G. Financial Statements

The Fund's Financial Statements and Financial Highlights for the fiscal year ended March 31, 2006 are incorporated by reference into this SAI from the Fund's Annual Report to Shareholders and have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference and have been so incorporated in reliance upon the report of such firm, given upon their authority as experts in accounting and auditing.

Appendix A - Description Of Securities Ratings
--------------------------------------------------------------------------------

A.      Corporate Bonds (Including Convertible Bonds)

1.      Moody's Investors Service

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risk, appear somewhat larger than the Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.      Standard and Poor's Corporation

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC      An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        The "r" symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

3.      Fitch

        Investment Grade

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

        Speculative Grade

BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC
CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD
DD, D Default. Securities are not meeting current obligations and are extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, 'DD' indicates expected recovery of 50% - 90% of such outstandings, and 'D' the lowest recovery potential, i.e. below 50%.

B.      Preferred Stock

1.      Moody's Investors Service

Aaa An issue that is rated "Aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa An issue that is rated "Aa" is considered a high- grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue that is rated "A" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "Aaa" and "Aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa An issue that is rated "Baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Ba An issue that is rated "Ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue that is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Caa An issue that is rated "Caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

Ca An issue that is rated "Ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

2.      Standard & Poor's

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB
B, CCC Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C       A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Note Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C.      Short Term Ratings

1.      Moody's Investors Service

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        .  Leading market positions in well-established industries.

        .  High rates of return on funds employed.

        . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        . Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not
Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

2.      Standard and Poor's

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

3.      Fitch

F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as 'A1' and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.

F3 Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C Obligations for which there is a high risk of default to other obligors in the same country or which are in default.

Appendix B - Miscellaneous Tables
--------------------------------------------------------------------------------

Table 1 - Investment Advisory Fees

The following table shows the dollar amount of advisory fees accrued by the Fund, the amount of fee that was waived by the Adviser, if any, and the actual fee received by the Adviser.


                                    Advisory Fee Advisory Fee Advisory Fee
     Austin Global Equity Fund        Accrued       Waived      Retained
     -------------------------      ------------ ------------ ------------
     Year Ended March 31, 2006        $505,321        $0        $505,321
     Year Ended March 31, 2005        $413,363        $0        $413,363
     Year Ended March 31, 2004        $320,329        $0        $320,329


Table 2 - Compliance Fees


The following tables show the dollar amount of fees accrued by each Fund, the amount of fee that was waived by the Distributor, if any, and the actual fees received by the Distributor.



                                   Compliance Fee Compliance Compliance Fee
     Austin Global Equity Fund        Accrued     Fee Waived    Retained
     -------------------------     -------------- ---------- --------------
     Year Ended March 31, 2006        $20,811       $1,288      $19,523
     Year Ended March 31, 2005        $ 6,238       $    0      $ 6,238


Table 3 - Administration Fees

The following table shows the dollar amount of administration fees accrued for by the Fund, the amount of fee that was waived by the Administrator, if any, and the actual fee received by the Administrator.


                               Administration Administration Administration
     Austin Global Equity Fund  Fee Accrued     Fee Waived    Fee Retained
     ------------------------- -------------- -------------- --------------
     Year Ended March 31, 2006    $84,220         $3,856        $80,364
     Year Ended March 31, 2005    $70,394         $    0        $70,394
     Year Ended March 31, 2004    $53,388         $    0        $53,388


Table 4 - Accounting Fees

The following table shows the dollar amount of accounting fees accrued by the Fund, the amount of fee that was waived by the Accountant, if any, and the actual fee received by the Accountant.


                               Accounting Fee Accounting Fee Accounting Fee
     Austin Global Equity Fund    Accrued         Waived        Retained
     ------------------------- -------------- -------------- --------------
     Year Ended March 31, 2006    $63,322          $101         $63,221
     Year Ended March 31, 2005    $56,417          $116         $56,301
     Year Ended March 31, 2004    $53,983          $ 17         $53,966

Table 5 - Commissions

The following table shows the aggregate brokerage commissions paid by the Fund.


                                           Total             % of
                                         Brokerage        Brokerage          % of
                                        Commissions      Commissions     Transactions
                                       ($) Paid to an     Paid to an      Executed by
                             Total    Affiliate of the Affiliate of the an Affiliate of
                           Brokerage       Fund,            Fund,          the Fund,
                          Commissions    Adviser or       Adviser or      Adviser or
                              ($)       Distributor      Distributor      Distributor
                          ----------- ---------------- ---------------- ---------------
Year Ended March 31, 2006  $ 97,578          $0               0%               0%
Year Ended March 31, 2005   139,151          $0               0%               0%
Year Ended March 31, 2004    87,890          $0               0%               0%


Table 6 - Directed Brokerage

The following table lists each broker to whom the Fund directed brokerage in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom.

                                                                    Amount of
                                                           Amount  Commissions
                                                   Broker Directed  Generated
                                                   ------ -------- -----------
Year Ended March 31, 2006                           N/A     N/A        N/A
Year Ended March 31, 2005                           N/A     N/A        N/A


Table 7 - Securities of Regular Brokers or Dealers


The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.

              Regular Broker Dealer                    Value Held
              ---------------------                    ----------
              N/A                                         N/A


Table 8 - 5% Shareholders

The following table lists (1) the persons who owned of record 5% or more of the outstanding Fund shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of a class of shares of the Fund shares, as of July 5, 2006:



Name and Address                                                  Shares     % of Fund
----------------                                               ------------- ---------
Charles Schwab & Co., Inc. - Mutual Funds*                     1,621,480.445   85.43%
Special custody account for the exclusive benefit of customers
101 Montgomery Street
San Francisco, CA 94104

Appendix C - Proxy Voting Procedures
--------------------------------------------------------------------------------

                                  FORUM FUNDS
                                 MONARCH FUNDS

                POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

                                 July 31, 2003
                         As Amended September 14, 2004

   SECTION 1. PURPOSE

   Shareholders of the various series of Forum Funds and Monarch Funds (collectively, the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

   This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by each Fund.

   SECTION 2. RESPONSIBILITIES

   (A) Adviser. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

   The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

   The Adviser shall be responsible for coordinating the delivery of proxies by the Fund's custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service").

   (B) Proxy Manager. The Trust will appoint a proxy manager (the "Proxy Manager"), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust's other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

   SECTION 3. SCOPE

   These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

   SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

   (A) General

       (1) Use of Adviser Proxy Voting Guidelines or Proxy Voting Service. If
       (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust's Board of Trustees (the "Board") has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund's proxies and has approved such guidelines; and (C) the Adviser's or Proxy Voting Service's Guidelines are filed as an exhibit to the applicable Fund's Registration Statement (each considered "Adviser Guidelines"), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund's proxies consistent with such Adviser Guidelines.

       (2) Independence. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

       (3) Absence of Proxy Voting Service Guidelines. In the absence of Adviser Guidelines, the Adviser shall vote the Fund's proxies consistent with Sections B and C below.

   (B) Routine Matters

   As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

       (1) Election of Directors. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

       (2) Appointment of Auditors. Management recommendations will generally be supported.

       (3) Changes in State of Incorporation or Capital Structure. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

   (C) Non-Routine Matters

       (1) Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis.

       (2) Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

       (3) Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

       (4) Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

       (5) Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

   (D) Conflicts of Interest

   Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A "conflict of interest" includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

   If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

   (E) Abstention

   The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

                      AUSTIN INVESTMENT MANAGEMENT, INC.
                     PROXY VOTING PROCEDURES AND POLICIES
                      REGARDING AUSTIN GLOBAL EQUITY FUND

                              As of July 31, 2003

I. GENERAL STATEMENT

Austin Investment Management, Inc. (the "Adviser") has discretion to vote the proxies received by Austin Global Equity Fund (the "Fund"), a series of Forum Funds (the "Trust"), a registered investment company. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Adviser will vote those proxies in the best interest of the Fund's shareholders and in accordance with these procedures and policies.

II. POLICIES AND PROCEDURES FOR VOTING PROXIES

   In its role as investment adviser to the Fund, Adviser has adopted those proxy voting policies adopted by the Trust, which are attached hereto. To the extent that the Trust's policies do not cover potential voting issues with respect to proxies received by the Fund, the Fund has delegated to the Adviser the authority to act on its behalf to promote the Fund's investment objectives, subject to the provisions of the Trust's policies regarding resolution of a conflict of interest with respect to the Adviser.

   The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of the Fund. A "conflict of interest," means any circumstance when the Adviser (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted. The Adviser has adopted the Trust's procedures as they relate to the resolution of conflicts of interest with respect to voting Fund shares.

III. RECORDKEEPING

   The Portfolio Manager or their staff will maintain files relating to the Adviser's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

    A. Copies of the proxy voting procedures and policies, and any amendments thereto.

    B. A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

    C. A record of each vote that the Adviser casts.

    D. A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

    E. A copy of each written client request for information on how the Adviser voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

IV. DISCLOSURE

    A. The Adviser will disclose in its Form ADV Part II that its clients may contact the Adviser, by toll-free telephone number in order to obtain information on how the Adviser voted such client's proxies, and to request a copy of these procedures and policies. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and (3) how the Adviser voted the client's proxy.

    B. A concise summary of these Proxy Voting Procedures and Policies will be included in the Adviser's Form ADV Part II, and will be updated whenever these procedures and policies are amended. The Adviser will arrange for the Form ADV to be updated and for these policies and procedures to be made available upon request.

Statement of Additional Information
---------------------------------------------------


August 1, 2006


Investment Adviser:
                                MERK HARD CURRENCY FUND
Merk Investments, LLC
555 Bryant Street #455
Palo Alto, California 94301

Account Information
and Shareholder Services:


Citigroup Fund Services, LLC

P.O. Box 446
Portland, Maine 04112
(866) 637-5386


This Statement of Additional Information (the "SAI") supplements the Prospectus dated August 1, 2006, as may be amended from time to time, offering Institutional and Investor Shares of the Fund (the "Fund"), a separate series of Forum Funds, a registered, open-end management investment company (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectuses. You may obtain the Prospectuses without charge by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.

Financial Statements for the Fund for the year ended March 31, 2006, included in the Annual Report to shareholders, are incorporated into this SAI by reference. Copies of the Annual Report may be obtained, without charge, upon request by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.

Table of Contents
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Glossary                                                                1

Investment Policies and Risks                                           2

Investment Limitations                                                 13

Management                                                             15

Portfolio Transactions                                                 24

Purchase and Redemption Information                                    27

Taxation                                                               29

Other Matters                                                          34

Appendix A - Description of Securities Ratings                         A-1

Appendix B - Miscellaneous Tables                                      B-1

Appendix C - Proxy Voting Procedures                                   C-1

Glossary
--------------------------------------------------------------------------------

As used in this SAI, the following terms have the meanings listed.


   "Accountant" means Citigroup.

   "Administrator" means Citigroup.


   "Adviser" means Merk Investments, LLC.

   "Board" means the Board of Trustees of the Trust.


   "Citigroup" means Citigroup Fund Services, LLC.


   "CFTC" means Commodities Future Trading Commission.

   "Code" means the Internal Revenue Code of 1986, as amended.

   "Custodian" means Citibank, N.A.


   "Distributor" means Foreside Fund Services, LLC.


   "Fund" means Merk Hard Currency Fund.

   "Independent Trustee" means a Trustee that is not an "interested person" of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act.

   "IRS" means Internal Revenue Service.

   "Moody's" means Moody's Investors Service.

   "NAV" means net asset value per share.

   "NRSRO" means a nationally recognized statistical rating organization.

   "SAI" means Statement of Additional Information.

   "SEC" means the U.S. Securities and Exchange Commission.

   "S&P" means Standard & Poor's Corporation, a division of the McGraw Hill Companies.


   "Transfer Agent" means Citigroup.


   "Trust" means Forum Funds.

   "U.S. government securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

   "1933 Act" means the Securities Act of 1933, as amended.

   "1940 Act" means the Investment Company Act of 1940, as amended.

1. Investment Policies and Risks
--------------------------------------------------------------------------------

The Fund is a non-diversified series of the Trust. The Fund offers two classes:
Institutional Shares and Investor Shares. This section discusses in greater detail than the Fund's Prospectuses certain investments that the Fund can make.

A. Fixed Income Securities

1. General

Money Market Instruments and Other Securities. The Fund may invest in U.S. dollar and non-U.S. dollar denominated money market instruments and other securities, including debt obligations issued by the U.S. and foreign national, provincial, state or municipal governments or their political subdivisions. The Fund may also invest in (1) money market instruments and other securities issued by international organizations designated or supported by governmental entities (e.g., the World Bank and the European Community); (2) non-dollar securities issued by the U.S. government; and (4) foreign corporations. Money market instruments in which the Fund may invest includes short-term government securities, floating and variable rate notes, commercial paper, repurchase agreements, CDs, time deposits, bankers' acceptance, and other short-term liquid instruments.

Government Securities. The Fund may invest in U.S. and foreign government securities. U.S. government securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the U.S. (such as the mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation securities).

Holders of U.S. government securities not backed by the full faith and credit of the U.S. must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the U.S. in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

Foreign government securities may include direct obligations, as well as obligations guaranteed by the foreign government

Corporate Debt Obligations. The Fund may invest in U.S. and foreign corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. The Fund may also invest in corporate fixed income securities registered and sold in the U.S. by foreign issuers (Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (Eurobonds).

The Fund may also invest in lower-rated or high-yield corporate debt obligations (commonly known as "junk bonds"). Investment grade corporate bonds are those rated BBB or better by S&P or Baa or better by Moody's. Securities rated BBB by S&P are considered investment grade, but Moody's considers securities rated Baa to have speculative characteristics. Junk bonds generally offer a higher current yield than that available for higher-grade debt obligations. However, lower-rated debt obligations involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates.

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet certain quality criteria. All variable amount master demand notes acquired by the Fund will be payable within a prescribed notice period not to exceed seven days.

Variable and Floating Rate Securities. The Fund may invest in variable and floating rate securities. Fixed income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities may be tied to U.S. government securities or indices on those securities as well as any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. The Fund intends to purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Adviser monitors the liquidity of the Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Financial Institution Obligations. The Fund may invest in financial institution obligations. Obligations of financial institutions include certificates of deposit, bankers' acceptances, time deposits and other short-term debt obligations. Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties which could reduce the Fund's performance. Although fixed time deposits do not in all cases have a secondary market, there are no contractual restrictions on the Fund's Portfolio's right to transfer a beneficial interest in the deposits to third parties.

2. Risks

General. The market value of the interest-bearing debt securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including U.S. government securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's fixed income securities. As a result, an investment in the Fund is subject to risk even if all fixed income securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

Yields on debt securities are dependent on a variety of factors, including the general conditions of the fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Under normal conditions, fixed income securities with longer maturities tend to offer higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its fixed income securities. Bankruptcy, litigation or other conditions may impair an issuer's ability to pay, when due, the principal of and interest on its fixed income securities.

Credit. The Fund's investment in fixed income securities is subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. The Fund may invest in high yield securities that provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These securities also have greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of these securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Under such conditions, the Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and may rely more heavily on the judgment of the Adviser to do so.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Adviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, the Adviser will determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

Foreign Investment Risk. The Fund may invest in foreign securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund's assets.

In addition, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Foreign brokerage commissions and custody fees are generally higher than those in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States and therefore, less information may be available about foreign companies than is available about comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

B. Gold-Related Securities

1. General

The Fund may invest in gold-related securities. Gold-related securities include exchange-traded funds that invest directly in gold bullion, and forward and futures contracts. Investments in gold-related securities may be subject to economic factors that are not generally present in other securities not related to the gold industry. Investments related to gold and other precious metals and minerals are considered speculative and are affected by a variety of worldwide economic, financial and political factors.

The gold industry can be significantly affected by international monetary and political developments such as currency devaluations or revaluations, central bank movements, global or regional economic and financial events, or currency exchange rates.

2. Risks

Prices of gold-related securities may fluctuate sharply due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold, changes in industrial and commercial demand, gold sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments.

C. Foreign Currencies Transactions

1. General

Investments in foreign investments denominated in "hard currencies" will usually involve currencies of foreign countries. The Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs. The Fund may conduct foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract. A forward currency contract ("forward contract") involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered "derivatives" -- financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Fund enters into forward contracts in order to "lock in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities.

At or before settlement of a forward currency contract, the Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract. If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase currency by selling an offsetting contract, in which case, it will realize a gain or a loss.

The Fund may invest in a combination of forward currency contracts and U.S. dollar-denominated instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a "synthetic" position in the particular foreign-currency instrument whose performance the manager is trying to duplicate. For example, the combination of U.S. dollar-denominated money market instruments with "long" forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

For hedging purposes, the Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the Fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

The Fund may use forward currency contracts for position hedging if consistent with its policy of trying to expose its net assets to foreign currencies. The Fund is not required to enter into forward currency contracts for hedging purposes and it is possible that the Fund may not be able to hedge against a currency devaluation that is so generally anticipated that the Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible, under certain circumstances, that the Fund may have to limit its currency transactions to qualify as a "regulated investment company" under the Code.

The Fund currently does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an "offsetting" contract obligating it to buy, on the same maturity date, the same amount of the currency. If the Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If the Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date the Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Since the Fund invests in money market instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. dollars. Although the Fund values its assets daily in U.S. dollars, it does not convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, and offer to buy the currency at a lower rate if the Fund tries to resell the currency to the dealer.

2. Risks

Foreign Currency Transaction Risk. Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Adviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to the Fund.

Currency Fluctuations. The value of the Fund's investments is calculated in U.S. dollars each day that the New York Stock Exchange is open for business. As a result, to the extent that the Fund's assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. dollar, the Fund's net asset value per share as expressed in U.S. dollars (and, therefore, the value of your investment) should increase. If the U.S. dollar appreciates relative to the other currencies, the opposite should occur.

The currency-related gains and losses experienced by the Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars. Gains or losses on shares of the Fund will be based on changes attributable to fluctuations in the net asset value of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares. The amount of appreciation or depreciation in the Fund's assets also will be affected by the net investment income generated by the money market instruments in which the Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

Foreign Risk. The value of the Fund's investments may be affected by inflation, trade deficits, changes in interest rates, budget deficits and low savings rates, political factors and other factors. Trade deficits often cause inflation making a country's goods more expensive and less competitive thereby reducing the demand for that country's currency. High interest rates tend to increase currency values in the short-term by making such currencies attractive to investors; however, long-term results may be the opposite as high interest rates are often the product of high inflation. Political instability in a country can also cause a currency to depreciate if it appears that the country is inhospitable to business and foreign investment. In addition, various central banks may manipulate the exchange rate movements through their own buying and selling and can influence people's expectation with regard to the direction of exchange rates.

D. Options and Futures

1. General

The Fund may purchase or write put and call options, futures and options on futures to: (1) enhance the Fund's performance; or (2) to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase.

Specifically, the Fund may purchase or write options on securities in which it may invest or on market indices based in whole or in part on such securities. Options purchased or written by the Fund must be traded on an exchange or over-the-counter. The Fund may invest in futures contracts on market indices based in whole or in part on securities in which the Fund may invest. The Fund may also purchase or write put and call options on these futures contracts.

Options and futures contracts are considered to be derivatives. Use of these instruments is subject to regulation by the SEC, the options and futures exchanges on which futures and options are traded or by the CFTC. No assurance can be given that any hedging or income strategy will achieve its intended result.

If the Fund will be financially exposed to another party due to its investments in options or futures, the Fund will maintain either: (1) an offsetting ("covered") position in the underlying security or an offsetting option or futures contract; or (2) cash, receivables and liquid debt securities with a value sufficient at all times to cover its potential obligations. The Fund will comply with SEC guidelines with respect to coverage of these strategies and, if the guidelines require, will set aside cash, liquid securities and other permissible assets ("Segregated Assets") in a segregated account with that Fund's Custodian in the prescribed amount. Segregated Assets cannot be sold or closed out while the hedging strategy is outstanding, unless the Segregated Assets are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Pursuant to a claim for exemption filed with the CFTC on behalf of the Fund, neither the Trust nor the Fund is deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act ("CEA"), and they are not subject to registration or regulation as such under the CEA. The Adviser is not deemed to be a "commodity pool operator" with respect to its service as investment adviser to the Fund.

E. Options and Futures Contracts

1. General

Options on Foreign Currencies and Gold. The Fund may buy put and call options on any currency in which its investments are denominated and gold. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy a specified currency or gold at a specified price. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the specified currency or gold against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell a specified currency or gold at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the specified currency or gold at the exercise price. The amount of a premium received or paid for an option is based upon certain factors including the value of the underlying currency or gold, the relationship of the exercise price to the value of the underlying currency or gold, the historical price volatility of the underlying currency or gold, the option period and interest rates.

The value of a currency option is dependent upon the value of the currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting in transactions of less than $1 million) for the underlying currencies at prices that are less favorable than round lots. To the extent that the U.S. options markets are closed while the market for the underlying currencies are open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Options on Currency Futures and Gold Futures. Options on currency futures and gold futures contracts are similar to options on foreign currencies or gold except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell a currency or gold, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

Currency Futures and Gold Futures Contracts. A currency futures or gold futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash or an underlying debt security, as called for in the contract, at a specified date and at an agreed-upon price. When the Fund enters into a futures contract, it must make an initial deposit known as "initial margin" as a partial guarantee of its performance under the contract. As the value of the currency or gold fluctuates, both parties to the contract are required to make additional margin payments, known as "variation margin" to cover any additional obligation that they may have under the contract.

2. Risks

Risks of Options Transactions. There are certain investment risks associated with options transactions. These risks include: (1) the Adviser's ability to predict movements in the prices of individual currencies or gold and fluctuations in the general currency markets; (2) imperfect correlation between movements in the prices of options and movements in the price of the currencies or gold hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund's ability to limit exposures by closing its positions.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying currency or gold above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations.

Risks of Currency Futures Contracts and Options on Currency Futures. The risk of loss in trading currency futures contracts and in writing options on currency futures contracts can be substantial, due to the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (as well as gain) to the Fund. Thus, a purchase or sale of a futures contract, and the writing of an option on a futures contract, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, the Fund may be required to make delivery of the instruments underlying the futures positions it holds.

The Fund could suffer losses if it is unable to close out a currency futures contract or options on currency futures contract because of an illiquid secondary market. Currency futures contracts and options on currency futures contracts may be closed out only on an exchange, which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a currency futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

The Fund bears the risk that the Adviser will incorrectly predict future market trends. If the Adviser attempts to use a futures contract or an option on a futures contract as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

The Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. The Fund's activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce the Fund's yield.

F. Leverage Transactions

1. General

The Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to the Fund through an investment technique is used to make additional Fund investments. Leverage transactions include borrowing for other than temporary or emergency purposes, lending portfolio securities, entering into repurchase agreements, dollar rolls and purchasing securities on a when-issued, delayed delivery or forward commitment basis. The Fund uses these investment techniques only when its Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors with a potentially higher return.

Borrowing. The Fund may borrow money from a bank in amounts up to 33 1/3% of total assets at the time of borrowing. Entering into reverse repurchase agreements and purchasing securities on a when-issued, delayed delivery or forward delivery basis are not subject to this limitation. A reverse repurchase agreement is a transaction in which the Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the securities from the bank or dealer at an agreed upon date and at a price reflecting a market rate of interest unrelated to the sold securities. An investment of the Fund's assets in reverse repurchase agreements will increase the volatility of the Fund's NAV. A counterparty to a reverse repurchase agreement must be a primary dealer that reports to the Federal Reserve Bank of New York or one of the largest 100 commercial banks in the United States.

Securities Lending and Repurchase Agreements. The Fund may lend portfolio securities in an amount up to 33 1/3% of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund's loans permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Fund may pay fees to arrange for securities loans.

The Fund may enter into repurchase agreements, which are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If the Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral.

Securities loans and repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund's loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest.

Swaps, Caps, Floors and Collars. The Fund may enter into interest rate, currency (or other asset) swaps, and may purchase and sell interest rate "caps," "floors" and "collars." Interest rate swaps involve the exchange by the Fund and a counterparty of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Currency swaps' notional principal amount is tied to one or more currencies, and the exchange commitments can involve payments in the same or different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on the notional principal amount from the party selling the cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling such floor. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

The Fund will enter into these transactions primarily to preserve a return or a spread on a particular investment or portion of its portfolio or to protect against any interest rate fluctuations or increase in the price of securities it anticipates purchasing at a later date. The Fund uses these transactions as a hedge and not as a speculative investment, and will enter into the transactions in order to shift the Fund's investment exposure from one type of investment to another.

The use of interest rate protection transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser incorrectly forecasts market values, interest rates and other applicable factors, there may be considerable impact on the Fund's performance. Even if the Adviser is correct in their forecasts, there is a risk that the transaction may correlate imperfectly with the price of the asset or liability being hedged.

2. Risks

Leverage creates the risk of magnified capital losses. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the NAV of the Fund's securities which may be magnified by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense incurred as a result of leveraging on borrowings were to exceed the net return to investors, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Segregated Accounts. In order to attempt to reduce the risks involved in various transactions involving leverage, the Fund's Custodian will set aside and maintain, in a segregated account, cash and liquid securities. The account's value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions.

G. Illiquid and Restricted Securities

1. General

The Fund may invest in illiquid and restricted securities. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days;
(2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities").

2. Risks

Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

3. Determination of Liquidity

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of Fund assets under management and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are not illiquid.

H. Investment Company Securities

1. Open-End and Closed-End Investment Companies

General. The Fund may invest in shares of open-end and closed-end investment companies in accordance with the investment restrictions in the 1940 Act. Shares owned in an exchange traded fund ("ETF") that have received exemptive relief from the SEC that permits other mutual funds to invest in the shares without limitation are excluded from this limitation.

Risks. The Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company's advisory fee and other expenses, in addition to its own expenses and will be exposed to the investment risks associated with the other investment company. To the extent that the Fund invests in open-end or closed-end investment companies that invest primarily in the securities of companies located outside the United States, see the risks related to foreign securities set forth above.

2. Exchange Traded Funds

General. The Fund may invest in ETFs, which are investment companies that are bought and sold on a securities exchange, in particular the Fund may invest in gold ETFs. Gold ETFs represent a fixed portfolio of securities designed to mirror as closely as possible the performance of the price of gold bullion. Some ETFs represents a fixed portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETF's expenses.

Risks. The risks of owning an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

3. Core and Gateway(R)


The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. A Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

2. Investment Limitations
--------------------------------------------------------------------------------

For purposes of all investment policies of the Fund: (1) the term "1940 Act" includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term "Code" includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund and the Fund's investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of that Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund may be changed by the Board without shareholder approval.

A. Fundamental Limitations

The Fund has adopted the following investment limitations that cannot be changed by the Board without shareholder approval. The Fund may not:

1. Borrowing Money

Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund's total assets.

2. Concentration

Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on investments in U.S. government securities and repurchase agreements covering U.S. government securities. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

3. Underwriting Activities

Underwrite securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

4. Making Loans

Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

5. Purchases and Sales of Real Estate

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

6. Purchases and Sales of Commodities

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7. Issuance of Senior Securities

Issue senior securities except pursuant to Section 18 of the 1940 Act.

B. Non-Fundamental Limitations

The Fund has adopted the following investment limitations that may be changed by the Board without shareholder approval. The Fund may not:

1. Securities of Investment Companies

Invest in the securities of any investment company except to the extent permitted by the 1940 Act.

2. Purchases on Margin

Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund's transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

3. Borrowing

Purchase or otherwise acquire any security if, the total of borrowings would exceed 5% of the value of its total assets.

4. Illiquid Securities

Invest more than 15% of its net assets in illiquid assets such as:
(1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

3. Management
--------------------------------------------------------------------------------

A. Trustees and Officers of the Trust


The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another registered investment company (collectively, the "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the same capacities noted below for Monarch Funds with the exception of Messrs. Collier and Bright who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers is Two Portland Square, Portland, ME 04101, unless otherwise indicated. Each Trustee oversees thirty-one portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds. John
Y. Keffer is also an Interested Trustee/Director of Wintergreen Fund, Inc. and Monarch Funds.



                                        Term of Office and
                           Position           Length                Principal Occupation(s)
Name and                   with the          of Time                        During
Birth Date                  Trust             Served                     Past 5 Years
----------              --------------- ------------------ ------------------------------------------
Independent Trustees

J. Michael Parish       Chairman of       Trustee since    Retired; Partner, Wolf, Block, Schorr and
Born: November 9, 1943  the Board;        1989 (Chairman   Solis-Cohen LLP (law firm) 2002 - 2003;
                        Trustee;          since 2004)      Partner, Thelen Reid & Priest LLP (law
                        Chairman,                          firm) 1995 - 2002.
                        Compliance
                        Committee,
                        Nominating
                        Committee and
                        Qualified Legal
                        Compliance
                        Committee

Costas Azariadis        Trustee;          Since 1989       Professor of Economics, Washington
Born: February 15, 1943 Chairman,                          University (effective 2006);
                        Valuation                          Professor of Economics, University of
                        Committee                          California-Los Angeles 1992 - 2006.

James C. Cheng          Trustee;          Since 1989       President, Technology Marketing Associates
Born: July 26, 1942     Chairman,                          (marketing company for small and medium
                        Audit                              sized businesses in New England).
                        Committee

                                         Term of Office and
                            Position           Length                  Principal Occupation(s)
Name and                    with the          of Time                          During
Birth Date                   Trust             Served                       Past 5 Years
----------               --------------- ------------------ ---------------------------------------------
Interested Trustee

John Y. Keffer           Trustee;            Since 1989     President, Forum Trust (a non-depository
Born: July 15, 1942      Chairman,                          trust company) since 1997; President,
                         Contracts                          Citigroup Fund Services, LLC ("Citigroup")
                         Committee                          2003-2005; President, Forum Financial
                                                            Group, LLC ("Forum") (a fund services
                                                            company acquired by Citibank, N.A. in
                                                            2003).

Officers

Simon D. Collier         President;          Since 2005     Managing Partner, Foreside Financial
Born: October 22, 1961   Principal                          Group, LLC since April 2005; Chief
                         Executive                          Operating Officer and Managing Director,
                         Officer                            Global Fund Services, Citigroup 2003 -
                                                            2005; Managing Director, Global Securities
                                                            Services for Investors, Citibank, N.A. 1999 -
                                                            2003.

Carl A. Bright           Principal           Since 2005     President, Foreside Fund Services, LLC, the
Born: December 20, 1957  Financial                          Trust's Distributor, since 2004; Consultant,
                         Officer                            Foreside Solutions, LLC 2000 - 2003 (a
                                                            mutual fund development company).

Beth P. Hanson           Vice President/     Since 2003     Relationship Manager, Citigroup since
Born: July 15, 1966      Assistant                          2003; Relationship Manager, Forum 1999 -
                         Secretary                          2003.

Sara M. Morris           Vice President      Since 2004     Director and Relationship Manager,
Born: September 18, 1963                                    Citigroup since 2004; Chief Financial
                                                            Officer, The VIA Group, LLC (a strategic
                                                            marketing company) 2000 - 2003.

Trudance L. Bakke        Treasurer           Since 2005     Director, Forum Financial Group, LLC since
Born: August 11, 1971                                       2006; Product Manager, Citigroup 2003-2006;
                                                            Senior Manager of Corporate Finance,
                                                            Forum 1999 - 2003.

David M. Whitaker        Secretary           Since 2004     Product Manager, Citigroup since 2004;
Born: September 6, 1971                                     Assistant Counsel, PFPC, Inc. (a fund
                                                            services company) 1999 - 2004.

2. Trustee Ownership in the Fund and Family of Investment Companies


                                                 Aggregate Dollar Range of
                                                Ownership as of December 31,
                                                     2005 in all Funds
                     Dollar Range of Beneficial  Overseen by Trustee in the
                      Ownership in the Fund as   Same Family of Investment
Trustees                of December 31, 2005             Companies
--------             -------------------------- ----------------------------
Independent Trustees

Costas Azariadis                None                       None

James C. Cheng                  None                       None

J. Michael Parish               None                   Over $100,000

Interested Trustee

John Y. Keffer                  None                   $1 to 10,000


B. Ownership of Securities of the Adviser and Related Companies


As of December 31, 2005, no Independent Trustee or any of his immediate family members owned, beneficially or of record, securities of the Adviser, the distributor, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with the Adviser, or the distributor.


C. Information Concerning Trust Committees

1. Audit Committee


The Trust's Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent registered public accountants to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended
March 31, 2006, the Audit Committee met five times.


2. Nominating Committee


The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for Trustee recommended by security holders. During the fiscal year ended March 31, 2006, the Nominating Committee did not meet.


3. Valuation Committee


The Trust's Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer, Parish and the senior officers of the Trust. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining NAV of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. During the fiscal year ended March 31, 2006, the Valuation Committee met seven times.

4. Qualified Legal Compliance Committee


The Qualified Legal Compliance Committee (the "QLCC'), which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust's Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable Federal and state law or the breach of fiduciary duties under applicable Federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended March 31, 2006, the QLCC did not meet.

5. Contracts Committee. The Contracts Committee, which meets when necessary, consists of all the Trustees. The Contracts Committee reviews the Trust's service provider contracts and fees in connection with their periodic approval. The Contracts Committee did not meet during the fiscal year ended March 31, 2006.

6. Compliance Committee. The Compliance Committee, which meets when necessary, consists of all the Trustees and the Trust's Chief Compliance Officer ("CCO"). The Compliance Committee oversees the Trust's CCO and any compliance matters that arise and relate to the Trust. The Compliance Committee did not meet during the fiscal year ended March 31, 2006.


D. Compensation of Trustees and Officers


Each Trustee is paid an annual retainer fee of $12,000 for service to the Trust ($15,000 for the Chairman). In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,250 for the Chairman), $500 for each short special Board meeting attended ($750 for the Chairman) and $1,500 for each major special Board meeting attended ($2,250 for the Chairman) whether the regular or special Board meetings are attended in person or by electronic communication. In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Fund and the Fund Complex for the fiscal year ended March 31, 2006.



                                                        Total
                                                     Compensation
                                       Compensation from Trust and
             Trustee                    from Fund    Fund Complex
             -------                   ------------ --------------
             John Y. Keffer                $22         $11,000
             Costas Azariadis              $58         $45,500
             James C. Cheng                $58         $45,500
             J. Michael Parish             $75         $58,250

E. Investment Adviser

1. Services of Adviser

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (an "Advisory Agreement"). Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund's investments and placing orders for portfolio transactions for the Fund. The Adviser may compensate brokers or other service providers ("Intermediaries") out of its own assets, and not as additional charges to the Funds, in connection with the sale and distribution of shares of the Funds and/or servicing of these shares. The payments would be in addition to the payments by the Funds described in each Fund's prospectus for distribution and/or shareholder servicing. Such additional payments are for services including, but not limited to, sub-accounting, marketing support, administrative and shareholder processing services ("Additional Payments"). These Additional Payments made by the Adviser may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. These Additional Payments may be different for different Intermediaries.

2. Ownership of Adviser

The Adviser is a Delaware Limited Liability Company. Axel Merk is the sole Managing Member and owner of the Adviser.

3. Information Concerning Accounts Managed by Portfolio Managers


As of March 31, 2006, Mr. Merk did not manage any other registered investment companies. The following table summarizes information provided by the Adviser regarding the number of other accounts managed by Mr. Merk within the following categories and the total assets in the accounts as of March 31, 2006:



                                                         Combined
                             # of Other                 Assets of                                            Combined
                               Pooled      Combined    Other Pooled                                          Assets of
                              Vehicles     Assets of     Vehicles               # of Other     Combined        Other
                  # of Other  Serviced       Other       Serviced                Accounts      Assets of     Accounts
                    Pooled      with        Pooled         with     # of Other Serviced with     Other     Serviced with
                   Vehicles  Performance   Vehicles    Performance   Accounts   Performance    Accounts     Performance
Portfolio Manager  Serviced   Based Fee    Serviced     Based Fee    Serviced    Based Fee     Serviced      Based Fee
----------------- ---------- ----------- ------------- ------------ ---------- ------------- ------------- -------------
Axel Merk             3           1      $13.0 million $8.5 million     13           0       $47.1 million      $0


The investment objectives of the other vehicles and accounts managed by Mr. Merk are different than those of the Fund; thus no material conflict of interest with respect to investment opportunities is expected. However, actual or apparent conflicts of interest may arise concerning day-to-day management responsibilities with respect to the Fund and other accounts if the Fund and accounts have different benchmarks, time horizons and fees, as Mr. Merk must allocate his time and investment ideas among the Fund and the accounts. Securities selected for the Fund may under-perform the securities selected for the accounts.

4. Information Concerning Compensation of Portfolio Manager

The following compensation information has been provided by the Adviser:

As the sole owner of the Adviser, compensation to Mr. Merk for his services to the Fund and the other investment vehicles will be allocated as income net revenues minus the Adviser's expenses. Mr. Merk will not receive a performance fee for his services to the Fund and to two of the other pooled investment vehicles. However, Mr. Merk may indirectly receive a performance fee for his services to one other pooled investment vehicle as the Adviser may earn a performance fee based upon each limited partner's cumulative pre-tax performance, relative to a benchmark index, the S&P 500 Index. With regard to other accounts, Mr.

Merk receives a percentage of assets under management with respect to 18 accounts (including the Fund). In addition, Mr. Merk receives no compensation for his services to 5 other accounts, which are his own personal accounts or those of his family members.


5. Portfolio Manager Ownership in the Fund


                        Dollar Range of Beneficial Ownership in the Fund as
Portfolio Manager                        of March 31, 2006
-----------------       ---------------------------------------------------
Axel Merk                               $500,001-$1,000,000


6. Fees


The Adviser's fee is calculated as a percentage of the Fund's average daily net assets. The fee, if not waived, is accrued daily by the Fund. The Adviser's fee is paid monthly based on average daily net assets for the prior month.


In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets they invest in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to the fees received by the Adviser from the Fund in respect of the assets you have invested in the Fund against any investment management fee charged to you by the Adviser for the management of your separately managed account.


Table 1 in Appendix B shows the dollar amount of the fees accrued by the Fund, the amount of fees waived by the Adviser and the actual fees received by the Adviser. The data presented is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).


7. Other Provisions of Advisory Agreement

The Adviser is not affiliated with Citigroup or any company affiliated with Citigroup. The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness and then the agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreements or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Adviser on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

F. Distributor

1. Distribution Services


The Distributor (also known as principal underwriter) of the shares of the Fund is located at Two Portland Square, 1/st/ Floor, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc. Mr. Bright and Mr. Collier are affiliates of the Trust and the Distributor as they serve as officers of each entity. Mr. Peter Guarino is also an officer of the Distributor and CCO of the Trust.

Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a "Financial Institution," collectively, the "Financial Institutions") for distribution of shares of the Fund (see "Purchases through Financial Institutions").


The Distributor does not receive compensation for its distribution services except the distribution service fees with respect to the shares of those Classes for which a Plan is effective.

2. Distribution Plan (Investor Shares)


The Trust has adopted a Rule 12b-1 plan under which the Fund is authorized to pay to the Distributor as compensation for the distribution-related and/or shareholder services provided by such entities, and aggregate fee equal to 0.25% of the average daily net assets of Investor Shares. The Distributor may pay any or all amounts received under the Rule 12b-1 plan to other persons for any distribution or service activity conduction on behalf of the Fund. The plan is a core component of the ongoing distribution of Investor Shares. Mr. Collier and Mr. Bright, officers of the Trust and principals of the Distributor, have a direct financial interest in the operations of the plan due to their ownership interests in the Distributor.

The plan provides that the Distributor and any other entity approved by the Board (collectively, "Payees") may incur expenses for distribution and service activities including, but not limited to: (i) any sales, marketing and other activities primarily intended to result in the sale of Fund shares and
(ii) providing services to holders of shares related to their investment in the Fund, including without limitation providing assistance in connection with responding to a Fund's shareholder inquiries regarding the Fund's investment objective, policies and other operational features, and inquiries regarding shareholder accounts. Expenses for such activities include compensation to employees, and expenses, including overhead and telephone and other communication expenses, of a Payee who engage in or support the distribution of Fund shares, or who provide shareholder servicing such as responding to a Fund's shareholder inquiries regarding the Fund's operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of Fund shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, Adviser or others in connection with the offering of Fund shares for sale to the public.

The plan requires the Payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the Plan and identifying the activities for which those expenditures were made. The plan obligates the Fund to compensate the Distributor for services and not to reimburse it for expenses incurred.

The plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees. The plan further provides that it may not be amended to materially increase the costs which the Trust bears for distribution/shareholder servicing pursuant to the plan without shareholder approval by shareholders of Investor Shares and other material amendments of the plan must be approved by the Independent Trustees. The plan may be terminated with respect to the Fund's Investor Shares at any time by the Board, by a majority of the Independent Trustees or by shareholders of the Fund's Investor shares.

Table 2 in Appendix B shows the dollar amount of fees payable by the Fund to the Distributor or its agents under the plan, the amount of fees waived by the Distributor or its agents and the actual fees received by the Distributor and its agents under the plan. The data presented is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).


3. Compliance Services


Under a Compliance Services Agreement (the "Compliance Agreement") with the Trust and subject to approval by the Board, the Distributor provides CCO and Sarbanes-Oxley certifying officers ("Certifying Officers") to the Trust as well as certain additional compliance support functions ("Compliance Services").

For making available the CCO and Certifying Officer and for providing the Compliance Services under the Compliance Agreement, the Distributor receives a fee from the Fund of (i) $27,500 per year and an (ii) annual fee of 0.01% of the Fund's average daily net assets, subject to an annual maximum of $20,000.

The Compliance Agreement with respect to the Fund continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Board of the Trust or by the Distributor with respect to the Fund on 60 days' written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Agreement related to CCO and Certifying Officer services, may be terminated at any time by the Board, effective upon written notice to the CCO and Certifying Officers, without the payment of any penalty.

Under the Compliance Agreement, the Distributor is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, the Distributor and certain related parties (such as the Distributors officers and persons who control the Distributor) are indemnified by the Trust against any and all claims and expenses related to the Distributor's actions or omissions, except for any act or omission resulting from the Distributor's willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

Table 3 in Appendix B shows the dollar amount of the fees paid to the Distributor for Compliance Services, the amount of the fee waived by the Distributor, and the actual fees received by the Distributor. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).


G. Other Fund Service Providers

1. Administrator


As Administrator, pursuant to an administration agreement (the "Administration Agreement") with the Trust, the Administrator administers the Trust's operations with respect to the Fund except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator's responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Trust by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Trust's tax returns, the preparation of financial statements and related reports to the Trust's shareholders, the SEC and state and other securities administrators; (4) providing the Trust with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust; (5) assisting the Trust's investment advisers in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports; and (6) with the oversight of the Trust's counsel and with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

For its services, the Administrator receives a fee from the Fund at an annual rate of 0.10% of the Fund's average daily net assets, plus $24,000 per year, and certain out-of-pocket expenses. The fee is accrued daily by the Fund and is paid monthly based on average net assets for the previous month. The Administrator pays the Trust's financial obligations for Compliance Services performed under the Compliance Agreement with respect to the Fund.

The Administration Agreement with respect to the Fund continues in effect until terminated, provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Administration Agreement is terminable with or without cause and with respect to the Fund, and without penalty, by the Trust or by the Administrator with respect to the Fund on 90 days' written notice to the Trust. The Administration

Agreement is also terminable for cause by the non-breaching party on at least 30 days' written notice to the other party.

Under the Administration Agreement, the Administrator is not liable to the Trust or the Trust's shareholders for any action or inaction of the Administrator relating to any event whatsoever in the absence of bad faith, willful misfeasance, or gross negligence in the performance of its duties or delegations under the Administration Agreement or by reason of reckless disregard of its obligations and duties under the Administration Agreement. Under the Administration Agreement, the Administrator and certain related parties (such as the Administrator's officers and persons who control the Administrator) are indemnified by the Trust against any and all claims and expenses related to the Administrator's actions or omissions that are consistent with the Administrator's contractual standard of care.

Table 4 in Appendix B shows the dollar amount of the fees payable to the Administrator, the amount of the fee waived by the Administrator, and the actual fees received by the Administrator. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).


2. Fund Accountant

As fund accountant, pursuant to an accounting agreement (the "Accounting Agreement") with the Trust, the Accountant provides fund accounting services to the Fund. These services include calculating the Fund's NAV.

For its services, the Accountant receives from the Adviser a monthly fee of $2,500, $500 per month for each class above one, 0.03% of the Fund's annual average daily net asset on the first $50 million in fund assets, 0.01% of the Fund's annual average daily net asset on the next $450 million in fund assets, 0.005% of the Fund's annual average daily net asset on fund assets over $500 million and certain surcharges based upon the Fund's asset level as well as the number and type of the Fund's portfolio transactions and positions.

The Accounting Agreement with respect to the Fund continues in effect until terminated, provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Accounting Agreement is terminable with or without cause and without penalty by the Trust or by the Accountant with respect to the Fund on 90 days' written notice to the Trust. The Accounting Agreement is also terminable for cause by the non-breaching party on at least 30 day's written notice to the other party.

Under the Accounting Agreement, the Accountant is not liable for any action or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith, gross negligence or by reason of reckless disregard of its obligations and duties under the agreement. Under the Accounting Agreement, the Accountant and certain related parties (such as the Accountant's officers and persons who control the Accountant) are indemnified by the Trust against any and all claims and expenses related to the Accountant's actions or omissions that are consistent with the Accountant's contractual standard of care.

Under the Accounting Agreement, in calculating the Fund's NAV, the Accountant is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The agreement also provides that the Accountant will not be liable to a shareholder for any loss incurred due to an NAV difference if such difference is less than or equal to 1/2 of 1% or if the loss in the shareholder's account with the Trust is less than or equal to $10.00. In addition, the Accountant is not liable for the errors of others, including the companies that supply securities prices to the Accountant and the Fund.


Table 5 in Appendix B shows the dollar amount of the fees accrued by the Fund, the amount of the fee waived by the Accountant, and the actual fees received by the Accountant. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

3. Transfer Agent

As transfer agent and distribution paying agent, pursuant to a transfer agent agreement ("Transfer Agency Agreement") with the Trust, the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the Office of Comptroller of the Currency.

4. Custodian

As custodian, pursuant to an agreement with the Trust, Citibank, N.A. safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The custodian may employ subcustodians to provide custody of the Fund's domestic and foreign assets. The custodian is located at 388 Greenwich Street, New York, New York 10013.

5. Legal Counsel


Kirkpatrick & Lockhart Nicholson Graham LLP, 1601 K Street, Washington D.C. 20006, passes upon legal matters in connection with the issuance of shares of the Trust.


6. Independent Registered Public Accounting Firm


Deloitte & Touche LLP, 200 Berkeley Street, 14/th/ Floor, Boston,
Massachusetts, 02116-5022, is the Fund's independent registered public accounting firm, providing audit services, tax services and assistance with respect to the preparation of filings with the U.S. Securities and Exchange Commission.


4. Portfolio Transactions
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A. How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated.

When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B. Commissions Paid


Table 6 in Appendix B shows the aggregate brokerage commissions paid by the Fund. The data is presented for the past three fiscal years.

C. Adviser Responsibility for Purchases and Sales

The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of the Adviser. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser seeks "best execution" for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser's primary consideration in executing transactions for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

D. Choosing Broker-Dealers


The Adviser seeks "best execution" for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker. The Adviser may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

The Adviser may also give consideration to brokerage and research services furnished by brokers to the Adviser and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. Research is designed to augment the Adviser's own internal research and investment strategy capabilities. This research may include reports that are common in the industry such industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service all of the Adviser's accounts, although a particular client may not benefit from all the research received on each occasion. The Adviser's fees are not reduced by reason of the Adviser's receipt of research services. Since most of the Advisers brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Adviser's clients and the Fund's investors.

Table 7 in Appendix C lists each broker to whom the Fund directed brokerage over the last fiscal year in return for research services, the amount of transactions so directed and the amount of commissions earned by the broker therefrom.

E. Counterparty Risk


The Adviser monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.


F. Other Accounts of the Adviser


Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, with required consents, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.


G. Portfolio Turnover


The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses. "Portfolio Turnover Rate" is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which the Fund invests, are excluded from the calculation of portfolio turnover rate.


H. Securities of Regular Broker-Dealers

From time to time the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that:
(1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or
(3) sold the largest amount of the Fund's shares during the Fund's last fiscal year. Table 8 in Appendix B lists the regular brokers and dealers of the fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Funds' most recent fiscal year.

I. Portfolio Holdings

Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in forms required to be filed with the SEC. Portfolio holdings as of the end of the Fund's annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report. Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. You may request a copy of the Fund's latest semi-annual report to shareholders or a copy of the Fund's latest Form N-Q which contains the Fund's portfolio holdings by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund's latest Form N-Q by accessing the SEC's website at www.sec.gov.

In addition, the Fund's Adviser makes publicly available, on a quarterly basis, information regarding the Fund's top ten holdings (including name and percentage of the Fund's assets invested in each such holding) and the percentage breakdown of the Fund's investments by country, sector and industry, as applicable. This holdings information is made available through the Fund or Adviser's website, marketing communications (including printed advertisements and sales literature), and/or the Fund's Transfer Agent telephone customer service center that supports the Fund. This quarterly holdings information is released within 15 days after the quarter end.

The Fund's nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund's operation that the Fund has retained them to perform. The Fund's
Adviser, who manages the Fund's portfolio, has regular and continuous access to the Fund's portfolio holdings. In addition, the Fund's Adviser, Administrator, Custodian, Distributor and Fund Accountant as well as proxy voting services
(ISS), mailing services and financial printers may have access to the Fund's nonpublic portfolio holdings information on an ongoing basis. The Fund's Trustees and officers, and legal counsel to the Fund and to the Independent Trustees, and the Fund's regostered public accoutning firm may receive portfolio holdings information on an as needed basis. Mailing services (ADP) and financial printers (currently RR Donnelley) receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter.

From time to time the Adviser also may disclose nonpublic information regarding the Fund's portfolio holdings to certain mutual fund consultants, analysts and rating and ranking entities, or other entities or persons ("Recipients") that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if the Compliance Committee of the Board determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has a legitimate business purposes for the disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will implement or have in place procedures to monitor compliance by its employees with the term of the confidentiality agreement; and
(3) upon request from the Adviser or the Fund, will return or promptly destroy the information. The Compliance Committee shall report to the Board of Trustees at the next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Compliance Committee's reasons for determining to permit such disclosure.

No compensation is received by the Fund, nor, to the Fund's knowledge, paid to the adviser or any other party, by any service provider or any other person in connection with the disclosure of the Fund's portfolio holdings. With respect to the Trustees, its officers, the Adviser, the administrator and the distributor, the Board has approved codes of ethics (collectively, "Codes") that are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund's portfolio holdings. In addition, the Fund's service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.


5. Purchase and Redemption Information
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A. General Information


You may effect purchases or redemptions or request any shareholder privilege in person at the Transfer Agent's offices located at Two Portland Square, Portland, Maine 04101.


The Fund accepts orders for the purchase or redemption of shares of each class on any weekday except days when the New York Stock Exchange is closed, but under unusual circumstances, may accept orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

The shares of the Fund may not be available for sale in the state in which you reside. Please check with your investment professional to determine the Fund's availability.

B. Additional Purchase Information

Shares of each class of the Fund are sold on a continuous basis by the Distributor at NAV without a sales charge.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

1. IRAs

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the contribution is received.

2. UGMAs/UTMAs

If the custodian's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the custodian must provide instructions in a matter indicating custodial capacity.

3. Purchases through Financial Institutions


You may purchase and redeem shares through Financial Institutions. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund. Your order will be priced at the Fund's NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with the Fund's prospectus or the Financial Institution's contractual arrangements with the Fund.

The Financial Institutions may accept purchase, redemption, and other requests on behalf of the Fund. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund. Your order will be priced at the Fund's NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with the Fund's prospectus or the Financial Institution's contractual arrangements with the Fund and/or its agents.

If you purchase shares through a Financial Institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. The Fund is not responsible for the failure of any Financial Institution to carry out its obligations.

Investors purchasing shares of the Fund through a Financial Institution should read any materials and information provided by the Financial Institution to acquaint themselves with its procedures and any fees that the institution may charge.


C. Additional Redemption Information

You may redeem Fund shares at NAV.


The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder; or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.


1. Suspension of Right of Redemption

Under normal circumstances, the Fund will send redemption proceeds to you within a week. The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

2. Redemption-In-Kind

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

3. NAV Determination

In determining the NAV of a Fund class, securities for which market quotations are readily available are valued at current market value using the valuation price provided by an independent pricing service. If no sales price is reported, the mean of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

4. Distributions

Distributions of net investment income will be reinvested at the NAV of the applicable Fund class (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV of the applicable Fund class (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

6. Taxation
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The tax information set forth in the Prospectus and the information in this section relates solely to Federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisors as to the Federal, state, local and foreign tax provisions applicable to them.

A. Qualification as a Regulated Investment Company

The Fund intends, for each tax year, to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year end of the Fund is March 31 (the same as the Fund's fiscal year end).

1. Meaning of Qualification

As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company the Fund must satisfy the following requirements:

  . The Fund must distribute at least 90% of its investment company taxable income each tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).

  . The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities.

  . The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

2. Failure to Qualify

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

B. Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met. To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income. The Fund's distributions of dividends that it received from REITs generally do not constitute "qualified dividend income."

The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

The Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- or long-term). All capital loss carryovers are listed in the Fund's financial statements. Any such losses may not be carried back.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares with an NAV at the time of purchase that reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year.

The Fund will send you information annually as to the Federal income tax consequences of distributions made (or deemed made) during the year.

C. Certain Tax Rules Applicable to the Fund's Transactions

For Federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered "Section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by the Fund at the end of each tax year are "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. The Fund can elect to exempt its Section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of Section 1256.

Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain.

If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for Federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to United States Federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (1) it derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." The Fund could elect to "mark-to market" stock in a PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% distribution requirement described above and calendar year distribution requirement described below.

D. Federal Excise Tax

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 (or December 31, if the Fund so elects) of the calendar year. The balance of the Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E. Sale, Exchange or Redemption of Shares

In general, you will recognize gain or loss on the sale, exchange or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale, exchange or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) Fund shares within 30 days before or after the sale, exchange or redemption (a so called "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale, exchange or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange or redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

F. Backup Withholding

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions and the proceeds of redemptions of shares paid to you if you: (1) have failed to provide your correct taxpayer identification number; (2) are otherwise subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Fund that you are not subject to backup withholding or that you are a corporation or other "exempt recipient." Backup withholding is not an additional tax; rather, any amounts so withheld may be credited against your Federal income tax liability or refunded.

G. Foreign Shareholders

Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

If the income from the Fund is not effectively connected with your U.S. trade or business, distributions of ordinary income (excluding short-term capital gains and portfolio interest income paid during the taxable years of the fund beginning before January 1, 2008) paid to you will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. You generally would be exempt from Federal income tax on gain realized on the sale of shares of the Fund and distributions of net capital gain from the Fund and portfolio interest income paid during the taxable years of the Fund beginning before January 8, 2008. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from the Fund is effectively connected with your U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a non-corporate foreign shareholder, the Fund may be required to withhold Federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in the Fund can differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.

H. State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Fund.

I. Foreign Income Tax

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries cannot be determined.

7. Other Matters
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A. The Trust and Its Shareholders

1. General Information

Forum Funds was organized as a statutory trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:


Absolute Strategies Fund /(1)/                     Dover Responsibility Fund /(1)/
Adams Harkness Small Cap Growth Fund               Fountainhead Special Value Fund
Austin Global Equity Fund                          Golden Large Core Value Fund /(6)/
Auxier Focus Fund /(2)/                            Golden Small Core Value Fund /(6)/
Brown Advisory Growth Equity Fund /(3)/            Jordan Opportunity Fund
Brown Advisory Intermediate Income Fund /(3)/      Mastrapasqua Growth Fund
Brown Advisory International Fund /(4)/            Merk Hard Currency Fund /(6)/
Brown Advisory Maryland Bond Fund /(4)/            Payson Total Return Fund
Brown Advisory Opportunity Fund /(3)/              Payson Value Fund
Brown Advisory Real Estate Fund /(4)/              Polaris Global Value Fund
Brown Advisory Small-Cap Growth Fund /(5)/         Shaker Fund
Brown Advisory Small-Cap Value Fund /(3)/          SteepleView Fund
Brown Advisory Value Equity Fund /(3)/             Winslow Green Growth Fund /(6)/
DF Dent Premier Growth Fund



/(1)/ The Trust offers shares of beneficial interest in Institutional, A and C classes of this series.
/(2)/ The Trust offers shares of beneficial interest in Investor, A and C classes of this series.
/(3)/ The Trust offers shares of beneficial interest in Institutional and A classes of this series.
/(4)/ The Trust offers shares of beneficial interest in an Institutional class of this series.
/(5)/ The Trust offers shares of beneficial interest in Institutional and A classes of this series. The Fund has ceased the public offering of D Shares. This means that the class is closed to new investors and current shareholders cannot purchase additional shares.
/(6)/ The Trust offers shares of beneficial interests in Institutional and Investor classes of these series.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.


The Trust and each series and class thereof will continue indefinitely until terminated.


2. Series and Classes of the Trust

Each series or class of the Trust may have a different expense ratio and its expenses will effect each class' performance. For more information on any other series or class of shares of the Trust, investors may contact the Transfer Agent.

3. Shareholder Voting and Other Rights

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights. Fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each series or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those such series or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series') shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

4. Termination or Reorganization of Trust or Its Series

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, with shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

B. Fund Ownership


As of July 5, 2006, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of beneficial interest of the Fund.

Also as of that date, certain of record owned 5% or more of the shares of the Fund. Shareholders known by the Fund to own beneficially 5% or more of a class of shares of the Fund are listed in Table 9 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of July 5, 2006 the following shareholders of record may be deemed to control the Fund. "Control" for this purpose is the ownership of 25% or more of the Fund's voting securities.



                                                          Percentage of
Name                                                       Fund Owned
----                                                      -------------
Charles Schwab & Co., Inc. - Mutual Funds*
Special custody account for the exclusive benefit of
customers
101 Montgomery Street
San Francisco, CA 94104                                       31.34%

National Financial Services, LLC**
200 Liberty Street
One World Financial Center, 5th Floor
New York, NY 10281                                            25.21%



* Charles Schwab & Co., Inc. is a corporation organized under the laws of California and is a subsidiary of The Charles Schwab Corporation.

** National Financial Services, LLC. is a corporation organized under the laws of Massachusetts and is a subsidiary of Fidelity Global Brokerage Group, Inc., a wholly owned subsidiary of FMR Corp.


C. Limitations on Shareholders' and Trustees' Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust's Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust's Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D. Proxy Voting Procedures


A copy of the Trust's and Adviser's proxy voting procedures are included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended

June 30 is available (1) without charge, upon request, by contacting the Transfer Agent at (866) 637-5386 and (2) on the SEC's website at www.sec.gov.


E. Code of Ethics

The Trust, the Adviser and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Trust, the Adviser and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchase or held by the Fund, subject to certain limitations.

F. Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.


G. Financial Statements

The Fund's Financial Statements and Financial Highlights for the fiscal year ended March 31, 2006 are incorporated by reference into this SAI from the Fund's Annual Report to shareholders and have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing. As of March 31, 2006, only the Investor share class was operational.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS
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Corporate Bonds (Including Convertible Bonds)

Moody's

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risk, appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds, which are rated Ba, are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note

     Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S & P

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC   An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The "r" symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Fitch

      Investment Grade

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

      Speculative Grade

BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC
CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD
DD, D Default. Securities are not meeting current obligations and are extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, 'DD' indicates expected recovery of 50% - 90% of such outstandings, and 'D' the lowest recovery potential, i.e. below 50%.

Short Term Ratings

Moody's

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        .   Leading market positions in well-established industries.
        .   High rates of return on funds employed.
        .   Conservative capitalization structure with moderate reliance on debt and ample asset protection.
        .   Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
        .   Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not     Issuers rated Not Prime do not fall within any of the Prime rating
Prime   categories.

S&P

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

APPENDIX B - MISCELLANEOUS TABLES
--------------------------------------------------------------------------------

Table 1 - Investment Advisory Fees

The following table shows the dollar amount of advisory fees accrued by the Fund, the amount of fee that was waived by the Adviser, if any, and the actual fee received by the Adviser.



                                       Advisory Fee Advisory Fee Advisory Fee
Merk Hard Currency Fund                  Accrued       Waived      Retained
-----------------------                ------------ ------------ ------------
Year Ended March 31, 2006                $41,764        $264       $41,500



Table 2 - Distribution Fees

The following table shows the dollar amount of fees payable by the Fund, pursuant to the 12b-1 Distribution Plan, the amount of fee that was waived by the Distributor or its agents, if any, and the actual fees received by the Distributor or its agents.



Merk Hard Currency Fund                   Fee Accrued Fee Waived Fee Retained
-----------------------                   ----------- ---------- ------------
Year Ended March 31, 2006                   $10,441       $0       $10,441



Table 3 - Compliance Fees

The following table shows the dollar amount of fees payable to the Distributor, the amount of the fee that was waived by the Distributor, if any, and the actual fee received by the Distributor.



                               Compliance Fees Compliance Fees Compliance Fees
Merk Hard Currency Fund             Paid           Waived         Retained
-----------------------        --------------- --------------- ---------------
Year Ended March 31, 2006          $22,629         $1,786          $20,843



Table 4 - Administration Fees

The following table shows the dollar amount of administration fees paid to the Administrator, the amount of fees that was waived by the Administrator, if any, and the actual fees received by the Administrator.



                               Administration Administration Administration
Merk Hard Currency Fund          Fees Paid      Fee Waived    Fee Retained
-----------------------        -------------- -------------- --------------
Year Ended March 31, 2006         $22,150        $19,922         $2,228



Table 5 - Accounting Fees

The following table shows the dollar amount of accounting fees paid to the Accountant, the amount of fees that was waived by the Accountant, if any, and the actual fees received by the Accountant.



                                Accounting Fees Accounting Fee Accounting Fee
Merk Hard Currency Fund              Paid           Waived        Retained
-----------------------         --------------- -------------- --------------
Year Ended March 31, 2006           $27,946           $0          $27,946

Table 6 - Commissions

The following table shows the aggregate brokerage commissions paid by the Fund.



                                                Total             % of
                                              Brokerage        Brokerage          % of
                                             Commissions      Commissions     Transactions
                                            ($) Paid to an     Paid to an      Executed by
                                  Total    Affiliate of the Affiliate of the an Affiliate of
                                Brokerage       Fund,            Fund,          the Fund,
                               Commissions    Adviser or       Adviser or      Adviser or
                                   ($)       Distributor      Distributor      Distributor
                               ----------- ---------------- ---------------- ---------------
Year Ended March 31, 2006        $1,231           $0               0%               0%



Table 7 - Directed Brokerage

The following table lists each broker to whom the Fund directed brokerage in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom.



                                                                  Amount of
                                                                 Commissions
                                          Broker Amount Directed  Generated
                                          ------ --------------- -----------
Year Ended March 31, 2006                  N/A         N/A           N/A



Table 8 - Securities of Regular Brokers or Dealers

The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.



Regular Broker Dealer      Value Held
---------------------      ----------
N/A                           N/A



Table 9 - 5% Shareholders

The following table lists (1) the persons who owned of record 5% or more of the outstanding Fund shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of a class of shares of the Fund shares, as of July 5, 2006:



Name and Address                                            Shares    % of Fund
----------------                                          ----------- ---------
Charles Schwab & Co., Inc. - Mutual Funds
Special custody account for the exclusive benefit of
customers
101 Montgomery Street
San Francisco, CA 94104                                   950,356.174   31.34%

National Financial Services, LLC
200 Liberty Street
One World Financial Center, 5th Floor
New York, NY 10281                                        764,559.807   25.21%

APPENDIX C - PROXY VOTING PROCEDURES
--------------------------------------------------------------------------------

                                  FORUM FUNDS

                POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

                                 July 31, 2003
                         As Amended September 14, 2004

   SECTION 1. PURPOSE

   Shareholders of the various series of Forum Funds and Monarch Funds (collectively, the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

   This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by each Fund.

   SECTION 2. RESPONSIBILITIES

   (A) Adviser. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by the Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by the Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

   The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

   The Adviser shall be responsible for coordinating the delivery of proxies by the fund's custodian to the adviser or to an agent of the adviser selected by the adviser to vote proxies with respect to which the Adviser has such discretion (a "proxy voting service").

   (B) Proxy Manager. The Trust will appoint a proxy manager (the "Proxy Manager"), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust's other service providers with these policies. The Proxy Manager will, from to time, periodically review the policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these policies.

   SECTION 3. SCOPE

   These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which the Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

   SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

   (A)  General

        (1) Use of Adviser Proxy Voting Guidelines or Proxy Voting Service. If
        (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust's Board of Trustees (the "Board") has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund's proxies and has approved such guidelines; and (C) the Adviser's or Proxy Voting Service's Guidelines are filed as an exhibit to the applicable Fund's Registration Statement (each considered "Adviser Guidelines"), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund's proxies consistent with such Adviser Guidelines.

        (2) Independence. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

        (3) Absence of Proxy Voting Service Guidelines. In the absence of Adviser Guidelines, the Adviser shall vote the Fund's proxies consistent with Sections B and C below.

   (B)  Routine Matters

   As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

        (1) Election of Directors. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

        (2) Appointment of Auditors. Management recommendations will generally be supported.

        (3) Changes in State of Incorporation or Capital Structure. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

   (C)  Non-Routine Matters

        (1) Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis.

        (2) Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

        (3) Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

        (4) Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

        (5) Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

   (D)  Conflicts of Interest

   Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A "conflict of interest" includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the Board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted.

   If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

   (E)  Abstention

      The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

APPENDIX C - ADVISOR PROXY VOTING PROCEDURES
--------------------------------------------------------------------------------

                             MERK INVESTMENTS, LLC
                     PROXY VOTING PROCEDURES AND POLICIES
                       REGARDING MERK HARD CURRENCY FUND

I. GENERAL STATEMENT

Merk Investments, LLC (the "Adviser") has discretion to vote the proxies received by Merk Hard Currency Fund (the "Fund"), a series of Forum Funds (the "Trust"), a registered investment company. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Adviser will vote those proxies in the best interest of the Fund's shareholders and in accordance with these procedures and policies.

II. POLICIES AND PROCEDURES FOR VOTING PROXIES

   In its role as investment adviser to the Fund, Adviser has adopted those proxy voting policies adopted by the Trust, which are attached hereto. To the extent that the Trust's policies do not cover potential voting issues with respect to proxies received by the Fund, the Fund has delegated to the Adviser the authority to act on its behalf to promote the Fund's investment objectives, subject to the provisions of the Trust's policies regarding resolution of a conflict of interest with respect to the Adviser.

   The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of the Fund. A "conflict of interest," means any circumstance when the Adviser (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted. The Adviser has adopted the Trust's procedures as they relate to the resolution of conflicts of interest with respect to voting Fund shares.

III. RECORDKEEPING

   The Portfolio Manager or their staff will maintain files relating to the Adviser's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

   A. Copies of the proxy voting procedures and policies, and any amendments thereto.

   B. A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

   C. A record of each vote that the Adviser casts.

   D. A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

   E. A copy of each written client request for information on how the Adviser voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

IV. DISCLOSURE

   A. The Adviser will disclose in its Form ADV Part II that its clients may contact the Transfer Agent, by toll-free telephone number in order to obtain information on how the Adviser voted such client's proxies, and to request a copy of these procedures and policies. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about,
(1) the name of the issuer, (2) the proposal voted upon and (3) how the Adviser voted the client's proxy.

   B. A concise summary of these Proxy Voting Procedures and Policies will be included in the Adviser's Form ADV Part II, and will be updated whenever these procedures and policies are amended. The Adviser will arrange for the Form ADV to be updated and for these policies and procedures to be made available upon request.

Statement of Additional Information
--------------------------------------------------

August 1, 2006


Investment Adviser:                                 Payson Value Fund

H.M. Payson & Co.
P.O. Box 31                                         Payson Total Return Fund
One Portland Square
Portland, Maine 04112
www.hmpayson.com

Account Information
and Shareholder Services:
Citigroup Fund Services, LLC
P.O. Box 446
Portland, Maine 04112
(800) 805-8258


This Statement of Additional Information (the "SAI") supplements the Prospectus dated August 1, 2006, as may be amended from time to time, offering shares of Payson Value Fund and Payson Total Return Fund (the "Funds"), two separate series of Forum Funds, a registered, open-end management investment company (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.

Financial Statements for each Fund for the year ended March 31, 2006, included in the Annual Report to shareholders, are incorporated into this SAI by reference. Copies of the Annual Report may be obtained, without charge, upon request by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.

Table of Contents
--------------------------------------------------------------------------------


GLOSSARY...................................................................   1

1. INVESTMENT POLICIES AND RISKS...........................................   2

2. INVESTMENT LIMITATIONS..................................................  12

3. MANAGEMENT..............................................................  14

4. PORTFOLIO TRANSACTIONS..................................................  22

5. PURCHASE AND REDEMPTION INFORMATION.....................................  24

6. TAXATION................................................................  26

7. OTHER MATTERS...........................................................  30

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS............................. A-1

APPENDIX B - MISCELLANEOUS TABLES.......................................... B-1

APPENDIX C - PROXY VOTING PROCEDURES....................................... C-1

Glossary
--------------------------------------------------------------------------------

As used in this SAI, the following terms have the meanings listed.

"Accountant" means Citigroup.

"Administrator" means Citigroup.

"Adviser" means H.M. Payson & Co.

"Board" means the Board of Trustees of the Trust.

"CFTC" means Commodities Future Trading Commission.

"Citigroup" means Citigroup Fund Services, LLC.

"Code" means the Internal Revenue Code of 1986, as amended.

"Custodian" means Citibank, N.A.

"Distributor" means Foreside Fund Services, LLC.

"Fitch" means Fitch Ratings.


"Fund" means each of Payson Value Fund the Payson Total Return Fund.


"Independent Trustee" means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

"IRS" means Internal Revenue Service.

"Moody's" means Moody's Investors Service.

"NRSRO" means a nationally recognized statistical rating organization.

"NAV" means net asset value per share.

"SAI" means Statement of Additional Information.

"SEC" means the U.S. Securities and Exchange Commission.


"S&P" means Standard & Poor's, a Division of the McGraw Hill Companies.


"Transfer Agent" means Citigroup.

"Trust" means Forum Funds.

"U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

"1933 Act" means the Securities Act of 1933, as amended.

"1940 Act" means the Investment Company Act of 1940, as amended.

1. Investment Policies and Risks
--------------------------------------------------------------------------------

Each Fund is a diversified series of the Trust. This section discusses in greater detail than the Funds' Prospectus certain investments that the Funds may make. A Fund will make only those investments described below that are in accordance with its investment objectives and policies.

A. Security Ratings Information

Payson Total Return Fund's investments in debt securities are subject to credit risk relating to the financial condition of the issuers of the securities. The Fund may invest in investment grade debt securities and non-investment grade debt securities. Investment grade means rated in the top four long-term rating categories by an NRSRO, or unrated and determined by the Adviser to be of comparable quality.

The lowest ratings that are investment grade for corporate bonds, including convertible bonds, are "Baa" in the case of Moody's and "BBB" in the case of S&P and Fitch; for preferred stock the lowest ratings are "Baa" in the case of Moody's and "BBB" in the case of S&P. The Fund may invest up to 5% of its total assets in non-investment grade debt securities. Non-investment grade debt securities (commonly known as "junk bonds") have significant speculative characteristics and generally involve greater volatility of price than investment grade securities. Unrated securities may not be as actively traded as rated securities. A Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.


Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Fund, the Adviser will determine whether the Fund should continue to hold the obligation. To the extent that the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.


B. Equity Securities

1. General

Common and Preferred Stock. Each Fund may invest in common and preferred stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Warrants. Each Fund may invest in warrants. Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

Depositary Receipts. Each Fund may invest in depository receipts. A depositary receipt is a receipt for shares of a foreign-based company that entitles the holder to distributions on the underlying security. Depositary receipts include sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar global instruments. The Funds may invest up to 20% of their assets in ADRs and EDRs. ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs (sometimes called Continental Depositary Receipts) are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and are designed for use in European securities markets. Each Fund invests in depositary receipts in order to obtain exposure to foreign securities markets.

2. Risks

Common and Preferred Stock. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth. If you invest in a Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

Convertible Securities. Investment in convertible securities generally entails less risk than an investment in the issuer's common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Warrants. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

Depositary Receipts. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

C. Debt Securities

1. General


Each Fund may invest in debt securities including corporate debt obligations, U.S. Government Securities, mortgage-related securities and variable and floating rate securities.

Corporate Debt Obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. Companies use these instruments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. In addition, the Funds may invest in corporate debt securities registered and sold in the United States by foreign issuers (Yankee bonds) and those sold outside the United States by foreign or U.S. issuers (Eurobonds). The Funds intends to restrict its purchases of these securities to issues denominated and payable in United States dollars. The Funds may only invest in commercial paper that is rated in one of the two highest short-term rating categories by an NRSRO or, if unrated, is judged by the adviser to be of comparable quality.

Financial Institution Obligations. Obligations of financial institutions include, among other things, negotiable certificates of deposit and bankers' acceptances. The Funds may invest in negotiable certificates of deposit and bankers' acceptances issued by commercial banks doing business in the United States that have, at the time of investment, total assets in excess of one billion dollars and are insured by the Federal Deposit Insurance Corporation. Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft, which has been drawn by a customer, and are usually backed by goods in international trade. Certificates of deposit which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Fund but may be subject to early withdrawal penalties which could reduce the Fund's performance.


U.S. Government Securities. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the United States (such as mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (such as Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (such as Federal Home Loan Mortgage Corporation securities).

Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.


Mortgage-Related Securities. The Funds may invest in mortgage-related securities that are U.S. Government Securities or are rated in one of the two highest rating categories by an NRSRO or, if unrated, are judged by the Adviser to be of comparable quality. Mortgage-related securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by commercial lenders.


Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Funds may purchase pools of adjustable-rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage poolers apply qualification standards to lending institutions which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. Most mortgage-related securities, however, are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities' effective maturities.

Government and Agency Mortgage-Related Securities. The principal issuers or guarantors of mortgage-related securities are the Government National Mortgage Association ("GNMA"), Fannie Mae ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA, a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development ("HUD"), creates pass-through securities from pools of government guaranteed (Federal Housing Authority or Veterans Administration) mortgages. The full faith and credit of the U.S. Government back the principal and interest on GNMA pass-through securities.

FNMA, which is a U.S. Government-sponsored corporation owned entirely by private stockholders that is subject to regulation by the Secretary of HUD, and FHLMC, a corporate instrumentality of the U.S. Government, issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. FNMA guarantees full and timely payment of all interest and principal, and FHMLC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. The full faith and credit of the U.S. Government do not back mortgage-related securities from FNMA and FHLMC.


Privately Issued Mortgage-Related Securities. Each Fund may invest in privately issued mortgage-backed securities. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-related securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans.


Privately-issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many non-governmental issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately-issued mortgage-related securities is smaller and less liquid than the market for mortgage-related securities issued by U.S. government issuers.

Stripped Mortgage-Related Securities. Stripped mortgage-related securities are multi-class mortgage-related securities that are created by separating the securities into their principal and interest components and selling each piece separately. Stripped mortgage-related securities are usually structured with two classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets.

Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities ("ARMs") are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate, and that may be subject to certain limits. Although the rate adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or changes in the issuer's creditworthiness. Changes in the interest rates on ARMs may lag behind changes in prevailing market interest rates. This may result in a slightly lower net value until the interest rate resets to market rates. Thus, a Fund could suffer some principal loss if the Fund sold the securities before the interest rates on the underlying mortgages were adjusted to reflect current market rates. Some adjustable rate securities (or the underlying mortgages) are subject to caps or floors, that limit the maximum change in interest rates during a specified period or over the life of the security.

Collateralized Mortgage Obligations. Collateralized mortgage obligations ("CMOs") are multiple-class debt obligations that are fully collateralized by mortgage-related pass-through securities or by pools of mortgages ("Mortgage Assets"). Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as "tranches") of CMOs have priority over other classes with respect to the receipt of mortgage prepayments.

Multi-class mortgage pass-through securities are interests in trusts that hold Mortgage Assets and have multiple classes similar to those of CMOs. Payments of principal and interest on the underlying Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned amortization class mortgage-related securities ("PAC Bonds") are a form of parallel pay CMO. PAC Bonds are designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a contemplated range. CMOs may have complicated structures and generally involve more risks than simpler forms of mortgage-related securities.

Variable and Floating Rate Securities. Debt securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index. Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as "inverse floaters"). Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This mechanism may increase the volatility of the security's market value while increasing the security's yield.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, a Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. The Funds intend to purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, a Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for a Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. A Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Adviser monitors the liquidity of each Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

2. Risks


General. The market value of the interest-bearing fixed income securities held by a Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's debt securities. As a result, an investment in each Fund is subject to risk even if all fixed income securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.


Yields on fixed income securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Fixed income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.


Credit Risk. Each Fund's investments in fixed income securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, the Fund will generally buy debt securities that are rated by an NRSRO in the top four long-term rating categories or in the top two short-term rating categories. Moody's, Standard & Poor's and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of securities by several NRSROs is included in Appendix A. The Adviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are not, however, absolute standards of quality. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Consequently, similar securities with the same rating may have different market prices. In addition, rating agencies may fail to make timely changes in credit ratings and the issuer's current financial condition may be better or worse than a rating indicates.


Each Fund may retain a security that ceases to be rated or whose rating has been lowered below the Fund's lowest permissible rating category if the Adviser determines that retaining the security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

Each Fund may purchase unrated securities if the Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities.

Mortgage-Related Securities. The value of mortgage-related securities may be significantly affected by changes in interest rates, the markets' perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize mortgage-related securities depends in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. Some mortgage-related securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-related security will influence the yield of that security, affecting the Fund's yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund to the extent they retain the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates then those of their previous investments. If this occurs, the Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-related securities, reducing their sensitivity to changes in market interest rates. To the extent that the Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-related securities may contain elements of credit enhancement, consisting of either: (1) liquidity protection; or
(2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these. The Fund will not pay any additional fees for credit enhancements for mortgage-related securities, although the credit enhancement may increase the costs of the mortgage-related securities.


Non-Investment Grade Securities. The Funds may invest in securities rated below the fourth highest rating category by an NRSRO or which are unrated and judged by the Adviser to be comparable quality. Such high risk securities (commonly referred to as "junk bonds") are not considered to be investment grade and have speculative or predominantly speculative characteristics. Non-investment grade, high risk securities provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These lower rated securities involve greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of lower rated securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates.


D. Options and Futures

1. General

Each Fund may seek to hedge against either a decline in the value of securities it owns or an increase in the price of securities which it plans to purchase by purchasing and writing (selling) covered options on securities in which it invests and on any securities index based in whole or in part on securities in which the Fund may invest. Payson Value Fund may also buy and sell stock index futures and Payson Total Return Fund may buy and sell stock index futures. Both Funds may purchase and sell futures contracts on Treasury bills, Treasury bonds and other financial instruments and may write covered call options and purchase and sell out and call options on those futures contracts. The Funds may only invest in options traded on an exchange or in an over-the-counter market.

The Trust, on behalf of the Funds, has filed a notice with the National Futures Association claiming exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "Act") and therefore the Funds are not subject to registration or regulation as a commodity pool operator under the Act.

2. Options and Futures Strategies

Options on Securities. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors, including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

Options on Indices. An index assigns relative values to the securities in the index, and the index fluctuates with changes in the market values of the securities included in the index. Index options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash and do not involve delivery of securities. Thus, upon exercise of index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the index.

Options on Futures. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell a security, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

Futures Contracts and Index Futures Contracts. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash, an underlying debt security or a currency, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts.

3. Limitations on Options and Futures Transactions

A Fund will not hedge more than 30% of its total assets by selling futures contracts, buying put options and writing call options. In addition, a Fund will not buy futures contracts or write put options whose underlying value exceeds 10% of the Fund's total assets. A Fund will also not purchase call options if the underlying value of all such options would exceed 5% of the Fund's total assets. A Fund will not enter into futures contracts and options, if immediately thereafter, more than 5% of the Fund's total assets would be invested in these options or committed to margin on futures contracts.


Each Fund will only invest in futures and options contracts after providing notice to its shareholders and filing a notice of eligibility (if required) and otherwise complying with the requirements of the CFTC. The CFTC's rules provide that the Funds are- permitted to purchase such futures or options contracts only: (1) for bona fide hedging purposes within the meaning of the rules of the CFTC; provided, however, that in the alternative with respect to each long position in a futures or options contract entered into by a Fund, the underlying commodity value of such contract at all times does not exceed the sum of cash, short-term United States debt obligations or other United States dollar denominated short-term money market instruments set aside for this purpose by the Fund, accrued profit on the contract held with a futures commission merchant and cash proceeds from existing Fund investments due in 30 days; and (2) subject to certain other limitations.


4. Risks of Options and Futures Transactions

There are certain investment risks associated with options and futures transactions. These risks include: (1) dependence on the Adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which a Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Fund's ability to limit exposures by closing its positions.

Other risks include the inability of a Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices on related options during a single trading day. A Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. A Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. A Fund's activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce a Fund's yield.

E. Illiquid and Restricted Securities

1. General

A Fund may not acquire securities or invest in repurchase agreements if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in illiquid securities.

The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days (2) purchased over-the-counter options; (3) securities which are not readily marketable; and
(4) except as otherwise determined by the Adviser, securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities").

2. Risks

Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. A Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

3. Determination of Liquidity

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are liquid.

F. Leverage Transactions

1. General

Each Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to a Fund through an investment technique is used to make additional Fund investments. Lending portfolio securities and purchasing securities on a when-issued, delayed delivery or forward commitment basis. The Funds use these investment techniques only when the Adviser believes that the leveraging and the returns available to the Funds from investing the cash will provide investors a potentially higher return.

Securities Lending. As a fundamental policy, each Fund may lend portfolio securities or participate in repurchase agreements in an amount up to 10% of its total assets to brokers, dealers and other financial institutions. Repurchase agreements are transactions in which a Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If a Fund enters into a repurchase agreement, it will retain possession of the purchased securities and any underlying collateral. Securities loans and repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund's loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest. In a portfolio securities lending transaction, a Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of a Fund's loans permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of a Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated.

When-Issued Securities and Forward Commitments. The Funds may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV. A purchase of securities on a "when-issued" or "forward commitment basis" will not be made if, as a result, more than 15% of a Fund's total assets would be committed to such transactions.

2. Risks

Leverage creates the risk of magnified capital losses. Losses incurred by a Fund may be magnified by borrowings and other liabilities that exceed the equity base of the Fund. Leverage may involve the creation of a liability that requires a Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the net asset value of the Fund's securities and the relatively greater effect on the net asset value of the securities caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Segregated Accounts. In order to attempt to reduce the risks involved in various transactions involving leverage, each Fund's custodian will set aside and maintain, in a segregated account, cash and liquid securities. The account's value, which is marked to market daily, will be at least equal to a Fund's commitments under these transactions.

G. Foreign Securities

Each Fund may invest up to 20% of their total assets in foreign securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates;
(3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of your assets.

Dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Commission rates payable on foreign transactions are generally higher than in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States, and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by a Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and a Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after a Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

H. Core and Gateway(R)

Each Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. A Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to a Fund's shareholders. The Board will not convert a Fund to a Core and Gateway structure without notice to the shareholders.

I. Securities of Investment Companies


Each Fund may invest in the securities of any investment company to the extent permitted by the 1940 Act.


J. Cash or Cash Equivalents

The Payson Total Return Fund may invest a significant portion of its total assets in cash or cash equivalents if the Adviser is unable to find investments selling at discounts to what the Adviser believes is their fair intrinsic value.

K. Temporary Defensive Position

Each Fund may assume a temporary defensive position and may invest without limit in money market instruments that are of prime quality. Prime quality money market instruments are those instruments that are rated in one of the two short-term highest rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, time deposits, bankers' acceptances and certificates of deposit issued by domestic banks, corporate notes and short-term bonds and money market mutual funds. Each Fund may only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which each Fund may invest may have variable or floating rates of interest. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.


Under normal circumstances, each Fund may also invest in money market instruments that are rated in one of the two highest rating categories by an NRSRO or, if unrated, are judged by the adviser to be of comparable quality.


2. Investment Limitations

For purposes of all investment policies of the Funds: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.


A fundamental policy of the Fund and th Fund's investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of a Fund may be changed by the Board without shareholder approval.

A. Fundamental Limitations

Each Fund has adopted the following investment limitations, that cannot be changed by the Board without shareholder approval. Neither Fund may:

1. Borrowing

Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, and provided that borrowings do not exceed 33 1/3% of the Fund's total assets (computed immediately after the borrowing).

2. Concentration

Purchase securities, other than U.S. Government Securities, if, immediately after each purchase, more than 25% of the Fund's total assets taken at market value would be invested in securities of issuers conducting their principal business activity in the same industry.

3. Diversification

With respect to 75% of its assets, purchase securities, other than U.S. Government Securities, of any one issuer, if: (1) more than 5% of the Fund's total assets taken at market value would at the time of purchase be invested in the securities of that issuer; or (2) such purchase would at the time of purchase cause the Fund to hold more than 10% of the outstanding voting securities of that issuer.

4. Underwriting Activities

Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

5. Making Loans

Make loans to other persons except for loans of portfolio securities and except through the use of repurchase agreements and through the purchase of commercial paper or debt securities which are otherwise permissible investments.

6. Purchases and Sales of Real Estate

Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

7. Purchases and Sales of Commodities

Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed to be physical commodities.

8. Issuance of Senior Securities

Issue senior securities except pursuant to Section 18 of the Investment Company Act of 1940 ("1940 Act") and except that the Fund may borrow money subject to investment limitations specified in the Fund's Prospectus.

9. Oil, Gas & Mineral Exploration

Invest in interests in oil or gas or interests in other mineral exploration or development programs.

A. Nonfundamental Limitations

Each Fund has adopted the following nonfundamental investment limitations that may be changed by the Board without shareholder approval. Neither Fund may:

1. Pledging

Pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

2. Margin and Short Sales

Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

3. Borrowing

Purchase securities for investment while any borrowing equaling 10% or more of the Fund's total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding 10% of the value of the Fund's total assets.

4. Illiquid Securities

Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than: (1) 15% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act ("Restricted Securities"); or (2) 10% of the Fund's total assets would be invested in Restricted Securities.

5. Real Property

Purchase or sell real property (including limited partnership interests but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies, which invest in real estate.)

In addition, the Payson Value Fund may not:

6. Investment in Other Investment Companies

Invest in securities of another registered investment company, except in connection with a merger, consolidation, acquisition or reorganization; and except that the Fund may invest up to 10% of its total assets in money market funds and privately-issued mortgage related securities to the extent permitted by the 1940 Act.

7. Warrants

Invest in warrants if: (1) more than 5% of the value of the Fund's net assets will be invested in warrants (valued at the lower of cost or market); or
(2) more than 2% of the value of the Fund's net assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. For purpose of this limitation, warrants acquired by the Fund in units or attached to securities are deemed to have no value.

3. Management
--------------------------------------------------------------------------------

A. Trustees and Officers


The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another registered investment company (collectively, the "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the capacities noted below for Monarch Funds with the exception of Messrs. Collier and Bright who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers is Two Portland Square, Portland, ME 04101, unless otherwise indicated. Each Trustee oversees 31 portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds. John Y. Keffer is an Interested Trustee/Director of Wintergreen Fund, Inc. and Monarch Funds.



                                               Term of Office
                                                    and
                              Position             Length               Principal Occupation(s)
       Name and               with the            of Time                       During
      Birth Date               Trust               Served                    Past 5 Years
----------------------- -------------------- ------------------ ----------------------------------------
Independent Trustees

J. Michael Parish       Chairman of the      Trustee since 1989 Retired; Partner, Wolf, Block, Schorr
Born: November 9, 1943  Board;               (Chairman since    and Solis-Cohen LLP (law firm) 2002 -
                        Trustee; Chairman,   2004)              2003; Partner, Thelen Reid & Priest
                        Compliance                              LLP (law firm) 1995 - 2002.
                        Committee,
                        Nominating
                        Committee and
                        Qualified Legal
                        Compliance
                        Committee

Costas Azariadis        Trustee; Chairman,   Since 1989         Professor of Economics, Washington
Born: February 15, 1943 Valuation Committee                     University (effective 2006;
                                                                Professor of Economics, University of
                                                                California-Los Angeles 1992- 2006.

James C. Cheng          Trustee; Chairman,   Since 1989         President, Technology Marketing
Born: July 26, 1942     Audit Committee                         Associates (marketing company for
                                                                small and medium sized businesses in
                                                                New England).

Interested Trustee

John Y. Keffer          Trustee; Chairman,   Since 1989         President, Forum Foundation (a
Born: July 15, 1942     Contracts Committee                     charitable organization) since 2005;
                                                                President, Forum Trust, LLC (a non-
                                                                depository trust company) since 1997;
                                                                President, Citigroup Fund Services,
                                                                LLC (Citigroup) 2003 - 2005;
                                                                President, Forum Financial Group,
                                                                LLC ("Forum") (a fund services
                                                                company acquired by Citibank, N.A. in
                                                                2003).

Officers

Simon D. Collier        President; Principal Since 2005         Managing Partner, Foreside Financial
Born: October 22, 1961  Executive Officer                       Group, LLC since April 2005; Chief
                                                                Operating Officer and Managing
                                                                Director, Global Fund Services,
                                                                Citigroup 2003-2005; Managing
                                                                Director, Global Securities Services for
                                                                Investors, Citibank, N.A. 1999-2003

Carl A. Bright          Principal Financial  Since 2005         President, Foreside Fund Services,
Born: December 20, 1957 Officer                                 LLC, the Trust's Distributor, since
                                                                2004; Consultant, Foreside Solutions,
                                                                LLC 2000 - 2003 (a mutual fund
                                                                development company).

Beth P. Hanson          Vice President/      Since 2003         Relationship Manager, Citigroup since
Born: July 15, 1966     Assistant Secretary                     2003; Relationship Manager, Forum
                                                                1999 - 2003.

Officers

Sara M. Morris           Vice President Since 2004 Director and Relationship Manager,
Born: September 18, 1963                           Citigroup since 2004; Chief Financial
                                                   Officer, The VIA Group, LLC (a
                                                   strategic marketing company) 2000 -
                                                   2003.

Trudance L. Bakke        Treasurer      Since 2005 Director, Foreside Financial Group, LLC
Born: August 11, 1971                              since, 2006; Product Manager, Citigroup 2003-
                                                   2006; Senior Manager of Corporate
                                                   Finance, Forum 1999 - 2003.

David M. Whitaker        Secretary      Since 2004 Product Manager, Citigroup since
Born: September 6, 1971                            2004; Assistant Counsel, PFPC, Inc. (a
                                                   fund services company) 1999 - 2004.


              Trustee Ownership in Family of Investment Companies


                                                    Aggregate Dollar Range of
                                                        Ownership as of
                                                          December 31,
                              Dollar Range of          2005 in all Funds
                                 Beneficial               Overseen by
                           Ownership in the Funds   Trustee in the Family of
        Trustees          as of December 31, 2005     Investment Companies
------------------------  ------------------------  -------------------------
Independent Trustees
Costas Azariadis                    None                      None
James C. Cheng                      None                      None
J. Michael Parish                   None                 Over $100,000
Interested Trustees
John Y. Keffer                      None                   $1-$10,000


B. Ownership of Securities of the Adviser and Related Companies


As of December 31, 2005, no Independent Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.


C. Information Concerning Trust Committees


Audit Committee. The Trust's Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent public accountants to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended
March 31, 2006, the Audit Committee met 5 times.

Nominating Committee. The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for Trustee recommended by security holders. During the fiscal year ended March 31, 2006, the Nominating Committee did not meet.

Valuation Committee. The Trust's Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer and Parish, certain officers of the Trust, and a senior representative of the investment adviser to the Trust series requiring fair valuation. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining NAV per share of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. During the fiscal year ended
March 31, 2006, the Valuation Committee met 7 times.

Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (the "QLCC'), which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended
March 31, 2006, the QLCC did not meet.

Contracts Committee. The Contracts Committee, which meets when necessary, consists of all the Trustees. The Contracts Committee reviews the Trust's service provider contracts and fees in connection with their periodic approval. The Contracts Committee did not meet during the fiscal year ended March 31, 2006.

Compliance Committee. The Compliance Committee, which meets when necessary, consists of all the Trustees and the Trust's Chief Compliance Officer ("CCO"). The Compliance Committee oversees the Trust's CCO and any compliance matters that arise and relate to the Trust. The Compliance Committee did not meet during the fiscal year ended March 31, 2006.


D. Compensation of Trustees and Officers


Each Trustee is paid an annual retainer fee of $12,000 for service to the Trust ($15,000 for the Chairman). In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,250 for the Chairman), $500 for each short special Board meeting attended ($750 for the Chairman) and $1,500 for each major special Board meeting attended ($2,250 for the Chairman) whether the regular or special Board meetings are attended in person or by electronic communication. In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Fund and the Fund Complex for the fiscal year ended March 31, 2006.



                                                                                                                 Total
                                                                                                              Compensation
                                Compensation                                                                 from Trust and
        Trustee                  from Funds                 Benefits                 Retirement               Fund Complex
------------------------  ------------------------  ------------------------  ------------------------  ------------------------
John Y. Keffer                      $100                       $0                        $0                     $11,000
Costas Azariadis                    $501                       $0                        $0                     $45,500
James C. Cheng                      $501                       $0                        $0                     $45,500
J. Michael Parish                   $635                       $0                        $0                     $58,250


E. Investment Adviser

1. Services of Adviser

The Adviser serves as investment adviser to each Fund pursuant to an investment advisory agreement (the "Agreement") with the Trust. Under the Agreement, the Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing a Fund's investments and effecting portfolio transactions for a Fund.

2. Ownership of Adviser

The Adviser is a privately-owned company incorporated under the laws of the State of Maine in 1987.

3. Information Concerning Accounts Managed by Portfolio Manager

The Adviser has provided the following information regarding other accounts managed by each Fund's Portfolio Manager and conflicts of interest.


As of March 31, 2006, John C. Knox acted as Portfolio Manager for 130 other accounts with a total market value of $174 million and Peter E. Robbins acted as Portfolio Manager for 100 other accounts with a total market value of $227 million. None of these accounts pay the Adviser a performance based advisory fee. As of March 31, 2006, neither Mr. Knox nor Mr. Robbins managed any other registered investment companies or pooled investment vehicles.


Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one account. The investment objectives of the other accounts managed by Messrs. Knox and Robbins are different than those of the Funds; thus no material conflict of interest with respect to investment opportunities is expected. However, the management of multiple accounts may result in a Portfolio Manager devoting unequal time and attention to the management of a Fund and/or other account.

If a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

There is no guarantee that such procedures will detect each and every situation in which a conflict arises.

4. Information Concerning Compensation of Portfolio Manager

The Adviser has provided the following information regarding Portfolio Manager compensation.

The Portfolio Managers are compensated by the Adviser with a fixed salary and a cash bonus. Neither Portfolio Manager has specific bonuses or incentive arrangements tied to performance of the Funds or any other specific account. The Adviser's Compensation Committee determines on an annual basis, subject to approval of the Adviser's full Board, the salary and bonus participation rate of each Portfolio Manager. The salary and bonus are determined subjectively based upon a multitude of attributes that helps evaluate the value that individual adds to the Adviser, including product knowledge, marketing and sales ability and success at opening new client relationships, portfolio management skills, production and work ethic, technology skills, communication skills - written and oral, knowledge of the marketplace, loyalty and longevity, operational understanding, creativity, and other skills or attributes as determined by the Adviser's Compensation Committee.

5. Portfolio Manager Ownership in the Funds

The Adviser has provided the following information regarding Portfolio Manager ownership in the Fund that they manage.


                  Dollar Range of Beneficial Ownership in the Funds as
Portfolio Manager                  of March 31, 2006
----------------- ----------------------------------------------------
John C. Knox                        $50,001-100,000
Peter E. Robbins                    $50,001-100,000

6. Fees

The Adviser's fee is calculated as a percentage of the applicable Fund's average daily net assets. The fee, if not waived, is accrued daily by the Funds. The Adviser's fee is paid monthly based on average daily net assets for the prior month.


In addition to receiving its advisory fee from each Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets they invested in a Fund. If you have a separately managed account with the Adviser with assets invested in a Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from you.

Table 1 in Appendix B shows the dollar amount of the fees payable by each Fund to the Adviser, the amount of fees waived by the Adviser and the actual fees received by the Adviser. The data is presented for the past three fiscal years.

7. Other Provisions of Adviser's Agreement

The Agreement remains in effect for a period of two years from the date of its effectiveness. Subsequently, the Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party.

The Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Adviser on not more than 60 days' (but not less than 30 days') written notice to the Trust. The Agreement terminates immediately upon assignment.

Under the Agreement, the Adviser is not liable for any mistake of judgment, or in any event whatsoever, except for willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

D. Distributor

1. Distribution Services


The Distributor is the distributor (also know as principal underwriter) of the shares of each Fund and is located at Two Portland Square, 1/st/ Floor, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc. Mr. Bright and Mr. Collier are affiliates of the Trust and the Distributor as they serve as officers of each entity.

Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best effort basis. The Distributor has no obligation to sell any specific quantity of Fund shares.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a "Financial Institution," collectively, the "Financial Institutions") for distribution of shares of each Fund (see "purchases through Financial Institutions").


2. Compliance Services

Under a Compliance Services Agreement (the "Compliance Agreement") with the Trust and subject to approval by the Board, the Distributor provides a Chief Compliance Officer ("CCO") and Sarbanes-Oxley certifying officers ("Certifying Officers") to the Trust as well as certain additional compliance support functions ("Compliance Services").

For making available the CCO and Certifying Officer and for providing the Compliance Services under the Compliance Agreement, the Distributor receives a fee from the Funds of (i) $32,500 per year and an (ii) annual fee of 0.01% of each Fund's average daily net assets, subject to an annual maximum of $20,000 per Fund. Pursuant to the Administration Agreement between the Trust and Administrator, the Administrator has agreed to pay the Distributor directly for the Compliance Services rendered to the Funds.

The Compliance Agreement with respect to the Fund continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Board of the Trust or by the Distributor with respect to the Funds on 60 days' written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Agreement related to CCO and Certifying Officer services, may be terminated at any time by the Board, effective upon written notice to the CCO and Certifying Officers, without the payment of any penalty.

Under the Compliance Agreement, the Distributor is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, the Distributor and certain related parties (such as the Distributors officers and persons who control the Distributor) are indemnified by the Trust against any and all claims and expenses related to the Distributor's actions or omissions, except for any act or omission resulting from the Distributor's willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.


Table 2 in Appendix B shows the dollar amount of the fees accrued by the Fund to the Distributor for Compliance Services, the amount of the fee waived by the Distributor, and the actual fees received by the Distributor. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).


E. Other Fund Service Providers

1. Administrator


As Administrator, pursuant to an administration agreement (the "Administration Agreement") with the Trust, the Administrator administers the Trust's operations with respect to the Funds except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator's responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Trust by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Funds; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Trust's tax returns, the preparation of financial statements and related reports to the Trust's shareholders, the SEC and state and other securities administrators; (4) providing the Trust with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust; (5) assisting the Trust's investment advisers in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports; and (6) with the review and oversight of the Trust's counsel and with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.


For its services, the Administrator receives a fee from each Fund at an annual rate of 0.20% of the average daily net assets of the Fund. The fee is accrued daily by the Funds and is paid monthly based on average net assets for the previous month. The Administrator pays the Trust's financial obligations for Compliance Services performed under the Compliance Agreement with respect to the Fund.

The Administration Agreement with respect to the Fund continues in effect until terminated, provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Administration Agreement is terminable with or without cause and with respect to the Fund, and without penalty, by the Trust or by the Administrator with respect to the Fund on 90 days' written notice to the Trust. The Administration Agreement is also terminable for cause by the non-breaching party on at least 30 days' written notice to the other party.

Under the Administration Agreement, the Administrator is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement. Under the Administration Agreement, the Administrator and certain related parties (such as the Administrator's officers and persons who control the Administrator) are indemnified by the Trust against any and all claims and expenses related to the Administrator's actions or omissions that are consistent with the Administrator's contractual standard of care.

Table 3 in Appendix B shows the dollar amount of the fees payable by the Funds to the Administrator, the amount of the fee waived by the Administrator, and the actual fees received by the Administrator. The data presented is for the past three fiscal years.


2. Fund Accountant

As fund accountant, pursuant to an accounting agreement with the Trust (the "Accounting Agreement"), the Accountant provides fund accounting services to each Fund. These services include calculating the NAV per share of each Fund (and class) and preparing the Funds' financial statements and tax returns.

For its services, the Accountant receives a fee from each Fund at an annual rate of $36,000, plus an annual fee of $3,000 for the preparation of tax returns and certain surcharges based upon the number and type of a Fund's portfolio transactions, asset levels and positions. The fee is accrued daily by the Funds and is paid monthly.

The Accounting Agreement with respect to the Fund continues in effect until terminated, provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Accounting Agreement is terminable with or without cause and without penalty by the Trust or by the Accountant with respect to the Fund on 90 days' written notice to the Trust. The Accounting Agreement is also terminable for cause by the non-breaching party on at least 30 days' written notice to the other party.

Under the Accounting Agreement, the Accountant is not liable for any action or omission in the performance of its duties to a Fund, except for willful misfeasance, bad faith, gross negligence or by reason of reckless disregard of its obligations and duties under the agreement. Under the Accounting Agreement, the Accountant and certain related parties (such as the Accountant's officers and persons who control the Accountant) are indemnified by the Trust against any and all claims and expenses related to the Accountant's actions or omissions that are consistent with the Accountant's contractual standard of care.

Under the Accounting Agreement, in calculating a Fund's NAV per share, the Accountant is deemed not to have committed an error if the NAV per share it calculates is within 1/10 of 1% of the actual NAV per share (after recalculation). The agreement also provides that the Accountant will not be liable to a shareholder for any loss incurred due to an NAV difference if such difference is less than or equal 1/2 of 1% or if the loss in the shareholder's account with the Trust is less than or equal to $10.00. In addition, the Accountant is not liable for the errors of others, including the companies that supply securities prices to the Accountant and the Funds.


Table 4 in Appendix B shows the dollar amount of the fees payable by the Funds to the Accountant, the amount of the fee waived by the Accountant, and the actual fees received by the Accountant. The data presented is for the past three fiscal years.


3. Transfer Agent

As transfer agent and distribution paying agent, pursuant to a transfer agent agreement with the Trust (the "Transfer Agent Agreement"), the Transfer Agent maintains an account for each shareholder of record of a Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the Office of Comptroller of the Currency.

4. Custodian

The Custodian, pursuant to an agreement with the Trust, safeguards and controls the Funds' cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of a Fund's domestic and foreign assets. The Custodian is located at 388 Greenwich Street, New York, NY 10013.

5. Legal Counsel


Kirkpatrick & Lockhart Nicholson Graham LLP, 1601 K Street, Washington D.C. 20006, passes upon legal matters in connection with the issuance of shares of the Trust.

6. Independent Registered Public Accounting Firm


Deloitte & Touche LLP, 200 Berkeley Street, 14th Floor, Boston, Massachusetts, 02116-5022, is the Fund's independent registered public accounting firm, providing audit services, tax services and assistance with respect to the preparation of filings with the U.S. Securities and Exchange Commission.


4. Portfolio Transactions
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A. How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected; (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

Purchases of securities from underwriters of the securities include a disclosed fixed commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B. Commissions Paid


Table 5 in Appendix B shows the aggregate brokerage commissions paid by each Fund as well as aggregate commissions paid to an affiliate of the Funds of the Adviser. The data is presented for the past three fiscal years.

1. Choosing Broker-Dealers

The Adviser seeks "best execution" for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker. The Adviser may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

The Adviser may also give consideration to brokerage and research services furnished by brokers to the Adviser and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. Research is designed to augment the Adviser's own internal research and investment strategy capabilities. This research may include reports that are common in the industry such industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service all of the Adviser's accounts, although a particular client may not benefit from all the research received on each occasion. The Adviser's fees are not reduced by reason of the Adviser's receipt of research services. Since most of the Advisers brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Adviser's and the Fund's investors.

Table 6 in Appendix C lists each broker to whom the Fund directed brokerage over the last fiscal year in return for research services, the amount of transactions so directed and the amount of commissions earned by the broker therefrom.

2. Counterparty Risk


The Adviser monitors the creditworthiness of counterparties to each Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.


3. Transactions through Affiliates


The Adviser may effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.


4. Other Accounts of the Adviser


Investment decisions for the Funds are made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for a Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.


5. Portfolio Turnover


The frequency of portfolio transactions of a Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all of the securities in a Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to a Fund and a possible increase in short-term capital gains or losses.

C. Securities of Regular Broker-Dealers


From time to time a Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that:
(1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or
(3) sold the largest amount of the Fund's shares during the Fund's last fiscal year. Table 6 in Appendix B lists the regular brokers and dealers of each fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the relevant Fund's holdings of those securities as of that Fund's most recent fiscal year.


D. Portfolio Holdings


Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in forms required to be filed with the SEC. Portfolio holdings as of the end of the Fund's annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report. Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. You may request a copy of the Fund's latest semi-annual report to shareholders or a copy of the Fund's latest Form N-Q which contains the Fund's portfolio holdings by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund's latest Form N-Q by accessing the SEC's website at www.sec.gov.

In addition, the Fund's Adviser makes publicly available, on a quarterly basis, information regarding the Fund's top ten holdings (including name and percentage of the Fund's assets invested in each such holding) and the percentage breakdown of the Fund's investments by country, sector and industry, as applicable. This holdings information is made available through the Fund or Adviser's website, marketing communications (including printed advertisements and sales literature), and/or the Fund's Transfer Agent telephone customer service center that supports the Fund. This quarterly holdings information is released within 15 days after the quarter end.

The Fund's nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund's operation that the Fund has retained them to perform. The Fund's Adviser, who manages the Fund's portfolio, has regular and continuous access to the Fund's portfolio holdings. In addition, the Fund's Adviser, Administrator, Custodian, Distributor and Fund Accountant as well as proxy voting services
(ISS), mailing services and financial printers may have access to the Fund's nonpublic portfolio holdings information on an ongoing basis. The Fund's
Trustees and officers, legal counsel to the Fund and to the Independent Trustees, and the Fund's independent registered public accounting firm may receive portfolio holdings information on an as needed basis. Mailing services
(ADP) and financial printers (currently RR Donnelley) receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter.

From time to time the Adviser also may disclose nonpublic information regarding the Fund's portfolio holdings to certain mutual fund consultants, analysts and rating and ranking entities, or other entities or persons ("Recipients") that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if the Compliance Committee of the Board determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has a legitimate business purposes for the disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpubic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will implement or have in place procedures to monitor compliance by its employees with the term of the confidentiality agreement; and
(3) upon request from the Adviser or the Fund, will return or promptly destroy the information. The Compliance Committee shall report to the Board of Trustees at the next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Compliance Committee's reasons for determining to permit such disclosure.

No compensation is received by the Fund, nor, to the Fund's knowledge, paid to the adviser or any other party, by any service provider or any other person in connection with the disclosure of the Fund's portfolio holdings. With respect to the Trustees, its officers, the Adviser, the administrator and the distributor, the Board has approved codes of ethics (collectively, "Codes") that are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund's portfolio holdings. In addition, the Fund's service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.


5. Purchase and Redemption Information
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A. General Information

You may effect purchases or redemptions or request any shareholder privilege in person at the Transfer Agent's offices located at Two Portland Square, Portland, Maine 04101.

The Funds accept orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed.

Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund's availability.

Shares of the Fund are sold on a continuous basis by the Distributor. The Funds reserve the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, a Fund may accept portfolio securities that meet the investment objective and policies of a Fund as payment for Fund shares. A Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

1. IRAs

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the contribution is received.

2. UGMAs/UTMAs

If the trustee's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the investor must provide a copy of the trust document.

3. Purchases through Financial Institutions


You may purchase and redeem shares through Financial Institutions. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of a Fund. Your order will be priced at a Fund's NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with the terms of the Funds' prospectus or with its contractual arrangements with the Fund and/or its agents. The Fund is not responsible for the failure of any financial institution to carry out its obligations to you.

If you purchase shares through a Financial Institution, you will be subject to the Financial Institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in a Fund directly.


Investors purchasing shares of a Fund through a Financial Institution should read any materials and information provided by the Financial Institution to acquaint themselves with its procedures and any fees that the Financial Institution may charge.

B. Additional Redemption Information


You may redeem Fund shares at NAV minus any applicable sales charge or redemption fee. Accordingly, the redemption price per share of the Fund may be lower than the Fund's NAV. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in-first-out (FIFO) method to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.

The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.


1. Suspension of Right of Redemption

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of a Fund.

2. Redemption-In-Kind

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, each Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which each Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of a Fund's total net assets, whichever is less, during any 90-day period.

C. NAV Determination

In determining a Fund's NAV per share, securities for which market quotations are readily available are valued at current market value using the last reported sales price provided by independent pricing services. If no sale price is reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

D. Distributions

Distributions of net investment income will be reinvested at a Fund's NAV per share as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV per share of a Fund on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

6. Taxation
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The tax information set forth in the Prospectus and the information in this section relates solely to U.S. federal income tax law and assumes that each Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key federal income tax considerations affecting each Fund and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Funds and their shareholders. Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

A. Qualification as a Regulated Investment Company

Each Fund intends for each tax year to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of a Fund.

The tax year-end of each Fund is March 31 (the same as each Fund's fiscal year end).

1. Meaning of Qualification

As a regulated investment company, a Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify as a regulated investment company, a Fund must satisfy the following requirements:

  . The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by a Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

  . The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities.

  . The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

2. Failure to Qualify

If for any tax year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of a Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on a Fund's income and performance. It is possible that a Fund will not qualify as a regulated investment company in any given tax year.

B. Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of a Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal income tax rate of 15% (5% for individuals in lower tax brackets) if paid on or before December 31, 2008. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Fund and the shareholder. To the extent a Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

Each Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but a Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares. These distributions will not qualify for the dividends-received deduction.

Each Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- or long-term). All capital loss carryovers are listed in the Funds' financial statements. Any such losses may not be carried back.

Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by a Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive a distribution in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares with a NAV at the time of purchase reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of a Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

You will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) to you during the year.

C. Certain Tax Rules Applicable to the Funds' Transactions

For federal income tax purposes, when put and call options purchased by a Fund expire unexercised, the premiums paid by a Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by a Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When a Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by a Fund. When a Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by a Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered "Section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Fund at the end of each tax year are "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by a Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. Each Fund can elect to exempt its Section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of Section 1256.

Any option, futures contract, or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of a Fund's gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund if all of the offsetting positions consist of Section 1256 contracts.

Under current federal tax law, if a Fund invests in bonds issued with "original issue discount", the Fund generally will be required to include in income as interest each year, in addition to stated interest received on such bonds, a portion of the excess of the face amount of the bonds over their issue price, even though the Fund does not receive payment with respect to such discount during the year. With respect to "market discount bonds" (i.e., bonds purchased by a Fund at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon), the Fund may likewise elect to accrue and include in income each year a portion of the market discount with respect to such bonds. As a result, in order to make the distributions necessary for a Fund not to be subject to federal income or excise taxes, the Fund may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Fund has actually received as interest during the year.

D. Federal Excise Tax

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of the Fund's income must be distributed during the next calendar year. A Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, each Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

Each Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that a Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E. Sale or Redemption of Shares

In general, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or redemption (a "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

F. Backup Withholding

A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions, and the proceeds of redemptions of shares, paid to any shareholder: (1) who has failed to provide a correct taxpayer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or
(3) who has failed to certify to a Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax; rather any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

G. Foreign Shareholders

Taxation of a shareholder who under the Code is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of ordinary income (excluding short-term capital gains and portfolio interest income paid during taxable years of the Fund beginning before January 1, 2008) paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. The foreign shareholder generally would be exempt from U.S. federal income tax on gain realized on the sale of shares of a Fund and distributions of net capital gain from a Fund and distributions of portfolio interest income paid during taxable years of the Fund beginning before January 1, 2008. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of a Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a noncorporate foreign shareholder, a Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein.

The tax rules of other countries with respect to an investment in a Fund can differ from the rules for U.S. federal income taxation described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the consequences of foreign tax rules with respect to an investment in a Fund.

H. State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in a Fund can differ from the rules for U.S. federal income taxation described above. These state and local rules are not discussed herein. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules with respect to an investment in a Fund.


Foreign Taxes

Income received by the Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source, including withholding taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries cannot be determined.


7. Other Matters
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A. The Trust and Its Shareholders

1. General Information

Forum Funds was organized as a statutory trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:


Absolute Strategies Fund/(1)/                 Dover Responsibility Fund/(1)/
Adams Harkness Small Cap Growth Fund          Fountainhead Special Value Fund
Austin Global Equity Fund                     Golden Large Core Value Fund/(6)/
Auxier Focus Fund/(2)/                        Golden Small Core Value Fund/(6)/
Brown Advisory Growth Equity Fund/(3)/        Jordan Opportunity Fund
Brown Advisory Intermediate Income Fund/(3)/  Mastrapasqua Growth Fund
Brown Advisory International Fund/(4)/        Merk Hard Currency Fund/(6)/
Brown Advisory Maryland Bond Fund/(4)/        Payson Total Return Fund
Brown Advisory Opportunity Fund/(3)/          Payson Value Fund
Brown Advisory Real Estate Fund/(4)/          Polaris Global Value Fund
Brown Advisory Small-Cap Growth Fund/(5)/     Shaker Fund
Brown Advisory Small-Cap Value Fund/(3)/      Steepleview Fund
Brown Advisory Value Equity Fund/(3)/         Winslow Green Growth Fund/(6)/
DF Dent Premier Growth Fund



/(1)/ The Trust offers shares of beneficial interest in Institutional, A and C classes of this series.
/(2)/ The Trust offers shares of beneficial interest in Investor, A and C classes of this series.
/(3)/ The Trust offers shares of beneficial interest in Institutional and A classes of this series.
/(4)/ The Trust offers shares of beneficial interest in an Institutional class of this series.
/(5)/ The Trust offers shares of beneficial interest in Institutional and A classes of this series. The Fund has ceased the public offering of D Shares. This means that the class is closed to new investors and current shareholders cannot purchase additional shares.
/(6)/ The Trust offers shares of beneficial interests in Institutional and Investor classes of these series.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust, the Adviser and the principal underwriter have adopted codes of ethics under Rule 17j-1, as amended, of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

The Trust and each series and class will continue indefinitely until terminated.

2. Series and Classes of the Trust

Each series or class of the Trust may have a different expense ratio and its expenses will affect each class' performance. For more information on any other class of shares of the Fund, investors may contact the Transfer Agent.

3. Shareholder Voting and Other Rights

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each class votes separately with respect to the provisions of any Rule 12b-1 plan, which pertains to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if
(1) the 1940 Act requires shares to be voted in the aggregate and not by individual series and (2) the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain classes of the Trust and thus only those classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series') outstanding shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

4. Termination or Reorganization of Trust or its Series

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the state of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

B. Fund Ownership


As of July 5, 2006, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of beneficial interest of each Fund.

Also as of that date, certain shareholders of record owned 5% or more of a class of shares of a Fund. Shareholders known by a Fund to own beneficially 5% or more of a class of shares of the Fund are listed in Table 7 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of July 5, 2006 the following shareholders may be deemed to control Payson Total Return Fund. "Control" for this purpose is the ownership of 25% or more of the Fund's voting securities.



Fund                      Name and Address                   Shares                  % of Fund
------------------------  ------------------------  ------------------------  ------------------------
Payson Value Fund         Payse & Co.                      201,228.09                  27.29%
                          C/O H M Payson & Co.
                          PO Box 31
                          Portland, ME 04112

Payson Total Return Fund  Payse & Co.                      394,175.22                  27.53%
                          C/O H M Payson & Co.
                          PO Box 31
                          Portland, ME 04112


C. Limitations on Shareholders' and Trustees' Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point. The Forum Funds' Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the portfolio is unable to meet its obligations. The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D. Proxy Voting Procedures

A copy of the Trust's and the Adviser's proxy voting procedures adopted on behalf of the Fund is included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30 will be available (1) without charge, upon request, by contacting the Transfer Agent at (800) 805-8258 and (2) on the SEC's web site at www.sec.gov.

E. Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

F. Financial Statements


The Funds' Financial Statements and Financial Highlights for the fiscal year ended March 31, 2006 are incorporated by reference into this SAI from the Funds' Annual Report to Shareholders and have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference and have been so incorporated in reliance upon the report of such firm, given upon their authority as experts in accounting and auditing.

Appendix A - Description Of Securities Ratings

A.   Corporate Bonds (Including Convertible Bonds)

1.   Moody's Investors Service

Aaa  Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A    Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba   Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B    Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C    Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note

     Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.   Standard and Poor's Corporation

AAA  An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA   An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB   An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B    An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC   An obligation rated CC is currently highly vulnerable to nonpayment.

C    The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D    An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless
     Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The "r" symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities;
     obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

3.    Fitch

      Investment Grade

AAA   Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA    Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A     High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB   Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk.
      The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

      Speculative Grade

BB    Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B     Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued
      payment is contingent upon a sustained, favorable business and economic environment.

CCC

CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD

DD, D Default. Securities are not meeting current obligations and are extremely speculative. 'DDD'
      designates the highest potential for recovery of amounts outstanding on any securities involved.
      For U.S. corporates, for example, 'DD' indicates expected recovery of 50% - 90% of such outstandings, and 'D' the lowest recovery potential, i.e. below 50%.

B.    Preferred Stock

1.    Moody's Investors Service

Aaa   An issue that is rated "Aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa    An issue that is rated "Aa" is considered a high- grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A    An issue that is rated "A" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "Aaa" and "Aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa  An issue that is rated "Baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Ba   An issue that is rated "Ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B    An issue that is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Caa  An issue that is rated "Caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

Ca   An issue that is rated "Ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C    This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

2.   Standard & Poor's

AAA  This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA   A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A    An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB  An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB,

B, CCC  Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and
        CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC      The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C       A preferred stock rated C is a nonpaying issue.

D       A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R.    This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Note    Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to
        CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C.      Short Term Ratings

1.      Moody's Investors Service

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        .   Leading market positions in well-established industries.
        .   High rates of return on funds employed.
        .   Conservative capitalization structure with moderate reliance on debt and ample asset protection.
        .   Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
        .   Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-
        term obligations. The effect of industry characteristics and market compositions may be more pronounced.
        Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not
Prime   Issuers rated Not Prime do not fall within any of the Prime rating categories.

2.  Standard and Poor's

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B   A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C   A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D   A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

3.  Fitch

F1  Obligations assigned this rating have the highest capacity for timely repayment under Fitch's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2  Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as
    'A1' and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.

F3  Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B   Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C   Obligations for which there is a high risk of default to other obligors in the same country or which are in default.

Appendix B - Miscellaneous Tables
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Table 1 - Investment Advisory Fees

The following table shows the dollar amount of advisory fees accrued by each Fund, the amount of fee that was waived by the Adviser, if any, and the actual fee received by the Adviser.


                          Advisory Fees Advisory Fees Advisory Fees
Payson Value Fund            Accrued       Waived       Retained
-----------------         ------------- ------------- -------------
Year Ended March 31, 2006   $112,793       $35,248       $77,545
Year Ended March 31, 2005   $121,775       $38,055       $83,720
Year Ended March 31, 2004   $114,988       $35,934       $79,054



                          Advisory Fees Advisory Fees Advisory Fees
Payson Total Return Fund     Accrued       Waived       Retained
------------------------  ------------- ------------- -------------
Year Ended March 31, 2006   $108,313       $45,130       $63,183
Year Ended March 31, 2005   $107,873       $44,947       $62,926
Year Ended March 31, 2004   $100,035       $41,681       $58,354



Table 2 - Compliance Fees


The following table shows the dollar amount of fees accrued by the Fund, the amount of the fee that was waived by the Distributor, if any, and the actual fee received by the Distributor.


                          Compliance  Compliance  Compliance
Payson Value Fund         Fee Payable Fee Waived Fee Retained
-----------------         ----------- ---------- ------------
Year Ended March 31, 2006   $12,633      $587      $12,046
Year Ended March 31, 2005   $ 4,196      $  0      $ 4,196



                          Compliance  Compliance  Compliance
Payson Total Return Fund  Fee Payable Fee Waived Fee Retained
------------------------  ----------- ---------- ------------
Year Ended March 31, 2006   $14,843     $1,029     $13,814
Year Ended March 31, 2005   $ 4,515     $    0     $ 4,515



Table 3 - Administration Fees


The following table shows the dollar amount of administration fees accrued by each Fund, the amount of fee that was waived by the Administrator, if any, and the actual fee received by the Administrator.


                          Administration Administration Administration
Payson Value Fund          Fees Accrued   Fees Waived   Fees Retained
-----------------         -------------- -------------- --------------
Year Ended March 31, 2006    $28,199         $2,074        $26,124
Year Ended March 31, 2005    $31,944         $    0        $31,944
Year Ended March 31, 2004    $28,747         $    0        $28,747



                          Administration Administration Administration
Payson Total Return Fund   Fees Accrued   Fees Waived   Fees Retained
------------------------  -------------- -------------- --------------
Year Ended March 31, 2006    $36,104         $2,369        $33,735
Year Ended March 31, 2005    $37,458         $    0        $37,458
Year Ended March 31, 2004    $33,345         $    0        $33,345

Table 4 - Accounting Fees


The following table shows the dollar amount of accounting fees accrued by each Fund, the amount of fee that was waived by the Accountant, if any, and the actual fee received by the Accountant.


                          Accounting Fees Accounting Fees Accounting Fees
Payson Value Fund             Accrued         Waived         Retained
-----------------         --------------- --------------- ---------------
Year Ended March 31, 2006     $39,161          $100           $39,061
Year Ended March 31, 2005     $39,235          $101           $39,134
Year Ended March 31, 2004     $39,241          $ 32           $39,209



                          Accounting Fees Accounting Fees Accounting Fees
Payson Total Return Fund      Accrued         Waived         Retained
------------------------  --------------- --------------- ---------------
Year Ended March 31, 2006     $42,262          $101           $42,161
Year Ended March 31, 2005     $40,216          $100           $40,116
Year Ended March 31, 2004     $38,970          $ 33           $38,937



Table 5 - Commissions


The following table shows the aggregate brokerage commissions paid by each Fund.


                                           Total             % of
                                         Brokerage        Brokerage           % of
                                        Commissions      Commissions      Transactions
                                       ($) Paid to an     Paid to an     Executed by an
                             Total    Affiliate of the Affiliate of the Affiliate of the
                           Brokerage   Fund, Adviser    Fund, Adviser    Fund, Adviser
                          Commissions        or               or               or
Payson Value Fund             ($)       Distributor      Distributor      Distributor
-----------------         ----------- ---------------- ---------------- ----------------
Year Ended March 31, 2006   $ 2,761        $2,761             100%            100%
Year Ended March 31, 2005   $ 3,800        $3,800             100%            100%
Year Ended March 31, 2004   $19,295        $  200            1.04%            3.8%



                                           Total             % of
                                         Brokerage        Brokerage           % of
                                        Commissions      Commissions      Transactions
                                       ($) Paid to an     Paid to an     Executed by an
                             Total    Affiliate of the Affiliate of the Affiliate of the
                           Brokerage   Fund, Adviser    Fund, Adviser    Fund, Adviser
                          Commissions        or               or               or
Payson Total Return Fund      ($)       Distributor      Distributor      Distributor
------------------------  ----------- ---------------- ---------------- ----------------
Year Ended March 31, 2006   $ 7,231        $7,231            100%             100%
Year Ended March 31, 2005   $ 3,335        $3,335            100%             100%
Year Ended March 31, 2004   $22,715        $    0              0%               0%



Table 6 - Securities of Regular Brokers or Dealers


The following table lists the regular brokers and dealers of each fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the relevant Fund's holdings of those securities as of that Fund's most recent fiscal year.

                                Value Held by          Value Held by Payson
 Regular Broker or Dealer     Payson Value Fund         Total Return Fund
 ------------------------  ------------------------  ------------------------
 None                                N/A                       N/A

Table 7 - 5% Shareholders

The following table lists (1) the persons who owned of record 5% or more of the outstanding Fund shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of a class of shares of the Fund shares, as of July 5, 2006:



Fund                      Name and Address                   Shares                  % of Fund
------------------------  ------------------------  ------------------------  ------------------------
Payson Value Fund         Payse & Co.                      201,228.09                  27.29
                          C/O H M Payson & Co.
                          PO Box 31
                          Portland, ME 04112

                          Ala & Co.                        94,215.85                   12.78
                          CO H M Payson & Co.
                          PO Box 31
                          Portland, ME 04112

Payson Total Return Fund  Payse & Co.                      394,175.22                  27.53
                          C/O H M Payson & Co.
                          PO Box 31
                          Portland, ME 04112

                          Ala & Co.                        364,292.30                  18.46
                          C/O H M Payson & Co.
                          PO Box 31
                          Portland, ME 04112

Appendix C - PROXY VOTING PROCEDURES
--------------------------------------------------------------------------------

                                  FORUM FUNDS
                                 MONARCH FUNDS

                POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

                                 July 31, 2003
                         As Amended September 14, 2004

   SECTION 1. PURPOSE

   Shareholders of the various series of Forum Funds and Monarch Funds (collectively, the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

   This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by each Fund.

   SECTION 2. RESPONSIBILITIES

   (A) Adviser. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

   The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

   The Adviser shall be responsible for coordinating the delivery of proxies by the Fund's custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service").

   (B) Proxy Manager. The Trust will appoint a proxy manager (the "Proxy Manager"), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust's other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

   SECTION 3. SCOPE

   These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

   SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

   (A) General

       (1) Use of Adviser Proxy Voting Guidelines or Proxy Voting Service. If
       (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust's Board of Trustees (the "Board") has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund's proxies and has approved such guidelines; and (C) the Adviser's or Proxy Voting Service's Guidelines are filed as an exhibit to the applicable Fund's Registration Statement (each considered "Adviser Guidelines"), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund's proxies consistent with such Adviser Guidelines.

       (2) Independence. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

       (3) Absence of Proxy Voting Service Guidelines. In the absence of Adviser Guidelines, the Adviser shall vote the Fund's proxies consistent with Sections B and C below.

   (B) Routine Matters

   As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

       (1) Election of Directors. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

       (2) Appointment of Auditors. Management recommendations will generally be supported.

       (3) Changes in State of Incorporation or Capital Structure. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

   (C) Non-Routine Matters

       (1) Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis.

       (2) Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

       (3) Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

       (4) Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

       (5) Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

   (D) Conflicts of Interest

   Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A "conflict of interest" includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

   If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

   (E) Abstention

       The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

                               H.M. PAYSON & CO.
                     PROXY VOTING PROCEDURES AND POLICIES
                          REGARDING PAYSON VALUE FUND
                           AND PAYSON BALANCED FUND

                              As of July 31, 2003

I. GENERAL STATEMENT

H.M. Payson & Co. (the "Adviser") has discretion to vote the proxies received by Payson Value Fund and Payson Balanced Fund (the "Funds"), each a series of Forum Funds (the "Trust"), a registered investment company. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Adviser will vote those proxies in the best interest of the Funds' shareholders and in accordance with these procedures and policies.

II. POLICIES AND PROCEDURES FOR VOTING PROXIES

   In its role as investment adviser to the Funds, Adviser has adopted those proxy voting policies adopted by the Trust, which are attached hereto. To the extent that the Trust's policies do not cover potential voting issues with respect to proxies received by the Funds, each Fund has delegated to the Adviser the authority to act on its behalf to promote the Fund's investment objectives, subject to the provisions of the Trust's policies regarding resolution of a conflict of interest with respect to the Adviser.

   The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of the Fund. A "conflict of interest," means any circumstance when the Adviser (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted. The Adviser has adopted the Trust's procedures as they relate to the resolution of conflicts of interest with respect to voting Fund shares.

III. RECORDKEEPING

   The Portfolio Manager or their staff will maintain files relating to the Adviser's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

   A. Copies of the proxy voting procedures and policies, and any amendments thereto.

   B. A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

   C. A record of each vote that the Adviser casts.

   D. A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

   E. A copy of each written client request for information on how the Adviser voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

IV. DISCLOSURE

    A. The Adviser will disclose in its Form ADV Part II that its clients may contact the Adviser, by toll-free telephone number in order to obtain information on how the Adviser voted such client's proxies, and to request a copy of these procedures and policies. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and (3) how the Adviser voted the client's proxy.

    B. A concise summary of these Proxy Voting Procedures and Policies will be included in the Adviser's Form ADV Part II, and will be updated whenever these procedures and policies are amended. The Adviser will arrange for the Form ADV to be updated and for these policies and procedures to be made available upon request.

Statement of Additional Information


August 1, 2006

Investment Adviser:                    SHAKER FUND

Shaker Investments, L.L.C.
3690 Orange Place, Suite 400
Cleveland, Ohio 44122

Account Information
and Shareholder Services:

Citigroup Fund Services, LLC
P.O. Box 446
Portland, Maine 04112
888-314-9048



This Statement of Additional Information (the "SAI") supplements the Prospectus dated August 1, 2006, as may be amended from time to time, offering shares of the Shaker Fund (the "Fund"), a separate series of Forum Funds, a registered, open-end management investment company (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.

Financial statements for the Fund for the year ended March 31, 2006 are included in the Annual Report to shareholders and are incorporated into this SAI by reference. Copies of the Annual Report may be obtained, without charge, upon request by contacting Citigroup Fund Services, LLC at the address or telephone number listed above.

Table of Contents
--------------------------------------------------------------------------------


Glossary                                                                      1

1. Investment Policies and Risks                                              2

2. Investment Limitations                                                     6

3. Management                                                                 8

4. Portfolio Transactions                                                    17

5. Purchase and Redemption Information                                       20

6. Taxation                                                                  22

7. Other Matters                                                             26

Appendix A - Description of Securities Ratings                              A-1

Appendix B - Miscellaneous Tables                                           B-1

Appendix C - Proxy Voting Procedures                                        C-1

Glossary
--------------------------------------------------------------------------------

As used in this SAI, the following terms have the meanings listed.

   "Accountant" means Citigroup.

   "Administrator" means Citigroup.

   "Adviser" means Shaker Investments, L.L.C.

   "Board" means the Board of Trustees of the Trust.

   "Citigroup" means Citigroup Fund Services, LLC.

   "CFTC" means Commodities Future Trading Commission.

   "Code" means the Internal Revenue Code of 1986, as amended.

   "Custodian" means Citibank, N.A.

   "Distributor" means Foreside Fund Services, LLC.

   "Fitch" means Fitch Ratings.

   "Fund" means Shaker Fund.

   "Independent Trustee" means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

   "IRS" means Internal Revenue Service.

   "Moody's" means Moody's Investors Service.

   "NAV" means net asset value per share.

   "NRSRO" means a nationally recognized statistical rating organization.

   "SAI" means Statement of Additional Information.

   "SEC" means the U.S. Securities and Exchange Commission.

   "S&P" means Standard & Poor's Corporation, a division of the McGraw Hill Companies.

   "Transfer Agent" means Citigroup.

   "Trust" means Forum Funds.

   "U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

   "1933 Act" means the Securities Act of 1933, as amended.

   "1940 Act" means the Investment Company Act of 1940, as amended.

1. Investment Policies and Risks
--------------------------------------------------------------------------------


The Fund offers Shaker Fund Shares. Effective August 1, 2006, all issued and outstanding A, B, and C Shares were reclassified as Intermediary Shares. As of the same date, Intermediary Shares changed its name to Shaker Fund Shares.

The Fund is a diversified series of the Trust. The Fund offers only Shaker Fund shares (formerly "Intermediary Shares"). This section discusses in greater detail than the Fund's Prospectus certain investments that the Fund can make.


A. Equity Securities

1. Common and Preferred Stock

General Common stock represents an equity (ownership) interest in a company and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

Risks The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

The Fund's investment in preferred stocks is subject to the credit risk relating to the financial condition of the issuers of those securities. To limit credit risk, the Fund may only invest in preferred stocks that are rated "Baa" or higher by Moody's or "BBB" or higher by S&P at the time of purchase. The Fund may purchase unrated debt securities if, at the time of purchase, the Adviser believes that they are of comparable quality to rated securities that the Fund may purchase. Unrated securities may not be as actively traded as rated securities.

The Fund may retain preferred stocks whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Advisor to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of securities, including preferred stocks. A description of the range of ratings assigned to preferred stocks by several NRSROs is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, the Adviser will determine whether the Fund should continue to hold the obligation. Because a downgrade often results in a reduction in the market price of the security, the sale of a downgraded security may result in a loss. Credit ratings attempt to evaluate the safety of principal and dividend or interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund.

2. Warrants

General Warrants are securities issued either alone or with another security that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

Risks Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors, and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

3. Depositary Receipts


General The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company and are designed for use in U.S. securities markets. The Fund may invest in depositary receipts in order to obtain exposure to foreign securities markets. For the purpose of the Fund's investment policies, the Fund's investment in an ADR will be considered an investment in the underlying securities of the applicable foreign company.


Risks Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depository of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

B. Foreign Securities

General The Fund may invest up to 10% of its net assets in foreign securities, including common stock, preferred stock and common stock equivalents issued by foreign companies.

Risk Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of assets.

In addition, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Commission rates payable on foreign transactions are generally higher than in the U.S. Foreign accounting, auditing and financial reporting standards differ from those in the U.S. and, therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the U.S., many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

C. Illiquid and Restricted Securities

General The term "illiquid securities," as used herein, means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options;
(3) securities which are not readily marketable; and (4) securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities").

Determination of Liquidity The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are liquid.

Risks Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to cause an issuer to register a restricted security in order to dispose of it, resulting in expense and delay. Generally, the Fund would not have the right to require an issuer to register a restricted security. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

D. Temporary Defensive Position

The Fund may invest in prime quality money market instruments, pending investment of cash balances. The Fund may also assume a temporary defensive position and may invest without limit in prime quality money market instruments. Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality. Appendix A summarizes the short-term ratings of several NRSROs.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, bankers' acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds.

E. Core and Gateway(R)

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. A Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

F. Commodity Pool Operator

The Trust, on behalf of the Fund, has filed a notice with the National Futures Association claiming exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "Act") and therefore the Fund is not subject to registration or regulation as a pool operator under the Act.

2. Investment Limitations
--------------------------------------------------------------------------------

For purposes of all investment policies of the Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term Code includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund and the Fund's investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund may be changed by the Board without shareholder approval.

A. Fundamental Limitations

The Fund has adopted the following investment limitations, that cannot be changed by the Board without shareholder approval. The Fund may not:

Borrowing Money Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund's total assets.

Concentration Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in tax-exempt securities issued by the states, territories or possessions of the U.S. ("municipal securities") or in foreign government securities; or
(2) investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

Diversification With respect to 75% of its assets, purchase a security (other than a U.S. Government Security or security of an investment company) if, as a result: (1) more than 5% of the Fund's total assets would be invested in the securities of a single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of a single issuer.

Underwriting Activities Underwrite securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

Making Loans Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

Purchases and Sales of Real Estate Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

Purchases and Sales of Commodities Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Issuance of Senior Securities Issue senior securities except pursuant to
Section 18 of the 1940 Act.

B. Non-Fundamental Limitations

The Fund has adopted the following investment limitations, which are not fundamental policies of the Fund. The Fund may not:

Securities of Investment Companies Invest in the securities of any investment company except to the extent permitted by the 1940 Act.

Short Sales Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Illiquid Securities Invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

Purchases on Margin Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund's transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing Purchase or otherwise acquire any security if the total of borrowings would exceed 5% of the value of its total assets.

Exercising Control of Issuers Make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

Concentration Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of foreign governments.

3. Management

A. Trustees and Officers


The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another registered investment company (collectively, the "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the capacities noted below for Monarch Funds with the exception of Messrs. Collier and Bright who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers is Two Portland Square, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees thirty-one portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds. John
Y. Keffer is also an Interested Trustee/Director of Wintergreen Fund, Inc. and Monarch Funds.



                                                       Term of Office and
                                  Position                   Length           Principal Occupation(s)
          Name                    with the                  of Time                    During
     And Birth Date                Trust                     Served                 Past 5 Years
------------------------  ------------------------  ------------------------  -------------------------
Independent Trustees

J. Michael Parish         Chairman of the Board;    Trustee since 1989        Retired; Partner, Wolf,
Born: November 9, 1943    Trustee; Chairman,        (Chairman since 2004)     Block, Schorr and
                          Compliance Committee,                               Solis-Cohen LLP (law
                          Nominating Committee and                            firm) 2002 - 2003;
                          Qualified Legal                                     Partner, Thelen Reid &
                          Compliance Committee                                Priest LLP (law firm)
                                                                              from 1995 - 2002.

Costas Azariadis          Trustee; Chairman,        Since 1989                Professor of Economics,
Born: February 15, 1943   Valuation Committee                                 Washington University
                                                                              (effective 2006);
                                                                              University of
                                                                              California-Los Angeles
                                                                              1992- 2006.

James C. Cheng            Trustee; Chairman, Audit  Since 1989                President, Technology
Born: July 26, 1942       Committee                                           Marketing Associates
                                                                              (marketing company for
                                                                              small and medium sized
                                                                              businesses in New
                                                                              England).

Interested Trustee

John Y. Keffer            Trustee; Chairman,        Since 1989                President, Forum
Born: July 15, 1942       Contracts Committee                                 Foundation (a charitable
                                                                              organization) since
                                                                              2005; President, Forum
                                                                              Trust, LLC (a
                                                                              non-depository trust
                                                                              company) since 1997;
                                                                              President, Citigroup
                                                                              Fund Services, LLC
                                                                              ("Citigroup") 2003-2005;
                                                                              President, Forum
                                                                              Financial Group, LLC
                                                                              ("Forum"), (a fund
                                                                              services company
                                                                              acquired by Citibank,
                                                                              N.A. in 2003).
Officers
Simon D. Collier          President;                Since 2005                Managing Partner,
                                                                              Foreside Financial Group,

                                                       Term of Office and
                                  Position                   Length           Principal Occupation(s)
          Name                    with the                  of Time                    During
     And Birth Date                Trust                     Served                 Past 5 Years
------------------------  ------------------------  ------------------------  -------------------------
Born: October 22, 1961    Principal Executive                                 LLC since April 2005;
                          Officer                                             Chief Operating Officer
                                                                              and Managing Director,
                                                                              Global Fund Services,
                                                                              Citigroup 2003-2005;
                                                                              Managing Director,
                                                                              Global Securities
                                                                              Services for Investors,
                                                                              Citibank, N.A. 1999-2003.

Carl A. Bright            Principal Financial       Since 2005                President, Foreside Fund
Born: December 20, 1957   Officer                                             Services, LLC, the
                                                                              Trust's Distributor,
                                                                              since 2004; Consultant,
                                                                              Foreside Solutions, LLC
                                                                              2000 - 2003 (mutual fund
                                                                              development company).

                                                       Term of Office and
                                  Position                   Length           Principal Occupation(s)
          Name                    with the                  of Time                    During
     And Birth Date                Trust                     Served                 Past 5 Years
------------------------  ------------------------  ------------------------  ------------------------
Beth P. Hanson            Vice President/           Since 2003                Relationship Manager,
Born: July 15, 1966       Assistant Secretary                                 Citigroup since 2003;
                                                                              Relationship Manager,
                                                                              Forum 1999 - 2003.

Sara M. Morris            Vice President            Since 2004                Director and
Born: September 18, 1963                                                      Relationship Manager,
                                                                              Citigroup since 2004;
                                                                              Chief Financial Officer,
                                                                              The VIA Group, LLC
                                                                              (strategic marketing
                                                                              company) 2000 - 2003.

Trudance Bakke            Treasurer                 Since 2005                Director, Foreside Financial Group,
Born: August 11, 1971                                                         LLC since 2006; Product Manager,
                                                                              Citigroup 2003 - 2006;
                                                                              Senior Manager of
                                                                              Corporate Finance, Forum
                                                                              1999 - 2003.

David M. Whitaker         Secretary                 Since 2004                Product Manager,
Born: September 6, 1971                                                       Citigroup since 2004;
                                                                              Assistant Counsel, PFPC,
                                                                              Inc. (a fund services
                                                                              company) 1999 - 2004.


              Trustee Ownership in Family of Investment Companies


                                                     Aggregate Dollar Range of
                                                         Ownership as of
                               Dollar Range of             December 31,
                                  Beneficial            2005 in all Funds
                           Ownership in the Fund as        Overseen by
                                      of             Trustee in the Family of
 Trustees                     December 31, 2005        Investment Companies
 --------                  ------------------------  -------------------------
 Independent Trustees

 Costas Azariadis                    None                      None

 James C. Cheng                      None                      None

 J. Michael Parish                   None                 Over $100,000

 Interested Trustees

 John Y. Keffer                      None                   $1-$10,000


A. Ownership of Securities of the Adviser and Related Companies


As of December 31, 2005, no Independent Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.


B. Information Concerning Trust Committees


Audit Committee The Trust's Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent public accountants to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended
March 31, 2006, the Audit Committee met five times.


Nominating Committee The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board. The Nominating

Committee will not consider any nominees for Trustee recommended by security holders. During the fiscal year ended March 31, 2006, the Nominating Committee did not meet.

Valuation Committee The Trust's Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer, and Parish, certain officers of the Trust, and a senior representative of the investment adviser to the Trust series requiring valuation. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining NAV per share of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. During the fiscal year ended
March 31, 2006, the Valuation Committee met seven times.

Qualified Legal Compliance Committee The Qualified Legal Compliance Committee (the "QLCC'), which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended
March 31, 2006, the QLCC did not meet.

Contracts Committee. The Contracts Committee, which meets when necessary, consists of all of the Trustees. The Contracts Committee reviews the Trust's service provider contracts and fees in connection with their periodic approval. The Contracts Committee did not meet during the fiscal year ended March 31, 2006.

Compliance Committee. The Compliance Committee, which meets when necessary, consists of all of the Trustees and the Trust's Chief Compliance Officer ("CCO"). The Compliance Committee oversees the Trust's CCO and any compliance matters that arise and relate to the Trust. The Compliance Committee did not meet during the fiscal year ended March 31, 2006.


C. Compensation of Trustees and Officers


Each Trustee is paid an annual retainer fee of $12,000 for service to the Trust ($15,000 for the Chairman). In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,250 for the Chairman), $500 for each short special Board meeting attended ($750 for the Chairman) and $1,500 for each major special Board meeting attended ($2,250 for the Chairman) whether the regular or special Board meetings are attended in person or by electronic communication. In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Fund and the Fund Complex for the fiscal year ended March 31, 2006.



                                                      Total Compensation
                     Compensation                       from the Fund
Trustee               from Fund   Benefits Retirement  and Fund Complex
-------              ------------ -------- ---------- ------------------
John Y. Keffer           $ 58        $0        $0          $11,000
Costas Azariadis         $296        $0        $0          $45,500
James C. Cheng           $296        $0        $0          $45,500
J. Michael Parish        $375        $0        $0          $58,250


D. Investment Adviser


Services of Adviser The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. The Adviser may also pay fees to certain broker-dealers to have the Fund available for sale through such institutions as well as for certain shareholder services provided to customers purchasing Fund shares through such institutions.


Ownership of Adviser The Adviser is a privately owned limited liability company organized under the laws of Delaware in January 2002 and controlled by Edward
P. Hemmelgarn. Prior to January 2002, the Fund was advised by Shaker Management, Inc. Shaker Management, Inc. merged with an affiliate, Shaker Investments, Inc., to create the Adviser. Shaker Investments, Inc. was a privately owned corporation organized under the laws of Ohio in 1991.


Information Concerning Accounts Managed by Portfolio Manager The following summarizes information provided by the Adviser regarding the number of other accounts managed by the Fund portfolio managers within the following categories and the total assets in the accounts as of March 31, 2006: registered investment companies, other pooled investment vehicles, and other accounts.

Neither Mr. Hemmelgarn nor Dr. Mroz-Bremner serve as portfolio manager to any other registered investment company. Mr. Hemmelgarn also manages one other pooled investment vehicle with assets of $26.5 million ($7.5 million of which is assessed a performance based fee by the Adviser). Dr. Mroz-Bremner does not manage any other pooled assets. Mr. Hemmelgarn and Dr. Mroz-Bremner manage 204 other accounts with assets totaling $367.3 million. No other account pays the Adviser a performance based fee.


Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, the Adviser's portfolio manager, who manages multiple accounts, is presented with the following potential conflicts:

.. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and/or other account. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund. The Adviser also maintains a Code of Ethics to detect and prevent activities of employees that would result in a breach of the Adviser's fiduciary duties to the Fund.

.. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To address this situation, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts through a trade rotation schedule.

.. With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain accounts, the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous, transactions for another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or other account. To address this situation, the Adviser maintains a procedure for allocating portfolio transactions across multiple accounts through a trade rotation schedule.

.. Finally, the appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities. To address this situation, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts through a trade rotation schedule.

As set forth above, the Adviser has adopted certain compliance procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Information Concerning Compensation of Portfolio Manager


Mr. Hemmelgarn receives a fixed base cash salary and a cash percentage of the Adviser's profits. The cash percentage of profits is based on equity participation in the Adviser. Dr. Mroz-Bremner receives a fixed based cash salary and is eligible to participate in the Adviser's bonus program that takes into consideration a number of different factors including Adviser and Fund performance, client satisfaction and service, and the overall profitability of the Adviser.


Portfolio Manager Ownership in the Fund


                          Dollar Range of Beneficial Ownership in the Fund as
Portfolio Manager                         of March 31, 2006
-----------------         ---------------------------------------------------
Edward P. Hemmlegarn                       Over $1 million
Karen Mroz-Bremner                         $10,000-$50,000



Fees The Adviser's fee is calculated as a percentage of the Fund's average daily net assets. The fee, if not waived, is accrued daily by the Fund and is assessed to each class based on average net assets for the previous month. The Adviser's fee is paid monthly based on average daily net assets for the prior month.


In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets they invested in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee received from you.

Table 1 in Appendix B shows the dollar amount of the fees accrued by the Fund, the amount of fees waived by the Adviser, and the actual fees received by the Adviser. The data is presented for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

Other Provisions of the Advisory Agreement The Advisory Agreement remains in effect for a period of one year from the date of its effectiveness and then the agreement must be approved annually. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Independent Trustees.

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Adviser on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under its Advisory Agreement, the Adviser is not liable for any error of judgment, mistake of law, or in any event whatsoever, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

E. Distributor


Distribution Services The Distributor (also known as principal underwriter) of the shares of the Fund is located at Two Portland Square, 1st Floor, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc. Mr. Bright and Mr. Collier are affiliates of the Trust and the Distributor as they serve as officers of each entity. Mr. Peter Guarino is also an officer of the Distributor and CCO of the Trust.

Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best effort basis. The Distributor has no obligation to sell any specific quantity of Fund shares.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a "Financial Institution," collectively, the "Financial Institutions") for distribution of shares of the Fund (see "Purchases through Financial Institutions.")

The Distributor does not receive compensation for its distribution services.


Compliance Services


Under a Compliance Services Agreement (the "Compliance Agreement") with the Trust and subject to approval by the Board, the Distributor provides a CCO and Sarbanes-Oxley certifying officers ("Certifying Officers") to the Trust as well as certain additional compliance support functions ("Compliance Services").

For making available the CCO and Certifying Officer and for providing the Compliance Services under the Compliance Agreement, the Distributor receives a fee from the Fund of (i) $27,500 per year and an (ii) annual fee of 0.01% of the Fund's average daily net assets, subject to an annual maximum of $20,000.


The Compliance Agreement with respect to the Fund continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Board of the Trust or by the Distributor with respect to the Fund on 60 days' written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Agreement related to CCO and Certifying Officer services, may be terminated at any time by the Board, effective upon written notice to the CCO and Certifying Officers, without the payment of any penalty.

Under the Compliance Agreement, the Distributor is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, the Distributor and certain related parties (such as the Distributors officers and persons who control the Distributor) are indemnified by the Trust against any and all claims and expenses related to the Distributor's actions or omissions, except for any act or omission resulting from the Distributor's willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.


Table 2 in Appendix B shows the dollar amount of the fees accrued by the Fund to the Distributor for Compliance Services, the amount of the fee waived by the Distributor, and the actual fees received by the Distributor. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).


F. Other Fund Service Providers


Administrator As Administrator, pursuant to an administration agreement (the "Administration Agreement") with the Trust, the Administrator administers the Trust's operations with respect to the Fund except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator's responsibilities include, but are not limited to,
(1) overseeing the performance of administrative and professional services rendered to the Trust by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight;
(3) overseeing the preparation and filing of the Trust's tax returns, the preparation of financial statements and related reports to the Trust's shareholders, the SEC and state and other securities administrators;
(4) provide the Trust with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust;
(5) assisting the Trust's investment advisors in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports; and (6) with the oversight of the Trust's counsel and with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

For its services, the Administrator receives a fee from the Fund at an annual rate of 0.10% of the Fund's average daily net assets, plus $24,000 per year, and certain out-of-pocket expenses. The fee is accrued daily by the Fund and is paid monthly based on the average net assets for the previous month. The Administrator pays the Trust's financial obligations for Compliance Services performed under the Compliance Agreement with respect to the Fund.


The Administration Agreement with respect to the Fund continues in effect until terminated, provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Administration Agreement is terminable with or without cause and with respect to the Fund, and without penalty, by the Trust or by the Administrator with respect to the Fund on 90 days' written notice to the Trust. The Administration Agreement is also terminable for cause by the non-breaching party on at least 30 days' written notice to the other party.


Under the Administration Agreement, the Administrator is not liable to the Trust or the Trust's shareholders for any action or inaction of the Administrator relating to any event whatsoever in the absence of bad faith, willful misfeasance, or gross negligence in the performance of its duties or delegations under the Administration Agreement or by reason of reckless disregard of its obligations and duties under the Administration Agreement. Under the Administration Agreement, the Administrator and certain related parties (such as the Administrator's officers and persons who control the Administrator) are indemnified by the Trust against any and all claims and expenses related to the Administrator's actions or omissions that are consistent with the Administrator's contractual standard of care.

Table 3 in Appendix B shows the dollar amount of the fees accrued by the Fund to the Administrator, the amount of the fee waived by the Administrator, and the actual fees received by the Administrator. The data is presented for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).


Fund Accountant As fund accountant, pursuant to an agreement with the Trust (the "Accounting Agreement"), the Accountant provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund's financial statements and tax returns.

For its services, the Accountant receives a fee from the Fund of $45,000 per year, $12,000 per year for each additional share class above one, 0.01% of the average daily net assets of the Fund, plus certain out-of-pocket expenses. The fee is accrued daily by the Fund and is paid monthly.

The Accounting Agreement with respect to the Fund continues in effect until terminated, provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Accounting Agreement is terminable with or without cause and without penalty by the Trust or by the Accountant with respect to the Fund on 90 days' written notice to the Trust. The Accounting Agreement is also terminable for cause by the non-breaching party on at least 30 days' written notice to the other party.

Under the Accounting Agreement, the Accountant is not liable for any action or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith, gross negligence or by reason of reckless disregard of its obligations and duties under the agreement. Under the Accounting Agreement, the Accountant and certain related parties (such as the Accountant's officers and persons who control the Accountant) are indemnified by the Trust against any and all claims and expenses related to the Accountant's actions or omissions that are consistent with the Accountant's contractual standard of care.

Under the Accounting Agreement, in calculating the Fund's NAV, the Accountant is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The Accounting Agreement also provides that the Accountant will not be liable to a shareholder for any loss incurred due to an NAV difference if such difference is less than or equal to 1/2 of 1% or if the loss in the shareholder's account with the Trust is less than or equal to $10.00. In addition, the Accountant is not liable for the errors of others, including the companies that supply securities prices to the Accountant and the Fund.

Table 4 in Appendix B shows the dollar amount of the fees accrued by the Fund, the amount of the fee waived by the Accountant, and the actual fees received by the Accountant. The data is presented for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

Transfer Agent As transfer agent and distribution paying agent, pursuant to an agreement with the Trust ("Transfer Agency Agreement"), the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the Office of Comptroller of the Currency.


Custodian The Custodian, pursuant to an agreement with the Trust safeguards and controls the cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund's domestic and foreign assets. The Custodian is located at 388 Greenwich Street, New York, NY 10013.


Legal Counsel Kirkpatrick & Lockhart Nicholson Graham LLP, 1601 K Street, Washington D.C. 20006, passes upon legal matters in connection with the issuance of shares of the Trust.

Independent Registered Public Accounting Firm Deloitte & Touche LLP, 200 Berkeley Street, 14/th/ Floor, Boston, Massachusetts, 02116-5022, is the Fund's independent registered public accounting firm, providing audit services, tax services and assistance with respect to the preparation of filings with the U.S. Securities and Exchange Commission.

4. Portfolio Transactions
--------------------------------------------------------------------------------

1. How Securities are Purchased and Sold

Transactions on a U.S. exchange are generally effected through brokers who charge commissions. Commissions charged on transactions effected on stock exchanges are negotiated.

Transactions in the over-the-counter markets usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. Securities purchased directly from the issuer are usually not subject to transactional costs. Generally, the purchase price of securities sold by underwriters includes a fixed commission or concession paid by the issuer to the underwriter while the purchase price of securities sold by a dealer includes an undisclosed mark-up representing the spread between the purchase price and the dealer's cost.

2. Commissions Paid


Table 5 in Appendix B shows the aggregate brokerage commissions paid by the Fund as well as aggregate commissions paid to an affiliate of the Fund or the Adviser. The data presented is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

3. Choosing Broker-Dealers

The Adviser seeks "best execution" for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker. The Adviser may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

The Adviser may also give consideration to brokerage and research services furnished by brokers to the Adviser and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. Research is designed to augment the Adviser's own internal research and investment strategy capabilities. This research may include reports that are common in the industry such industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service all of the Adviser's accounts, although a particular client may not benefit from all the research received on each occasion. The Adviser's fees are not reduced by reason of the Adviser's receipt of research services. Since most of the Advisers brokerage commissions for research are for economic research on specific companies or industries, and since the Adviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Adviser's clients and the Fund's investors.

Table 6 in Appendix C lists each broker to whom the Fund directed brokerage over the last fiscal year in return for research services, the amount of transactions so directed and the amount of commissions earned by the broker therefrom.

4. Counterparty Risk


The Adviser monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.


5. Transactions through Affiliates


The Adviser may effect transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

6. Other Accounts of the Adviser


Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. A particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.


7. Portfolio Turnover


The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in a fund were replaced once in a period of one year. High portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.


8. Securities of Regular Broker-Dealers


From time to time, the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parent companies of those brokers and dealers. For this purpose, regular brokers and dealers means the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.


Table 7 in Appendix B lists the Fund's regular brokers and dealers whose securities (or the securities of the parent company) were acquired during the Fund's most recent fiscal year. Table 8 also includes the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.


A. Portfolio Holdings


Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in forms required to be filed with the SEC. Portfolio holdings as of the end of the Fund's annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report. Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. You may request a copy of the Fund's latest semi-annual report to shareholders or a copy of the Fund's latest Form N-Q which contains the Fund's portfolio holdings by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund's latest Form N-Q by accessing the SEC's website at www.sec.gov.

In addition, the Fund's Adviser makes publicly available, on a quarterly basis, information regarding the Fund's top ten holdings (including name and percentage of the Fund's assets invested in each such holding) and the percentage breakdown of the Fund's investments by country, sector and industry, as applicable. This holdings information is made available through the Fund or Adviser's website, marketing communications (including printed advertisements and sales literature), and/or the Fund's Transfer Agent telephone customer service center that supports the Fund. This quarterly holdings information is released within 15 days after the quarter end.

The Fund's nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund's operation that the Fund has retained them to perform. The Fund's Adviser, who manages the Fund's portfolio, has regular and continuous access to the Fund's portfolio holdings. In addition, the Fund's Adviser, Administrator, Custodian, Distributor and Fund Accountant as well as proxy voting services
(ISS), mailing services and financial printers may have access to the Fund's nonpublic portfolio holdings information on an ongoing basis. The Fund's
Trustees and officers, legal counsel to the Fund and to the Independent Trustees, and the Fund's independent registered public accounting firm may receive portfolio holdings information on an as needed basis. Mailing services
(ADP) and financial printers (currently RR Donnelley) receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter.

From time to time the Adviser also may disclose nonpublic information regarding the Fund's portfolio holdings to certain mutual fund consultants, analysts and rating and ranking entities, or other entities or persons ("Recipients") that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if the Compliance Committee of the Board determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has a legitimate business purposes for the disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpubic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will implement or have in place procedures to monitor compliance by its employees with the term of the confidentiality agreement; and
(3) upon request from the Adviser or the Fund, will return or promptly destroy the information. The Compliance Committee shall report to the Board of Trustees at the next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Compliance Committee's reasons for determining to permit such disclosure.

No compensation is received by the Fund, nor, to the Fund's knowledge, paid to the adviser or any other party, by any service provider or any other person in connection with the disclosure of the Fund's portfolio holdings. With respect to the Trustees, its officers, the Adviser, the administrator and the distributor, the Board has approved codes of ethics (collectively, "Codes") that are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund's portfolio holdings. In addition, the Fund's service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

5. Purchase and Redemption Information
--------------------------------------------------------------------------------

1. General Information

You may effect purchases or redemptions or request any shareholder privilege in person at the Transfer Agent's offices located at Two Portland Square, Portland, Maine 04101.

The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed, but under unusual circumstances, may accept orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund's availability.

2. Additional Purchase Information

Shares of each Fund are sold on a continuous basis by the Distributor at NAV plus the applicable sales charge in the case of A Shares.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. Consistent with the provisions of the Trust's Trust Instrument, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

3. IRAs

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the investment is received.

4. UGMAs/UTMAs

If the custodian's name is not in the account registration of a gifts or transfers to minor ("UGMA/UTMA") account, the custodian must provide instructions in a manner indicating custodial capacity.

5. Purchases through Financial Institutions


You may purchase and redeem shares through Financial Institutions. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund. Your order will be priced at the Fund's NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with the Fund's prospectus or the Financial Institution's contractual arrangements with the Fund.

The Financial Institutions may accept purchase, redemption, and other requests on behalf of the Fund. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund. Your order will be priced at the Fund's NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with the Fund's prospectus or the Financial Institution's contractual arrangements with the Fund and/or its agents.

If you purchase shares through a Financial Institution, you will be subject to the Financial Institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. The Fund is not responsible for the failure of any Financial Institution to carry out its obligations.

Investors purchasing shares of the Fund through a Financial Institution should read any materials and information provided by the Financial Institution to acquaint themselves with its procedures and any fees that the Financial Institution may charge.

6. Additional Redemption Information


You may redeem Fund shares at NAV minus any applicable sales charge or redemption fee. Accordingly, the redemption price per share of the Fund may be lower than the Fund's NAV. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in-first-out (FIFO) method to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.

The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.




7. Suspension of Right of Redemption

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading on the New York Stock Exchange is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may, by order, permit for the protection of the shareholders of the Fund.

8. Redemption-In-Kind

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

9. NAV Determination


The Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, the Fund may accept and process orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers. The time at which NAV is calculated may change in case of an emergency.

The NAV is determined by taking the market value of the class' total assets, subtracting the class' liabilities, and then dividing the result (net assets) by the number of outstanding shares of the class.

The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities, which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Nonexchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by the Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes the prices or values available are unreliable. Market quotations may not be readily available or may be unreliable if, among other things, (1) the exchange on which the Fund's security is principally traded closes early; (2) trading in a portfolio security was halted during the day and did not resume prior to the time as of which the Fund calculates its NAV, or (3) events occur after the close of the securities markets on which the Fund's portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.

Fair valuation is based on subjective factors and as a result, the fair value price of a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.


10. Distributions

Distributions of net investment income will be reinvested at the Fund's NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the Fund's NAV (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

6. Taxation
--------------------------------------------------------------------------------

The tax information set forth in the Prospectus and the information in this section relates solely to U.S. Federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). This information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the tax implications of the Fund's Federal tax treatment to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisers as to the Federal, state, local and foreign tax provisions applicable to them.

1. Qualification as a Regulated Investment Company

The Fund intends, for each tax year, to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year-end of the Fund is March 31 (the same as the Fund's fiscal year end).

2. Meaning of Qualification

As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company, the Fund must satisfy the following requirements:

    . The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

    . The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities.

    . The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the

   Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

Failure to Qualify If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

Fund Distributions The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal income tax rate of 15% (5% for individuals in lower tax brackets) if paid on or before December 31, 2008. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Fund and the shareholder. To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

The Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- or long-term). All capital loss carryovers are listed in the Fund's financial statements. Any such losses may not be carried back.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares with a NAV at the time of purchase that reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by you (and made by the Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

You will be advised annually as to the U.S. Federal income tax consequences of distributions made to you (or deemed made) during the year.

3. Federal Excise Tax


A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 (or December 31 if elected by the Fund) of the calendar year. The balance of the Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 (or December 31 if elected by the Fund) of any year in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 (or December 31) in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

4. Sale, Exchange or Redemption of Shares

In general, you will recognize gain or loss on the sale, exchange or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale, exchange or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale, exchange or redemption (a "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.


5. Backup Withholding

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions, and the proceeds of redemptions of shares, paid to you if you: (1) have failed to provide a correct taxpayer identification number; (2) are subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Fund that you are not subject to backup withholding or are a corporation or other "exempt recipient." Backup withholding is not an additional tax; rather any amounts so withheld may be credited against your Federal income tax liability or refunded.

6. Foreign Shareholders

If you are a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), the taxation implications of Fund income received will depend on whether the income from the Fund is "effectively connected" with your U.S. trade or business.

If the income from the Fund is not effectively connected with your U.S. trade or business, distributions of ordinary income (excluding short-term capital gains and portfolio interest income paid during taxable years of the Fund beginning before January 1, 2008) paid to you will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. You generally would be exempt from U.S. Federal income tax on gain realized on the sale of shares of the Fund and distributions of net capital gain from the Fund and distributions of portfolio interest income paid during taxable years of the

Fund beginning before January 1, 2008. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to U.S. Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a non-corporate foreign shareholder, the Fund may be required to withhold U.S. Federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in the Fund can differ from the U.S. Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the consequences of foreign tax rules with respect to an investment in the Fund.

State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the U.S. Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax adviser as to the consequences of state and local tax rules with respect to an investment in the Fund.

7. Foreign Taxes


Income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source, including withholding taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries cannot be determined.

7. Other Matters
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1. The Trust and Its Shareholders

General Information Forum Funds was organized as a statutory trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996, the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:


Absolute Strategies Fund/(1)/                 Dover Responsibility Fund /(1)/
Adams Harkness Small Cap Growth Fund          Fountainhead Special Value Fund
Austin Global Equity Fund                     Golden Large Core Value Fund /(6)/
Auxier Focus Fund/(2)/                        Golden Small Core Value Fund /(6)/
Brown Advisory Growth Equity Fund /(3)/       Jordan Opportunity Fund
Brown Advisory Intermediate Income Fund /(3)/ Mastrapasqua Growth Fund
Brown Advisory International Fund /(4)/       Merk Hard Currency Fund /(6)/
Brown Advisory Maryland Bond Fund /(4)/       Payson Total Return Fund
Brown Advisory Opportunity Fund /(3)/         Payson Value Fund
Brown Advisory Real Estate Fund /(4)/         Polaris Global Value Fund
Brown Advisory Small-Cap Growth Fund /(5)/    Shaker Fund
Brown Advisory Small-Cap Value Fund /(3)/     SteepleView Fund
Brown Advisory Value Equity Fund /(3)/        Winslow Green Growth Fund /(6)/
DF Dent Premier Growth Fund



/(1)/ The Trust offers shares of beneficial interest in Institutional, A and C classes of this series.
/(2)/ The Trust offers shares of beneficial interest in Investor, A and C classes of this series.
/(3)/ The Trust offers shares of beneficial interest in Institutional and A classes of this series.
/(4)/ The Trust offers shares of beneficial interest in an Institutional class of this series.
/(5)/ The Trust offers shares of beneficial interest in Institutional and A classes of this series. The Fund has ceased the public offering of D Shares. This means that the class is closed to new investors and current shareholders cannot purchase additional shares.
/(6)/ The Trust offers shares of beneficial interests in Institutional and Investor classes of these series.


The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.


The Trust and each series and class thereof will continue indefinitely until terminated.


Series and Classes of the Trust Each series or class of the Trust may have a different expense ratio and its expenses will affect each class's performance. For more information on any other series or class of shares of the Trust, you may contact the Transfer Agent.

Shareholder Voting and Other Rights Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares and each series or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and
(2) the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those such series or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro-rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series') shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

Termination or Reorganization of Trust or Its Series The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the state of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.


Fund Ownership As of July 5, 2006, the percentage of Fund shares owned by all Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of beneficial interest of each class.

Also as of that date, certain shareholders of record owned 5% or more of a class of the Fund. Shareholders known by the Fund to own of record or beneficially 5% or more of a class are listed in Table 8 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of July 5, 2006, the following shareholders may be deemed to control the Fund. "Control" for this purpose is the beneficial ownership of 25% or more of the Fund's voting securities. For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company's parents are listed.


Listed below are shareholders who own of record or beneficially, 25% or more of the Fund's voting securities.

Controlling Person Information


                                              Percentage
                                               of Fund
Shareholder                                     Owned
-----------                                   ----------
Charles Schwab & Co., Inc. - Mutual Fd          41.83%
SPL CSTDY A-C for EXCL BNFT CUST
101 Montgomery Street
San Francisco, CA 94104


Limitations on Shareholders' and Trustees' Liability Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust's Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust's Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

2. Proxy Voting Procedures


A copy of the Trust's proxy voting procedures adopted on behalf of the Fund are included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, will be available (1) without charge, upon request, by contacting the Transfer Agent at (800) 540-6807, (2) on the SEC's web site at www.sec.gov, and on the Fund's web site at www.shakerfund.com.


3. Code of Ethics

The Trust, the Adviser and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Trust, the Adviser and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchase or held by the Fund, subject to certain limitations.


4. Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.


Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete and, in each instance, are qualified by reference to the copy of such contract or other documents filed as exhibits to the registration statement.

5. Financial Statements


The Fund's Financial Statements and Financial Highlights for the fiscal year ended March 31, 2006 are incorporated by reference into the SAI from the Fund's Annual report to shareholders and have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

--------------------------------------------------------------------------------

Preferred Stock

Moody's

Aaa An issue that is rated "Aaa" is considered to be a top quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa An issue that is rated "Aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue that is rated "A" is considered to be an upper medium-grade preferred stock. While risks are judged to be somewhat greater than in the "Aaa" and "Aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa An issue that is rated "Baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Ba An issue that is rated "Ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue that is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Caa An issue that is rated "Caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

Ca An issue that is rated "Ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.


BB, B,  Preferred stock rated BB, B, and CCC is regarded, on balance, as
CCC predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C       A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Note Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short Term Ratings

Moody's

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:


Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        .   Leading market positions in well-established industries.
        .   High rates of return on funds employed.
        .   Conservative capitalization structure with moderate reliance on debt and ample asset protection.
        .   Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
        .   Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not     Issuers rated Not Prime do not fall within any of the Prime rating
Prime   categories.

S&P

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch

F1 Obligations assigned this rating have the highest capacity for timely repayment under Fitch's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as 'A1' and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.

F3 Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C Obligations for which there is a high risk of default to other obligors in the same country or which are in default.

APPENDIX B - MISCELLANEOUS TABLES
--------------------------------------------------------------------------------

Table 1 - Investment Advisory Fees

The following table shows the dollar amount of fees accrued for by the Fund, the amount of fee that was waived by the Adviser, if any, and the actual fees received by the Adviser.


                               Advisory Fee     Advisory Fee     Advisory Fee
                                 Accrued           Waived          Retained
                               ------------     ------------     ------------
Year Ended March 31, 2006       $ 209,894        $ 209,894        $       0
Year Ended March 31, 2005       $ 324,356        $ 163,849        $ 160,507
Year Ended March 31, 2004       $ 392,113        $ 133,140        $ 258,973



Table 2 - Compliance Fees

The following table shows the dollar amount of fees accrued by the Fund, the amount of the fee that was waived by the Distributor, if any, and the actual fee received by the Distributor.



                               Compliance      Compliance      Compliance
                               Fee Accrued     Fee Waived     Fee Retained
                               -----------     ----------     ------------
Year Ended March 31, 2006       $ 21,718        $ 3,672         $ 18,046
Year Ended March 31, 2005       $  6,222        $     0         $  6,222



Table 3 - Administration Fees

The following table shows the dollar amount of fees accrued by the Fund, the amount of fee that was waived by the Administrator, if any, and the actual fees received by the Administrator.



                               Administration Fee   Administration Fee   Administration Fee
                                    Accrued               Waived              Retained
                               ------------------   ------------------   ------------------
Year Ended March 31, 2006           $ 43,132             $ 3,236              $ 39,896
Year Ended March 31, 2005           $ 54,940             $     0              $ 54,940
Year Ended March 31, 2004           $ 59,646             $     0              $ 59,646



Table 4 - Accounting Fees

The following table shows the dollar amount of fees accrued by the Fund, the amount of fee that was waived by the Accountant, if any, and the actual fees received by the Accountant.



                               Accounting Fee   Accounting Fee   Accounting Fee
                                  Accrued           Waived          Retained
                               --------------   --------------   --------------
Year Ended March 31, 2006         $ 86,086         $     0          $ 86,086
Year Ended March 31, 2005         $ 86,587         $     0          $ 86,587
Year Ended March 31, 2004         $ 87,760         $ 1,000          $ 86,760

Table 5 - Commissions

The following table shows the brokerage commissions of the Fund.



                                                          Total             % of
                                                        Brokerage        Brokerage          % of
                                                       Commissions      Commissions     Transactions
                                                      ($) Paid to an     Paid to an      Executed by
                                            Total    Affiliate of the Affiliate of the an Affiliate of
                                          Brokerage       Fund,            Fund,          the Fund,
                                         Commissions    Adviser or       Adviser or      Adviser or
                                             ($)       Distributor      Distributor      Distributor
                                         ----------- ---------------- ---------------- ---------------
Year Ended March 31, 2006                 $ 56,730       $      0            0%               0%
Year Ended March 31, 2005                 $ 93,153       $      0            0%               0%
Year Ended March 31, 2004                 $ 80,591       $      0            0%               0%



Table 6 - Directed Brokerage

The following table lists each broker to whom the Fund directed brokerage in return for research services, the amount of transactions so directed, and the amount of commissions generated therefrom.



                                                                Amount of
                                                      Amount    Commission
                                          Broker     Directed   Generated
                                         --------- ------------ ----------
Year Ended March 31, 2006                Bloomberg
                                         Tradebook $ 24,144,785  $ 34,215
Year Ended March 31, 2005                Bloomberg
                                         Tradebook $ 20,796,559  $ 32,941



Table 7 - Securities of Regular Brokers or Dealers

The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.



Regular Broker or Dealer                             Value Held
Year Ended March 31, 2006                               N/A
Year Ended March 31, 2005                               N/A
Year Ended March 31, 2004                               N/A



Table 8 - 5% Shareholders

The following table lists: (1) the persons who owned of record 5% or more of the outstanding shares of a class of shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of a class of shares of the Fund, as of July 5, 2006.



                                                                  % of Class
Shaker Fund         Name and Address                                Owned
------------------- --------------------------------------------  ----------
Intermediary Shares

                    Charles Schwab & Co. Inc. - Mutual Fd           50.28%
                    SPL CSTDY A-C for EXCL BNFT CUST
                    101 Montgomery Street
                    San Francisco, CA 94104

                    Lauer & Co.                                     25.22%
                    Attn. Marie Knuttel Partnership
                    C/O Glenmede Trust Co.
                    P.O. Box 58997
                    Philadelphia, PA 19102-8997

                                                                  % of Class
Shaker Fund         Name and Address                                Owned
------------------- --------------------------------------------  ----------
Intermediary Shares
                    Andrew Cook/Jacqueline Ellis TTEE                6.35%
                    FBO Dylan Ellis Cook Irrevocable Trust
                    225 Woodward Point Rd.
                    Brunswick, ME 04011
A Shares
                    Charles Schwab & Co. Inc. - Mutual Fd           41.55%
                    SPL CSTDY A-C for EXCL BNFT CUST
                    101 Montgomery Street
                    San Francisco, CA 94104
B Shares
                    Janney Montgomery Scott, LLC                    15.57%
                    McMonagle Murello
                    1801 Market Street
                    Philadelphia, PA 19103-1675

                    Janney Montgomery Scott, LLC                     6.89%
                    John F. Burke, Jr.
                    1801 Market Street
                    Philadelphia, PA 19103-1675

                    Wesbanco Trust and Investment Services           6.72%
                    FBO TTEE Mark Benson Md Trust
                    One Bank Plaza
                    Wheeling, WV 26003
C Shares
                    McDonald Investments, Inc. FBO Numbered         47.71%
                    Account
                    4900 Tiedeman Road
                    Brooklyn, OH 44144

                    Cynthia Haight Horwitz TTEE                      8.39%
                    For the Cathryn Horwitz Trust
                    7311 Hollyhock Lane
                    Solon, OH 44139

                    Cynthia Haight Horwitz TTEE                      5.79%
                    For the Daniel M. Horwitz Trust
                    7311 Hollyhock Lane
                    Solon, OH 44139

APPENDIX C - PROXY VOTING PROCEDURES
--------------------------------------------------------------------------------

                                  FORUM FUNDS
                                 MONARCH FUNDS

                POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

                                 July 31, 2003
                         As Amended September 14, 2004

   SECTION 1. PURPOSE

   Shareholders of the various series of Forum Funds and Monarch Funds (collectively, the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

   This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by each Fund.

   SECTION 2. RESPONSIBILITIES

   (A) Adviser. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

   The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

   The Adviser shall be responsible for coordinating the delivery of proxies by the Fund's custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service").

   (B) Proxy Manager. The Trust will appoint a proxy manager (the "Proxy Manager"), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust's other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

   SECTION 3. SCOPE

   These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

   SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

   (A) General

       (1) Use of Adviser Proxy Voting Guidelines or Proxy Voting Service. If
       (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust's Board of Trustees (the "Board") has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund's proxies and has approved such guidelines; and (C) the Adviser's or Proxy Voting Service's Guidelines are filed as an exhibit to the applicable Fund's Registration Statement (each considered "Adviser Guidelines"), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund's proxies consistent with such Adviser Guidelines.

       (2) Independence. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

       (3) Absence of Proxy Voting Service Guidelines. In the absence of Adviser Guidelines, the Adviser shall vote the Fund's proxies consistent with Sections B and C below.

   (B) Routine Matters

   As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

       (1) Election of Directors. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

       (2) Appointment of Auditors. Management recommendations will generally be supported.

       (3) Changes in State of Incorporation or Capital Structure. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

   (C) Non-Routine Matters

       (1) Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis.

       (2) Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

       (3) Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

       (4) Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

       (5) Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

   (D) Conflicts of Interest

   Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A "conflict of interest" includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

   If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

   (E) Abstention

The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

[GRAPHIC APPEARS HERE]

================================================================================
PROXY VOTING
Originally Issued: July 28, 2003 Version: 1
Updated: N/A
================================================================================

POLICY

Shaker Investments, L.L.C. ("Shaker", "Adviser" or the "Firm") determines its responsibility to vote proxies based on the following guidelines:

If the account is subject to ERISA, unless the voting of proxies with respect to the assets in the Account is designated to a named fiduciary with respect to the assets in the Account, and such designation is attached as an appendix to this Agreement, Adviser will exercise proxy voting rights with respect to the assets in the Account, in accordance with the investment guidelines and policies applicable to the assets in the Account, as provided to Adviser from time to time, in writing, by Client.

If Client is an institutional investor not subject to ERISA, Adviser has the right but not the duty to arrange for the services of a proxy voting advisory firm and the voting of proxies in accordance with the advice of such firm.

In the case of the Shaker Fund the adviser exercises the right and responsibility for voting proxies.

In all other cases, Adviser shall have no rights or responsibilities for the voting of proxies with respect to the Account.

It is the Firm's policy when exercising the right to vote proxies to ensure that proxies are voted in a manner that is consistent with the best interests of its clients, to provide its clients with proxy voting policies and procedures upon request and to ensure information is maintained regarding how the firm voted with respect to client securities.

PROCEDURES

In those circumstances in which Shaker has proxy voting authority for clients, Shaker uses an independent proxy voting service, Institutional Shareholder Services (ISS) to research, recommend and vote proxies. Personnel at Shaker monitor the recommendations made by ISS and have the ability to change the vote if the recommendation is determined to not be in the best interest of a client. Generally, it is Shaker's philosophy to vote with management since Shaker is investing in that holding partly because of a favorable opinion of the current management team.

Shaker personnel flag any proposals on significant holdings where ISS recommends a vote against management. These proposals are then carefully reviewed by the Shaker portfolio management team and in-house researchers for appropriate action or, as in most cases, no action (meaning the ISS recommendation would be used). Any override of an ISS recommendation would occur only when management believes that it would be in the best interest of the client to do so. Such a change, and the reasoning behind it, would be documented appropriately.

Conflicts of Interest

Shaker recognizes that under certain circumstances a conflict of interest may arise in voting proxies on behalf of a client. A "conflict of interest" means any circumstance when Shaker or one or more of its affiliates (including officers and employees) knowingly does business with (e.g. manages the issuer's assets, administers the issuers employee benefit plan) or receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore may appear to have a conflict of interest between its own interests and the interests of clients in how proxies of that issuer are voted.

If Shaker believes that it has a conflict of interest the proxy will be voted consistent with the recommendation of ISS provided that Shaker believes that such a vote is consistent with the best interests of the shareholders.

Abstention

Shaker may abstain from voting proxies in certain circumstances. Shaker may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best interest of the shareholder, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when costs to shareholder to effect a vote would be uneconomic relative to the value of the shareholders investment in the issuer.

Recordkeeping

Shaker will maintain files relating to its proxy voting policies and procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with the records for the first two years kept in Shaker's principal office. Records of the following will be included in the files:

Copies of Shaker's proxy voting policies and procedures, and any amendments;

Copies of any documents Shaker created that were material to making a decision how to vote proxies, or that memorialize that decision; and

Copies of each written client request for information on how Shaker voted a client's proxies, and a copy of any written response to any (written or oral) client request for information on how Shaker voted the client's proxies.

Disclosure

Shaker will disclose in its Form ADV Part II that its clients may contact Shaker by a toll-free number to obtain information on how Shaker voted such client's proxies (this is available on a quarterly or annual basis) and to request a copy of these policies and procedures. Further, a concise summary of these Proxy Voting Guidelines will be included in Shaker's Form ADV Part II, and will be updated whenever the policies and procedures are amended.

                                     Part C
                                Other Information

Item 23.  Exhibits

(a) Trust Instrument of Registrant as amended and restated on August 14, 2000 (Exhibit incorporated by reference as filed as Exhibit
              (a) in post-effective amendment No. 83 via EDGAR on September 29, 2000, accession number 0001004402-00-000327).

(b) By-Laws of Registrant (Exhibit incorporated by reference as filed as Exhibit (b) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number 0001275125-05-000626).

(c)           See Sections 2.04 and 2.07 of the Trust Instrument as filed as
              Exhibit (a).

(d)     (1)   Investment Advisory Agreement between Registrant and H.M.
              Payson & Co. (Exhibit incorporated by reference as filed as Exhibit (5)(a) in post-effective amendment No. 62 via EDGAR on May
              26, 1998, accession number 0001004402-98-000307).

        (2) Investment Advisory Agreement between Registrant and Austin Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (5)(d) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

        (3) Investment Advisory Agreement between Registrant and Polaris Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (5)(h) in post-effective amendment No. 63 via EDGAR on June 8, 1998, accession number 0001004402-98-000339).

        (4) Investment Advisory Agreement between Registrant and Brown Investment Advisory Incorporated, pertaining to Brown Advisory Small Cap Growth Fund, Brown Advisory Growth Equity Fund and Brown Advisory Real Estate Fund (Exhibit incorporated by reference as filed as Exhibit (d)(5) in post-effective amendment No. 138 via EDGAR on December 8, 2003, accession number 0001004402-03-000609).

        (5) Investment Advisory Agreement between Registrant and Mastrapasqua & Associates (Exhibit incorporated by reference as filed as Exhibit (d)(8) in post-effective amendment No. 81 via EDGAR on July 31, 2000, accession number 0001004402-00-000261).

        (6) Investment Advisory Agreement between Registrant and Brown Investment Advisory Incorporated pertaining to Brown Advisory Maryland Bond Fund (Exhibit incorporated by reference as filed as Exhibit (d)(9) in post-effective amendment No. 86 via EDGAR on December 27, 2000, accession number 0001004402-00-000412).

        (7) Investment Advisory Agreement between Registrant and Shaker Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(9) in post-effective amendment No. 117 via EDGAR on September 27, 2002, accession number 0001004402-02-000418).

        (8) Investment Advisory Agreement between Registrant and Winslow Management Company, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(9) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number 0001275125-05-000362).

        (9) Investment Advisory Agreement between Registrant and D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(11) in post-effective amendment No. 99 via EDGAR on July 31, 2001, accession number 0001004402-01-500152).

        (10) Management Agreement between Registrant and King Investment Advisors, Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(13) in post-effective amendment No. 104 via EDGAR on October 30, 2001, accession number 0001004402-01-500264).

        (11) Investment Sub-Advisory Agreement between Brown Investment Advisory Incorporated and Philadelphia International Advisors, LP (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment No. 125 via EDGAR on January 27, 2003, accession number 0001004402-03-000044).

        (12) Sub-Advisory Agreement between Brown Investment Advisory Incorporated and Cardinal Capital Management, L.L.C. (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment No. 137 via EDGAR on October 30, 2003, accession number 0001004402-03-000559).

        (13) Investment Advisory Agreement between Registrant and Brown Investment Advisory Incorporated pertaining to Brown Advisory Intermediate Income Fund, Brown Advisory Value Equity Fund, Brown Advisory Small

              Cap Value Fund and Brown Advisory International Fund (Exhibit incorporated by reference as filed as Exhibit (d)(16) in post-effective amendment No. 130 via EDGAR on July 15, 2003, accession number 0001004402-03-000431).

        (14) Investment Advisory Agreement between Registrant and AH Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment No. 188 via EDGAR on February 24, 2006, accession number 0001275125-06-000062).

        (15) Management Agreement between Registrant and Auxier Asset Management (Exhibit incorporated by reference as filed as Exhibit
              (d) (19) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478).

        (16) Investment Advisory Agreement between Registrant and Windowpane Advisors LLC (Exhibit incorporated by reference as filed as Exhibit (d) (20) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478).

        (17) Sub-Advisory Agreement between Windowpane Advisors LLC and Hellman, Jordan Management Co., Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number 0001275125-05-000362).

        (18) Investment Advisory Agreement between Registrant and Absolute Investment Advisers, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

        (19) Sub-Advisory Agreements between Absolute Investment Advisers, LLC and each sub-adviser to Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(22) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

        (20) Investment Advisory Agreement between Registrant and Merk Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (d) (25) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478).

        (21) Investment Advisory Agreement between Registrant and Dover Corporate Responsibility Management LLC (Exhibit incorporated by reference as filed as Exhibit (d) (26) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478).

        (22) Sub-Advisory Agreement between Brown Investment Advisory Incorporated and Walter Scott & Partners Limited (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number 0001275125-05-000362).

        (23) Interim Investment Advisory Agreement between Registrant and Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(25) in post-effective amendment No. 188 via EDGAR on February 24, 2006, accession number
              0001275125-06-000062).


        (24) Investment Advisory Agreement between Registrant and Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(24) in post-effective amendment No. 193 via EDGAR on April 28, 2006, accession number 0001193125-06-093182.


        (25) Investment Advisory Agreement between Registrant and Spears, Grisanti & Brown, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(26) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number 0001275125-05-000626).


        (26) Investment Advisory Agreement between Registrant and Brown Investment Advisory Incorporated regarding Brown Advisory Opportunity Fund (Exhibit filed herewith as Exhibit (d)(26)).


 (e)    (1)   Form of Selected Dealer Agreement between Forum Fund Services,
              LLC and securities brokers (Exhibit incorporated by reference as filed as Exhibit (e)(1) in post-effective amendment No. 120 via
              EDGAR on December 6, 2002, accession number 0001004402-02-000540).

        (2) Distribution Agreement between Registrant and Forum Fund Services, LLC dated November 24, 2003 as amended and restated October 1, 2004 (Exhibit incorporated by reference as filed as Exhibit (e)(2) in post effective amendment No.166 via EDGAR on February 28, 2005, accession number 0001275125-05-000122).

(f)           None.

(g)     (1)   Custodian Agreement between Registrant and Brown Investment
              Advisory & Trust Company relating to Brown Advisory Funds (Exhibit incorporated by reference as filed as Exhibit (g)(3) in post-effective amendment No. 130 via EDGAR on July 15, 2003, accession number 0001004402-03-000431).

        (2) Global Custodial Services Agreement between Forum Funds and Citibank, N.A (Exhibit incorporated by reference as filed as Exhibit (g)(4) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number 0001275125-05-000362).

(h)     (1)   Administration Agreement between Registrant and Forum
              Administrative Services, LLC dated September 30, 2004 (Exhibit incorporated by reference as filed as Exhibit (h)(1) in post-effective amendment No. 160 via EDGAR on December 30, 2004, accession number 0001275125-04-000450).

        (2) Fund Accounting Agreement between Registrant and Forum Accounting Services, LLC dated November 24, 2003 (Exhibit incorporated by reference as filed as Exhibit (h)(2) in post-effective amendment No. 140 via EDGAR on December 31, 2003, accession number 0001004402-03-000651).

        (3) Transfer Agency and Services Agreement between Registrant and Forum Shareholder Services, LLC dated November 24, 2003 (Exhibit incorporated by reference as filed as Exhibit (h)(3) in post-effective amendment No. 140 via EDGAR on December 31, 2003, accession number 0001004402-03-000651).

        (4) Shareholder Service Plan of Registrant dated March 18, 1998 and Form of Shareholder Service Agreement relating to Polaris Global Value Fund (Exhibit incorporated by reference as filed as Exhibit
              (9)(d) in post-effective amendment No. 65 via EDGAR on September 30, 1998, accession number 0001004402-98-000530).

        (5) Shareholder Service Plan of Registrant dated July 1, 2000 relating to Mastrapasqua Growth Value Fund (Exhibit incorporated by reference as filed as Exhibit (h)(7) in post-effective amendment No. 82 via EDGAR on August 14, 2000, accession number 0001004402-00-000283).

        (6) Shareholder Service Plan of Registrant dated April 26, 2001 (as amended July 29, 2002) relating to Shaker Fund (A, B, and C Shares) (Exhibit incorporated by reference as filed as Exhibit 16(13)(j) in Registrant's Registration Statement on Form N-14 via EDGAR on July 2, 2002, accession number 0001004402-02-000280).

        (7) Shareholder Service Plan of Registrant dated March 29, 2001, relating to Winslow Green Growth Fund (Exhibit incorporated by reference as filed as Exhibit (h)(12) in post-effective amendment No. 91 via EDGAR on April 3, 2001, accession number
              0001004402-01-000118).

        (8) Shareholder Service Plan of Registrant dated June 1, 2002 relating to Investors Bond Fund and TaxSaver Bond Fund (Exhibit incorporated by reference as filed as Exhibit (h)(10) in post-effective amendment No. 119 via EDGAR on October 31, 2002, accession number 0001004402-02-000463).

        (9) Shareholder Service Plan of Registrant dated November 24, 2003 relating to Adams Harkness Small Cap Growth Fund (Exhibit incorporated by reference as filed as Exhibit (h)(9) in post-effective amendment No. 142 via EDGAR on February 26, 2004, accession number 0001275125-04-000027).

        (10) Shareholder Service Plan of Registrant dated September 14, 2004 relating to Jordan Opportunity Fund (Exhibit incorporated by reference as filed as Exhibit (h) (10) in post-effective amendment No. 151 via EDGAR on September 17, 2004, accession number 0001275125-04-000313).

        (11) Shareholder Service Plan of Registrant dated September 22, 2004 relating to Brown Advisory Funds (Exhibit incorporated by reference as filed as Exhibit (h)(11) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number 0001275125-05-000626).

        (12) Form of Contractual Fee Waiver Agreement between Registrant and King Investment Advisors, Inc. regarding Fountainhead Special Value Fund dated February 28, 2006 (Exhibit incorporated by reference as filed as Exhibit (h)(12) in post-effective amendment No. 188 via EDGAR on February 24, 2006, accession number 0001275125-06-000062).

        (13) Form of Contractual Fee Waiver Agreement between Registrant and Winslow Management Company, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(13) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number
              0001275125-05-000626).

        (14) Contractual Fee Waiver Agreement between Registrant and Shaker Investments, LLC regarding Shaker Fund dated July 29, 2005 (Exhibit incorporated by reference as filed as Exhibit (h)(14) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number 0001275125-05-000362).

        (15) Contractual Fee Waiver Agreement between Registrant and D.F. Dent and Company, Inc. regarding DF Dent Premier Growth Fund (Exhibit filed herewith as Exhibit (h)(15)).


        (16) Contractual Fee Waiver Agreement between Registrant and AH Lisanti Capital Growth, LLC regarding Adams Harkness Small Cap Growth Fund dated March 30, 2006 (Exhibit incorporated by reference as filed as Exhibit (h)(16) in post-effective amendment No. 191 via EDGAR on April 25, 2006, accession number 0001193125-06-088043)

        (17) Form of Contractual Fee Waiver Agreement between Registrant and Auxier Asset Management LLC regarding Auxier Focus Fund (Exhibit incorporated by reference as filed as Exhibit (h)(18) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number 0001275125-05-000626).

        (18) Contractual Fee Waiver Agreement between Registrant and Absolute Investment Advisers, LLC regarding Absolute Strategies Fund dated November 22, 2005 (Exhibit incorporated by reference as filed as Exhibit (h)(19) in post-effective amendment No. 188 via EDGAR on February 24, 2006, accession number 0001275125-06-000062).

        (19) Contractual Fee Waiver Agreement between Registrant and Dover Corporate Responsibility Management LLC regarding Dover Responsibility Fund dated March 1, 2006 (Exhibit incorporated by reference as filed as Exhibit (h)(21) in post-effective amendment No. 188 via EDGAR on February 24, 2006, accession number 0001275125-06-000062).


        (20) Contractual Fee Waiver Agreement between Registrant and Brown Investment Advisory Incorporated regarding Brown Advisory Opportunity Fund (Exhibit incorporated by reference as filed as Exhibit (h)(20) in post-effective amendment No. 193 via EDGAR on April 28, 2006, accession number 0001193125-06-093182)


        (21) Compliance Services Agreement between Registrant and Foreside Fund Services, LLC dated October 1, 2004 as amended and restated June 1, 2005 (Exhibit incorporated by reference as filed as Exhibit (h)
              (25) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478)



(i)           Opinion and Consent of Counsel is filed herewith as Exhibit (i)


(j)           Consent of Independent Auditors is filed herewith as Exhibit (j).

(k)           None.

(l) Investment Representation letter of Reich & Tang, Inc. as original purchaser of shares of Registrant (Exhibit incorporated by reference as filed as Exhibit (13) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number
              0001004402-98-000307).


(m)     (1)   Rule 12b-1 Plan adopted by Forum Funds for Absolute Strategies
              Fund, Auxier Focus Fund, Brown Advisory Growth Equity Fund, Brown
              Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund,
              Brown Advisory Small-Cap Value Fund, Brown Advisory Opportunity
              Fund, Brown Advisory Intermediate Income Fund, Dover
              Responsibility Fund, Golden Large Core Value Fund, Golden Small
              Core Value Fund, Merk Hard Currency Fund, Shaker Fund and
              SteepleView Fund (Exhibit incorporated by reference as filed as Exhibit (m)(1) in post-effective amendment No. 191 via EDGAR on April 25, 2006, accession number 0001193125-06-088043)


(n)     (1)   Rule 18f-3 Plan dated April 26, 2001 (as amended May 13, 2002)
              adopted by Registrant for Shaker Fund (Intermediary, A, B and C
              Shares) (Exhibit incorporated by reference as filed as Exhibit
              16(10)(d) in Registrant's Registration Statement on Form N-14 via
              EDGAR on July 2, 2002, accession number 0001004402-02-000280).

        (2)   Rule 18f-3 Plan dated August 1, 2002 (as amended February 13,
              2006) adopted by Registrant for Brown Advisory Small-Cap Growth Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Value Equity Fund, Brown Advisory Growth Equity Fund , Brown Advisory International Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Real Estate Fund, Brown Advisory Opportunity Fund and Brown Advisory Small-Cap Value Fund (Exhibit incorporated by reference as filed as Exhibit (n)(2) in post-effective amendment No. 188 via EDGAR on February 24, 2006, accession number 0001275125-06-000062).

        (3) Rule 18f-3 Plan dated September 14, 2004 adopted by Registrant for Auxier Focus Fund (Investor, A and C Shares) (Exhibit incorporated by reference as filed as Exhibit n(3) in post-effective amendment No. 151 via EDGAR on September 17, 2004, accession number 0001275125-04-000313).

        (4) Rule 18f-3 Plan adopted by Registrant for Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (n)(5) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

        (5) Rule 18f-3 Plan adopted by Registrant for Merk Hard Currency Fund (Exhibit incorporated by reference as filed as Exhibit (n)(6) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

        (6) Rule 18f-3 Plan adopted by Registrant for Dover Responsibility Fund (Exhibit incorporated by reference as filed as Exhibit (n)(7) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

        (7) Rule 18f-3 Plan adopted by Registrant for Golden Large Core Value Fund and Golden Small Core Value Fund (Exhibit incorporated by reference as filed as Exhibit (n)(8) in post-effective amendment No. 179 via EDGAR on August 12, 2005, accession number 0001275125-05-000389).


        (8) Rule 18f-3 Plan adopted by Registrant for Winslow Green Growth Fund (Exhibit incorporated by reference as filed as Exhibit (n)(8) in post-effective amendment No. 193 via EDGAR on April 28, 2006, accession number 0001193125-06-093182).


(p)     (1)   Code of Ethics adopted by Registrant (Exhibit incorporated by reference as filed as Exhibit (p)(1) in post-effective amendment
              No. 176 via EDGAR on July 29, 2005, accession number
              0001275125-05-000362).

        (2) Code of Ethics adopted by Brown Investment Advisory Incorporated (Exhibit incorporated by reference as filed as Exhibit (p)(2) in post-effective amendment No. 175 via Edgar on July 1, 2005, accession number 0001275125-05-000327).

        (3) Code of Ethics adopted by H.M. Payson & Co (Exhibit incorporated by reference as filed as Exhibit (p)(3) in post-effective amendment No. 83 via EDGAR on September 29, 2000, accession number 0001004402-00-000327).

        (4) Code of Ethics adopted by Austin Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(4) in post-effective amendment No. 82 via EDGAR on August 14, 2000, accession number 0001004402-00-000283).

        (5) Code of Ethics adopted by Forum Investment Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(5) in post-effective amendment No. 175 via Edgar on July 1, 2005, accession number 0001275125-05-000327).

        (6) Code of Ethics adopted by Polaris Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(6) in post-effective amendment No. 157 via EDGAR on December 9, 2004, accession number 0001275125-04-000419).

        (7) Code of Ethics adopted by Mastrapasqua & Associates (Exhibit incorporated by reference as filed as Exhibit (p)(11) in post-effective amendment No. 79 via EDGAR on May 31, 2000, accession number 0001004402-00-000185).

        (8) Code of Ethics adopted by Shaker Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(8) in post-effective amendment No. 160 via EDGAR on December 30, 2004, accession number 0001275125-04-000450).

        (9) Code of Ethics adopted by Winslow Management Company, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(9) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number 0001275125-05-000626).

        (10) Code of Ethics adopted by D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(14) in post-effective amendment No.98 via EDGAR on June 28, 2001, accession number 0001004402-01-500127).

        (11) Code of Ethics adopted by King Investment Advisors, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(11) in post effective amendment No.166 via EDGAR on February 28, 2005, accession number 0001275125-05-000122).

        (12) Code of Ethics adopted by Philadelphia International Advisors, LP (Exhibit incorporated by reference as filed as Exhibit (p)(12) in post-effective amendment No. 191 via EDGAR on April 25, 2006, accession number 0001193125-06-088043)

        (13) Code of Ethics adopted by Cardinal Capital Management, L.L.C. (Exhibit incorporated by reference as filed as Exhibit (p)(13) in post-effective amendment No. 191 via EDGAR on April 25, 2006, accession number 0001193125-06-088043)

        (14) Code of Ethics adopted by AH Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(14) in post-effective amendment No. 175 via Edgar on July 1, 2005, accession number 0001275125-05-000327).

        (15) Code of Ethics adopted by Citigroup Global Transaction Services, Fund Services (Exhibit incorporated by reference as filed as Exhibit (p) (1) in post-effective amendment No. 147 via EDGAR on July 30, 2004, accession number 0001275125-04-000225).

        (16) Code of Ethics adopted by Walter Scott & Partners Limited (Exhibit incorporated by reference as filed as Exhibit (p)(16) in post-effective amendment No. 191 via EDGAR on April 25, 2006, accession number 0001193125-06-088043)

        (17) Code of Ethics adopted by Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(17) in post-effective amendment No. 157 via EDGAR on December 9, 2004, accession number 0001275125-04-000419).

        (18) Code of Ethics adopted by Windowpane Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(18) in post-effective amendment No. 162 via EDGAR on February 23, 2005, accession number 0001275125-05-00085).

        (19) Code of Ethics adopted by Hellman, Jordan Management Co., Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(19) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

        (20) Code of Ethics adopted by Forum Investment Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(21) in post-effective amendment No. 157 via EDGAR on December 9, 2004, accession number 0001275125-04-000419).

        (21) Code of Ethics adopted by Absolute Investment Advisers, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(23) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

        (22) Code of Ethics adopted by Aronson+Johnson+Ortiz, LP (Exhibit incorporated by reference as filed as Exhibit (p)(24) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

        (23) Code of Ethics adopted by Bernzott Capital Advisors (Exhibit incorporated by reference as filed as Exhibit (p)(25) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

        (24) Code of Ethics adopted by Contravisory Research & Management Corp. (Exhibit incorporated by reference as filed as Exhibit (p)(26) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

        (25) Code of Ethics adopted by Grantham, Mayo, Van Otterloo & Co., LLC (Exhibit incorporated by reference as filed as Exhibit (p)(27) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

        (26) Code of Ethics adopted by Horizon Asset Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(28) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

        (27) Code of Ethics adopted by Kinetics Asset Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(29) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

        (28) Code of Ethics adopted by Loomis, Sayles & Company, L.P. (Exhibit incorporated by reference as filed as Exhibit (p)(30) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

        (29) Code of Ethics adopted by Metropolitan West Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(31) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

        (30) Code of Ethics adopted by Moody Aldrich Partners, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(32) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

        (31) Code of Ethics adopted by Scout Investment Advisors, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(33) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

        (32) Code of Ethics adopted by SSI Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(34) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

        (33) Code of Ethics adopted by TT International Investment Management (Exhibit incorporated by reference as filed as Exhibit (p)(35) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

        (34) Code of Ethics adopted by TWIN Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(36) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

        (35) Code of Ethics adopted by Yacktman Asset Management Co. (Exhibit incorporated by reference as filed as Exhibit (p)(37) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

        (36) Code of Ethics adopted by Merk Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(38) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

        (37) Code of Ethics adopted by Dover Corporate Responsibility Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(39) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

        (38) Code of Ethics adopted by Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(38) in post-effective amendment No. 191 via EDGAR on April 25, 2006, accession number 0001193125-06-088043)

        (39)  Code  of  Ethics  adopted  by  Spears,   Grisanti  &  Brown,  LLC
              (Exhibit incorporated by reference as filed as Exhibit (p) (41) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478).

        (40) Code of Ethics adopted by Foreside Fund Services (Exhibit incorporated by reference as filed as Exhibit (p)(42) in post-effective amendment No. 175 via Edgar on July 1, 2005, accession number 0001275125-05-000327).

Other Exhibits:

(A) Powers of Attorney for John Y. Keffer, James C. Cheng, Costas Azariadis and J. Michael Parish, Trustees of Registrant (Exhibit incorporated by reference as filed as Other Exhibits (A) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number
         0001275125-05-000626).



Item 24.  Persons Controlled by Or Under Common Control with Registrant

         None

Item 25.  Indemnification

         In accordance with Section 3803 of the Delaware Business Trust Act,
         Section 10.02 of Registrant's Trust Instrument provides as follows:

         "10.02. Indemnification

         (a) Subject to the exceptions and limitations contained in Section (b) below:

                  (i) Every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof);

                  (ii) The words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         (b) No indemnification shall be provided hereunder to a Covered Person:

                  (i) Who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office or (B) not to have acted in good faith in the reasonable belief that Covered Person's action was in the best interest of the Trust; or

                  (ii) In the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's or officer's office,

                    (A) By the court or other body approving the settlement;

                    (B) By at least a majority of those Trustees who are neither
               Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry);

                    (C) By written  opinion of  independent  legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Holder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

         (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

         (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 5.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking,
         (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 5.2.

         (e) Conditional advancing of indemnification monies under this Section
         5.2 for actions based upon the 1940 Act may be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement;
         (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount which it is ultimately determined that he is entitled to receive from the Trust by reason of indemnification; and
         (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Trust without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Trust's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

         (f) In case any Holder or former Holder of any Series shall be held to be personally liable solely by reason of the Holder or former Holder being or having been a Holder of that Series and not because of the Holder or former Holder acts or omissions or for some other reason, the Holder or former Holder (or the Holder or former Holder's heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Holder, assume the defense of any claim made against the Holder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series."

         With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreements between the Trust and Austin Investment Management, Inc.; Auxier Asset Management, LLC, Bainbridge Capital Management, LLC; H.M. Payson & Co.; and King Investment Advisors, Inc. include language similar to the following:

         "Section 4. Standard of Care. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder."

         With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreements between the Trust and Absolute Investment Advisers, LLC; AH Lisanti Capital Growth, LLC; Brown Investment Advisory Incorporated; D.F. Dent and Company, Inc.; Golden Capital Management, LLC; Mastrapasqua & Associates; Merk Investments, LLC; Polaris Capital Management, Inc.; Shaker Investments, LLC; Spears, Grisanti & Brown, LLC; Windowpane Advisors, LLC; and Winslow Capital Management, LLC provide similarly as follows:

         "Section 5. Standard of Care. (a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser's best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for error of judgment or mistake of law or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust's security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties hereunder, or by reason of the Adviser's reckless disregard of its obligations and duties hereunder. (b) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply."

         With  respect  to  indemnification  of the  underwriter  of the Trust,
         Section 8 of the Distribution Agreement provides:

         "(a) The Trust will indemnify, defend and hold the Distributor, its employees, agents, directors and officers and any person who controls the Distributor within the meaning of section 15 of the Securities Act or section 20 of the 1934 Act ("Distributor Indemnitees") free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith) which any Distributor Indemnitee may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon (i) the bad faith, willful misfeasance or gross negligence of the Trust in connection with the subject matter of this Agreement; (ii) any material breach by the Trust of its representations an warranties under this Agreement; (iii) any alleged untrue statement of a material fact contained in the Registration Statement or the Prospectuses or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished in writing to the Trust in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of the Distributor ("Distributor Claims").

         After receipt of the Distributor's notice of termination under Section 13(e), the Trust shall indemnify and hold each Distributor Indemnitee free and harmless from and against any Distributor Claim; provided, that the term Distributor Claim for purposes of this sentence shall mean any Distributor Claim related to the matters for which the Distributor has requested amendment to the Registration Statement and for which the Trust has not filed a Required Amendment, regardless of with respect to such matters whether any statement in or omission from the Registration Statement was made in reliance upon, or in conformity with, information furnished to the Trust by or on behalf of the Distributor.

         (b) The Trust may assume the defense of any suit brought to enforce any Distributor Claim and may retain counsel of good standing chosen by the Trust and approved by the Distributor, which approval shall not be withheld unreasonably. The Trust shall advise the Distributor that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Trust assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Trust does not assume the defense of any such suit, or if Distributor does not approve of counsel chosen by the Trust or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Trust, the Trust will reimburse any Distributor Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Distributor Indemnitee shall not settle or confess any claim without the prior written consent of the Trust, which consent shall not be unreasonably withheld or delayed.

         (c) The Distributor will indemnify, defend and hold the Trust and its several officers and trustees (collectively, the "Trust Indemnitees"), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon:

                  (i) any alleged untrue statement of a material fact contained in the Registration Statement or Prospectus or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust in writing in connection with the preparation of the Registration Statement or Prospectus by or on behalf of the Distributor; or

                  (ii) any act of, or omission by, the Distributor or its sales representatives that does not conform to the standard of care set forth in Section 7 of this Agreement ("Trust Claims").

         (d) The Distributor may assume the defense of any suit brought to enforce any Trust Claim and may retain counsel of good standing chosen by the Distributor and approved by the Trust, which approval shall not be withheld unreasonably. The Distributor shall advise the Trust that it will assume the defense of the suit and retain counsel within ten
         (10) days of receipt of the notice of the claim. If the Distributor assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Distributor does not assume the defense of any such suit, or if the Trust does not approve of counsel chosen by the Distributor or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Distributor, the Distributor will reimburse any Trust Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Trust Indemnitee shall not settle or confess any claim without the prior written consent of the Distributor, which consent shall not be unreasonably withheld or delayed.

         (e) The Trust's and the Distributor's obligations to provide indemnification under this Section is conditioned upon the Trust or the Distributor receiving notice of any action brought against a Distributor Indemnitee or Trust Indemnitee, respectively, by the person against whom such action is brought within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the person or persons against whom the action is brought. The failure to provide such notice shall not relieve the party entitled to such notice of any liability that it may have to any Distributor Indemnitee or Trust Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

         (f) The provisions of this Section and the parties' representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Distributor Indemnitee or Trust Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by the Distributor. The indemnification provisions of this Section will inure exclusively to the benefit of each person that may be a Distributor Indemnitee or Trust Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

         (g) Each party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

         (h) Nothing contained herein shall require the Trust to take any action contrary to any provision of its Organic Documents or any applicable statute or regulation or shall require the Distributor to take any action contrary to any provision of its Articles of Incorporation or Bylaws or any applicable statute or regulation; provided, however, that neither the Trust nor the Distributor may amend their Organic Documents or Articles of Incorporation and Bylaws, respectively, in any manner that would result in a violation of a representation or warranty made in this Agreement.

         (i) Nothing contained in this section shall be construed to protect the Distributor against any liability to the Trust or its security holders to which the Distributor would otherwise be subject by reason of its failure to satisfy the standard of care set forth in Section 7 of this Agreement."

Item 26.  Business and Other Connections of Investment Adviser

(a) Winslow Management Company, LLC

         The following chart reflects the directors and officers of Winslow, including their business connections, which are of a substantial nature. The address of Winslow is 99 High Street, 12th Floor, Boston, Massachusetts 02104 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.


         Name                                 Title                               Business Connection
         .................................... ................................... ...................................
         Jack W. Robinson                     President and Chief Investment      Winslow, Adams Harkness Financial
                                              Officer                             Group
         .................................... ................................... ...................................
         .................................... ................................... ...................................
         Elizabeth Cluett Thors               Partner                             Winslow
         .................................... ................................... ...................................
         .................................... ................................... ...................................
         Matthew W. Patsky                    Partner                             Winslow
         .................................... ................................... ...................................
         .................................... ................................... ...................................

(b) AH Lisanti Capital Growth, LLC

         The following chart reflects the directors and officers of AH Lisanti, including their business connections, which are of a substantial nature.  The address of AH Lisanti is 623 5th Avenue, New York, NY 10022 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

         Name                                 Title                               Business Connection
         .................................... ................................... ....................................
         .................................... ................................... ....................................
         Mary Lisanti                         President                           AH Lisanti
         .................................... ................................... ...................................
         John Adams                           Chairman                            AH Lisanti, Canaccord Adams Inc.
         .................................... ................................... ...................................
         Kevin Dunn                           Director                            AH Lisanti, Canaccord Adams Inc.

(c) Austin Investment Management, Inc.

         The following chart reflects the director and officer of Austin, including his business connections, which are of a substantial nature.  The address of Austin is 375 Park Avenue, New York, New York 10152.

         Name                                 Title                                Business Connection
         .................................... .................................... ..................................
         Peter Vlachos                        Director, President, Treasurer,      Austin
                                              Secretary
(d) Auxier Asset Management LLC

         The following chart reflects the directors and officers of Auxier, including their business connections, which are of a substantial nature. The address of Auxier is 5000 S.W. Meadows Road, Suite 410,
         Lake Oswego, OR 97035-2224 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

         Name                                 Title                                Business Connection
         .................................... .................................... ..................................
         James J. Auxier                      Chief Executive Officer              Auxier
         .................................... .................................... ..................................
         .................................... .................................... ..................................
         Shauna C. Tweedy                     Chief Financial Officer              Auxier

(e)      Brown Investment Advisory Incorporated


         The following chart reflects the directors and officers of Brown, including their business connections, which are of a substantial nature. The address of Brown, Brown Investment Advisory & Trust Company and Brown Advisory Holdings, Incorporated is 901 S. Bond Street, Suite
         400, Baltimore, Maryland 21231 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

         Name                                 Title                                Business Connection
         .................................... .................................... ..................................
         Michael D. Hankin                    President & Director                 Brown
                                              .................................... ..................................
                                              Director and Chief Executive         Brown Investment Advisory and
                                              Officer, Trustee                     Trust Company
                                              .................................... ..................................
                                              President and Chief Executive        Brown Capital Holdings, Inc.
                                              Officer
         .................................... .................................... ..................................

                                              .................................... ..................................
                                              .................................... ..................................

         ....................................
         .................................... .................................... ..................................
         David M. Churchill                   Treasurer & Director                 Brown
                                              .................................... ..................................
                                              Treasurer and Chief Financial        Brown Investment Advisory and
                                              Officer                              Trust Company
                                              .................................... ..................................
                                              Treasurer and Chief Financial        Brown Capital Holdings, Inc.
                                              Officer
         .................................... .................................... ..................................
         Christopher Laia                     Secretary                            Brown
                                              .................................... ..................................
                                              Secretary                            Brown Investment Advisory and
                                                                                   Trust Company
                                              .................................... ..................................
                                              .................................... ..................................
         Patrick J. Ventura                   Chief Compliance Officer             Brown

(f)      Cardinal Capital Management, L.L.C.

         The following chart reflects the directors and officers of Cardinal, including their business connections, which are of a substantial nature. The address of Cardinal is One Fawcett Place, Greenwich,
         Connecticut 068330 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

         Name                                 Title                                Business Connection
         .................................... ....................................
         .................................... .................................... ...................................
         Amy K. Minella                       Managing Partner                     Cardinal
         .................................... ....................................
         .................................... .................................... ...................................
         Eugene Fox                           Managing Director                    Cardinal
         ....................................
                                              .................................... ...................................
         Robert B. Kirkpatrick                Managing Director                    Cardinal
                                                                                   ...................................
         .................................... .................................... ...................................
         Thomas J. Spelman                    Managing Director/Chief Financial    Cardinal
                                              Officer/Chief Compliance Officer
(g) D.F. Dent and Company, Inc.


         The following chart reflects the directors and officers of D.F. Dent, including their business connections, which are of a substantial nature. The address of D.F. Dent is 2 East Read Street, Baltimore,
         Maryland 21201 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

         Name                                 Title                                Business Connection
         .................................... .................................... ..................................
         Daniel F. Dent                       President and Treasurer              D.F. Dent
         .................................... .................................... ..................................
         .................................... .................................... ..................................
         Thomas F. O'Neil                     Vice President and Secretary         D.F. Dent
         .................................... .................................... ..................................
         .................................... .................................... ..................................
         Linda W. McCleary                    Vice President                       D.F. Dent
         .................................... .................................... ..................................

(h) Golden Capital Management, LLC


         The following chart reflects the directors and officers of Golden
         Capital Management, LLC including their business connections, which are of a substantial nature. The address of Golden Capital Management, LLC is Five Resource Square, 10715 David Taylor Drive, Suite 150,
         Charlotte, North Carolina 28262 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.


         Name                                 Title                                Business Connection
         .................................... .................................... ..................................
         Greg Golden                          Principal, President & CEO           Golden Capital Management
         .................................... .................................... ..................................
         .................................... .................................... ..................................
         Jeff C. Moser                        Principal, Managing Director         Golden Capital Management
         .................................... .................................... ..................................
         .................................... .................................... ..................................
         Jonathan Cangalosi                   Managing Director                    Golden Capital Management
         .................................... .................................... ..................................
         .................................... .................................... ..................................
         Lynette Alexander                    Managing Director & CCO              Golden Capital Management
         .................................... .................................... ..................................
         .................................... .................................... ..................................
         Robi Elnekave                        Managing Director                    Golden Capital Management
         .................................... .................................... ..................................

(i) H.M. Payson & Co.

         The following chart reflects the directors and officers of H.M. Payson & Co., including their business connections, which are of a substantial nature.  The address of H.M. Payson & Co. is One Portland Square, Portland, Maine 04101.

         Name                                 Title                                Business Connection
         .................................... .................................... ..................................
         .................................... .................................... ..................................
         John C. Downing                      Managing Director, Treasurer         H.M. Payson & Co.
         .................................... .................................... ..................................
         .................................... .................................... ..................................
         Thomas M. Pierce                     Managing Director                    H.M. Payson & Co.
         .................................... .................................... ..................................
         .................................... .................................... ..................................
         Peter E. Robbins                     Managing Director                    H.M. Payson & Co.
         .................................... .................................... ..................................
         .................................... .................................... ..................................
         John H. Walker                       Managing Director, President         H.M. Payson & Co.
         .................................... .................................... ..................................
         .................................... .................................... ..................................
         Teresa M. Esposito                   Managing Director                    H.M. Payson & Co.
         .................................... .................................... ..................................
         .................................... .................................... ..................................
         John C. Knox                         Managing Director                    H.M. Payson & Co.
         .................................... .................................... ..................................
         .................................... .................................... ..................................
         Harold J. Dixon                      Managing Director                    H.M. Payson & Co.
         .................................... .................................... ..................................
         .................................... .................................... ..................................
         Michael R. Currie                    Managing Director                    H.M. Payson & Co.
         .................................... .................................... ..................................
         .................................... .................................... ..................................
         William O. Hall, III                 Managing Director                    H.M. Payson & Co.
         .................................... .................................... ..................................
         .................................... .................................... ..................................

(j)      King Investment Advisors, Inc.

         The following chart reflects the directors and officers of King, including their business connections, which are of a substantial nature. The address of King is 1980 Post Oak Boulevard, Suite 2400,
         Houston, Texas 77056-3898 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

         Name                                 Title                                Business Connection
         .................................... .................................... ..................................
         Roger E. King                        Chairman and President               King
         .................................... .................................... ..................................
         .................................... .................................... ..................................
         John R. Servis                       Director                             King
                                              .................................... ..................................
                                              .................................... ..................................
                                              Owner, Commercial Real Estate        John R. Servis Properties
                                                                                   602 Hallie, Houston, TX  77024
         .................................... .................................... ..................................
         .................................... .................................... ..................................
         Pat H. Swanson                       Compliance Officer                   King
         .................................... .................................... ..................................
         .................................... .................................... ..................................
         Jane D. Lightfoot                    Secretary/Treasurer                  King

(k) Mastrapasqua & Associates, Inc.

         The following chart reflects the directors and officers of Mastrapasqua, including their business connections, which are of a substantial nature. The address of Mastrapasqua is 814 Church Street, Suite 600, Nashville, Tennessee, 37203 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

         Name                                 Title                                Business Connection
         .................................... .................................... ..................................
         Frank Mastrapasqua                   Chairman, CEO and Portfolio Manager  Mastrapasqua
         .................................... .................................... ..................................
         Thomas A. Trantum                    President, Portfolio Manager and     Mastrapasqua
                                              Security Analyst
         .................................... .................................... ..................................
         Mauro M. Mastrapasqua                First Vice President-E Commerce      Mastrapasqua
                                              and Strategy Associate Portfolio
                                              Manager

(l) Philadelphia International Advisors, LP

         The following chart reflects the directors and officers of PIA, including their business connections, which are of a substantial nature. The address of PIA is One Liberty Place, 1650 Market Street,
         Philadelphia, PA 19103 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.


         Name                                 Title                                Business Connection
         .................................... .................................... ...................................
         Andrew B. Williams, CFA              Chief Investment Officer and         PIA
                                              Lead Portfolio Manager
                                              .................................... ...................................
                                              Treasurer                            Treasurer, Germantown Friends'
                                                                                   School
                                                                                   31 West Coulter Street
                                                                                   Philadelphia, PA 19144
         ....................................
                                              .................................... ...................................
         Robert C. Benthem de Grave           Portfolio Manager                    PIA
         .................................... .................................... ...................................
         Frederick B. Herman, III, CFA        Portfolio Manager                    PIA
                                                                                   ...................................
                                              ....................................
                                              Board Member                         Japan America Society of Greater
                                                                                   Philadelphia
                                                                                   200 South Broad Street, Suite 700
                                                                                   Philadelphia, PA 19102
         ....................................
                                              .................................... ...................................
         Peter W. O'Hara, CFA                 Portfolio Manager                    PIA
         .................................... .................................... ...................................
         Christopher S. Delpi, CFA            Director of Research                 PIA
         .................................... .................................... ...................................
         James S. Lobb                        Managing Director of Sales &         PIA
                                              Service
                                              .................................... ...................................
                                              Board Member                         Riddle Memorial Hospital
                                                                                   1068 West Baltimore Pike
                                                                                   Media, PA 19063
         ....................................
                                              .................................... ...................................
         Jane A. Webster                      Director of Sales                    PIA
         .................................... .................................... ...................................
         Kent E. Weaver, Jr.                  Director of Client Service           PIA
         .................................... .................................... ...................................
         Mary T. Evans                        Director of Portfolio                PIA
                                              Administration

(m) Polaris Capital Management, Inc.


         The following chart reflects the directors and officers of Polaris, including their business connections, which are of a substantial nature. The address of Polaris is 125 Summer Street, Boston,
         Massachusetts 02110 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

         Name                                 Title                                Business Connection
         .................................... .................................... ..................................
         Bernard R. Horn, Jr.                 President, Portfolio Manager         Polaris
         .................................... .................................... ..................................
         Edward E. Wendell, Jr.               Treasurer                            Polaris
                                              .................................... ..................................
                                              President                            Boston Investor Services, Inc.
(n) Shaker Investments, LLC

         The following chart reflects the directors and officers of Shaker, including their business connections, which are of a substantial nature. The address of Shaker is 2000 Auburn Drive, Suite 300,
         Cleveland, Ohio 44122 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

         Name                                 Title                             Business Connection
         .................................... ................................. .....................................
         Edward Paul Hemmelgarn               President, Chief Investment       Shaker
                                              Officer and Director
                                              ................................. .....................................

(o) Spears, Grisanti & Brown, LLC

         The following chart reflects the directors and officers of Spears, Grisanti & Brown, LLC, including their business connections, which are of a substantial nature. The address of Shaker is 45 Rockefeller Plaza, 17th Floor, New York, New York, 10111 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

         Name                                 Title                             Business Connection
         .................................... ................................. .....................................
         William G. Spears                    Director and Principal            Spears, Grisanti & Brown
         .................................... ................................. .....................................


         .................................... ................................. .....................................
         Vance C.Brown                        Principal                         Spears, Grisanti & Brown
         .................................... ................................. .....................................
         .................................... ................................. .....................................
         Christopher C. Grisanti              Principal                         Spears, Grisanti & Brown
                                              ................................. .....................................



(p) Windowpane Advisors, LLC

         The following chart reflects the directors and officers of Windowpane, including their business connections, which are of a substantial nature. The address of Windowpane is 60 W. Broadway, Suite 1010, San
         Diego, California 92101-3355 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

         Name                                 Title                             Business Connection
         .................................... ................................. .....................................
         Michael Stolper                      Managing Member                   Windowpane
         .................................... ................................. .....................................
         .................................... ................................. .....................................
         Barbara Ann Malone                   Managing Member                   Windowpane
                                              ................................. .....................................


(q) Hellman, Jordan Management Co., Inc.

         The following chart reflects the directors and officers of Hellman, including their business connections, which are of a substantial nature. The address of Hellman is 75 State Street, Boston,
         Massachusetts 02109 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

         Name                                 Title                             Business Connection
         .................................... ................................. .....................................
         Gerald R. Jordan, Jr.                Chairman                          Hellman
         .................................... ................................. .....................................
         .................................... ................................. .....................................
         Gerald Reid Jordan                   President                         Hellman
         .................................... ................................. .....................................
         .................................... ................................. .....................................
         Nicholas Gleysteen                   Senior Vice President             Hellman
         .................................... ................................. .....................................
         .................................... ................................. .....................................
         Susan G. Lynch                       Vice President                    Hellman
         .................................... ................................. .....................................
         .................................... ................................. .....................................
         Luke Murphy                          Vice President                    Hellman
         .................................... ................................. .....................................
         .................................... ................................. .....................................
         Ethan T. Brown                       Vice President                    Hellman
                                              ................................. .....................................

(r) Insight Capital Research & Management, Inc.

         The following chart reflects the directors and officers of Insight, including their business connections, which are of a substantial nature. The address of Insight is 2121 N. California Blvd., Walnut
         Creek, California 94596 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

         Name                                 Title                             Business Connection
         .................................... ................................. .....................................
         James O. Collins                     Chief Executive Officer           Insight
         .................................... ................................. .....................................
         .................................... ................................. .....................................
         Lisa Miller                          Executive Vice President          Insight
         .................................... ................................. .....................................
         .................................... ................................. .....................................
         Charles Gehring                      Vice President                    Insight
         .................................... ................................. .....................................

(s)      Walter Scott & Partners Limited


         The following chart reflects the directors and officers of Walter
         Scott, including their business connections, which are of a substantial nature. The address of Walter Scott is One Charlotte Square, Edinburgh,
         Scotland EH2 4DZ and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

         Name                                 Title                                Business Connection
         .................................... .................................... ....................................
         Walter G. Scott                      Chairman                             Walter Scott
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         John Clark                           Director                             Walter Scott
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Marilyn R. Harrison                  Director                             Walter Scott
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Kenneth J. Lyall                     Director                             Walter Scott
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         James D. Smith                       Director                             Walter Scott
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Pamela J. Maxton                     Director                             Walter Scott
         .................................... .................................... ....................................


         .................................... .................................... ....................................
         Alistair Lyon-Dean                   Secretary and Chief Compliance       Walter Scott
                                              Officer
         .................................... .................................... ....................................
         Alan McFarlane                       Managing Director                    Walter Scott
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Frances S. Bentley-Hamlyn            Director                             Walter Scott
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Rodger H. Nisbet                     Director                             Walter Scott
         .................................... .................................... ....................................

(t) Absolute Investment Advisers, LLC

         The following chart reflects the directors and officers of Absolute, including their business connections, which are of a substantial nature. The address of Absolute is 94 Station St., Suite 202, Hingham,
         MA 02043 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

         Name                                 Title                                Business Connection
         .................................... .................................... ....................................
         Anthony R. Bosch                     Principal                            Absolute
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Brian D. Hlidek                      Principal                            Absolute
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         James P. Compson                     Principal                            Absolute
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Christian E. Aymond                  Principal                            Absolute
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Alexander H. Petro                   Principal                            Absolute
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Fort Hill Capital Management         Direct Owner                         Absolute
         .................................... .................................... ....................................

(u) Aronson+Johnson+Ortiz, LP


         The following chart reflects the directors and officers of Aronson, including their business connections, which are of a substantial nature. The address of Aronson is 230 South Broad Street, 20th Floor,
         Philadelphia, Pennsylvania 19102 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

         Name                                 Title                                Business Connection
         .................................... .................................... ....................................
         Theodore R. Aronson                  Managing                             Aronson;
                                              Principal;
                                              Limited                              Member of Aronson+Johnson+Ortiz,
                                              Partner;                             LLC
                                              Member of Aronson+ Johnson+ Ortiz,
                                              LLC
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Martha E. Ortiz                      Principal; Limited Partner           Aronson
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Kevin M. Johnson                     Principal; Limited Partner           Aronson
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Paul E. Dodge                        Principal; Limited Partner           Aronson
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Stefani Cranston                     Principal; Limited Partner           Aronson
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Gina Maria N. Moore                  Principal; Limited Partner           Aronson
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Gregory J. Rogers                    Principal; Limited Partner           Aronson
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Aronson+Johnson+Ortiz, LLC           General Partner                      Aronson
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Joseph F. Dietrick                   Chief Compliance                     Aronson
                                              Officer;            Chief Legal
                                              Officer
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Douglas D. Dixon                     Principal; Limited Partner           Aronson
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Robert B. Wenzinger                  Principal; Limited Partner           Aronson
         .................................... .................................... ....................................

(v)      Bernzott Capital Advisors


         The following chart reflects the directors and officers of Bernzott, including their business connections, which are of a substantial nature. The address of Bernzott is 888 W. Ventura Blvd., Suite B,
         Camarillo, California 93010-8383 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

         Name                                 Title                                Business Connection
         .................................... .................................... ....................................
         Kevin Bernzott                       Chairman; CEO;                       Bernzott
                                              Compliance Officer
         .................................... .................................... ....................................


         .................................... .................................... ....................................
         Peter F. Banks                       President;                           Bernzott
                                              Chief Investment Officer
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Dale A. Eucker                       Director                             Bernzott
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Randall A. Schouten                  Director                             Bernzott
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Priscilla A. Olsen                   Director                             Bernzott
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Peter D. Demartino                   Director                             Bernzott
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Thomas A. Derse                      Chief Financial Officer              Bernzott
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Kathleen A. Loretto                  Director                             Bernzott
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Bernzott Capital Advisors  Profit    Shareholder                          Bernzott
         Sharing Plan
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Margaret A. Schouten                 Director                             Bernzott
         .................................... .................................... ....................................

(w) Contravisory Research & Management Corp.



         The following chart reflects the directors and officers of Contravisory, including their business connections, which are of a substantial nature. The address of Contravisory is 99 Derby Street, Suite 302, Hingham, Massachusetts 02043 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

         Name                                 Title                                Business Connection
         .................................... .................................... ....................................
         George E. Noonan, Jr.                President                            Contravisory
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         William M. Noonan                    Vice President                       Contravisory
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Philip A. Noonan                     Vice President                       Contravisory
         .................................... .................................... ....................................

(x) Grantham, Mayo, Van Otterloo & Co., LLC



         The following chart reflects the directors and officers of GMO, including their business connections, which are of a substantial nature. The address of GMO is 40 Rowes Wharf, Boston, Massachusetts
         02110 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

         Name                                 Title                                Business Connection
         .................................... .................................... ....................................
         Robert J. Grantham                   Founding                             GMO
                                              Member;
                                              GMO, LLC Board Chairman
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Scott E. Eston                       Member; Chief Financial Officer      GMO
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Richard A. Mayo                      Capital Member                       GMO
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Eyk A.D.M. Van Otterloo              Founding                             GMO
                                              Member;                       GMO,
                                              LLC Board Member
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         John W. Rosenblum                    Member;                              GMO
                                              GMO, LLC Board Member
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Christopher Darnell                  Member; GMO, LLC Board Member;       GMO
                                              Investment Director
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Jon L. Hagler                        Member;                              GMO
                                              GMO, LLC Board Member
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Arjun Divecha                        Member; GMO, LLC Board Member;       GMO
                                              Executive Committee
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         William Nemerever                    Member; Investment Director          GMO
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Ann M. Spruill                       Member; GMO, LLC Board Member;       GMO
                                              Executive Committee; Investment
                                              Director
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Thomas F. Cooper                     Member; Investment Director          GMO
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Anthony Ryan                         Member; Executive Committee          GMO
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Benjamin Inker                       Member; Executive Committee;         GMO
                                              Investment Director
         .................................... .................................... ....................................


         .................................... .................................... ....................................
         Julie L. Perniola                    Compliance Officer                   GMO
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Robert M. Soucy                      Member; Investment Director          GMO
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Kirk Ott                             Member; Investment Director          GMO
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Edmond G. Choi                       Member; Investment Director          GMO
         .................................... .................................... ....................................

(y) Horizon Asset Management, Inc.


         The following chart reflects the directors and officers of Horizon, including their business connections, which are of a substantial nature. The address of Horizon is 470 Park Avenue South, 4th Floor
         South, New York, New York 10016 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

         Name                                 Title                                Business Connection
         .................................... .................................... ....................................
         Denise M. Kashey                     Director                             Horizon
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Steven Bregman                       Director; President                  Horizon
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Peter Doyle                          Director; Vice President;            Horizon
                                              Secretary
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Thomas C. Ewing                      Director                             Horizon
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Andrew M. Fishman                    Director of                          Horizon
                                              Compliance;               General
                                              Counsel
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         John Meditz                          Vice Chairman; Director              Horizon
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Murray Stahl                         Chairman; Treasurer                  Horizon
         .................................... .................................... ....................................

(aa) Kinetics Asset Management, Inc.


         The following chart reflects the directors and officers of Kinetics, including their business connections, which are of a substantial nature. The address of Kinetics is 16 New Broadway, Sleepy Hollow, New
         York 10591 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

         Name                                 Title                                Business Connection
         .................................... .................................... ....................................
         Bruce P. Abel                        Director; Secretary                  Kinetics
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Lawrence P. Doyle                    Chairman                             Kinetics
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Peter Doyle                          President; CEO;                      Kinetics
                                              Director;              Chief
                                              Investment Strategist
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Andrew M. Fishman                    Director of Compliance               Kinetics
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Leonid Polyakov                      Director; CFO                        Kinetics
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         James G. Doyle                       Director; Chief Counsel              Kinetics
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Frank Costa                          Shareholder                          Kinetics
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Kinetics Voting Trust                Trust is Shareholder                 Kinetics
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Susan C. Conway                      Shareholder                          Kinetics
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Karen & Larry Doyle Irrevocable      Shareholder                          Kinetics
         Trust
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Karen Doyle Trust                    Shareholder                          Kinetics
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Lawrence Doyle Trust                 Shareholder                          Kinetics
         .................................... .................................... ....................................

(bb) Loomis, Sayles & Company, L.P.


         The following chart reflects the directors and officers of Loomis, including their business connections, which are of a substantial nature. The address of Loomis is One Financial Center, Boston,
         Massachusetts 02111-2621 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

         Name                                 Title                                Business Connection
         .................................... .................................... ....................................
         Loomis, Sayles & Company, Inc.       General Partner of Registrant        Loomis
         ("LSCI")
         .................................... .................................... ....................................


         .................................... .................................... ....................................
         IXIS Asset Management North          Limited Partner of Registrant;       Loomis; Shareholder of IXIS AM
         America, L.P. ("IXIS AM NA")         Shareholder (IXIS AM Holdings)       Holdings
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Robert J. Blanding                   Chief Executive Officer of           Loomis
                                              Registrant;
                                              Director of General Partner
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Kevin P. Charleston                  Chief Financial Officer of           Loomis
                                              Registrant;
                                              Director of General Partner
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Daniel J. Fuss                       Director of General Partner          Loomis
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         John F. Gallagher                    Director of General Partner          Loomis
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Lauriann C. Kloppenburg              Director of General Partner          Loomis
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Peter S. Voss                        Director of General Partner          Loomis
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         John R. Gidman                       Director of General Partner          Loomis
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Donald P. Ryan                       Chief Compliance Officer of          Loomis
                                              Registrant
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Jaehoon Park                         Director of General Partner          Loomis
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Jean S. Loewenberg                   Chief Legal Officer of Registrant;   Loomis
                                              Director of General Partner
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Mark E. Smith                        Director of General Partner          Loomis
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         IXIS Asset Management Holdings,      Shareholder                          LSCI
         LLC ("IXIS AM Holdings")
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         IXIS Asset Management US, LLC        General Partner                      IXIS AM NA
         ("IXIS AM US LLC")
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         IXIS Asset Management US             Limited                              IXIS AM
         Corporation ("IXIS AM US")           Partner;                             NA;
                                              Member                               IXIS AM US LLC
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         IXIS Asset Management   ("IXIS AM")  Shareholder of Common Stock          IXIS AM US
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Caisse Nationale Des Caisses         Shareholder                          IXIS AM
         D'Epargne ("CNCE")                                                        GROUP;
                                                                                   IXIS AM US
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Caisse Des Depots ET Consignations   Shareholder                          CNCE
         ("CDC")
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         IXIS Asset Management Group          Shareholder                          IXIS AM
         ("IXIS AM GROUP")
         .................................... .................................... ....................................

(cc) Metropolitan West Asset Management, LLC


         The following chart reflects the directors and officers of Metropolitan, including their business connections, which are of a substantial nature. The address of Metropolitan is 11766 Wilshire
         Blvd., Suite 1580, Los Angeles, California 90025-6552 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

         Name                                 Title                                Business Connection
         .................................... .................................... ....................................
         Metropolitan West                    Member                               Metropolitan
         Financial, LLC
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Tad Rivelle                          Member                               Metropolitan
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Laird R. Landmann                    Member                               Metropolitan
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Scott B. Dubchansky                  Member                               Metropolitan
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Richard S. Hollander                 Director; Member                     Metropolitan; Member
                                              of                         MW        of                         MW
                                              Holdings, LLC                        Holdings, LLC
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Lara E. Mulpagano                    Chief Operating Officer              Metropolitan
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Stephen M. Kane                      Member                               Metropolitan
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Joseph D. Hattesohl                  Chief Financial Officer              Metropolitan
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         David B. Lippman                     Member                               Metropolitan
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Anthony C. Scibelli                  Member                               Metropolitan
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Patrick A. Moore                     Member                               Metropolitan
         .................................... .................................... ....................................


         .................................... .................................... ....................................
         Keith T. Kirk                        Chief Compliance Officer             Metropolitan
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         MW Holdings, LLC                     Interest Owner                       Metropolitan West Financial, LLC
         .................................... .................................... ....................................

(dd) Moody Aldrich Partners, LLC



         The following chart reflects the directors and officers of Moody, including their business connections, which are of a substantial nature. The address of Moody is 18 Sewall Street, Marblehead,
         Massachusetts 01945 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

         Name                                 Title                                Business Connection
         .................................... .................................... ....................................
         Amory A. Aldrich, Jr.                Member                               Moody
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         William B. Moody                     Member                               Moody
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Robert J. Grantham                   Member                               Moody
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Eyk H.A.D.M. Van Otterloo            Member                               Moody
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Scott M. Spangler                    Member                               Moody
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Michael C. Pierre                    Member                               Moody
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Timothy J. Ehrman                    Member                               Moody
         .................................... .................................... ....................................


(ee) Scout Investment Advisors, Inc.



         The following chart reflects the directors and officers of Scout, including their business connections, which are of a substantial nature. The address of Scout is 1010 Grand Blvd., Kansas City, Missouri
         64106 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

         Name                                 Title                                Business Connection
         .................................... .................................... ....................................
         James L. Moffett                     Chairman; Director                   Scout
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         John C. Pauls                        Secretary                            Scout
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Manuel A. Andrade                    Director                             Scout
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         UMB Bank, N.A.                       Shareholder                          Scout
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         James A. Reed                        Director; Vice President             Scout
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Edward J. McShane                    Director                             Scout
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Gary W. Dicenzo                      Senior Vice President                Scout
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Bradley S. Kastler                   Chief Compliance Officer             Scout
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         William B. Greiner                   President; Chief Executive           Scout
                                              Officer; Chief Investment Officer
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Joseph J. Gazzoli                    Director                             Scout
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         UMB Financial Corporation            Shareholder                          UMB Bank, N.A.
         .................................... .................................... ....................................

(ff) SSI Investment Management, Inc.


         The following chart reflects the directors and officers of SSI, including their business connections, which are of a substantial nature. The address of SSI is 357 N Canon Drive, Beverly Hills,
         California 90210 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

         Name                                 Title                                Business Connection
         .................................... .................................... ....................................
         John D. Gottfurcht                   President                            SSI
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Amy J. Gottfurcht                    Chairman; CEO; Secretary             SSI
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         George M. Douglas                    Vice                                 SSI
                                              President;
                                              Chief Investment Officer
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Syed F. Mehdi                        CCO;                                 SSI
                                              Vice President Human Resources
         .................................... .................................... ....................................


         .................................... .................................... ....................................
         David W. Rosenfelder                 Vice                                 SSI
                                              President;
                                              Senior Portfolio Analyst
         .................................... .................................... ....................................

(gg)     TT International Investment Management


         The following chart reflects the directors and officers of TT
         International, including their business connections, which are of a substantial nature. The address of TT International is Martin House, 5
         Martin Lane, London, United Kingdom EC4R 0DP and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

         Name                                 Title                                Business Connection
         .................................... .................................... ....................................
         Timothy A. Tacchi                    Senior General Partner               TT International
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Alexander S.M. Carswell              General Partner; Finance & Admin     TT International
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Mark S. Williams                     General                              TT International
                                              Partner;
                                              Marketing & Client Servicing
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         David J.S. Burnett                   Managing Partner (General)           TT International
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         John D. Hobson                       General Partner                      TT International
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Dean L. Smith                        General Partner                      TT International
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Martin A.F. Shenfield                General Partner                      TT International
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Samuel A. Allison                    General                              TT International
                                              Partner;
                                              Chief Compliance Officer
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Richard W. Simpson                   General Partner; Head of IT          TT International
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Pauline S. Pong                      General Partner                      TT International
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Douglas E. Sankey                    General Partner                      TT International
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Margaret A. Leach                    General                              TT International
                                              Partner;
                                              Chief Financial Officer
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Martin A. Pluck                      General Partner                      TT International
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Patrick E. Deane                     General Partner                      TT International
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Mark H. Eady                         General Partner                      TT International
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Nicholas B. Bluffield                General Partner; Macro Trading       TT International
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Anthony J. Moorhouse                 General Partner; Head of Trading     TT International
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Roger S. Bernheim                    General Partner                      TT International
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Lars J. Nielsen                      General Partner                      TT International
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Helen B. Marsden                     General Partner                      TT International
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Andrew D. Raikes                     General Partner                      TT International
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Gawain M. Barnard                    General Partner                      TT International
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Jonathan P. Bolton                   General Partner                      TT International
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Peter N. Robson                      General Partner                      TT International
         .................................... .................................... ....................................

(hh) TWIN Capital Management, Inc.


         The following chart reflects the directors and officers of TWIN, including their business connections, which are of a substantial nature. The address of TWIN is 3244 Washington Road, Suite 202,
         McMurray, Pennsylvania 15317-3153 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

         Name                                 Title                                Business Connection
         .................................... .................................... ....................................
         Geoffrey Gerber                      President; CIO                       TWIN
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         James D. Drake                       Controller;                          TWIN
                                              Chief Compliance Officer
         .................................... .................................... ....................................

(ii) Yacktman Asset Management Co.


         The following chart reflects the directors and officers of Yacktman, including their business connections, which are of a substantial nature. The address of Yacktman is 1110 Lake Cook Road, Suite 385,
         Buffalo Grove, Illinois 60089



         and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

         Name                                 Title                                Business Connection
         .................................... .................................... ....................................
         Donald A. Yacktman                   President; Secretary; Treasurer;     Yacktman
                                              Chief Compliance Officer
         .................................... .................................... ....................................
         .................................... .................................... ....................................
          Ronald W. Ball                      Senior Vice President                Yacktman
         .................................... .................................... ....................................
         .................................... .................................... ....................................
         Stephen A. Yacktman                  Vice President                       Yacktman
         .................................... .................................... ....................................

(jj) Merk Investments, LLC

         The following chart reflects the directors and officers of Merk, including their business connections, which are of a substantial nature. The address of Merk is 555 Bryant Avenue, Palo Alto, CA 94301 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

         Name                                 Title                                Business Connection
         .................................... .................................... ..................................
         Axel Merk                            President                            Merk
         .................................... .................................... ..................................
         .................................... .................................... ..................................
         Kimberly Schuster                    Chief Compliance Officer             Merk
         .................................... .................................... ..................................


(kk) Dover Corporate Responsibility Management LLC

         The following chart reflects the directors and officers of Dover, including their business connections, which are of a substantial nature. The address of Dover is 140 Greenwich Avenue, Greenwich, CT
         06830 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

         Name                                 Title                                Business Connection
         .................................... .................................... ..................................
         Richard M. Fuscone                   Chairman                             Dover
         .................................... .................................... ..................................
         .................................... .................................... ..................................
         Michael P. Castine                   President                            Dover
         .................................... .................................... ..................................
         .................................... .................................... ..................................
         Christopher J. Wolfe                 Director of Research                 Dover
         .................................... .................................... ..................................

Item 27.  Principal Underwriters

(a) Foreside Fund Services, LLC, Registrant's underwriter, serves as underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

         American Beacon Funds                        Wintergreen Fund. Inc.
         American Beach Mileage Funds                 Henderson Global Funds
         American Beach Select Funds                  ICM Series Trust
         Bridgeway Funds                              Monarch Funds
         Century Capital Management Trust             Sound Shore Fund, Inc.
         Forum Funds

(b) The following are officers of Foreside Fund Services, LLC, the Registrant's underwriter. Their business address is Two Portland Square, First Floor, Portland, Maine 04101.

         Name                                      Position with Underwriter           Position with Registrant
         ..................................... .................................. ...................................
         ..................................... .................................. ...................................
         Simon D. Collier                      Principal Executive Officer        President (Principal Executive
                                                                                  Officer)
         ..................................... .................................. ...................................
         ..................................... .................................. ...................................
         Carl A. Bright                        President & Treasurer              Principal Financial Officer
         ..................................... .................................. ...................................
         ..................................... .................................. ...................................
         Nanette K. Chern                      Vice President, Secretary &        AML Officer
                                               Chief Compliance Officer
         ..................................... .................................. ...................................
         ..................................... .................................. ...................................
         Richard J. Berthy                     Vice President & Assistant         None
                                               Treasurer
         ..................................... .................................. ...................................
         ..................................... .................................. ...................................
         Mark A. Fairbanks                     Vice President, Assistant          None
                                               Secretary & Deputy Chief
                                               Compliance Officer

(c)      Not Applicable.

Item 28.  Location of Accounts and Records

         The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Citigroup Fund Services, LLC, Two Portland Square, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant's custodian, as listed under "Custodian" in Part B to this Registration Statement. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant's adviser or subadviser, as listed in Item 26 hereof.

Item 29.  Management Services

         Not Applicable.

Item 30.  Undertakings

         None.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and certifies that it has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Portland, and State of Maine on July 31, 2006.



                                   Forum Funds


                                               By: /s/ Simon D. Collier
                                                   -----------------------------
                                                   Simon D. Collier, President


Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on July 31, 2006.


(a)      Principal Executive Officer

         /s/ Simon D. Collier
        ----------------------
         Simon D. Collier
         President

(b)      Principal Financial Officer

         /s/ Carl A. Bright
        ----------------------
         Carl A. Bright
         Principal Financial Officer

(c) A majority of the Trustees


         John Y. Keffer, Trustee
         James C. Cheng, Trustee
         J. Michael Parish, Trustee
         Costas Azariadis, Trustee

         By:  /s/ David M. Whitaker
              ---------------------------------------
         David M. Whitaker
         Attorney in fact*


    *Pursuant to powers of attorney previously filed as Other Exhibits (A) to this Registration Statement.

                                  EXHIBIT LIST





Exhibits




(d)(26) Brown Advisory Opportunity Fund Investment Advisory Agreement

(h)(15) Contractual Fee Waiver for DF Dent Premier Growth Fund


(i) Consent of Counsel

(j) Consent of Independent Auditors